Exhibit 10.2
SECOND AMENDMENT TO THE AGREEMENT FOR GUARANTEED
MAXIMUM PRICE CONSTRUCTION SERVICES
This Second Amendment to the Agreement for Guaranteed Maximum Price Construction Services is dated as of May 26, 2011, and is by and between PNK (Baton Rouge) Partnership (“Owner”) and Manhattan Construction Company (“Contractor”).
WHEREAS, on March 30, 2010, Owner and Contractor entered into an Agreement for Guaranteed Maximum Price Construction Services (the “Agreement”); and
WHEREAS, the parties now desire to amend the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1. Pursuant to Section 1.3 of Addendum 1 to the Agreement, the Agreement is hereby amended to include a Guaranteed Maximum Price. Additionally, new exhibits (Exhibits Q-U) are added to the Agreement and certain other exhibits to the Agreement (Exhibits B-G and N-P) are hereby revised. The Guaranteed Maximum Price and the new and revised exhibits to the Agreement are attached hereto as Exhibit 1, and incorporated into the Agreement as if fully set forth therein.
2. All other terms and conditions of the Agreement not amended herein shall remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Agreement for Guaranteed Maximum Price Construction Services to be executed as of the date first set forth above.

PNK (BATON ROUGE) PARTNERSHIP		MANHATTAN CONSTRUCTION COMPANY

By:	PNK DEVELOPMENT 8, LLC	By:	/s/ Duane K. Duffy

Duane K. Duffy
Its:	Managing Partner

By:	PINNACLE ENTERTAINMENT, INC.	Its:	Executive Vice President

Its:	Sole Member

By:	/s/ Anthony M. Sanfilippo Anthony M. Sanfilippo

Its:	President and Chief Executive Officer

EXHIBIT 1
TO
SECOND AMENDMENT TO THE
AGREEMENT FOR GUARANTEED
MAXIMUM PRICE CONSTRUCTION
SERVICES

May 11, 2011
PNK (Baton Rouge) Partnership
8918 Spanish Ridge
Las Vegas, NV 89148
Attention: Marty Thomas / Donna Negrotto

RE:	Pinnacle Entertainment Baton Rouge Casino and Hotel
Subject:	Guaranteed Maximum Price (GMP) Proposal
Mr. Thomas and Miss Negrotto:
In accordance with Addendum 1 Section 1.2 of the executed Agreement between PNK (Baton Rouge) Partnership and Manhattan Construction Company dated March 30, 2010, Manhattan has enclosed the formal Guaranteed Maximum Price (GMP) proposal with associated exhibits for the Baton Rouge Casino and Hotel project. The total GMP for the project is Two Hundred Twenty-Eight Million Seven Hundred Eleven Thousand Three Hundred Forty Two Dollars and NO Cents, $228,711,342. Following are the enclosed exhibits to this proposal:
MCC GMP Estimate dated 5/11/11 (Original issue Date 4/21/11)
Exhibit “A” Description of the Site (See Original Agreement)
Exhibit “B” Project Schedule (Data Date of 4/20/11 and Run Date 5/02/11)
Exhibit “C” Contractors Personnel dated 5/11/11
Exhibit “D” Contractors Owned Equipment dated 5/11/11
Exhibit “E” Drawings dated 5/11/11
Exhibit “F” The Work dated 5/11/11
Exhibit “G” GMP Premises and Assumptions dated 5/11/11
Exhibit “H” Conditional Waiver and Release Upon Progress Payment (See Original Agreement)
Exhibit “I” Unconditional Waiver and Release Upon Progress Payment (See Original Agreement)
Exhibit “J” Contractor’s Certificate (See Original Agreement)
Exhibit “K” Technical Studies and Reports (See Original Agreement)
Exhibit “L” Permits, Approvals and Entitlements (See Original Agreement)
Exhibit “M” Unconditional Final Waiver and Release (See Original Agreement)
Exhibit “N” Contractor’s Project Safety and Health Guidelines dated 5/11/11
Exhibit “O” OCIP Manual (Not Applicable)
Exhibit “P” Required Insurance (Certificate of Liability Insurance Issued 4/11/11)
Exhibit “Q” Value Engineering Log dated 5/11/11
Exhibit “R” GMP Allowances dated 5/11/11
Exhibit “S” Back of House Finish Schedule dated 5/11/11
Exhibit “T” FF&E Matrix dated 5/11/11
Exhibit “U” General Conditions Estimate Breakdown dated 5/11/11

Manhattan Construction Company
2120 Montrose Blvd.	Houston, Texas 77006 Ph: (713) 529-0000	Fax: (713) 526-9176

PINNACLE ENTERTAINMENT: BATON ROUGE CASINO & HOTEL
MANHATTAN CONSTRUCTION COMPANY	DATE: 5/11/2011
SUMMARY OF COSTS — ALL AREAS
PROJECT NAME: BATON ROUGE SCHEME #6 PROGRAM
GMP 04-21-2011 (WITH VE INCLUDED); REVISED 05/02/11

SUB
JOB	AREA DATA	TOTAL AMOUNT	COST / S.F.	SF	NOTES

0.02	SITEWORK & RELATED IMPROVEMENTS	$34,932,060
0.03	CASINO — FLOAT	$48,321,103	$294.77	163,929
0.04	PARKING GARAGE	$13,091,648	$42.07	311,207
0.05	HOTEL — 206 KEYS, 12 FLOORS	$40,832,350	$207.10	197,166
0.06	MARINE WORK	$15,199,814	$67.07	226,634
0.07	CENTRAL PLANT / SUPPORT FACILITY	$14,755,235	$581.62	25,369
0.08	VESSEL	$24,356,932	$107.47	226,634
0.09	GENERAL CONDITIONS: See Note #1 Below	SEE BELOW
0.10	PRECONSTRUCTION SERVICES	$301,000
0.12	CASINO LOW RISE (FIXED)	$30,713,299	$463.79	66,222
0.12	SKYBRIDGE & PORTE-COCHERE	$5,607,025	$882.86	6,351
0.13	MODEL ROOMS & MOCKUP	$311,042
	EMPLOYEE WALKWAY	$289,834	$38.64	7,500
	PUBLIC PARKING WALKWAY	$0			Not in Contract

	TOTAL ALL AREAS	$228,711,342		1,231,012

1	TOTAL GENERAL CONDITIONS AMOUNT	$9,567,835

The general conditions costs are included in the individual area breakdowns.
5/25/2011

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		Level 1	Level 2
Casino Public
	1206 Video Poker	751
	1142 Womens Toilets	458
	1147 Mens Toilets	380
	1157 Buffet	12,430
	1173 Womens Toilets	719
	1175 Mens Toilets	628
	1198 Poker Room	1,493
	1197 Vestibule	115
	1195 Feature Bar	2,753
	1194/1214 High Limit Gaming	5,053
	1190 My Choice	114
	1185 Mens Toilet	456
	1187 Womens Toilet	523
	Casino	48,852
	2103 Public Circulation / Prefunction	7,124
	2105 Mens Toilets	595
	2104 Womens Toilets	678
	2148 Coats	69
	2150 MPR	13,031
	2188 VIP Lounge	3,199

	TOTAL CASINO PUBLIC	99,421

Casino BOH
	1192 Storage	93
	1189 Room	78
	1188 Data	96
	1191 Office	539
	1177 Data	74
	1178 Data	99
	1176/79 Service Bar	552
	1174 Janitor	64
	1144 Employee Entry	118
	1136 BOH Circulation	489
	1135 Main Kitchen	121
	1148 Service Bar	375
	1155 Room	72
	1150 Office	93
	1149 Data	101
	1154 Credit	116
	1151 Slot	589
	1153 Cage	837
	1120 BOH Circ	271
	1146 Janitor	76
	1186 Janitor	54
	2112 BOH Circ	1,190
	2108 Storage	975
	2109 Mech	407
	2110 Security	437
	2111 Head Security	215
	2112 BOH Circ	8,580
	2113 Data/UPS	668
	2116 Room	636
	2118 BOH	822
	2119 Storage	156
	2121 State Police	289
	2120 Audit	107
	2122 Trooper	106
	2124 BOH	327
5/25/2011

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	Level 1	Level 2
2135 Training	1,085
2125 Security Dispatch	212
2123 Employee Control	266
2140 BOH	689
2133 Surveillance	1,441
2139 IT	884
2134 BOH RAMP	143
2132 AV	1,285
2120 Room	167
2131 Room	82
2149 Room	173
2115 Room	117
2138 Bar Storage	889
2136 G Room	160
2202 Green Room Toilet	54
2155 Room	717
2154 Banquet Kitchen	2,357
2176 EDR Kitchen	1,018
2175 EDR	3,305
2180 Team Lounge	494
2177 Room	127
2178 Mens Toilet	293
2179 Womens Toilet	305
2191 Vessel Support	1,557
2190 Room	230
2200 Office	320
2201 Generator	880
2194 Employee Terrace	1,518
2189 Storage	81
2171 Storage	284
2169 Green Room	168
2170 Green Rom Toilet	49
2153 AV Storage	72
2152 Room	59
2196 AGM	206
2197 Conference	289
2199 GM	285
2198 Special Event	193
2184 MKTG	2,804
2185 Dir MKTG	176
2183 Dir MKTG	174
2181 Conference	288
2167 MKTG Storage	312
2168 Tables	176
2166 Slot/Tables	801
2163 Dir F&B	202
2164 Dir Slots	169
2172 Vestibule	256
2165 F&B Offices	705
2147 Storage	888
2143 Storage	850
Folding Door Storage	212
2186 VIP Terrace	1,797

TOTAL CASINO BOH	52,086

TOTAL CASINO OCCUPIED	151,507

Casino Level 1	84,252
Casino Level 2	79,677

TOTAL CASINO	163,929
Deduct Casino Occupied	(151,507)

Casino Misc Circ / Dead Space	12,422

5/25/2011

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	Level 1	Level 2
Low Rise Public
1102 Entry Vestibule	698
1105 My Choice	409
1140 Promenade	12,180
1180 Steakhouse	3,608
1161 Womens Toilets	152
1160 Mens Toilets	110
1167 Mens Toilet	296
1166 Womens Toilet	359
1168 Toilet	56
1202 2 Meal	4,396
1207 Patio	574
1205 Grab N Go	479
2101 Bridge Promenade		3146
TOTAL LOW RISE PUBLIC	23,317	3146
5/25/2011

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	Level 1	Level 2
Low Rise BOH
1103 Storage	297
1104 Office	318
1201 EVS	142
1169 Janitor	22
1165 Vestibule	243
1163 Trash	164
1162/64 Steakhouse Kitchen	1,886
1215 Electrical	88
1199 Electrical	103
1183 Service Bar	287
1136 BOH Circ	178
1127 BOH Circ	1,943
1133 Janitor	57
1132 Dry Storage	234
1131 Refrig	139
1130 Soda	101
1129 Liquor	152
1134 Electrical	121
1128 Electrical	239
1126 Womens Toilets	124
1128 Mens Toilets	124
1141 F&B Office	120
1124 F&B Office	107
1121 Exit Corridor	601
1120 BOH Circ	558
1116 Trap	50
1112 Evs	79
1115 Cage Mgr	128
1117 Card/Dice	144
1118 Cart Storage	303
1119 Trap	99
1113 Soft Count	594
1110 Vault	381
1111 Shift Mgr	423
1109 Exit Corridor	333
1108 3 Meal Kitchen	2,297
1123/35 Main Kitchen & Bakery	6,695

TOTAL LOW RISE BOH	19,874

TOTAL LOW RISE OCCUPIED	43,191

Low Rise Level 1	45,729
Low Rise Level 2	17,347

TOTAL LOW RISE AREA	63,076
Deduct Occupied	(43,191)

Low Rise Misc Circ / Dead Space	19,885
5/25/2011

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		Spaces
Garage
Level 1 Elevation +29	103047	253
Level 2 Elevation +41	103208	262
Level 3 Elevation +53	102772	274
Level 4 — Elevation 77	2180

TOTAL GARAGE	311207	789

	Area
Hotel Public
2120 Vestibule	269
2119 Lobby	1,475
2124 Corridor	213
2100 Corridor	982
2117 Elev Lobby	350
2122 Sundries	789
2120 Storage	60
3124 Corridor	1,398
3121 Ice Room	83
4100 — 1100 Corridor	11,136
4121 — 1121 Ice Room	656
Guestrooms	91,652
TOTAL HOTEL PUBLIC	109,063

Hotel BOH
0110 Service Corridor	1,961
0112 BOH Offices	565
0101 Pool Furniture Storage	1,995
0104 Room	195
0105 Room	206
0106 HR	1,421
0108 Housekeeping	1,104
0109 BOH Circ	350
0126 Dock	350
0124 Dock Office	139
0125 Trash Holding	352
0122 Room Service Kitchen	1,508
0121 Office	95
0120 Unassigned	119
0119 Dry Storage	136
0118 Electrical	301
0117 Emergency Electrical	211
0116 Mechanical	569
1101 Storage File	120
1104 Finance	557
1100 BOH Circ	692
1103 Womens RR	142
1102 Mens RR	147
1105 Conference	122
1106 Director Finance	158
1122 Accounting	635
1120 Lead Audit	147
1121 Internal Audit	137
1124 Acct Spvr	140
5/25/2011

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Area
1123 Audit Spvr	190
1125 Dir Resort Ops	149
1128 Baggage	825
1127 Baggage	136
1.5 Equip	4,055
1.5 Room	163
1.5 Room	164
1.5 Elect	515
1.5 Elec Control	167
1.5 Room	48
2125 Housekeeping	389
2123 Room	39
3125 Housekeeping	391
3123 Room	41
4125 Housekeeping	387
4123 Room	40

TOTAL HOTEL BOH	22,273

TOTAL HOTEL OCCUPIED	131,336

5/25/2011

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HOTEL FLOORPLATE (includes stairs)

	Area
Service Level	13,672
Level 1	13,667
Level 1.5	5,684
Level 2 (17 Keys)	13,520
Level 3 (19 Keys)	13,673
Level 4 (21 Keys)	13,654
Level 5 (21 Keys)	13,654
Level 6 (21 Keys)	13,654
Level 7 (21 Keys)	13,654
Level 8 (21 Keys)	13,654
Level 9 (21 Keys)	13,654
Level 10 (21 Keys)	13,654
Level 11 (21 Keys)	13,654
Level 11.5		7,921
Level 12 (2 Keys)	6,386
Mech Penthouse		6,013

Total SF	175,834	13,934

Pool Deck at Level 12	7,398

TOTAL HOTEL	197,166

TYPICAL ROOMS (K/QQ)	141
ADA TYPICAL ROOMS	9
EXTENDED TYPICAL ROOMS	26
ADA JR STE	1
JUNIOR SUITE	9
ADA BRIDGE	1
BRIDGE SUITE	9
2-BAY SUITES	9
3-BAY SUITES	1

TOTAL KEYS	206

Pedestrian Bridge
Elevation 53 Casino Vestibule	810
Elevation 53 Hotel Vestibule	2344
Elevation 77 Walkway	3197

TOTAL PEDESTRIAN BRIDGE	6351

Porte Cochere	9329
5/25/2011

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	Area
Support Facility
1102 Fire Command	188	SF
1103 Security Control	527	SF
1104 Employee Entry	389	SF
1108 Wait	196	SF
1110 Toilet	55	SF
1109 Storage	41	SF
1107 Office	137	SF
11XX	232	SF
1115 Facilities	1,934	SF
1118 Womens RR	249	SF
1119 Mens RR	258	SF
1120 Pump Room	643	SF
1130 Mens Locker	828	SF
1131 Womens Locker	819	SF
1132 Ref Prep Rms	1,671	SF
1140 Storage	842	SF
1141 Uniform	2,557	SF
1132 Warehouse	4,643	SF
1132 Bulk Liqour	227	SF
1133 Purchasing	280	SF
1134 Chemical Storage	139	SF
1136 Trash	297	SF
1117 Janitors Closet	50	SF
1116 Circulation	3,125	SF
1105 Storage	648	SF
1121 MDF Room	698	SF
1122 Generator Room	825	SF
1123 Emergency Elec	575	SF
1124 Normal Elec	622	SF

Total Support Facility (Occupied)	23695	SF

Support Facility Footprint	25369
Deduct Occupied	-23695

Misc Circ / Dead Space	1674
5/25/2011

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DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE SITEWORK

GMP 04-21-2011 (WITH VE INCLUDED);			GSF
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	MASS EXCAVATION: Dry Side Sitework
	Clear & Grub Site	4	ACRES	$1,817.07	7,268
	Erosion Control	1	LS	$18,987.10	18,987
	Demo Asphalt @ Old River Road Tie-Ins	1	LS	$5,000.00	5,000

	Strip & Store Top Soil/Mass Excavation Cut & Fill	1	LS	$2,639,463.59	2,639,464

	Mass Excavation: Site Import Fill Fuel Up charge	239,108	TMCY	$1.50	358,662
	Geo-foam w/ Filter Fabric	4,550	SF	$8.28	37,695
	Geo-foam Seal Slab	4,550	SF	$4.50	20,475
	Top Soil @ Back-of-Curbs / Sidewalks	933	CY	$32.00	29,870
	Open Cut Outfall Drainage Swales: On Site	5,029	LF	$4.62	23,248
	3,140,669				0
					0
	Amphitheater Mass Earthwork	1	LS		0
	0

#A-60	Amphitheater Electrical / Low Voltage Service Allowance	1	ALLOW	$100,000.00	100,000
	100,000
					0
	Lime Stabilization: 6″ (Drive Lanes)	1,795	SY	$5.67	10,178
	Lime Stabilization: 9″ (Surface Parking Areas)	72,231	SY	$4.35	314,205
	324,383

	SITE SURFACE DEWATERING
	Subsurface Dewatering (Site Maintenance)	1	LS	$125,000.00	125,000
	125,000

	TEMPORARY ROADS & LAYDOWN:
	Temporary Roads: Hotel & Site	21,500	SY	$35.00	752,500
	752,500

	SITE UTILITIES — SUBCONTRACT
	Water
	12″ Combination Fire/Water Main (New River Road to Meter Pit) (NOT IN CONTRACT)	151	LF	$—	0
	8″ Fire Main Loop: Site Loop	4,826	LF	$65.00	313,690
	Fire Hydrants @ Parking Lot	5	EA	$4,200.00	21,000
	8″ Fire Main from Central Plant to Hotel	850	LF	$65.00	55,250
	8″ Fire Main from Wet/Dry Side Tee to Casino (Insulated & Exposed @ Levee)	220	LF	$120.00	26,400
	8″ Domestic Water Main: Meter Pit to Central Plant	540	LF	$65.00	35,100
	8″ Domestic Water Main: Central Plant to Wet/Dry Side Tee (See Directional Bore Below)	440	LF	$—	0
	6″ Domestic Water Main: Tee to Hotel (See Directional Bore Below)	440	LF	$—	0
	6″ Domestic Water Main: Wet/Dry Side Tee to Casino (Insulated & Exposed @ Levee)	220	LF		W/ Mechanical
	6″ Domestic Water Main: Central Plant to Hotel (Directional Boring)	850	LF	$60.00	51,000
5/11/2011

10 of 93

BATON ROUGE SITEWORK

GMP 04-21-2011 (WITH VE INCLUDED);			GSF
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	6″ Site Irrigation Water Main (From where to where?)	540	LF	$50.00	27,000
#A-62	Reduce 500 LF for 6″ Irrigation Water Line (Meter to be close to River Road)	1	ALLOW	$(25,000.00)	-25,000
	Above Ground Double Check Valve BFP for Each Water Line: 8″ (2EA) & 6″ (1 EA)	3	EA	$18,500.00	55,500
	559,940

	Water Meter Pit & 10″ Meter	1	EA	NIC
	Fire Water Meter Pit & 8″ Meter	1	EA	NIC
	Irrigation Water Meter Pit & 3″ Meter	1	EA	NIC

	Sanitary
	10″ Sanitary Sewer Force Main (NIC)	0	LF	NIC
	10″ Sanitary Sewer Gravity Flow (1/16″/ft): Hotel / Central Plant / Support Facility / Towers to Public MH 100′ before Lift Station	2,500	LF	$65.00	162,500
#A-66	Modify routing of sanitary sewer outfall piping	1	ALLOW	$(52,000.00)	-52,000
	6″ Sanitary Sewer Force Main from Wet Side to Dry Side	650	LF	$45.00	29,250
	Sanitary Manholes	5	EA	$4,500.00	22,500
	162,250

	Site Grease Piping
	4″ Grease Line: Hotel Gravity Flow	50	LF	$50.00	2,500
	2,500

	Gas Main
	Gas Main (By Utility)	700	LF	NIC
	4″ Gas Main: Low Pressure Side @ Central Plant	100	LF	$25.00	2,500
	4″ Gas Main: Central Plant to Hotel (Directional Boring)	850	LF	$75.00	63,750
	4″ Gas Main: Hotel Tee to Casino	220	LF	$50.00	11,000
	77,250				0

	Misc. Site Pits / Vaults/ Bores				0
	Directional Bore @ River Road	0	LF	$—	0
	Precast Utility Trench: Not Required	0	LF	$—	0
	Vaults/Pits @ River Road	0	EA	$—	0
	Levee Piping SOG Support (Assume 30′ L x 20′ W x 5″ SOG)	600	SF	$5.00	3,000
	3,000

	SITE CW/CWR Pre-lnsulated Piping
	CW Lines from CP to Hotel & Casino (GMP)	1	LS	$715,213.00	715,213
	CW Lines (Central Plant to Hotel)	1,100	LF	$325.00	w/above
	CW Lines (Central Plant to Casino)	1,100	LF	$325.00	w/above
	~~HW Lines (Central Plant to Hotel)~~	~~200~~	LF	$315.00	Removed — VE
	~~HW Lines (Central Plant to Casino)~~	~~1,000~~	LF	$315.00	Removed — VE
	715,213
5/11/2011

11 of 93

BATON ROUGE SITEWORK

GMP 04-21-2011 (WITH VE INCLUDED);			GSF
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Site Duct Banks (River Road to Central Plant)
	Primary Electrical Duct Bank	600	LF	$150.00	90,000
	(Assume Primary Wire Furnished by Utility Company)	600	LF	$—	0
	Secondary Feeder: T-Pad to Switchgear Room	200	LF		W/ Site Electrical
	Telecom Duct Bank	750	LF	$75.00	56,250
	146,250

	Grease Traps
#A-61	Grease Trap: Hotel Dry Side (Assume 2.000 Gallon)	1	ALLOW	$25,000.00	25,000
	25,000

	Lift Station (BY OFFSITE CONTRACTOR)
	Lift Station FOB Jobsite	1	LS	NIC
	Dewatering for Lift Station	1	LS	NIC
	Excavation / Installation / Backfill	1	LS	NIC
	0

	Site Storm Drainage System: ON SITE
	4′ & 8″ PVC	212	LF	$30.75	6,519
	10″ A-2000	60	LF	$34.85	2,091
	12″ A-2000	317	LF	$35.88	11,372
	15″ A-2000	569	LF	$38.95	22,163
	18″ A-2000	401	LF	$45.10	18,085
	24″ A-2000	142	LF	$63.55	9,024
	30″ A-2000	34	LF	$65.60	2,230

	18″ RCPA	177	LF	$64.58	11,430
	24″ RCPA	710	LF	$85.08	60,403
	30″ RCPA	122	LF	$104.55	12,755
	36″ RCPA	146	LF	$136.33	19,903
	Pipe Bedding	586	TON	$36.90	21,623

	Single Catch Basin	21	EA	$2,080.75	43,696

	10″ Trench Drain @ Guest Asphalt Parking Lot	377	LF	$259.33	97,766
	6″ French Drain w/ Lift Station @ PG	427	LF	$35.88	15,319

	Paved Gutter Drain	12	EA	$4,069.25	48,831
	Curb Inlet	12	EA	$2,967.38	35,609
	CB-01	3	EA	$2,897.68	8,693
	Drain Manhole	5	EA	$4,538.70	22,694

	Concrete Flumes	21	EA	$288.03	6,049
	Riprap @ Flume End Treatments	69	EA	$518.65	35,787
	512,041
5/11/2011

12 of 93

BATON ROUGE SITEWORK

GMP 04-21-2011 (WITH VE INCLUDED);			GSF
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Site Storm Drainage System: OFF SITE
	Erosion Control	10,000	LF	$14.44	144,385
	Seeding — with above	35	ACRE		0
	Detention Basin: Open Cut & Dispose on Site	161,000	CY	$2.34	457,260
	Open Cut Outfall Drainage Swales	40,500	CY	$2.81	113,698
	36" x 38" RCPA w/ Headwalls & Outfall Ditches	3	EA	$5,585.67	16,757
	732,100

	INITIAL OUTFALL DRAINAGE
	Add Site Earth Berm: 25' wide/10'x3,845 LF(see detail 2A/C-10.1) Seal Constr. — Open Purch	1	LS	$48,000.00	48,000
	48,000

	SITE DUCT ELECTRICAL BANKS
	PRIMARY
	Electrical — Sitework GMP	1	LS	$4,188,010.00	4,188,010
	Extended General Conditions thru 5/31/2012	1	LS	$62.820.15	62,820
	Primary Electrical Duct Bank (Central Plant to Buildings)	710	LF	$1,233.00	W/ Elect. GMP
	(Assume Primary Wire Furnished by Utility Company)		LF
	Secondary Feeder: T-Pad to Main Switchgear Room	710	LF	$262.00	W/ Elect. GMP
	4,250,830

	SECONDARY
	Secondary Electrical Duct Bank (Central Plant to Buildings)	850	LF	$1,233.00	1,048,050
	Secondary Feeder: T-Pad to Main Switchgear Room	0	LF	$262.00	W/ Elect. GMP
	1,048,050

	Temporary Power Feeders
	Temp Power / Conduits for Tower Cranes 1 & 2	1	LS	$350,000.00	350,000
	Temp Power / Conduits for Tower Cranes 3 & 4	1	LS	$250,000.00	250,000
	600,000				0

	LOW VOLTAGE
	Telecom Duct Bank: Assume racked under bridge	600	LF	$200.00	W/ Elect. GMP
	Low Voltage Site Cabling: Security		LF	w/ SF Unit Prices
	Low Voltage Site Cabling: Data/Communication		LF	w/ SF Unit Prices

	SITE CONCRETE
	Site Reinforcing Material	92	TN	$763.00	70,196
	Site Reinforcing Labor	92	TN	$295.00	27,140
	Site Concrete — Ready Mix Material	1,826	CY	$97.01	177,140
	Sidewalks: F/P/P/F	39,100	SF	$2.50	97,750
	10" Concrete Paving: F/P/P/F	36,205	SF	$4.50	162,923
	Light Pole Bases	0	EA		W/ Elect. GMP
	Handicap Ramps	39	EA	$500.00	19,500
	554,649
5/11/2011

13 of 93

BATON ROUGE SITEWORK

GMP 04-21-2011 (WITH VE INCLUDED);			GSF
REVISED 05/02/11

Sys. Code	Description	Qty	U of M	Unit Cost	Activity Cost

	STRIPING/HC SIGNS/PRECAST BUMPERS
	Lot Striping/Handicap Signs/Precast Bumpers	1	LS	$15,375.00	15,375
	15,375

	CURB & GUTTER
	Concrete Curb & Gutter	20,170	LF	$19.00	383,230
	383,230

#A-67	ASPHALT PAVING: ALLOWANCE	16,285	TONS	$125.00	2,035,625
	4" Asphalt Paving at Employee Parking	16,245	SY
	4" Asphalt Paving at Guest Parking	44,730	SY
	7" Asphalt Paving at Roadways	9,167	SY
	Total SY	70,142	SY
	2,035,625

	STONE BASE	35,114	TN	$31.40	1,102,548
	Surface Parking: 8" Stone Base	32,263	TONS
	Drive Lanes: 12" Stone Base	1,197	TONS
	Loading Dock Paving: 8" Stone Base	1,654	TONS
	1,102,548

	Re-grade PL Stone Base: Soft Spots & Add 1.25"	4,676	TN	$35.62	166,558
	166,558

	SITE LIGHTING
	Site Light Poles/Circuitry	0	EA		W/ Elect. GMP
	Site Light Poles/Circuitry: Poles @ Roundabout Entry Drives		EA	$8,500.00	W/ Elect. GMP
	Decorative Light Poles @ Elevated Roadway (Upgrades, every 60׳ at both sides of road)	65	EA	$8,500.00	552,500
#A-51	Reduce Cost/Pole AL for Decorative Light Poles @ Elevated Rd. from $8,500 to $5,500	1	ALLOW	$(195,000.00)	-195,000
	357,500

	River Road Relocation
	River Road Improvements	1	LS	$5,230,114.00	5,230,114
	Lighting at River Road	1	LS	$805,985.00	805,985
	Additional Shoulder Embankment at Detour	1	LS	$20,000.00	20,000
	Work Stoppage due to ACOE MOD Approval: 01/26/11 thru 02/05/11	1	LS	$126,084.00	126,084
	Additional Mobilization due to Water Levels	1	LS	$40,000.00	40,000
	6,222,183

#A-65	Mill/Overlay Existing River Road from Gardere to Central Plant	1	ALLOW	$100,000.00	100,000
	100,000
5/11/2011

14 of 93

BATON ROUGE SITEWORK

GMP 04-21-2011 (WITH VE INCLUDED);			GSF
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	ELEVATED ROAD STRUCTURE
	Elevated Road Form/Pump/Place/Finish (includes bents)	101,000	SF	$25.30	2,555,300
	Reinforcing Steel Material for Elevated Road	921	TN	$763.00	702,723
	Reinforcing Steel Labor for Elevated Road	921	TN	$295.00	271,695
	Ready Mix Material for Elevated Road	10,947	CY	$103.55	1,133,562
	Ready Mix Material for Revetment	2,500	CY	$97.01	242,525
	4" Sloped Paving (Revetment)	155,700	SF	$1.27	198,500
	Elev. Roadway Structure Levee Spread Footing (with above)
	6" Galv Rail at top of wall	2,400	LF	$110.00	264,000
	Custom Planter Boxes (FFE)
	Caulking of Control Joints	50,720	LF	$1.20	60,864
	5,429,169	53.75	$/SF

	Elevated Roadway Levee Earthwork
	Erosion Control	2,500	LF	$3.30	8,250
	Seeding & Mulching	25	ACRE	$1,450.00	36,250
	Strip & Store Topsoil on Site	4,630	CY	$6.75	31,250
	Import Select Fill	18,519	TMCY	$16.00	296,296
	Premium for Working on Levee	18,519	TMCY	$4.35	80,556
	452,602

	Vessel Veh. Elev. Emergency Egress Walkway	0	SF		0
	Vehicular Galv. Railing: Not Rqd (Jersey Barr.)	0	LF		0
	(Vessel to top of Levee)
	0

	Levee Paving Adjacent to Elevated Roads/Walks	0	SF		0
	(Includes earthwork & base.)
	Levee Paving Between Road and Elevated Walk	0	SF		0
	(20’w x 515 LF)
	0

	Elevated Walkways
	Elevated Emerg Egress Walkways North (w/ Low Rise)	305	SF		0
	Elevated Emerg Egress Walkways South (w/ Low Rise)	290	SF		0
	Elevated Loading Dock at Vessel (w/ Low Rise)	2,000	SF		0
	Upgraded Elevated Structure for Utility Lines at Service Dock (Assumed 30 W x 180 L)	5,400	SF	$62.00	334,800
	Box Culvert at Gravel Drive (Top of Levee)	0	LF	$500.00	0
	334,800

	Elevated Walkways / Roads Gangway (EJ)	175	LF	$250.00	43,750
	43,750
5/11/2011

15 of 93

BATON ROUGE SITEWORK

GSF
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	POOL (w/ Hotel)
	Pool Bar (w/ Hotel)	0	LS		0
	Pool Bar: Food Service Equipment (w/ Hotel)	0	LS		0
	Pool & Hardscaping Allowance (w/ Hotel)	0	LS		0

	Pool Podium Elev. Structure Allowance (w/ Hotel)	0	SF		0
	0

	Landscape & Irrigation
	Landscaping & Irrigation (includes 45 gal trees and Medjool Palms) - PINNACLE PURCHASE	1	LS	NIC
	0				0
					0
	Site Maintenance / Mowing				0
	Erosion Control /. SWPPP	18	MO	$1,750.00	31,500
	31,500

	On-Site Mowing: 06/2010 thru 04/2011	1	LS	$86,186.48	86,186
	On-Site Mowing: 05/2011 thru 03/2012	11	MO	$1,737.14	19,109

	Off-Site Mowing: 06/2010 thru 04/2011	1	LS	$70,937.88	70,938
	On-Site Mowing: 05/2011 thru 03/2012	11	MO	$1,737.14	19,109
	195,341
					0
	Site Low Voltage Lighting				0
#A-50	Landscaping Lighting	1	ALLOW	$—	W/ Elect. GMP
	0

	TOTAL COST				30,522,964

	Cost of Work Subtotal				$30,522,964

	Sub Guard @ 1.25%				$381,537
	General Conditions				$1,590,351
	Extended General Conditions through May 31, 2012				$93,347
	Building Permit (Cost of Work times .0022)				$107,151
	General Liability Insurance (Cost of Work times .008)				$244,184
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$6,105
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$32,945,638
	MCC Fee @ 3.25%			3.25%	$1,070,733

	Project Total				$34,016,371
	MCC Contingency @ 3% times Cost of Work			3.00%	$915,689
	Area Total				$34,932.060
5/11/2011

16 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO (FLOAT)

FOH 99,421
BOH 64,508 GSF 163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 3
	Place and Finish: Cellular Deck 3500LW SOMD	72,996	SF	1.30	94,895
	Place and Finish: 3500LW SOMD Level 1	24,175	SF	1.30	31,428
	Place and Finish: 3500LW SOMD Level 2	82,400	SF	1.30	107,120
	Form, Place and Finish: Perimeter Wall Curbs	1,290	LF	8.00	10,320
	243,762				0

	Metal Pan Stair Fill	1,255	SF	4.00	5,021
	Misc. Equipment Pads	1,000	SF	5.50	5,500 0

	Reinforcing Steel Materials (Bars)	19	TN	763.00	14,497
	Reinforcing Steel Materials (Mesh)	1,780	SQS	19.40	34,536
	49,033				0

	Reinforcing Installation				0
	Bars	19	TN	295.00	5,605
	Mesh	1,780	SQS	11.00	19,580
	25,185				0

	Ready-mix Materials				0
	2500 PSI Mud Slabs (w/Marine Work)	0	CY		0
	5000 PSI Pipe Fill (w/Marine Work)	0	CY		0
	5000 PSI Basin Wall (w/Marine Work)	0	CY		0
	3500 LW Perimeter Curb	25	CY	112.27	2,807
	Cellular Deck 3500 LW SOMD	1,152	CY	112.27	129,335
	3500 LW SOMD	1,726	CY	112.27	193,778
	325,920				0

	Crane #1-Liebherr 630	8	MO	24,750.00	198,000
	Crane Foundation: F/P/P/F	1	EA	40,350.00	40,350
	Crane Operator	32	WK	3,800.00	121,600
	ACP Piles for TC1	1	LS	33,760.00	33,760
	Lull Rent	4	MO	2,600.00	10,400
	Lull Fuel & Maintenance	4	MO	1,000.00	4,000
	Lull Operator	17	WKS	3,800.00	64,600
	Safety Rails @ Podium: Maintenance	3,200	LF	7.82	25,024
	Temporary Ladders / Hole Covers	1	LS	4,500.00	4,500
	502,234				0

SBTL	Division 3 — Subtotal			7.06	1,156,654
	DIVISION 4
	Masonry			—	0

SBTL	Division 4 — Subtotal			—	0
	DIVISION 5
	Structural Steel	864	TN	2,215.00	1,913,760
	Structural Steel Design Revisions 10.27.10	1	LS	426,510.00	426,510
	Structural Steel Design Revisions 12.15.10	1	LS	11,206.00	11,206
	Structural Steel Mill Increase	1	LS	114,422.00	114,422
	01-2011 LPA DD	1	LS	267,875.00	267,875
	Structural Steel Design Revisions 01.28.11 (ASI #15)	1	LS	211,298.00	211,298
5/25/2011

17 of 93

BATON ROUGE CASINO (FLOAT)

FOH 99,421
BOH 64,508 GSF 163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Floor Deck (with Structural Steel)	82,400	SF	W/ Above
	Metal Roof Deck (with Structural Steel)	74,400	SF	W/ Above
	Floor Deck at Level 1: F & I	24,175	SF	3.05	73,734
	Transport Columns to Postel from Kyle, TX	1	LS	17,600.00	17,600
	3,036,405				0
	Storage Fees Due to Water Level				0
	Postel Steel Handling and Storage	1	LS	42,500.00	42,500
	42,500				0
					0
	CORDECK @ L1 (Material)	72,996	SF	7.05	514,622
	Install CORDECK @ L1	72,996	SF	1.85	135,043
	649,664				0

	Miscellaneous Metals (.75 # / SF) No Stairs	61	TN	4,000.00	245,894
	Metal Pan Stairs w/ Railings (3 ea)	314	RISERS	650.00	203,966
	Picket Railing at Vessel Perimeter	657	LF	250.00	164,250
	Picket Railing at VIP Patio	53	LF	300.00	15,900
	630,009				0
	Support Steel Privacy Screen at Roof (10#/SF)	41	TN	4,000.00	165,060
#A-2	Delete Support Steel Privacy Screen at Roof (10#/SF)	1	ALLOW	(165,060.00)	-165,060
	0

	Ornamental Metals				0
	Ornamental Stair (NONE)	0			0
	0
					0
	Decorative Rail @ VIP Terrace	100	LF	400.00	40,000
	40,000				0

SBTL	Division 5 – Subtotal			26.83	4,398,578
	DIVISION 6
	Rough Carpentry	163,929	GSF	1.25	204,911
	Temporary Protection	163,929	GSF	0.75	122,947
	327,858
					0
	Public Restrooms (Rm 1173/1175/1145/1147/1187/1185/2104/2105)				0
	Rustic Wood Casing and Header at Restroom Entry	75	LF	115	8,625
	Stone Vanity Top / Angled Vanity Panel	192	LF	487	93,504
	Door Casing / Crown Moulding	1	LS	34,494	34,494
	Mirror (FFE)				0
	Wall Hung Stone Pilasters, Solid Surface Partitions and Wood Doors	63	EA	5,321	335,223
#A-13	Revised Toilet Partitions to Drywall Front with Louvered Doors	1	ALLOW	-114,723	-114,723
	Urinal Screens	270	SF	117	31,590
	388,713				0
5/25/2011

18 of 93

BATON ROUGE CASINO (FLOAT)

FOH 99,421
BOH 64,508 GSF 163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Cage				0
	Main Cage Counter (with Grillwork and Granite top)	30	LF	2,802	84,060
	Casino Cage Back Counter	36	LF	443	15,948
	Employee Cage Counter (with Grillwork and Granite)	9	LF	3,561	32,049
	Wood Base at Credit Offices	116	LF	50	5,800
	Applied Moulding at Credit Office	20	LF	25	500
	138,357				0

	Casino (Marnell Entry Concept)				0
	“Fluted” millwork at entry die wall / soffit at elev +24	1,296	SF	550	712,800
#A-13	Use painted MDF at Casino Entry “Fluted” millwork at entry die wall / soffit at elev +24	1	ALLOW	-421,200	-421,200
	“Fluted” False Beams at Columns	1,296	SF	550	712,800
#A-13	Use painted MDF at Casino Entry “Fluted” Columns	1	ALLOW	-421,200	-421,200
	“Fluted” False Beams at Casino Side	1,458	SF	550	801,900
#A-13	Use painted MDF at Casino Entry “Fluted” False Beams	1	ALLOW	-473,850	-473,850
	Bronze Column Front and Back	1,440	SF	125	180,000
#A-13	Delete Casino Entry Bronze Column Front and Back and paint Bronze	1	ALLOW	-178,760	-178,760
	Host / ID Stand	1	EA	7,500	7,500
	Colored Glass “Waves” at Eyebrow	72	LF	850	61,200
	StyleMark Corners	960	LF	6	5,760
	986,950				0

	36.5’ Decorative metal Front (Cat Tail Design, Laser Cut)	110	LF	3,500	385,000
#A-13	36.5’ Decorative metal Front (Cat Tail Design, Laser Cut)	110	LF	-3,500	-385,000
	Reduce allowance for metal grillework to $250k	1	ALLOW	250,000	250,000
	Rail at ID Stand	10	LF	400	4,000
	254,000				0

	Structural Framing at Entry (Radiused 12” channel / Cross Member, Clad with Bronze to match columns)	2	TONS	8,000	16,320
	Bronze Cladding at Radiused Entry Steel	544	SF	125	68,000
	Structural Framing at “Octagon” Shapes (C12x30, Clad with Bronze to match columns)	4	TONS	8,000	28,000
	Bronze Cladding at “Octagon) Steel	800	SF	125	100,000
	212,320				0
	Casino Columns (GFRG, backlight, Hardwood kickers)	13	EA	4,608	59,904
	Trim / Moulding	1	LS	28,077	28,077

	Wood / Stone Base at Casino Columns (2" 4″ tall)	1	LS	69,490	69,490
	157,471				0
5/25/2011

19 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Pendants in Ceiling (wagon wheel beams and planks)	19	EA	7,003	133,057
	Stained Wood Beam, Various Height above Table Games	1	LS	698,830	698,830
#A-13	Replace Stained Wood Beams above Table Games with MDF “boxes” with OFCI Wood Wallcovering	1	ALLOW	-610,830	-610,830
	831,887				0

	Poker Room				0
	Host Stand and Granite Top	17	LF	701	11,917
	Glass Boxes at Entry	3	EA	7,446	22,338
	Wood Base, Chair, Picture, Crown Moulding	370	LF	126	46,620
	Wood Frame at TV’s	8	EA	1,040	8,320
	89,195				0
	High Limit Tables / Gaming				0
	Petrified Wood at Entry Columns/Header	240	SF	434	104,160
	Petrified Wood at Cashier Walls	60	SF	434	26,040
#A-13	Reduce Petrified Wood to Front Face only at the Entries, replace with OFCI Upholstery	1	ALLOW	-74,940	-74,940
	55,260				0

	Millwork Panelling at Entry	1	LS	136,356	136,356
	Decorative Polished Bronze Rail at Entry	52	LF	853	44,356
	Metal Screen at Cage Area at Entry	14	LF	1,500	21,000
	Metal Screen at My Choice	18	LF	1,500	27,000
	Wood Panelling with Leather Upholstery at Radius Room	1	LS	147,229	147,229
	Buffet with Stone Top at Radius Room	10	LF	1,093	10,930
	Main Bar Counter at Radius Room	13	LF	766	9,958
	Back Bar Counter at Radius Room	11	LF	709	7,799
	Crown at Radius Room Bar	67	LF	125	8,375
	Base at Radius Room Bar	67	LF	125	8,375
	Counter at Cashier	16	LF	750	12,000
	Counter at My Choice	34	LF	1,322	44,948
	Metal Screen at Cage Area (from inside High Limit)	28	LF	1,489	41,692
	Back Counters at Cashier	12	LF	705	8,460
	Crown at Cashier	95	LF	50	4,750
	Base at Cashier	95	LF	50	4,750
	Window “Cage” at Cashier	4	LF	1,500	6,000
	Counter at Window “Cage”	4	LF	150	600
	Wood Base at Cashier Offices	83	LF	50	4,150
	Chair Rail / Base / Crown at Gaming Area & Elevator Lobby	1	LS	133,064	133,064
	681,792				0
	Wood Plank and Beam Ceiling at Tables	1	LS	153,428	153,428
5/25/2011

20 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
#A-13	Deduct Wood Plank and Beam Ceilings and use wallcovering	1	ALLOW	-139,028	-139,028
	Applied Moulding at Offices, Elev Lobby and Hallway	115	LF	40	4,600
	Wood Beams at Gaming Area	520	LF	37	19,240
	38,240				0

	Buffet				0
	Decorative Metal Handrail at Houses / Servery	250	LF	750	187,500
#A-13	Reduce cost of Handrail to $250/LF	1	ALLOW	-125,000	-125,000
	Queing Rails (fixed)	175	LF	436	76,300
#A-13	Reduce cost of queing rails to $250/LF	1	ALLOW	-32,550	-32,550
	Hostess Stand	30	LF	527	15,810
	Beverage Station at Lighthouse	15	LF	627	9,405
	Servery Millwork / Counter	155	LF	637	98,735
	Back Counter	100	LF	434	43,400
	Decorative Fixture at Hood	300	SF	155	46,500
	Bookcases at Private Dining (Fireplace)	16	LF	853	13,648
#A-13	Added Millwork at Deleted Fireplace	1	ALLOW	15,000	15,000
	Cypress Veneer at Columns	7	EA	5,993	41,951
	Stylemark Corners	1,200	LF	11	13,200
	Banquette Diewalls at Houses	101	LF	215	21,715
	425,614				0
	Sloped Louver Awning on Metal Butress	360	SF	152	54,720
	Standing Seam Metal Roof at Lighthouse	580	SF	73	42,340
	Standing Seam Metal Roof at House	1,296	SF	73	94,608
	191,668				0
	Wood Battens at Food Servery / Houses	1,600	LF	5	8,000
	Wood Battens at Radius Area	2,600	LF	13	33,800
	Crown (Throughout)	1	LS	12,617	12,617
	GFRG Domes at Dining Area	7	EA	2,496	17,472
	Painted Murals at Dining (FFE)	0		0	0
	71,889				0
	10’ Oiled Black Glass Wall at Lighthouse (with operable doors)	680	SF	175	119,000
#A-13	Revise Oiled Black Glass Wall System to Wood Glass System at Lighthouses	1	ALLOW	-34,000	-34,000
	10’ Oiled Black Glass Wall at Dining Areas (Houses)	2,500	SF	140	350,000
#A-13	Revise Oiled Black Glass Wall System to Wood Glass System at Dining Areas	1	ALLOW	-37,500	-37,500
	10’ Oiled Black Glass Wall at Private Dining	600	SF	140	84,000
#A-13	Revise Oiled Black Glass Wall System to Wood Glass System at Private Dining	1	ALLOW	-9,000	-9,000
	Operable Doors at Dining Areas / Private Dining	11	PR	3,139	34,529
	12’ Oiled Black Glass Wall at Open Seating	530	SF	140	74,200
5/25/2011

21 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
#A-13	Revise Oiled Black Glass Wall System to Wood Glass System at Private Dining at Open Seating	1	ALLOW	-7,950	-7,950
	7’ Oiled Black Glass Wall at Host Stand	133	SF	140	18,620
#A-13	Revise Oiled Black Glass Wall System to Wood Glass System at Private Dining at Host Stand	1	ALLOW	-1,995	-1,995
	591,899				0

	Feature Bar				0
	GFRG Column Wrap with Glass Box	1	EA	8,618	8,618
	12’ Cocobolo Veneer Backlight Wall System	1,060	BF	60	63,600
	Millwork Bar w Down Light Panels and Footrail (Radiused)	85	LF	1,088	92,480
	Back bar with Bottle Display Shelf	30	LF	1,250	37,500
	Banquettes OFCI	6	EA	5,130	30,780
	Drapery Pockets	1	LS	3,858	3,858
	236,836				0
	Textured Cork Ceiling at Bar	340	SF	65	22,100
	Stained Wood Beams at Varoius Heights	1	LS	69,874	69,874
	91,974				0
	Pre Function				0
	Stained Wood Base / Casing	902	LF	35	31,570
	Picture Frames / Wood Door Casing	502	LF	35	17,570
	Wood Battens at Portable Bar Area	290	SF	55	15,950
	Applied Moulding at Ceiling	1,085	LF	125	135,625
	200,715				0
	Multi Purpose Room				0
	Base / Chair / Crown / Door Casing	1	LS	57,606	57,606
	Wood Box Panel with FFE Light Fixture	12	EA	500	6,000
	Wood Casing at Stage Area	102	SF	126	12,852
	Curved Wood Stair at Stage Area	1	EA	7,500	7,500
	83,958				0
	VIP Lounge				0
	Marble Fireplace Surround	18	LF	300	5,400
	Restroom Vanity with Onyx Top	14	LF	751	10,514
#A-13	Replace onyx top with standard granite	1	ALLOW	-5,614	-5,614
	10,300				0
	Base and Crown at Elevator Lobby	70	LF	20	1,400
	Stained Wood Base and Casing at VIP Area	565	LF	45	25,425
	Wall Cap at Half Wall	7	LF	20	140
	Host Stand	1	EA	4,960	4,960
	Millwork Buffet with Granite Top	18	LF	700	12,600
	Millwork Frame at TV above Buffet	32	LF	1,050	33,600
	2-Sided Double Bookshelf / Open Millwork Display at Fireplace	1	EA	34,565	34,565
	Stained Mantle at Fireplace	8	LF	45	360
	VIP Bar with Antique Mirrors and Glass Shelves	32	LF	2,207	70,624
	Banquette?	24	LF	100	2,400
	186,074				0
5/25/2011

22 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	City	U of M	Unit Cost	Activity Cost
	Ceilings at VIP Lounge	1	LS	284,456	284,456
	Applied Moulding at Ceilings	565	LF	0	0
	Wood Beams at Bar	100	LF	0	0
	Antique Mirrors at Ceiling	235	SF	0	0
	284,456				0
	Stone Pilaster with Solid Surface Partition and Wood Louvered Door	3	EA	3,272	33,600
	Urinal Screens	20	SF	117	34,565
	68,165
	Misc BOH Millwork				0
	Green Room 2136 Base, Chair, Crown	61	LF	50	3,050
	Green Room 2136 Bae Cabinet	6	LF	200	1,200
	Toilet 2202 Vanity	2	LF	200	400
	Green Room 2169 Base, Chair, Crown	61	LF	50	3,050
	Green Room 2169 Base Cabinet	6	LF	200	1,200
	Toilet 2170 Vanity	2	LF	200	400
	Men’s Toilet 2178 Vanity	6	LF	200	1,200
	Women’s Toilet 2179 Vanity	6	LF	200	1,200
	Vessel Support Office 2200	10	LF	250	2,500
	Conference 2182 Base, Chair, Crown	68	LF	50	3,400
	AGM 2196 Base, Chair, Crown	58	LF	50	2,900
	Conference 2197 Base, Chair, Crown	71	LF	50	3,550
	GM 2199 Base, Chair, Crown	66	LF	50	3,300
	Special Event Coord 2189 Base, Chair, Crown	57	LF	50	2,850
	EDR??	1	LS	5,000	5,000
	Team Lounge??	1	LS	2,500	2,500
	37,700				0
SBTL	Division 6 — Subtotal			60.66	6,030,466
	DIVISION 7
	Roofing: Vessel — TPO (Pitched Structure)	1	LS	1,246,695.00	1,246,695
					0
	Roof Pavers @ VIP Terrace (C/LA6.00) with Roofing	1,790	SF	—	0
					0
	Sheet Membrane Dampproofing at Exterior (W/ EIFS)		LS		0
	Deduct Sheet Membrane Dampproofing at Panelized Areas (W/ EIFS)		LS		0
					0
	Exterior Wall Insulation with Div 9 Framing Sub				0
	1,246,695
					0
	Joint Sealants @ EIFS System	44,077	SF	1.50	66,116
	Joint Sealants @ Glazing Perimeter (w/ Glass)	770	LF		0
	66,116

	EIFS	38,450	SF	12.75	490,238
	EIFS #2 (Corrugated Metal Look)	5,627	SF	15.00	84,405
5/25/2011

23 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	EIFS Soffit at VIP Lounge	1,256	SF	12.75	16,014
	ElFS Soffit at Feature Bar	1,444	SF	12.75	18,411
	Scaffold for EIFS	1	LS	125,000.00	125,000
	734,068				0
					0
	Metal Fascia at Feature Bar	2,055	SF	28.00	57,540
	Metal Fascia at VIP Lounge	1,195	SF	28.00	33,460
	91,000
					0
	Porcelain Tile at Feature Bar	512	SF	30.00	15,360
	15,360
					0
	Equipment Screen @ Roof- 18’ Average Height	5,696	SF	25.00	142,400
	Equipment Screen @ Roof- 21’ Average Height	2,557	SF	26.00	66,482
#A-2	Eliminate Privacy/Equipment Screens at Roof of Casino (Add paint at Mechanical Equipment)	1	ALLOW	(208,882.00)	-208,882
	0
					0
	SFRM Fireproofing @ Lvl 2 (+20’-2” BOS)	85,496	SF	1.50	128,244
	SFRM Fireproofing @ Main Roof (+15’-0” BOS)	53,015	SF	1.50	79,523
	SFRM Fireproofing @ Prefunctn Roof (+11’-6” BOS)	8,122	SF	1.50	12,183
	Multiple Mobilizations	3	EA	2,500.00	7,500
	227,450				0

	Thermal Insulation below Elev +53	0	SF	—	0
	(Assumed Not Required)

	Bellows @ Vessel	600	LF	150.00	90,000
	EJ1-S (Interior Floor)	210	LF	150.00	31,500
	EJ1X-S (Interior Floor)	350	LF	150.00	52,500
	EJ4-S (Interior Floor- BOH)	18	LF	150.00	2,700
	EJ6-FRS (Exterior Vertical)	24	LF	150.00	3,600
	EJ7-FRS (Interior Vertical)	52	LF	150.00	7,800
	EJ7-S (Interior Vertical)	360	LF	150.00	54,000
	EJ8-FR (Exterior Vertical)	14	LF	150.00	2,100
	EJ8-FRS (Exterior Vertical)	56	LF	150.00	8,400
	EJ10-FR @ Roof	255	LF	150.00	38,250
	EJ10-FRS @ Roof	395	LF	150.00	59,250
	EJ10-FRS @ Roof	385	LF	150.00	57,750
	EJ11-S (Exterior @ Canopy)	15	LF	150.00	2,250
	410,100				0
SBTL	Division 7 — Subtotal			17.02	2,790,788
	DIVISION 8
	Hollow Metal Frames: 3o 7o Interior	80	EA	95.92	7,674
	Hollow Metal Frames: 6o 7o Interior	39	EA	100.28	3,911
	Hollow Metal Frames: 3o 7o Exterior	5	EA	95.92	480
	Hollow Metal Frames: 6o 7o Exterior	7	EA	100.28	702
		131
	Hollow Metal Doors: 3o 7o Interior	65	LVS	231.08	15,020
	Hollow Metal Doors: 6o 7o PR Interior	40	LVS	231.08	9,243
	Hollow Metal Doors: 3o 7o Exterior	5	LVS	231.08	1,155
	Hollow Metal Doors: 6o 7o PR Exterior	14	LVS	231.08	3,235
5/25/2011

24 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	PL Doors @ Admin Offices: 3o 7o	15	LVS	194.02	2,910
	PL Doors @ Admin Offices: 6o 7o PR	2	LVS	194.02	388

	Hardware Sets @ Back of House Doors	141	SETS	286.17	40,350
	Add for Electrified Security Hardware (F & I by Security Contractor)	0	EA		0
	85,068

	Wood Doors- Custom @ FOH Casino- 3o 7o	12	LVS	1,000.00	12,000
	Wood Doors- Custom @ FOH Casino- 6o 7o PR	34	LVS	1,000.00	34,000
	Wood Doors- Custom @ FOH Casino- 6o 7o Bifold	3	EA	2,000.00	6,000
	52,000

	Custom Hardware @ FOH Casino Doors	49	SETS	750.00	36,750
	36,750

	Unload/Distribute Doors & Frames	131	EA	17.00	2,227
	Hang Doors	190	LVS	65.00	12,350
					0
	Install Hardware	190	LVS	100.00	19,000
	Set Up Hardware Room	1	ALLOW	10,000.00	10,000
	43,577
					0
	Overhead Door at Loading Dock (with Low Rise)	2	EA		0
					0
	Type ‘AA’ Ext Storefront	124	SF	65.00	8,060
	Type ‘BB’ Ext Storefront	130	SF	65.00	8,450
	Type ‘S’ Ext Storefront	170	SF	65.00	11,050
	Type ‘T’ Ext Storefront	165	SF	65.00	10,725
	Type ‘U’ Ext Storefront	244	SF	65.00	15,880
	Type ‘V’ Ext Storefront	124	SF	65.00	8,060
	Type ‘W’ Ext Storefront	526	SF	65.00	34,190
	Type ‘X’ Ext Storefront	345	SF	65.00	22,425
	Type ‘Y’ Ext Storefront	91	SF	65.00	5,915
	Type ‘Z’ Ext Storefront @ VIP (Segmented)	1,430	SF	65.00	92,950
	Interior Storefront @ Lvl 77/ Admin Offices	375	SF	40.00	15,000
	Interior Storefront @ Lvl 77/ Prefunction Area	390	SF	40.00	15,600
	248,285

	Exterior Doors- Alum Storefront 3o x 7o	4	LVS	4,250.00	17,000
	Exterior Doors- Alum Storefront 6o x 7o PR	8	LVS	4,250.00	34,000
	51,000

	Clean Exterior Glass	3,349	SF	0.50	1,675
	1,675
	Misc. Interior Glazing	99,421	SF	0.10	9,942
	Glass wall at High Limit Cashier Offices	193	SF	65	12,513
	22,455

SBTL	Division 8 — Subtotal			3.30	540,809
5/25/2011

25 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 9
	Exterior Framing (W/ Dense Glass & Thermal)	50,027	SF	12.00	600,324
	Interior Drywall	163,929	GSF	11.00	1,803,219
	Additional Drywall Framing at New Casino Entry Ceilings	1	LS	30,000	30,000
	2,433,543				0

	Public Restrooms (Rm 1173/1175/1145/1147/1187/1185/2104/2105)				0
	Tile Surfaces	1	LS	188,088	188,088
	Tile Floor	4,680	SF	0	0
	Tile Wall Wainscot	3,621	SF	0	0
#A-11	Utilize epoxy blend grout ILO Epoxy Grout at Public/BOH Restooms	1	ALLOW	(18,257.00)	-18,257
	169,831				0
	Cage				0
	Carpet Install	1	LS	1,596	1,596
	Carpet Install, F&l Pad	90	SY	0	0
	1,596				0
	Casino (Marnell Entry Concept)				0
	Wood Floor at Casino Entry	905	SF	24	21,859
	Stone Flooring at Casino Entry	1,240	SF	19	23,196
	Antique Bronze Glass Tile at Column Sides	2,430	SF	50	121,500
					0
	12”x12” Hunter Douglas Open Grid Ceiling in Casino	19,200	SF	29	556,800
#A-18	Utilize 26”x26”x5” HD Grid ILO 12”x12”x5”	1	ALLOW	-204,872	-204,872
	Carpet Installation (with Pad)	1	LS	108,432	108,432
	Special Finish at Table Game Ceiling	10,100	SF	18	181,800
	808,715				0
	Poker Room
	Lay In Ceiling Tile (Wood Appearance)	890	SF	34	29,984
	Carpet Install	1	LS	2,821	2,821
	Carpet Install, F&l Pad	166	SY		0
	32,805				0
	High Limit Tables / Gaming				0
	Venetian Plaster at Columns	140	SF	18	2,520
	Venetian Plaster at Back Bar	804	SF	18	14,472
	Special Finish Ceiling at Back Bar	220	SF	3	660
	17,652				0
	Tile Surfaces	1	LS	233,849	233,849
#A-14	Delete Petrified Wood	1	ALLOW	-88,600	-88,600
	Tile at High Limit Back Bar	100	SF		0
	Antique Mirror Tiles at Back Bar	56	SF		0
	Deco Glass Panel at Back Bar	33	SF		0
	145,249				0
	Carpet / Wood Floor	1	LS	48,062	48,062
	Wood Floor	1,215	SF		0
	Carpet Install, F&I Pad	417	SY		0
	48,062				0
	Buffet				0
	Wood Lay In Ceiling at Dining	1,639	SF	34	54,907
					0
5/25/2011

26 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Tile Surfaces	1	LS	335,239	335,239
	Wood Plank Tile at Serving Line Front	543	SF		0
	Wood Plank Tile at Entry Die Wall	300	SF		0
	Hand Paint Tile at Cookline (Per Marnell Budget)				0
#A-14	Replace Accent Tile with $30/sf material	1	ALLOW	-40,000	-40,000
	9’ Subway Tile at Cookline	1,710	SF		0
	Hand Painted Accent Tile at Cookline (10%)	171	SF		0
	Ceramic Tile with Metal Inlay at Servery	1,675	SF		0
	Ceramic Floor Tile	2,395	SF		0
	Wood Floor Tiles	3,435	SF		0
	Fireplace facade	180	SF	46	8,280
#A-14	Delete Fireplace Façade	1	ALLOW	-8,280	-8,280
					0
	Carpet Install, Wood Ceilings	1	LS	93,562	93,562
	Carpet Install, F&l Pad	108	SY		0
	Wood Plank Ceiling with Wood Battens at Dining A	6,638	SF		0
#A-14	Delete Wood Tile at Ceilings (in millwork)	1	ALLOW	-80,000	-80,000
	443,708				0
	Feature Bar				0
	Venetian Plaster at Walls	648	SF	18	11,664
#A-19	Delete Venetian Plaster at Walls	1	ALLOW	-11,664	-11,664
	Venetian Plaster at Ceilings	1,023	SF	18	18,414
					0
	GFRC Frame at Firebox	15	LF	120	1,800
	Decorative Glass Wall Panel	44	SF	200	8,800
					0
	Tile Surfaces	1	LS	18,631	18,631
	Onxy Cladding at Fireplace (with above)	104	SF		0
	Porcelain Tile at Bar (with above)	470	SF		0
	Vinyl Plank Flooring at Stage	200	SF	7	1,400
					0
	Carpet Install	1	LS	5,575	5,575
	Carpet Install, F&l Pad	181	SY		0
					0
	Motorized Drop Down TV	4	EA	2,500	10,000
	Motorized Drop Down Projector	1	EA	2,500	2,500
	Motorized Drop Down Projector Screen	1	EA	2,500	2,500
	69,620				0
	Pre Function				0
	Upgrade Framing at Stone Framed Openings (5#/sf)	1.5	TONS	2,800	4,095
#A-14	Delete Upgraded Framing at Stone Faced Openings	1	ALLOW	-4,095	-4,095
	Stone Framed Openings at Portable Bars (2 openings)	585	SF	80	46,800
	Ceramic Tile	3,886	SF	19	73,834
					0
	Carpet Install	1	LS	47,124	47,124
	Carpet Install, F&l Pad	629	SY		0
	167,758				0
5/25/2011

27 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Multi Purpose Room				0
	USG Woodgrain Perferated Ceiling Tile	8,380	SF	34	281,568
	Carpet (with Pre -Function)	1,392	SY		0
	Stage Flooring	500	SF	8	4,000
	285,568				0

	VIP Lounge				0
	Tile Surfaces	1	LS	83,775	83,775
	Tile at Bar Area (Or epoxy?)	230	SF		0
	Tile at Buffet Area	190	SF		0
	Marble Tile at Restroom Floor	352	SF		0
	Full Height Tile at Restroom Walls	1,206	SF		0
					0
	Carpet / Wood Floor	1	LS	35,554	35,554
	Wood Flooring	1,135	SF		0
	Carpet Install, F&l Pad	112	SY		0
	119,329				0

	BOH Finishes				0
	FRP at Kitchens (Full Height)	280	SF	5.00	1,400
	Washable Ceiling Tiles at Kitchen	4,774	SF	3.00	14,322
					0
	Install Carpet (direct glue)	1,467	SY	4.05	5,943
	Vinyl Base	9,920	LF	1.00	9,920
	VCT	23,090	SF	3.50	80,815
					0
	Tile Floor at BOH Restrooms / EDR	3,298	SF	8.00	26,382
	Wainscot Wall Tile at BOH Restrooms	1,098	SF	12.00	13,176
					0
	Sealed Concrete	6,991	SF	0.75	5,243
	Epoxy Flooring at Kitchens	4,774	SF	12.00	57,288
	Epoxy at Buffet Serving Line	2,234	SF	12.00	26,808
	Epoxy Floor at Feature Back Bar	240	SF	12.00	2,880
	244,177				0
					0
	Paint and Wallcovering BOH	64,508	GSF	3.00	193,524
	Paint and Wallcovering PUBLIC	99,421	GSF	5.00	497,105
	Special Finish at Table Game Ceiling	10,000	SF	3.00	30,000
	Paint Above Open Grid Ceiling	19,200	SF	3.00	57,600
	Upgrade Wallcovering Application at Ceiling (Gold Leaf Wallcovering) at Casino Entry	3,906	SF	3.00	11,718
#A-2	Paint Rooftop Mechanical Equipment where Privacy Screens were deleted	8	ALLOW	5,000.00	40,0000
	829,947				0
	Final Clean	163,929	GSF	0.35	57,375
	57,375
					0
5/25/2011

28 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
SBTL	Division 9 — Subtotal			35.35	5,794,935
	DIVISION 10
	Raised Floor @ Lvl 77 Surveillance/ IT Rm	3,790	SF	12.00	45,480
	45,480				0

	Public Area Grab Bar- 36”	10	EA	38.60	386
	Public Area Grab Bar- 42”	26	EA	42.48	1,104
	Public Area Paper Towel/ Trash Receptacle	10	EA	272.50	2,725
	Public Area Sanitary Napkin Disp	5	EA	381.50	1,908
	Public Area Soap Dispenser	56	EA	45.78	2.564
	Public Area Toilet Paper Disp	73	EA	49.05	3,581
	Public Area Toilet Seat Cover Disp	73	EA	207.10	15,118
	Public Area Vanity Mirrors- FFE	65	EA		0

	BOH Grab Bar- 36”	2	EA	38.60	77
	BOH Grab Bar- 42”	6	EA	42.48	255
	BOH Janitor Accessories/ Mop Hook	3	EA	54.50	164
	BOH Paper Towel/ Trash Receptacle	2	EA	272.50	545
	BOH Sanitary Napkin Disp	1	EA	381.50	382
	BOH Soap Dispenser	6	EA	45.78	275
	BOH Toilet Paper Disp	9	EA	49.05	441
	BOH Toilet Seat Cover Disp	9	EA	207.10	1,864
	BOH Framed Mirrors	6	EA	100.00	600
	31,988

	Toilet & Bath Accessories Installation	362	EA	25.00	9,050
	9,050

	Public Area Toilet Compartments- ADA (with Millwork)	10	EA		0
	Public Area Toilet Compartments- Standard (with Millwork)	63	EA		0
	Public Area Urinal Screen (with Millwork)	29	EA		0
					0
	BOH Toilet Compartments- ADA	2	EA	1,600.00	3,200
	BOH Toilet Compartments- Standard	7	EA	1,500.00	10,500
	BOH Urinal Screen	2	EA	750.00	1,500
	15,200				0

	Operable Partitions at MPR	3,790	SF	35.00	132,650
	132,650
					0
	Way Finding Graphics (Code Required)	163,929	GSF	0.75	122,947
	Specialty Signage (OFOI)				0
#A-24	Delete Way Finding Graphics (Code Required) — OFOI	1	ALLOW	(122,947.00)	-122,947
	0				0
					0
5/25/2011

29 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
SBTL	Division 10 — Subtotal			1.43	234,367
	DIVISION 11 EQUIPMENT
	Fireplace at Buffet, Includes box and block	1	EA	40,000	40,000
#A-?	Delete FP at Buffet	1	ALLOW	-40,000	-40,000
	2 Sided Fireplace at Feature Bar, includes box and block	1	EA	45,000	45,000
	VIP Lounge Fireplace -2 sided, includes box and block	1	EA	45,000	70,624
	115,624

	Mecho Shades Buffet	450	SF	10.00	4,500
	4,500

	Kitchen Equipment: Allowance
#A-33	Kitchen Equipment	1	ALLOW	971,850.00	971,850
#A-33	Beverage Conduit	1,000	LF	80.00	80,000
	1,051,850

	MPR Platform	1,100	SF	75.00	82,500
	82,500

	Service Dock Equipment	1	ALLOW	50,000.00	50,000
#A-31	Delete Service Dock Equip	1	ALLOW	(50,000.00)	-50,000
	0
	Division 11 — Subtotal			7.65	1,254,474
	DIVISION 12 FURNISHINGS
	Furnishings: OFOI

SBTL	Division 12 — Subtotal			—	0
	DIVISION 13 SPECIAL CONSTRUCTION
	Marine Work

	MPR: Sound Attenuation Blankets	13,031	SF	7.50	97,733
	97,733

	Vessel Special Construction
	Pilot House (W/ Finishes)	1	LS	—	0
	Smoke Stacks	2	EA	5,000.00	10,000
	10,000

	Vessel Truss Access Hatches	12	EA	2,500.00	30,000
	30,000

	Theatrical Lighting & Trusses: OFOI

SBTL	Division 13 — Subtotal			0.84	137,733
	DIVISION 14
	Conveying Systems: Passenger — CP-2/CP-3/CP-4	1	LS	388,184.00	388,184
#A-41	Conveying Systems: Passenger Cab Finishes	3	ALLOW	15,000.00	45,000
	Conveying Systems: Freight — DS-1	1	LS	138,368.00	138,368
	Escalator — W/Bridge	0	RISERS	3,500.00	0
	571,552
5/25/2011

30 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Interior Elevator Operator	13	WK	1,500.00	19,485
#A-40	Hoistway Working Platforms	4	ALLOW	2,500.00	10,000
	29,485

SBTL	Division 14 — Subtotal			3.67	601,037
	DIVISION 15
	Mechanical Systems — GMP	1	LS	9,291,860.00	9,291,860
	Extended General Conditions thru 5/31/2012	1	LS	139,377.90	139,378
#A-49	HVAC Exhaust/Supply Requirement changes for Vessel Support/Generators	1	ALLOW	(50,000.00)	-50,000
#A-48	Modify hot water design scheme to incorporate a single 140 degree hot water loop with local point of use water mixing valves to provide 120 degree domestic hot water	1	ALLOW	(25,000.00)	-50,000
	Mechanical Systems: L1			Incl. Above	w/ Mech GMP
	Mechanical Systems: L2 Shell			Incl. Above	w/ Mech GMP
	Mechanical Tie -In’s: CW/CHR/SS/Domestic			Incl. Above	w/ Mech GMP
	Supply Fans, Exhaust Piping — Vessel Support				w/ Mech GMP
	9,331,238			56.92

	Fire Protection	163,929	SF	2.87	470,476
	470,476				0

	Fuel Lines to Generators (per LPA)	415	LF		w/ Mech GMP
	Pump Platform — Pumps & Pump Piping (NONE)				0
#A-46	Pump Platform- Sanitary /Grease Pits & Pumps (in truss areas)	1	ALLOW	170,000.00	170,000
	Change (4) sanitary lift station tanks to fiberglass in lieu of Highland (as specified)
	170,000
	BAS	163,503	SF		w/ Mech GMP

SBTL	Division 15 — Subtotal			60.83	9,971,714
	DIVISION 16
	Electrical GMP	1	LS	5,993,743.00	5,993,743
	Extended General Conditions thru 5/31/2012	1	LS	89,906.15	89,906
#A-53	Reduce Light Fixture Package by Providing Alternate Fixture Manufactures	1	ALLOW	(650,000.00)	-650,000
	Electrical	163,929	SF		w/ Elect. GMP
	Electrical: L2 Shell				w/ Elect. GMP
	Pump Platform Electrical				w/ Mech. AL
	Primary/Secondary Duct Bank: In Site				0
	Communication Duct Bank: In Site				0
	Temp Power for Construction	1	LS		w/ Elect. GMP
	UPS: 25 KVA & 50 KVA	1	LS		w/ Elect. GMP
	Vessel Support — (Sheet NA E11) Previously with LPA budget	1	LS		w/ Elect. GMP
	(2) 910 kw Generators	1	LS		w/ Elect. GMP
	(1) 400 kw Generator	1	LS		w/ Elect. GMP
	Fuel Tanks and Fuel	1	LS		w/ Elect. GMP
	Paralleling Switchgear	1	LS		w/ Elect. GMP
	Switchboard CBH	1	LS		w/ Elect. GMP
5/25/2011

31 of 93

BATON ROUGE CASINO (FLOAT)

FOH	99,421
BOH	64,508
GSF	163,929
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Installation of Vessel Support Equipment	1	LS		w/ Elect. GMP
	Barge Lighting	1	LS		w/ Elect. GMP
	5,433,649			33.15

	Fire Alarm	163,929	SF		w/ Elect. GMP
	w/ Elect. GMP

	Specialty Lighting: Casino Public Areas	99,421	SF	10.00	994,210
#A-55	Reduce Specialty Lighting — ALLOWANCE	1	ALLOW	(497,105.00)	-497,105
	Dimming System at MPR (with above)
	497,105

	Low Voltage: Allowance
#A-59	Casino Surveillance/Security: No Equipment	163,929	SF	15.00	2,458,935
	FOH & BOH Surv./Security: No Equipment	0	SF	5.00	0
	Cameras (OFCI)
	2,458,935

#A-57	Communication/Data: No Devices/Equipment	163,929	SF	2.50	409,823
	409,823

#A-58	AV/Sound	163.929	SF	2.00	327,858
	(MPR Theatrical Sound System: OFOl)
	327,858

SBTL	Division 16 — Subtotal			55.68	9,127,370
	TOTAL COST			256.45	42,038,925

	Cost of Work Subtotal				$42,038,925

	Sub Guard @ 1.25%				$525,487
	General Conditions (5.25%)				$2,180,223
	Extended General Conditions through May 31, 2012				$82,119
	Building Permit (ABS, No City Inspection Rq’d)
	General Liability Insurance ( Cost of Work times .008)				$336,311
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond 4 City Bond (Cost of Work times .0002)				$3,408
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$45,171,473
	MCC Fee @ 3.25%				$1,468,073

	Project Total				$46,639,546
	MCC Contingency @ 4% times Cost of Work			4.00%	$1,631,557
	Area Total				$48,321,103
			$/SF		294.77
5/25/2011

32 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO PRECAST GARAGE

GSF	311,207.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 2
	Test Pile Program (split hotel/garage/low rise) — drive /mobilization	1	LS	81,298.00	81,298
	Temp Roads for Test Pile Program	1	LS	25,000.00	25,000
					0
	Auger Cast Piles (18” x 120’)	43.360	LF	26.25	1,269,450
	Pile Mobilization: In & Out	1	EA	86,000.00	86,000
	Unforeseen Subsurface Condition — Stump/Log	1	EA	23,304.00	23,304
	1,485,052				0

	Geofoam at Garage ((No Suggestions) system, seal slab with SITEWORK)	2,500	SF		0
					0

	Site Utilities: See Sitework Budget				0

	Structural Excavation & Backfill				W/ Div 3 Concrete
	Excavate/Haul 1’ at footprint to use standard forms	4,978	CY	8.00	39,827
	Backfill at Foundations	1	LS	25,000.00	25,000

	64,827

SBTL	Division 2 — Subtotal			4.98	1,549,879
	DIVISION 3
	Form, Pump Place Finish (to Bottom of Slab)				0
	Concrete: Pile Caps & Footings, Beams, Seal Slab	129	EA	3,535.00	456,015

	Additional Mobilization	1	EA	6,500.00	6,500
	6,500				0

	Level 1 Form Place & Finish				0
	Concrete: F/P/P/F PG L1 Structural Slab	101,065	SF	6.08	614,475
	614,475				0

	Pump Place Finish Topping Slab				0
	Concrete: Precast 4” Topping Slab	203,720	SF	1.62	330,026
	330,026

	Tape Double T Joints	203,720	SF	0.10	20,372
	Topping Slab Ramp Edge Forms	740	LF	5.49	4,063
	Topping Slab CJ/Bulkheads	1,440	LF	4.83	6,948
	Topping Slab: Saw Cut Joints: 3/8” x 1”	13,180	LF	0.75	13,635
	45,018				0
					0
	Concrete: Structural Walls	5,937	SF	18.30	108,647
					0
	Perimeter Wall at Crawl Space	6,600	SF	22.00	145,200
	145,200
5/25/2011

33 of 93

BATON ROUGE CASINO PRECAST GARAGE

GSF	311,207.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Concrete: Curbs/Pads	1	LS	19,300.00	19,300
	19,300

	Concrete: Pan Stair Infill (SW Only)	484	SF	6.50	3,147
	3,147

	Concrete: Slab on Metal Deck at Elev Tower	3,780	SF	1.25	4,725
	4,725				0
	Ready Mix Material				0
	Pile Caps (5000 psi)	1,916	CY	99.19	190,048
	Mud Slab (2500 psi)	1,373	CY	87.20	119,726
	Walls (5000 psi)	175	CY	97.01	16,977
	Interior Grade Beams (5000 psi)	693	CY	97.01	67,228
	Supported Slab (Level 1)	4,349	CY	116.63	507,224
	Topping Slabs (4500 psi)	2,392	CY	99.19	286,857
	Pan Filled Stairs	7	CY	99.19	694
	Slab on Metal Deck at Elev Tower	90	CY	112.27	10,104
					0

	Place Embeds: Assumed Quantity @ Shear Walls	130	EA	26.60	3,458
	Place Anchor Bolts: PC Columns / Roof LP Bases	99	SETS	111.72	11,060
	14,518
					0

	Reinforcing Steel Materials (Bars) (No Shearwalls)	501	TN	763.00	382,263

	Reinforcing Steel Materials (Bars) (Shearwalls)	19	TN	763.00	14,497
	Formsaver Material	230	EA	14.17	3,259
	Reinforcing Steel Installation (Bars)	520	TN	295.00	153,400
	Reinforcing Steel Materials (Mesh)	2,520	SQS	116.09	292,534
	Reinforcing Steel Installation (Mesh)	2,520	SQS	11.00	27,720
	Formsaver Installation	230	EA	10.00	2,300
	875,973				0

	Precast Garage (Material)	1	LS	1,991,866.00	1,991,866
	Precast Stairs (Material)	1	LS	21,809.00	21,809
	Precast Shearwalls (Material) Cast in Place		LS	93,595.00	0
	Precast Garage (Erection)	1	LS	390,328.00	390,328
	Precast Stairs (Erection)	1	LS	6,000.00	6,000
	Precast Shearwalls (Erection) Cast in Place		LS	10,000.00	0
	Precast Double T Garage (338 Pcs)	195,164	SF		0
	Precast Spandrels (95 Pcs)	18,390	SF		0
	Precast Columns (80 Pcs)	2,320	SF		0
	Precast Beams (128 Pcs)	3,361	SF		0
	2,410,003			12.35	0

	MAE Design Fee for CIP Shearwall to Precast	1	LS	10,000.00	10,000
	10,000
5/25/2011

34 of 93

BATON ROUGE CASINO PRECAST GARAGE

GSF	311,207.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Hoisting (with Precast)				0
	Safety Handrails		LS		0
	Engineering / Layout		LS		0
	Lull		LS		0
	Crawler Crane Timber Mats		EA		0
	0				0
SBTL	Division 3 — Subtotal			20.06	6,242,406
	DIVISION 4
	Masonry (Misc. Electrical & Equipment)	1,764	SF	12.00	21,168
	Full Ht Wall at Level 1 Ramp	2,028	SF	12.00	24,336
	45,504				0

	CMU Reinforcing Steel	2	TON	763.00	1,526
	1,526

SBTL	Division 4 — Subtotal			0.15	47,030
	DIVISION 5
	Misc. Metals ( Assumed .10#/sf)	311,207	GSF	0.53	165,690
	Delete East Stair #G2 & #G3 (Keep Rails) — See Precast	83	RISERS	-300.00	-24,900
	Elevator Stair G1 (with above)	83	RISERS	W/ Above
	Bollards	30	EA	W/ Above
	Elevator Guide Rails/Support Framing			W/ Above
	CMU Supports			W/ Above
	Structural Steel Framing & Metal Floor / Roof Deck at Elevator / Stair #G1 Connector Tower	76	TONS	3,552.63	270,000
	Structural Steel Framing at Stair Tower #G2 & #G3 Canopy (8#/SF)	2	TONS	4,500.00	8,640
	Stair Tower #G2 & #G3 Canopy Roof Metal Deck	400	SF	4.50	1,800
	421,230

	Chain with Eye Hooks at Level 1	330	LF	5.00	1,650
	1,650
					0

	Speed Ramp Barrier Cable Rails: FOB (11 EA Side)	13,000	LF	1.45	18,850
	Speed Ramp Barrier Cable Rails: Install	6,500	LBS	0.50	3,250
	22,100
					0
SBTL	Division 5 — Subtotal			1.43	444,980
	DIVISION 6
	Millwork at Level 4 Elevator Lobby	880	SF	30.00	26,400
	26,400

SBTL	Division 6 — Subtotal			0.08	26,400
	DIVISION 7
	Moisture Control and Caulking	311,207	GSF	0.15	Incl. Below
	Traffic Coating above Electrical Rooms	1	LS	5,975.00	5,975
	Traffic Coating at Top Deck	0	LS		0
	Joint Sealants — Pre-Cast, CMU, Concrete Joints	1	LS	61,815.00	61,815
	Bentonite @ Elevator Pit Walls	1	LS	3,915.00	3,915
	TPO Roofing at Elev / Stair Towers	2,650	SF	15.00	39,750
	TPO Roofing at East Stair Towers/Gutters/DS	400	SF	24.00	9,600
	121,055
5/25/2011

35 of 93

BATON ROUGE CASINO PRECAST GARAGE

GSF	311,207.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Membrane Waterproofing/Flashing at Elevator Tower (at EIFS)	1	LS	W/ EIFS
	Joint Sealants @ Glazing Perimeter (w/ Glass)	600	LF		0

	Elevator Tower ElFS	7,236	SF	12.50	90,450
	EIFS at Shear Walls (Exterior Only)	2,160	SF	12.00	25,920
	116,370

	EJ1 (Floor Joint- Lvl 1 Elev Lobby to Garage)	22	LF	150.00	3,300
	EJ1-FR (Floor Joint- Lvl 2/3 Elev Lobby to Garage)	44	LF	150.00	6,600
	EJ3 (Floor Joint- Lvl 1 Elev Lobby to Garage)	50	LF	150.00	7,500
	EJ3-FR (Floor Joint- Lvl 2/3 Elev Lobby to Garage)	140	LF	150.00	21,000
	EJ14 (Traffic Cover @ Paving)	85	LF	150.00	12,750
	ED5-FR (Vertical @ Interior)	240	LF	150.00	36,000
	ED6-FR (Vertical @ Exterior)	360	LF	150.00	54,000
	EJ @ Roof w/ Roofing				0
	141,150				0

	Fireproofing at Elevator Tower	3,096	SF	2.00	6,192
	6,192

SBTL	Division 7 — Subtotal			1.22	378,575
	DIVISION 8
	Hollow Metal Frames: 6o 7o Interior	1	EA	100.28	100
	Hollow Metal Frames: 3o 7o Exterior	7	EA	95.92	671
	Hollow Metal Frames: 6o 7o Exterior	3	EA	100.28	301
		11

	Hollow Metal Doors: 6o 7o PR Interior	2	LVS	231.08	462
	Hollow Metal Doors: 3o 7o Exterior	7	LVS	231.08	1,618
	Hollow Metal Doors: 6o 7o PR Exterior	6	LVS	231.08	1,386
	4,539	15

	Unload/Distribute HM Frames & Doors	26	LVS	17.00	442
	Hang HM Doors	26	LVS	65.00	1,690
	2,132

	Hardware	15	EA	286.17	4,293
	Install Hardware	15	EA	150.00	2,250
	6,543
	Exterior Storefront @ Elevator Tower	2.118	SF	60.00	127,080
	Storefront Doors		EA	3,500.00	0
	127,080
					0

SBTL	Division 8 — Subtotal			0.45	140,293
	DIVISION 9
	Exterior Framing at EIFS	7,236	SF	12.00	86,832
	86,832

	Finishes: Power Wash & Paint Bottom of Structure	311,207	SF	0.80	248,966
	Finishes: Paint Precast Spandrels	19,500	SF	1.50	29,250
	278,216
5/25/2011

36 of 93

BATON ROUGE CASINO PRECAST GARAGE

GSF 311,207.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Finishes: Elevator Lobbies	3,096	SF	30.00	92,880
	Paint Elevator Lobbies	3,096	SF	3.00	9,288
	102,168

	Finishes: Paint Striping	311,207	GSF	0.05	15,560
	15,560

SBTL	Division 9 — Subtotal			1.55	482,776
	DIVISION 10
	Specialties	311,207	GSF	0.05	15,560
	15,560

	Wayfinding and Graphics (code required)	311,207	GSF	0.20	62,241

#A-25	Delete Wayfinding and Graphics (code required) OFOI	1	ALLOW	-62,241.00	-62,241
	0
SBTL	Division 10 — Subtotal			0.25	77,802
	DIVISION 11
	Equipment (Parking Control)				0

SBTL	Division 11 — Subtotal			—	0
	DIVISION 12
	Furnishings				0

SBTL	Division 12 — Subtotal			—	0
	DIVISION 13
	Special Construction: Elevator Lobby Enclosure				0

SBTL	Division 13 — Subtotal			—	0
	DIVISION 14

	Conveying Systems: 4 Passenger (4 stops EA)	1	LS	647,323.00	647,323
	647,323

#A-43	Conveying Systems: Passenger Cabs Finish	4	ALLOW	15,000.00	60,000
	60,000

#A-40	Hoistway Working Platforms	2	ALLOW	2,500.00	5,000
	5,000

SBTL	Division 14 — Subtotal			2.27	707,323
	DIVISION 15
	Plumbing at Garage: Drains & Hose Bibs	311,207	SF		w/ Mech GMP
	HVAC at Garage: Open Air PG	311,207	SF		w/ Mech GMP
	Mechanical GMP	1	LS	331,008.00	331,008
	Extended General Conditions thru 5/31/2012	1	LS	3,310.08	3,310
	331,008

	Fire Protection: Standpipe Only	311,207	SF	0.17	52,905
	52,905

SBTL	Division 15 — Subtotal			1.24	387,223
5/25/2011

37 of 93

BATON ROUGE CASINO PRECAST GARAGE

GSF 311,207.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 16
	Electrical GMP	1	LS	793,804.00	793,804
	Extended General Conditions thru 5/31/2012	1	LS	7,938.04	7,938
	Electrical (No Sound or Specialty Lighting)	311,207	SF		w/ Elect. GMP
	Electrical: Fire Alarm (Lobby Only — Not Required)	311,207	SF		w/ Elect. GMP
	801,742

	Low Voltage: Allowance
#A-59	PG: Security & Surveillance — Devices OFCI	311,207	SF	0.25	77,802
#A-59	PG Elev Lobby: Security & Surveillance	3,096	SF	4.00	12,384
	90,186

#A-57	PG Elev Lobby Comm./Data: No Devices/Equip.	3,096	SF	2.00	6,192
	6,192

#A-58	PG Elev. Lobby: AV/ Sound	3,096	SF	2.00	6,192
	6,192

SBTL	Division 16 — Subtotal			2.91	904,312
	TOTAL COST			36.51	11,363,475

	Cost of Work Subtotal				$11,363,475
	Sub Guard @ 1.25%				$142,043
	General Conditions (5.25%)				$589,523
	Extended General Conditions through May 31, 2012				$26,109
	Building Permit (Cost of Work times .0022)				$25,000
	General Liability Insurance (Cost of Work times .008)				$90,908
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$2,273
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$12,239,330
	MCC Fee @ 3.25%				$397,778

	Project Total				$12,637,109
	MCC Contingency @ 4% times Cost of Work			4.00%	$454,539
	Area Total				$13,091,648
			$/SF		42.07
5/25/2011

38 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Division 2 — Sitework:
	Earthwork
	Test Pile Program (split hotel/garage/low rise) — drive /mobilization	1	LS	81,298.00	81,298
	Temp Roads for Test Pile Program	1	LS	25,000.00	25,000
	Pile Inspections, Oversight, Testing (By Owner)
	Test Pile Program — material
	18” Auger Cast Piles at Hotel (18”x120’)	40,440	LF	28.40	1,148,496
	Piles at Stair Towers (6 piles each x 120’) (With Above)	1,440	LF
	Mobilization: In/Out —	1	LS	86,000.00	86,000
	1,340,794

	Work Stoppage due to ACOE MOD Approval: Crew & Equipment Standby Time 1/26/2011 through 2/08/2011	1	LS	199,672.00	199,672
	Work Stoppage due to ACOE MOD Approval: Relocate Crane & Crew Standby Time - 03/04/11 thru 03/18/11	1	LS	167,411.00	167,411
	Work Stoppage due to ACOE MOD Approval: Equipment Only Standby Time - 3/04/11 thru 06/15/11	1	LS	232,256.00	232,256
	Work Stoppage due to ACOE MOD Approval: QAQC MANDATED Equipment Upgrade Installation	1	LS	12,500.00	12,500
	Work Stoppage due to ACOE MOD Approval: QAQC MANDATED Equipment Upgrade Rental Only — 04/20/11 thru 6/23/11	1	LS	13,000.00	13,000
	Work Stoppage due to ACOE MOD Approval: QAQC MANDATED Equipment Upgrade Technician During Hotel Pile Completion Only — 06/16/11 thru 6/23/11	1	LS	6,300.00	6,300
	631,139				0

	Field Engineering/Layout —	1	LS
					0

	Backfill at foundations (with Levee improvement)	1	LS		0
	0				0
					0

SBTL	Division 2 — Subtotal			10.00	1,971,933
	Division 3 — Concrete:
	Concrete Foundations
	Concrete Frame Foundations (caps/plinths)	27	EA	12,287.00	331,749
	Additional Mobilization	1	EA	6,500.00	6,500
	Concrete Frame Pan Filled Stairs	7,025	SF	6.50	45,663
	Mud Slab at Hotel (with Foundations)	12,800	SF		0
	Perimeter Wall at Crawl Space	3,000	SF	22.00	66,000
	449,912				0
5/25/2011

39 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Concrete Frame	1	LS
	Form, Pump Place and Finish Concrete Frame through ASI #18	183,400	SF	W/ Above
	1,673,048

	Delay Concrete Frame Start Date Due to River Rising (with above)	1	LS	25,000.00	25,000
	25,000

	Reinforcing Steel Materials (Bars)	822	TN	763.00	627,186
	PT Back Up Bars	22	TN	763.00	16,786
	Formsaver Material	350	EA	19.62	6,867
	650,839

	Post Tension Material	83,000	LBS	1.04	85,947
	Post Tension Material ASI 18	1,300	LBS	1.04	1,346
	Stud Rails at Columns	74	EA	16.90	1,250
	Stud Rails at Columns ASI 18	107	EA	16.90	1,808
	90,351

	Reinforcing Steel Labor (Bars)	844	TN	295.00	248,980
	Reinforcing Steel Labor (Stud Rails)	74	EA	17.00	1,258
	Formsaver Labor	350	EA	10.00	3,500
	Post Tension Labor	83,000	LBS	0.46	38,180
	291,918

	Ready Mix Material
	Pile Caps	2,532	CY	99.19	251,149
	Grade Beams	41	CY	97.01	3,977
	Plinths	18	CY	99.19	1,785
	Columns (5000 psi)	508	CY	94.83	48,174
	Columns (7000 psi)	377	CY	103.55	39,038
	Walls (5000 psi)	999	CY	94.83	94,735
	Walls (7000 psi)	911	CY	103.55	94,334
	Supported Slabs (PT)	3,128	CY	116.63	364,819
	Supported Slabs (Conventional Reinforcing)	2,712	CY	94.83	257,179
	Pan Filled Stairs	51	CY	99.19	5,059
	Mud Slab	186	CY	87.20	16,219
	1,176,469

	Install Embeds & Inserts: Assumed Quantity	300	EA	35.00	10,500
	Install Curtainwall Halfen Inserts	310	EA	16.00	4,960
	15,460

	Crane #3— Liebherr 630	6	MO	24,500.00	147,000
	Crane Foundation: F/P/P/F	1	EA	40,350.00	40,350
	Crane #— Liebherr 420	5	MO	18,600.00	93,000
	Crane Foundation: F/P/P/F	1	EA	40,350.00	40,350
	Crane Operators	47	WK	3,800.00	178,600
	Personnel Hoist (includes operator)	7	MO	30,000,00	210,000
	Lull Rent	6	MO	2,600.00	15,600
	Lull Fuel & Maint	6	MO	1,000.00	6,000
	Lull Operator	25	WKS	3,800.00	95,000
	825,900				0
5/25/2011

40 of 93

BATON ROUGE HOTEL
Keys 206

GSF	197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Concrete Testing				0
	Material Testing Services/Inspection (By Owner)				0
SBTL	Division 3 — Subtotal			26.37	5,198,896
	Division 4 — Masonry:

	Brick at Exterior Below Service Level (DELETED)	4,100	SF		0
	CMU Infill at East Hotel Elevation, Level 2	3,240	SF	14.00	45,360
	45,360				0

	CMU Reinforcing Steel	4	TN	763.00	3,052
	3,052

	Granite tops at Public Restrooms (with Millwork)	56	SF		0
	Granite tops at Front Desk (with Millwork)	90	SF		0
					0
	Granite Tops at Typical, ADA, Extended Guestroom (with millwork)	1,760	SF		0
	Granite Tops at Junior/Bridge Suites (with millwork)	370	SF		0
	Granite Tops at Two-Bay Suite (with millwork)	486	SF		0
	Granite Tops at Three-Bay Suite (with millwork)	26	SF		0
					0
	Granite Shower Seats at Typical, ADA, Extended Guestroom (with Div 9)				0
	Granite Shower Seats at Junior/Bridge Suites (With Div 9)				0
	Granite Shower Seats at Two-Bay Suite (With Div 9)				0
	Granite Shower Seats at Three-Bay Suite (With Div 9)				0
	0				0
SBTL	Division 4 — Subtotal			0.25	48,412
	Division 5 — Metals:
	Structural Steel / Misc Steel	197,166	GSF	6.30	1,242,146
	Mise Steel Level 1 : F & I		TONS	W/ Above
	Mise Steel Tower: F & I		TONS	W/ Above
	Elevator support framing		TONS	W/ Above
	Metal Stair 2 ea (with Tower Framing)	241	RISERS	W/ Above
	Pit ladders		EA	W/ Above
	Elevator beams		EA	W/ Above
	Framing at Roof Canopy		TONS	W/ Above

	Embeds at Slab Edge for EIFS	1	LS	94,000.00	94,000
	1,336,146				0

	Ornamental Metals (with Millwork)		GSF		0
	Glass Handrail at Level 3 (with Div 8)		LF		0
	0				0
	Structural Steel Framing for Screen at Pool Deck (10#/SF)	8	TONS	4,500.00	35,550
	35,550
5/25/2011

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BATON ROUGE HOTEL
Keys 206

GSF	197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Structural Steel Framing for High Roof Screenwall Eyebrow(10#/SF)	25	TONS	4.500.00	112,500
	112,500

SBTL	Division 5 — Subtotal			7.53	1,484,196
	Division 6 — Carpentry:
	Rough Carpentry — Guestroom Tower	106,470	GSF	0.30	31,941
	Rough Carpentry — BOH	22,273	GSF	0.30	6,682
	Rough Carpentry — Public	2,593	GSF	0.30	778
	Parapet Wall Sheathing: Installation (W/ Roofing)				0
	39,401				0

	Architectural Woodwork				0
	Hotel				0
	Typical Guest Rooms	141	EA	5,040.00	710,640
	ADA Typical Rooms	9	EA	5,040.00	45,360
	Extended Typical Rooms	26	EA	5,040.00	131,040
	ADA Junior Suite	1	EA	8,519.00	8,519
	Junior Suites	9	EA	8,519.00	76,671
	ADA Bridge Suite	1	EA	8,519.00	8,519
	Bridge Suites	8	EA	8,519.00	68,152
	LVL 12 Bridge Suite	1	EA	12,000.00	12,000
	2-Bay Suites	9	EA	8,269.00	74,421
	3-Bay Suite	1	EA	15,000.00	15,000
	Elevator Lobbies	11	EA	8,211.00	90,321
	Corridors	11	EA	7,263.00	79,893
	1,320,536				0

	Public Areas Millwork				0
	Lobby / VIP Reg / Front Desk / Public Circ				0
	VIP Registration Desk (Wood Top with mirror front)	8	LF	1,325.00	10,600
	VIP Registration Bookcase/Bar	7	LF	425.00	2,975
	VIP Base/Chair/Crown	90	LF	25.00	2,250
	Lobby Valet Desk with Stone Top	8	LF	1,325.00	10,600
	Antique Mirror with Metal Grillwork at Fireplace	150	SF	425.00	63,750
#A-13	Utilize MDF ILO Metal Grillwork at Lobby Fireplace	1	ALLOW	(18,750.00)	-18,750
	Wood Paneling at Lobby	1	LS	75,000.00	75,000
	14’ Open Grillwork at Front Desk (to Corridor)	84	SF	350.00	29,400
	Front Desk with Stone Top	19	LF	1,325.00	25,175
	6’ Wainscot at Corridor	1,080	SF	75.00	81,000
#A-13	Delete Wainscot at Corridor and add base, chair, crown and wallcovering	1	ALLOW	(68,760.00)	-68,760
	Base / Crown / Door Trim at Elev Lobby	75	LF	10.00	750
	Elevator Door Trim	72	LF	17.00	1,224
	Ceiling Trim at Lobby/VIP/Front Desk/Elev Lobby	1	LS	62,992.00	62,992
	278,206				0

	Meeting Room / Pantry				0
	4’ Wainscot at Meeting Room	456	SF	75	34,200
	(2) Base Cabinet with Stone Top at Meeting Room	16	LF	425	6,800
5/25/2011

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BATON ROUGE HOTEL
Keys 206

GSF	197,156
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Buffet with Stone Top at Pantry	15	LF	222	3,330
	Buffet with Stone Top at Meeting Room	13	LF	600	7,800
	Ceiling Trim	1	LS	8,430	8,430
	60,560
	Multipurpose Room				0
	6’ Wood Wainscot	798	SF	75	59,850
#A-13	Delete Wainscot at Corridor and add base, chair, crown and wallcovering	1	LS	-48,098	-48,098
	Built in Bookcases at Fireplace	10	LF	850	8,500
	Buffet with Stone Top	13	LF	600	7,800
	Ceiling Trim	350	LF	75	26,250
	54,302				0
	Public Restrooms (1110, 1112, 12114, 12115)				0
	Vanity with Stone Top	43	LF	323	13,889
	Ceiling Trim	150	LF	11	1,650
	Crown Moulding	198	LF	11	2,178
	17,717				0
	Level 2 Lobby				0
	6’ Wood Wainscot	720	SF	75	54,000
	Custom Ceiling (Broken Board Look)	1,475	SF	110	162,250
	Wood Column Wraps	6	EA	3,500	21,000
	237,250				0
	Fitness Center				0
	Cabinet with Stone Top	8	LF	300.00	2,400
	2,400				0

	Misc BOH Millwork				0
	1102 Men’s Restroom (Vanity / Skirt)	5	LF	120.00	600
	1103 Women’s Restroom (Vanity / Skirt)	5	LF	120.00	600
	1105 Conference (Base / Chair / Crown)	45	LF	25.00	1,125
	1106 Director Finance (Base / Chair / Crown)	53	LF	25.00	1,325
	4' Diamond Plate Wainscot w 2x6 chair and base at BOH Corridor (478LF)	2,020	SF	25.00	50,500
	54,150				0

	Temp Protection	197,166	GSF	0.35	69,008
	69,008

SBTL	Division 6 — Subtotal			10.82	2,133,530
	Division 7 — Waterproofing:
	Moisture Control
	Bentonite @ Elevator Pits	1	LS	4,382.00	4,382
	4,382

	Urethane Traffic Coating @ French Balconies	1	LS	5,142.00	5,142
	Urethane Traffic Coating @ Back of House	1	LS	67,456.00	67,456
	Mechanical Room @ Level 1.5	4,075	SF		0
	Mechanical Room @ Penthouse	3,200	SF		0
	Intermediate Areas @ Pool Deck	7,600	GSF		0
	72,598				0

	Pool Deck Paver System including Hot Fluid Applied WP / Drainage Board	7,600	SF	34.10	259,160
		259,160			0
5/25/2011

43 of 93

BATON ROUGE HOTEL
Keys 206

GSF	197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Waterproofing at Exterior (with EIFS)
	Sheet Membrane Damproofing at Exterior (with EIFS)
	Caulking at Exterior	1	LS	38,695.00	38,695
	38,695				0
					0
	Thermal Insulation below Lvl 1 Slab (Unconditioned Crawlspace below)- 2# Foam w/ Flame Spread Weather Resistant Paint NIC	13,672	SF	NIC
	Thermal Insulation @Lvl 12 Slab-w/ Pool Deck Waterproofing System				0
	0				0

	Fireproofing at Stair Towers	7,488	SF	3.00	22,464
	22,464				0

	EIFS	1	LS	819,650.00	819,650
	EIFS (Framing with Div 9)	70,000	SF		0
	EIFS/Framing at Pool Overhang (with above)	2,615	SF		0
	Scaffolding (with above)	1	LS		0
	Cornice (Metal Panel)	1,950	LF	30.00	58,500
	EIFS for Garage Elev Tower (with Garage)				0
	878,150				0

	Expansion Joint Assemblies (at Pedestrian Bridge)		LF		W/ Bridge
	Expansion Joint Assemblies (at Porte Cochere)		LF		W/ Garage
	Facade Sealants (with waterproofing)		SF		0
	0				0

	Screen at Pool Deck (with Div 8)	1,580	SF		0
	0				0
	Roofing & Sheet Metal -meets 140 MPH Code				0
	TPO Built-up Roofing at Mechanical Room	3,725	SF	18.00	67,050
	Roofing: Hotel Porte Cochere		SF		W/ Bridge
	Standing Seam Roof at Pool Overhangs	1	LS	62,300	62,300
	129,350

	Temporary Roof
	Level 10 Temporary Roof: In & Out	13,500	SF	3.00	40,500
	40,500

SBTL	Division 7 — Subtotal			7.33	1,445,299
	Hollow Metal Doors				0
	BOH	38	LVS	245.25	9,320
	Public	0	LVS		0
	9,320				0
	Hollow Metal Frames				0
	Hotel Single	439	EA	95.92	42,109
	Hotel Double	12	EA	100.28	1,203
	BOH Single	80	EA	95.92	7,674
	BOH Double	8	EA	100.28	802
	Public Single	6	EA	95.92	576
5/25/2011

44 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Public Double	3	EA	100.28	301
					0
	Unload/Distribute HM Doors & Frames	586	EA	17.00	9,962
	Hang HM Doors	38	EA	65.00	2,470
	65,096				0

	Primed MDO Wood Doors				0
	Typical Guestroom Entry	141	LVS	194.02	27,357
	Typical Guestroom Bathroom (Barn Door)	141	LVS	146.06	20,594
	Typical Guestroom Water Closet	141	LVS	381.50	53,792
	Connector Doors	92	LVS	324.82	29,883
					0
	ADA Typical Guestroom Entry	9	LVS	194.02	1,746
	ADA Typical Guestroom Bathroom (Barn Door)	9	LVS	146.06	1,315
	ADA Typical Guestroom Water Closet	9	LVS	381.50	3,434
					0
	Extended Typical Guestroom Entry	26	LVS	194.02	5,045
	Extended Typical Guestroom Bathroom (Barn Door)	26	LVS	146.06	3,798
	Extended Typical Guestroom Water Closet	26	LVS	381.50	9,919
					0
	Junior Suite Entry	9	LVS	194.02	1,746
	Junior Suite Bathroom (Pocket Door)	9	LVS	146.06	1,315
	Junior Suite Bedroom (Pocket Door)	9	LVS	146.06	1,315
	Junior Suite Water Closet	9	LVS	381.50	3,434
	Junior Suite Closet (Sliding)	18	LVS	146.06	2,629
					0
	ADA Junior Suite Entry	1	LVS	194.02	194
	ADA Junior Suite Bathroom (Pocket Door)	1	LVS	146.06	146
	ADA Junior Suite Bedroom (Pocket Door)	1	LVS	146.06	146
	ADA Junior Suite Water Closet	1	LVS	381.50	382
	ADA Junior Suite Closet (Sliding)	2	LVS	146.06	292
	Bridge Suite Entry	9	LVS	194.02	1,746
	Bridge Suite Bathroom (Pocket Door)	9	LVS	146.06	1,315
	Bridge Suite Bedroom (Pocket Door)	9	LVS	146.06	1,315
	Bridge Suite Water Closet	9	LVS	381.50	3,434
	Bridge Suite Closet (Bi Fold)	18	LVS	152.60	2,747
					0
	ADA Bridge Suite Entry	1	LVS	194.02	194
	ADA Bridge Suite Bathroom (Pocket Door)	1	LVS	146.06	146
	ADA Bridge Suite Bedroom (Pocket Door)	1	LVS	146.06	146
	ADA Bridge Suite Water Closet	1	LVS	381.50	382
	ADA Bridge Suite Closet (Bi Fold)	2	LVS	152.60	305

	2 Bay Suite Entry	9	LVS	194.02	1,746
	2 Bay Suite Bedroom (Pocket)	9	LVS	146.06	1,315
	2 Bay Suite Closet (Bi-fold))	9	LVS	307.38	2,766
	2 Bay Suite Bathroom (Pocket)	9	LVS	137.34	1,236
	2 Bay Suite Water Closet	9	LVS	381.50	3,434

	3 Bay Suite Entry (Upgrade, Stained Deco Wood)	1	LVS	545.00	545
	3 Bay Suite Powder (Pocket)	1	LVS	146.06	146
	3 Bay Suite Bedroom (Pocket)	1	LVS	146.06	146
5/25/2011

45 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	3 Bay Suite Bedroom (Bi-fold — Antique Mirror)	4	LVS	307.38	1,230
	3 Bay Suite Bathroom (Pocket)	3	LVS	146.06	438
	3 Bay Suite Bedroom (Barn Door)	1	LVS	146.06	146

	Elevator Lobby Doors	24	LVS	194.02	4,656
	Public Area	14	LVS	194.02	2,716
	BOH (Hollow Metal)	58	LVS	231.08	13,403
	Custom Wood Doors at Public Area: W/ Millwork?	0	LVS		0
	214,131				0
	Unload/Distribute Wood/PLAM Doors	930	LVS	12.00	11,160
	Hang Wood/PLAM Doors	930	LVS	35.00	32,550
	Install Pocket/ Bi-fold Door Tracks	75	EA	50.00	3,750
	Install Sliding Door Tracks	20	EA	50.00	1,000
	48,460				0
					0
	Hardware
	BOH Hollow Metal	38	EA	299.75	11,391
	Guestroom/Suite Entry	206	EA	272.50	56,135
	Guestroom/Suite Entry — automatic door bottoms (with above)	206	EA		0
	Guestroom/Suite Watercloset Doors	205	EA	272.50	55,863
	Connector Doors	92	EA	272.50	25,070
	Pocket Doors	81	EA	245.25	19,865
	Bi-fold Doors	33	EA	245.25	8,093
	Barn Doors	179	EA	245.25	43,900
	Elevator Lobby	24	EA	381.50	9,156
	Public Area	14	EA	381.50	5,341
	BOH PLAM	58	EA	299.75	17,386
	Electrified Security Hardware (F & I by Security Contractor)	0	EA	—	0
	252,199				0

	Install Hardware	930	SETS	75.00	69,750
	Set Up Hardware Room	1	LS	10,000.00	10,000
	79,750

	Exterior Glass & Glazing				0
	Exterior Curtainwall (includes metal panel at slab edge)	26,589	SF	65.00	1,728,285
	Louvers at Level 1.5, (Type 4D, with above)	800	SF		0
	Operable Doors at Level 12 Suites	4	EA	3,000.00	12,000
	Storefront Doors	14	EA	3,000.00	42,000
	Automatic Doors (W/Ped. Bridge Vestibule)	0	EA		0
	Balcony Rails at Suites	240	LF	250.00	60,000
	1,842,285				0

	Interior Glass & Glazing				0
	VIP Check In (Frameless)	156	SF	60.00	9,360
	Sundries	126	SF	60.00	7,560
	Balcony Rail at Level 3 Lobby	23	LF	400.00	9,200
	Mirror at Fitness Center	288	SF	15.00	4,320
	Glass Entry at Fitness Center	130	SF	60.00	7,800
	Vanity Mirrors at Guestrooms (FFE)	3,960	SF		0
5/25/2011

46 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Vanity Mirrors at Suites (FFE)	2,100	SF		0
	38,240				0

	Clean Exterior Glass	26,589	SF	0.75	19,942
	19,942
					0
	Window Wall Test (BY OWNER)				0

	Fixed Airfoil Louvers @ Lvl Pool (4B)	2,860	SF	46.45	132,847
	Aluminum Grille System (4C)- sim Aerolite Angular Bar Grille (at Level 11.5) MATERIAL	2,560	SF	31.71	81,173
	Aluminum Grille System (4C)- sim Aerolite Angular Bar Grille (at Level 11.5) INSTALL	2,560	SF	2.50	6,400
#A-6	Delete Louvers at 11.5 and replace with EIFS	1	ALLOW	(23,573.00)	-23,573
	Acoustical Louver (4J) at Mech Penthouse	1,208	SF	35.00	42,280
	Greenscreen System at Service Level	1,600	SF	14.00	22,400
	261,527
					0
	Curtainwall Consultant (BY OWNER)				0

	Overhead Coiling Door at Loading Dock	3	EA	10,000.00	30,000
	30,000
					0
SBTL	Division 8 — Subtotal			14.51	2,860,949
	Division 9 — Finishes:
	Exterior Framing (W/ Dense Glass & Thermal)	1	LS	1,022,406.00	1,022,406
	Drywall & Acoustical (Interior Only)	197,166	GSF	9.25	1,823,786
	2,846,192				0

	GUESTROOMS / SUITES				0
176 Keys	Typical/ADA/Extended Room Carpet Install (includes pad material)	5,322	SY	10.35	55,081
	Typical/ADA/Extended Room Wood at Entries	8,131	SF	18.00	146,358
	Typical/ADA/Extended Room Resilient Base	17,637	LF	4.70	82,894
	Typical/ADA/Extended Room Tile Surfaces	1	LS	977,680.00	977,680
	Typical/ADA/Extended Room Tile Floors (with above)	18,368	SF		0
	Typical Room Tile Walls (with above)	23,661	SF		0
	Typical Room Tile Walls (Accent) (with above)	581	SF		0
	Typical Room Tile Base (with above)	7,357	LF		0
	Typical Room Shower Seat (with above)	1,837	SF		0
	1,262,013				0
9 Keys	JR Suite Carpet Install (includes pad material)	554	SY	10.35	5,738
	JR Suite Wood at Entries	554	SF	18.00	9,979
	JR Suite Resilient Base	1,643	LF	4.70	7,724
	JR Suite Tile Surfaces	1	LS	210,627.00	210,627
	JR Suite Tile Floors (with above)	1,129	SF		0
	JR Suite Tile Walls (with above)	1,663	SF		0
	JR Suite Tile Walls Accent (with above)	30	SF		0
	JR Suite Tile Walls at Bar (with above)	238	SF		0
	JR Suite Tile Base (with above)	802	LF		0
	JR Suite Shower Seat (with above)	99	SF		0
	234,068
5/25/2011

47 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
1 Key	ADA JR Suite Carpet Install (includes pad material)	62	SY	10.35	638
	ADA JR Suite Wood at Entries	62	SF	18.00	1,109
	ADA JR Suite Resilient Base	183	LF	4.70	858
	ADA JR Suite Tile Surfaces	1	LS	23,403.00	23,403
	ADA JR Suite Tile Floors (with above)	125	SF		0
	ADA JR Suite Tile Walls (with above)	185	SF		0
	ADA JR Suite Tile Walls Accent (with above)	4	SF		0
	ADA JR Suite Tile Walls at Bar (with above)	26	SF		0
	ADA JR Suite Tile Base (with above)	89	LF		0
	26,008
8 Keys	Bridge Suite Carpet Install (includes pad material)	559	SY	10.35	5,784
	Bridge Suite Wood at Entries	598	SF	18.00	10,771
	Bridge Suite Resilient Base	1,602	LF	4.70	7,528
	Bridge Suite Tile Surfaces	1	LS	187,224.00	187,224
	Bridge Suite Tile Floors (with above)	1,408	SF		0
	Bridge Suite Tile Walls (with above)	1,126	SF		0
	Bridge Suite Tile Walls Accent (with above)	26	SF		0
	Bridge Suite Tile Walls at Bar (with above)	282	SF		0
	Bridge Suite Tile Base (with above)	678	LF		0
	211,306
1 Key	LVL 12 Bridge Suite Carpet Install (includes pad material)	70	SY	10.35	729
	LVL 12 Bridge Suite Wood at Entries	75	SF	18.00	1,346
	LVL 12 Bridge Suite Resilient Base	200	LF	4.70	941
	LVL 12 Bridge Suite Tile Surfaces	1	LS	40,353.00	40,353
	LVL 12 Bridge Suite Tile Floors (with above)	176	SF		0
	LVL 12 Bridge Suite Tile Walls (with above)	141	SF		0

	LVL 12 Bridge Suite Tile Walls Accent (with above)	4	SF		0

	LVL 12 Bridge Suite Tile Walls at Bar (with above)	35	SF		0
	LVL 12 Bridge Suite Tile Base (with above)	85	LF		0
	43,369
1 Key	ADA Bridge Suite Carpet Install (includes pad material)	70	SY	10.35	729
	ADA Bridge Suite Wood at Entries	75	SF	18.00	1,346
	ADA Bridge Suite Resilient Base	200	LF	4.70	941
	ADA Bridge Suite Tile Surfaces	1	LS	23,403.00	23,403
	ADA Bridge Suite Tile Floors (with above)	176	SF		0
	ADA Bridge Suite Tile Walls (with above)	152	SF		0
	ADA Bridge Suite Tile Walls Accent (with above)	4	SF		0
	ADA Bridge Suite Tile Walls at Bar (with above)	35	SF		0
	ADA Bridge Suite Tile Base (with above)	85	LF		0
	26,419
9 Keys	2-Bay Suite Carpet Install (includes pad material)	564	SY	10.35	5,841
	2-Bay Suite Wood at Entries	564	SF	18.00	10,157
	2-Bay Suite Tile Surfaces	1	LS	210,627.00	210,627
	2-Bay Suite Tile Floors (with above)	1,832	SF		0
	2-Bay Suite Tile Walls (with above)	1,505	SF		0
	2-Bay Suite Tile Walls Accent (with above)	30	SF		0
	2-Bay Suite Tile Walls at Bar (with above)	188	SF		0
	2-Bay Suite Tile Base (with above)	663	LF		0
	2-Bay Suite Wood Base (with Millwork)	1,575	LF	—	0
5/25/2011

48 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	2-Bay Suite Shower Seat (with above)	40	SF		0
	226,625
1 Key	3-Bay Suite Carpet Install (includes pad material)	29	SY	10.35	296
	3-Bay Suite Wood at Entries	803	SF	18.00	14,454
	3-Bay Suite Tile Surfaces	1	LS	40,353.00	40,353
	3-Bay Suite Tile Floors (with above)	251	SF		0
	3-Bay Suite Tile Shower Walls (with above)	108	SF		0
	3-Bay Suite Tile Walls Accent (with above)	51	SF		0
	3-Bay Suite Tile Walls at Bar (with above)	49	SF		0
	3-Bay Suite Tile Base (with above)	103	LF		0
	3-Bay Suite Shower Seat (with above)	18	SF		0
	3-Bay Suite Wood Base (with Millwork)	272	LF	—	0
	3-Bay Suite Fireplace Surround (with above)	11	LF		0
	3-Bay Suite Venetian Plaster	1,840	SF	18.00	33,120
	3-Bay Suite Glass Walls (FFE)	18	LF		0
	3-Bay Suite Mecho Shade	456	SF	10.00	4,560
	Tile at Level 12 Balcony	200	SF	12.00	2,400
	95,183
#A-8	Delete Waterproofing at guestroom floors	1	ALLOW	(120,000.00)	-120,000
#A-9	Utilize epoxy blend grout ILO Epoxy Grout at Guestrooms	1	ALLOW	(30,000.00)	-30,000
#A-12	Add Schluter “Tile Ready” pan system at guestrooms	1	ALLOW	118,800.00	118,800
#A-15	Replace vanity accent tile with $20/sf tile at Suites	1	ALLOW	(145,000.00)	-145,000
#A-16	Replace glass tile at wet bar in Suite with $30/sf	1	ALLOW	(33,000.00)	-33,000
					0
	Elevator Lobby / Corridor Carpet Install	2,046	SY	15.00	30,690
	Elevator Lobby / Corridor Wood Floors	1,634	SF	18.00	29,403
	Elevator Lobby / Corridor Carpet Base	6,375	LF	1.00	6,375
	66,468				0
					0
	Lobby / VIP Reg / Front Desk / Public Circ				0
	Venetian Plaster at VIP Registration	1,314	SF	18.00	23,652
	Venetian Plaster at Front Desk	1,577	SF	18.00	28,382
	Venetian Plaster above wainscot at Corridor	810	SF	18.00	14,580
#A-17	Utilize wallcovering ILO Venetian Plaster at Corridor	1	ALLOW	(12,150.00)	-12,150
	54,464				0

	Tile Surfaces	1	LS	133,551.00	133,551
	Tile Mural at Back Wall of Front Desk	162	SF	—	0
#A-20	Replace Mural Tile with $30/sf material	1	ALLOW	(18,250.00)	-18,250
	Wood Floor at VIP Registation	430	SF	—	0
	Wood Floor at Elev Lobby	160	SF	—	0
	Stone Floor at Lobby / Front Desk	1059	SF	—	0
	Stone Floor at Corridor	725	SF	—	0
	Stone Surround at Fireplace	20	LF	300	6,000
	121,301				0
	Inset Rug at Lobby / Front Desk	47	SY	15.00	698
	Carpet at Elev Lobby	17	SY	15.00	262
	960				0
5/25/2011

49 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Meeting Room / Pantry				0
	Slate Flooring at Pantry	220	SF	17	3,740
	Carpet at Meeting Room	78	SY	15	1,167
	4,907
	Multipurpose Room				0
	Venetian Plaster above wainscot at Multipurpose	1,197	SF	18	21,546
#A-22	Utilize wallcovering ILO Venetian Plaster at MPR	1	ALLOW	-21,546	-21,546
	Wood Floor at Multipurpose	560	SF	19	10,640
	Inset Rug at Multipurpose	46	SY	15	685
	11,325				0
	Public Restrooms (1110, 1112, 12114, 12115)				0
	Tile Surfaces	1	LS	44,480	44,480
	Tile Floor	566	SF	0	0
	Accent Tile at Mirrors (Mirror Surround)	52	SF	0	0
	6" Tile Wall Wainscot	900	SF	0	0
	Stone Pilasters, Solid Surface Partitions w Wood Doors	11	EA	3,408	37,488
	Urinal Screens	4	EA	150	600
	82,568				0
	Level 2 Lobby				0
	Venetian Plaster above Wood Wainscot	1,000	SF	18	18,000
#A-21	Utilize wallcovering ILO Venetian Plaster at Level 2 Lobby	1	ALLOW	-15,000	-15,000
	Stone Flooring	1,744	SF	19	33,136
	36,136				0
	Fitness Center				0
	Rubber Flooring at Fitness Center (Capri Cork 9mm)	820	SF	22.50	18,450
	Wood Lay In Ceiling at Fitness Center	820	SF	33.60	27,552
	46,002				0

	Sundries (per PNK) — Allowance
#A-23	Interior Finishes	849	SF	175.00	148,575
	148,575				0
					0
	BOH				0
	BOH Floor Tile	1,571	SF	12.00	18,850
	BOH Wall Tile	408	SF	15.00	6,120
	BOH Vinyl Base	5,662	LF	1.10	6,228
	BOH Install Carpet (Direct Glue)	726	SY	4.10	2,977
	BOH VCT	9,659	SF	3.50	33,807
	BOH Sealed Concrete	10,106	SF	0.75	7,579
	Stonhard Floor at Kitchens	1,659	SF	12.00	19,906
	BOH ACT (with Drywall)		SF		0
	BOH FRP at Kitchen Walls	2,050	SF	5.00	10,250
	BOH Washable Ceiling Tiles at Kitchen	1,659	SF	3.00	4,976
	110,692				0
					0
	Painting & Textured Coatings	197,166	GSF	3.50	690,081
	Elastomeric Coating at CMU at T4 Line	3,240	SF	2.00	6,480
	FRP at Janitors Closet and Kitchen	2,500	SF	3.00	7,500
	Float Concrete Ceilings at Guestrooms/Suites	58,936	SF		W/ Paint
	704,061				0
5/25/2011

50 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Hotel Porte Cochere Finishes (with Pedestrian Bridge)		SF		0
	0

	Final Clean	197,166	GSF	0.35	69,008
	69,008
					0
	On Site Mock Up (separate sub job)	1	LS		0
					0
SBTL	Division 9 — Subtotal			31.54	6,218,449
	Division 10 — Specialties:
	Corner Guards
	Corner Guards: Anodized Aluminum (Public Corridors)- International Extrusions- Dk Bronze Anodized 3"x3"x8'	193	EA	14.17	2,735
	Corner Guards: Stainless Steel (BOH)- Inpro- SS 3"x3"x8'	50	EA	59.95	2,998
	Corner Guards: Installation	243	EA	25.00	6,075
	11,807				0

	Fire Protection Specialties				0
	FE Cabinet (Recessed/ Non Fire Rated)- JL Industries AMB 1012V10	12	EA	83.21	999
	FE Cabinet (Recessed/ Fire Rated)- JL Industries AMB 1012V11	2	EA	144.52	289
	FE Cabinet @ Kitchen- JL Industries AMB 1012V10	2	EA	83.21	166
	Fire Extinguishers- 10# ABC	16	EA	69.92	1,119
	FE Cabinets: Installation	14	EA	25.00	350
	2,923				0
	Toilet & Bath Accessories				0
	Typical/Extended Guestroom Robe Hooks-Seachrome Chrome Finish 700400-CR-1	334	EA	23.34	7,795
	Typical/Extended Guestroom Towel Bar-Symmons 24" 513TB-24-STN Satin Nickel	167	EA	110.29	18,418
	Typical/Extended Guestroom TP Holder-American Standard 8040.230-234 Satin Nickel	167	EA	58.48	9,766
	Typical/Extended Guestroom Shower Basket-Waterworks Satin Nickel 22-60457-57882	167	EA	182.36	30,454
	66,432				0
	ADA Guestroom Robe Hooks- Seachrome Chrome Finish 700400-CR-1	18	EA	23.34	420
	ADA Guestroom Towel Bar-Symmons 24" 513TB-24-STN Satin Nickel	9	EA	110.29	993
	ADA Guestroom TP Holder-American Standard 8040.230-234 Satin Nickel	9	EA	58.48	526
	ADA Guestroom Shower Basket-Waterworks Satin Nickel 22-60457-57882	9	EA	182.36	1,641
	ADA Guestroom Shower Seat-CWECO Padded/ Satin Finish	9	EA	241.78	2,176
	ADA Guestroom Shower Rod-CWECO 60" Straight/ Satin Finish	9	EA	29.77	268
	ADA Guestroom Grab Bars- CWECO 42"/ Mirror Finish	18	EA	42.48	765
	6,789				0
5/25/2011

51 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Suite Robe Hooks- Seachrome Chrome Finish 700400-CR-1	56	EA	23.34	1,307
	Suite Towel Bar- Symmons 24" 513TB-24-STN Satin Nickel	58	EA	110.29	6,397
	Suite TP Holder- American Standard 8040.230-234 Satin Nickel	29	EA	58.48	1,696
	Suite Shower Basket- Waterworks Satin Nickel 22-60457-57882	28	EA	182.36	5,106
	14,505				0
	ADA Suite Robe Hooks- Seachrome Chrome Finish 700400-CR-1	4	EA	23.34	93
	ADA Suite Towel Bar- Symmons 24" 513TB-24-STN Satin Nickel	4	EA	110.29	441
	ADA Suite TP Holder- American Standard 8040.230 234 Satin Nickel	2	EA	58.48	117
	ADA Suite Shower Basket- Waterworks Satin Nickel 22-60457-57882	2	EA	182.36	365
	ADA Suite Shower Seat- CWECO Padded/ Satin Finish	2	EA	241.78	484
	ADA Suite Shower Rod- CWECO 60" Straight/ Satin Finish	2	EA	29.77	60
	ADA Suite Grab Bars- CWECO 42"/ Mirror Finish	4	EA	42.48	170
	1,729
	Public Area Toilet Paper Holder	12	EA	49.05	589
	Public Area Toilet Seat Cover Disp	12	EA	207.10	2,485
	Public Area Paper Towel Disp / Trash Disp	6	EA	272.50	1,635
	Public Area Sanitary Napkin Disp	2	EA	381.50	763
	Public Area Grab Bars	8	EA	42.48	340
	Public Area Soap Disp	6	EA	45.78	275
	6,086				0

	Toilet & Bath Accessories Installation	1,153	EA	20.00	23,060
	23,060				0

	Way Finding Graphics (Code required)	197,166	GSF	0.50	98,583
#A-26	Delete Way Finding Graphics (Code required) OFOI	1	ALLOW	(98.583.00)	-98,583
	0
	Specialty Signage (OFOI)				0

	Display Board with Trim at Meeting Room	50	SF	25	1,250
	1,250
	Shower Enclosures at Typical Guestrooms	167	EA	1,500.00	250,500
	Shower Enclosures at Suites	28	EA	3,000.00	84,000
	334,500				0
	Louvers at Level 11.5 (With Div 8 Curtainwall)	900	SF		0
	0
	Automatic Emergency Defibrillator Units at Elevator Lobbies	12	EA	2,250.00	27,000
	27,000

SBTL	Division 10 — Subtotal			2.52	496,081
5/25/2011

52 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Division 11 — Equipment:
	Window Washing Davits	1	LS	76,715.00	76,715
	Window Washing Davits (cast in concrete)	1	LS	7,500.00	7,500
	84,215				0

	Loading Dock (none)	0	LS	—	0
	0
	Linen Chute	13	FLS	3,000.00	39,000
	Install Linen Chute	13	FLS	500.00	6,500
	45,500				0

	KITCHEN EQUIPMENT: Allowance
#A-33	Kitchen Equipment	1	LS	355,300.00	355,300
	Room Service Kitchen (w/ Above)				0
	Vending Room Ice Machines: FF&E				0
	355,300				0

	FIREPLACES				0
#A-32	Lobby — 2 Sided, Includes box and block	1	EA	45,000.00	45,000
	Delete 1 FP at Lobby (Only 1 sided)	1	ALLOW	(22,500.00)	-22,500
	Level 12 Suite, Includes box and block	1	EA	40,000.00	40,000
	62,500				0

SBTL	Division 11 — Subtotal			2.78	547,515
	Division 12 — Furniture:
	FF&E Warehousing/Installation — with owner
	Typical Guest Rooms				0
	Suite				0
	Public Area Installation				0

SBTL	Division 12 — Subtotal			—	0
	Division 13 — Special Construction:
#A-37	Pool Bar	1	ALLOW	$100,000.00	100,000
	100,000

	Pool Bar: Food Service Equipment (W/ Div. 10)	1	LS		0
	0

	Pool - Shell Mat’l Purchase/Shell Install	1	LS	$215,000.00	215,000
	Pool - Equipment/Piping F&l	1	LS	$150,000.00	150,000
	Finishes in Pool (coping, tile, etc)	1	LS	$25,000.00	w/Pool Material
	365,000

	Water Feature	1	ALLOW	$100,000.00	100,000
#A-36	Delete Water Feature	1	ALLOW	$(100,000.00)	-100,000
	100,000				0
					0
	Fire Feature NONE				0
	0				0

	Pool Podium Elev. Structure Allowance	0	SF		0
	0

SBTL	Division 13 — Subtotal			2.36	465,000
5/25/2011

53 of 93

BATON ROUGE HOTEL
Keys 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Division 14 — Conveying Systems:
	Conveying Systems: Passenger — TP-1, 2 & 3	1	LS	675,662.00	675,662
	Conveying Systems: Freight — TS-1, 2	1	LS	455,642.00	455,642
	Conveying Systems: Freight — TS3 (Roped Hydro)	1	LS	132,227.00	132,227
	Overtime to Meet Accelerated Schedule	1	LS	92,820.00	92,820
	Overtime for Off-hour Crane Usage	1	LS	10,000.00	10,000
	Hoistway Working Platforms	2	EA	2,500.00	5,000
	1,371,351				0

#A-42	Conveying Systems: Passenger Cabs Finish	3	ALLOW	15,000.00	45,000
	45,000
					0
	Interior Elevator Operator (2 each)	30	WK	1,500.00	45,000
	45,000
					0
#A-39	Custom Etching Passenger Elevator Doors	3	ALLOW	5,000.00	15,000
	15,000

SBTL	Division 14 — Subtotal			7.49	1,476,351
	Division 15 — Mechanical:
	Plumbing/HVAC GMP	1	LS	5,910,853.00	5,910,853
	Extended General Conditions thru 5/31/2012	1	LS	59,108.53	59,109
	Plumbing/HVAC	197,166	GSF		w/ Mech GMP
#A-47	Utilize Alternate Plumbing Manufactures	1	ALLOW	(200,000.00)	-200,000
	Hotel		GSF	Incl. Above	w/ Mech GMP
	BOH (No Laundry)		GSF	Incl. Above	w/ Mech GMP
	Public		GSF	Incl. Above	w/ Mech GMP
	5,769,962

	Fire Protection Systems
	Fire Protection: New	197,166	GSF	1.65	325,324
	Temp. Standpipe during Construction	1	LS	32,000.00	32,000
	Hotel Porte Cochere — (Ped Bridge)		SF		0
	357,324

	Temperature Controls
	BAS DDC System		GSF		w/ Mech GMP

SBTL	Division 15 — Subtotal			31.08	6,127,285
	Division 16 — Electrical:
	Electrical GMP	1	LS	4,280,549.00	4,280,549
	Extended General Conditions thru 5/31/2012	1	LS	42,805.49	42,805
	Electrical	197,166	GSF		w/ Elect GMP
#A-54	Reduce Light Fixture Package by Providing Alternate Fixture Manufactures	1	ALLOW	(200,000.00)	-200,000
	4,280,549

	Fire Alarm System				0
	Fire Alarm: Design/Materials/Testing	197,166	GSF		w/ Elect GMP

	Low Voltage: Allowance
#A-59	Hotel Surveillance/Security: No Equipment	197,166	GSF	1.50	295,749
	295,749
5/25/2011

54 of 93

BAT0N ROUGE HOTEL
Keye 206

GSF 197,166
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys. Code	Description	Qty	U of M	Unit Cost	Activity Cost

					0
					0
#A-57	Communication/Data: No Devices/Equipment	197,166	GSF	1.75	345,041
	345,041				0

					0
#A-58	AV/Sound	197,166	GSF	1.00	197,166
	Suite Bose Systems (By owner)	0	EA	25,000.00	0
	197,166
					0
	Install OFCI TV Brackets	224	EA	45.00	10,080
	$10,080

SBTL	Division 16 — Subtotal			25.21	4,971,390
	TOTAL COSTS			179.77	35,445,286
	Cost of Work Subtotal				$35,445,286

	Sub Guard @ 1.25%				$443,066
	General Conditions (5.25%)				$1,825,563
	Extended General Conditions through May 31, 2012				$91,341
	Building Permit (Cost of Work times .0022)				$77,980
	General Liability Insurance (Cost of Work times .008)				$283,562
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$7,089
	MCC P&P Bond Premium (Not Required)				$—

	Project Subtotal				$38,173,887
	MCC Fee @ 3.25%				$1,240,651

	Project Total				$39,414,538
	MCC Contingency @ 4% times Cost of Work			4.00%	$1,417,811
	Area Total				$40,832,350
		$198,215	Key $/SF		$207

5/25/2011

55 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO MARINE

GSF	226,634
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Marine Work
	Pump Platform, Pipes & Casing: In Concrete Frame	1	LS	—	0
	0				0
	Basin Water System
	Casino Make Up Water System and Controls	1	LS	50,000.00	50,000
	(Pumping System is in the Casino Vessel Budget)				0
	50,000
	H-Piles & Sheet Piles
	12’ x 555’ Sheet Piling for Basin Concrete Wall	6,660	SF	42.50	283,050
	H14 x 73 x 60’ Battered Piles at Basin Concrete Wall	16,560	LF	37.00	612,720
	Mobilization: In/Out	1	EA		0
	895,770
	CIP T-Wall	1	LS	653,495.00	653,495
	15’ x 487’ x 2’ Concrete Wall at Basin	7,605	SF		0
	13’ x 487’ x 2.5’ Concrete Footing at Basin Wall	6,591	SF		0
	Seal slab	1	LS	14,039.00	14,039
	Reinforcing material for T wall	1	LS	70,888.00	70,888
	Muckout T-wall footing for Seal Slab	1	LS	66,930.00	66,930
	805,352
	Mass Earthwork
	Clear & Grub Site: (Durr & Beard)	1	LS		0
					0
	Excavation at Basin (Durr)	1	LS	254,104.00	254,104
	Excavate addition 4” for revetment to flush out with T-wall	1	LS	7,237.00	7,237
	Load, Haul, Spread Unsuitable Soil	1	LS	8,961.00	8,961
	Vessel: Dry Cut Basin: +27” to +20’ + 1’ Undercut (120,000SF)	35,556	CY		0
	Vessel: Berm at Basin	6,000	CY		0
	Under cut and clay liner (None required)	NIC

	Low Rise: Dry Cut Basin: +27 to +20 (Assume 130,000SF)	38,519	CY	—	0
	Low Rise: Berm at Basin	0	CY	—	0
					0
	On Site Haul/Spread Excess Spoils	68,074	CY	—	0
	270,302

	Haul Roads & Temporary Lay Down: In and Out
	Phase I Earthwork & Temporary Lay Down (Beard Constr.)	1	LS	41,972.00	41,972
	Phase I Earthwork & Temporary Lay Down (Barber Constr.)	1	LS	366,001.00	366,001
5/25/2011

56 of 93

BATON ROUGE CASINO MARINE

GSF	226,634
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Batture Muck Out / Import	1	LS	205,014.00	205,014
					0
	Fill at Temp Road at Levee Wet Side: w/Barber	14,000	CY	—	0
	Fill at Temporary Road at Levee Dry Side: w/Barber	14,000	CY	—	0
	Temporary Road at Levee Dry Side: w/ Barber	1	LS	—	0
	Temp Lay Down at Basin	1	LS	320,000.00	320,000
	Temporary Roads for concrete Frame: Move & Re-Grade		SY		0
	8” Gravel Temp. Road at Levee Wet Side: Maintenance	1	LS	75,000.00	75,000
	Additional Board Roads for Steel Erection (8’x16’)	50	EA	963.00	48,150
	Remove Temp Road at Levee (leave in place)	1	LS		0
	Widen North Levee Access Road for 2-Way Traffic	1	LS	17,000.00	17,000
	1,073,137

	South Levee Ramp Road & Stability Berm
	Construction of South Levee Ramp Earthwork & Stone	1	LS	111,080.00	111,080
	Construction of North Levee Ramp Earthwork & Stone	1	LS	20,027.73	20,028
	Construction of Stability Berm	1	LS	258,410.00	258,410
	389,518

	South Levee Ramp Road
	Asphalt Paving	411	TONS	125.00	51,375
	Striping	210	LF	2.00	420
	51,795

	Rip Rap
	Rip Rap at Concrete T-Wall 9’ X 555’	500	TN	140.00	70,000
#A-64	Delete Rip Rap at T-Wall and use shoreblock	1	ALLOW	(35,035.00)	-35,035
	Added ACOE Rip Rap Behind T Wall	2,175	TN	140.00	304,500
#A-63	Delete Added ACOE Rip Rap behind T wall and use shoreblock	1	ALLOW	(177,625.00)	-177,625
	Filter Fabric (included with above)				0
	339,465
5/25/2011

57 of 93

BATON ROUGE CASINO MARINE

GSF	226,634
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Pipe Piles
	42” x 132’ Pipe Piles @ Basin: FOB Job Site	9,504	LF	169.22	1,608,267
	42” x 132’ Mooring Pipe Piles @ Basin: Install + Conc. Fill	1	LS	595,000.00	595,000
	Mobilization: In/Out	1	EA	130,000.00	130,000
	Engineering and Layout (with above)	1	EA	W/Above
	Project Management	3	MO	14,000.00	42,000
	Upgrade Hammer for Pile Driving	1	LS	415,908.00	415,908
	Added Steel Between Mooring Pipe Piles	1	LS	215,000.00	215,000
	MAE Design Fee for Mooring Pile As-Builts	1	LS	12,900.00	12,900
	Shim Plates for Mooring Pile Cap Columns	1	LS	12,000.00	12,000
	Install Shim Plates for Mooring Pile Cap Columns	144	EA	500.00	72,000
	3,103,075

	Pile Caps & Guides (F&l)	72	EA	10,139.00	730,008
	Add stiffeners at pile cap assemblies	72	EA	490.50	35,316
	Alignment Welding	1	LS	38,321.00	38,321
	803,645

	Pile Caps Chain/Clevis/Tumbuckle: FOB Job Site	72	EA	14,000.00	1,008,000
	Delete Galv at Mooring Chains / Add Asphaltic Varnish Coating	1	LS	720.00	720
	Provide Nuts at Strainsert Pins	1	LS	4,428.00	4,428
	Delete End Link Component	1	LS	(19,800.00)	-19,800
	Sandblast Mooring Chain Assemblies	1	LS	34,560.00	34,560
	1,027,908

	Vessel Moorings/Trusses/Capturing Devices	1	LS	2,183,000.00	2,183,000
	Pad Eye Installation (by Bollinger)	72	EA	W/Above
	Temp Mooring	3	EA	W/Above
	Install Pile Capture Devices	72	EA	W/Above
	Install Truss Sections at Bridge Beam Infill (by Bollinger)	72	EA	W/Above
	Install Bridge Beams (2 ea 12’ x 240’)	5,760	SF	W/Above
	Pile Caps Chain/Clevis/Tumbuckle: Install	72	EA	W/Above
	Furnish Temp Bridge Beams (28EA x W13 x 108)	49	TONS	W/Above
	Gusset Plates / Temp Chocks	4	TONS	W/Above
	2,183,000

	MCC Support for Temp Mooring
	Additional Tug Time	2	DAYS	4,800.00	9,600
#A-38	Installation of Paddlewheel	1	ALLOW	15,000.00	15,000
	24,600
5/25/2011

58 of 93

BATON ROUGE CASINO MARINE

GSF	226,634
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/O2/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Shoreblock
	Basin Shoreblock system (includes fabric, anchors, gravel, grout and concrete)	1	LS	1,276,026.00	1,276,026
	Added Revetment per RFl 67	1	LS	125,426.00	125,426
	RFI 06 Grout / Cut in at Low Rise Structure	1	LS	93,530.00	93,530
	Vessel: ShoreBlock (includes anchors and void fill, with above)	196,242	SF	W/Above
	Vessel: Concrete at end of shore blocks (20% Swell, with above)	30	CY	W/Above
	Vessel: Filter fabric at blocks (with above)	196,242	SF	W/Above

	Low Rise: ShoreBlock (includes anchors and void fill)	26,000	SF	7.00	182,000
	Low Rise: Concrete at end of shore blocks (20% Swell) (included with above)		CY	W/Above
	Low Rise: Filter fabric at blocks (with above)	26,000	SF	W/Above
	1,676,982				0

	AOCE Work Stoppage
	Work Stoppage due to ACOE MOD Approval: 01/26/11 thru 01/27/11	1	LS	$28,064.00	28,064
	28,064

	Utility Connections to Casino (with Site)			W/ M & E GMP
	Concrete Utility Trench To Barge (3/C-14.2)	0	LF	Not Required
	Connection at Bridges to Barge (4/C-14.2) W/ Bridge (Above ground)	0	LF	W/ M & E GMP
	Chilled water lines (With Site Utilities)	0	LF	W/Site
	Domestic, Hot and cold water lines (With Site Utilities)	0	LF	W/Site
	2” Gas line (With Site Utilities)	0	LF	W/Site
	Electrical Conduits 4” (With Site Utilities)	0	LF	W/ M & E GMP
	0

	Ballasting and Connection Support (LPA)	1	LS	150,000.00	150,000
	150,000

	Pump Room Final Ballast/Bilge Site Install
	Final Install and commissioning of Ballast/Bilge Monitoring System	1	LS	8,000.00	8,000
	Cabling from Pump Room to Remote Panel at Vessel Control Room (W/ Electrical)	1	LS		0
	8,000

	Vessel Restraint Field Adjustments/Ballasts (MCC)	26	WKS	3,000.00	77,940
	77,940
5/25/2011

59 of 93

BATON ROUGE CASINO MARINE

GSF	226,634
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Vessel Restraint Monitoting System
	Strain Gauges	72	EA	5,034.00	362,448
	Cables for Strain Gauges	72	EA	660.00	47,520
	Additional Technical Support	1	WK	7,500.00	7,500
	Low Volatge Cabling / Connectors for Strain Gauge Local & Control Room Monitoring System	72	EA	1,600.00	115,200
	532,668				0
					0
	TOTAL COSTS				13,313,596
	Cost of Work Subtotal				13,313,596

	Sub Guard @ 1.25%				166,420
	General Conditions (5.25%)				690,325
	Extended General Conditions through May 31, 2012				25,732
	Building Permit (Cost of Work times .0022)				29,290
	General Liability Insurance (Cost of Work times .008)				106,509
	Builders Risk Insurance (By Owner)				0
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				2,663
	MCC P & P Bond Premium (Not Required)				0

	Project Subtotal				14,334,534
	MCC Fee @ 3.25%				465,872

	Project Total				14,800,406
	MCC Contingency @ 3% times Cost of Work			3.00%	399,408
	Area Total				15,199,814
			$/SF		67
5/25/2011

60 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CENTRAL PLANT — SCHEME 5

GSF	25,369
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Division 2 — Sitework:
	Earthwork
	Clear and Grub	1	LS	7,358.00	7,358
	Grading / Backfill	1	LS	22,482.00	22,482
	29,840

	Pile Inspections, Oversight Testing (By Owner)				0

	18” Auger Cast Piles at Support Facility (18”x120)	15,640	LF	25.76	402,886
	Mobilization: In/Out -	1	LS	86,000.00	86,000
	Unforeseen Site Conditions — Abandoned Tank	1	LS	69,911.00	69,911
	Unforeseen Site Conditions — Abandoned Tank	1	LS	7,500.00	7,500
	566,297

	Clean Top of Pile	120	EA	25.00	3,000
	3,000
SBTL	Division 2 — Subtotal			7.99	599,137
	Division 3 — Concrete:
	Concrete Frame (F/P/F) — Support Facility/Central Plant	32,363	SF	20.83	674,121
	Concrete Frame (F/P/F) — Equipment Yard	1	LS	121,973.00	121,973

	796,094

	ACOE Work Stoppage
	Work Stoppage due to ACOE MOD Approval: 01/26/11 thru 02/08/11	1	LS	41,528.00	41,528
	41,528

	Pile Caps (with above)	5,628	CF	W/ Above
	Plinths (with above)	196	LF	W/ Above

	Reinforcing Steel Materials
	Bars(10#/SF)	189	TN	763.00	144,207
	Mesh		SQS	19.40	0
	Form Saver Material	256	EA	22.89	5,860
	150,067

	Rein installation (with Concrete Frame)			—
	Bars	189	TN	295.00	55,755
	Mesh	0	SQS		0
	Form Saver Labor	256	EA	10.00	2,560
	58,315
	Ready-mix Materials
	5000 PSI Grade Beams / Caps	602	CY	97.01	58,400
	5000 PSI SOG (Cooling Tower Area)	57	CY	97.01	5,530
	2000 PSI Mud Slab	584	CY	87.20	50,925
	5000 PSI Perimeter Wall	546	CY	103.55	56,538
	5000 PSI Plinths	12	CY	99.19	1,190
5/25/2011

61 of 93

BATON ROUGE CENTRAL PLANT — SCHEME 5

GSF	25,369
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	5000 PSI 12” Flat Slab (includes equip yard)	1,422	CY	94.83	134,848
	5000 PSI Cooling Tower Columns	34	CY	94.83	3,224
	310,655

	Housekeeping Equipment Pads at Central Plant	2,000	SF	5.00	10,000
	10,000

	Walk-In Cooler
	Styrafoam	2,000	SF	3.00	6,000
	F/R/P/P/F Topping Slab	2,000	SF	6.00	12,000
	18,000

	Vertical Hoisting	1	LS	W/ Above
	Engineering / Layout	1	LS	W/ Above
	Fuel, Filter and Operator with above	1	LS	W/ Above
	Lull Rent	2	MO	2,600.00	5,200
	Lull Fuel & Maint	2	MO	1,000.00	2,000
	Lull Operator	9	WKS	3,800.00	32,908
	40,108				0

	Concrete Testing
	Material Testing Services/Inspection (By Owner)			NIC

SBTL	Division 3 — Subtotal			19.01	1,424,768
	Division 4 — Masonry:

	Interior CMU Partitions @ Support Facility Warehouse/ MEP Areas (Average 28’ Tall)	17,080	SF	12.00	204,960
	Interior CMU Partitions @ Central Plant (Average 19’ Tall)	608	SF	12.00	7,296
	Exterior CMU @ Central Plant	5,600	SF	14.00	78,400
	Exterior CMU Partitions @ X-Fmr Yard (10’ AFF	2,850	SF	14.00	39,900
	330,556

	CMU Reinforcing Steel	5	TN	763.00	3,815
	3,815
SBTL	Division 4 — Subtotal			4.46	334,371
	Division 5 — Metals:
	Support Facility
	Metal Building — Furnish	26,589	SF	10.60	281,843
	Metal Building — Install	26,589	SF	7.60	202,076
	483,920
	Central Plant/ Cooling Tower Structural Steel Package per Addendum 17 (Postel Industries)	1	LS	205,670	205,670
	Central Plant Roof Framing Structure (8#/SF)	30	TN	W/ Above
	Cooling Tower Supports (1,800 SF @ 12#/SF)	11	TN	W/ Above
	Cooling Tower Isolation Beams	2	TN	W/ Above
	Access Walkway Grating at Towers	1,800	SF	20.00	36,000
	Cooling Tower Railing (6 line, 42”)	360	LF	150.00	54,000
	Cooling Tower Access Ladder	1	EA	2,500.00	2,500
	Add Additional Electrical Steel Platform / Grating	240	SF	30.00	7,200
	305,370
5/25/2011

62 of 93

BATON ROUGE CENTRAL PLANT — SCHEME 5

GSF 25,369
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Misc Metals (.5#/SF)	6	TN	4,500.00	28,540
	28,540

SBTL	Division 5 — Subtotal			10.91	817,830
	Division 6 — Carpentry:
	Rough Carpentry	25,369	GSF	0.50	12,685
	Temp Protection	25,369	GSF	0.25	6,342
	19,027
	Vanities at Locker Rooms	48	LF	75.00	3,600
	Vanities at Restrooms	10	LF	75.00	750
	4,350

	4’ Diamond Plate Wainscot w 2x6 chair and base at BOH Corridor (454LF)	1,816	SF	25.00	45,400
	12,685
SBTL	Division 6 — Subtotal			0.92	68,777
	Division 7 — Waterproofing:
	WP, DP, Caulking	5,600	SF	1.25	7,000
	Expansion Joint Assemblies	0	LF		0
	7,000

	Roofing & Sheet Metal — meets 140 MPH Code
	SBS Built-up Roofing at Central Plant Building	7,611	SF	18.00	136,998
	Roofing at Support Facility w/ Mtl Building Supplier	26,250	SF	—	0
	$136,998

SBTL	Division 7 — Subtotal			1.92	143,998
	Division 8 — Doors & Windows:

	Hollow Metal Doors / Frames / Hardware
	Hollow Metal Frames: 3o 7o Interior	22	EA	95.92	2,110
	Hollow Metal Frames: 6o 7o Interior	12	EA	100.28	1,203
	Hollow Metal Frames: 3o 7o Exterior	2	EA	95.92	192
	Hollow Metal Frames: 6o 7o Exterior	8	EA	100.28	802

	Hollow Metal Doors: 3o 7o Interior	22	LVS	231.08	5,084
	Hollow Metal Doors: 6o 7o PR Interior	24	LVS	231.08	5,546
	Hollow Metal Doors: 3o 7o Exterior	2	LVS	231.08	462
	Hollow Metal Doors: 6o 7o PR Exterior	16	LVS	231.08	3,697
	19,097

	Unload/Distribute HM Doors & Frames	64	EA	12.00	768
	Hang HM Doors	64	EA	65.00	4,160
	Install Hardware	64	SETS	100.00	6,400
	11,328				0
	Hardware	64	SETS	325.00	20,800
	Add for Electrified Security Hardware (F & I by Security Contractor)	0	EA		0
	20,800
5/25/2011

63 of 93

BATON ROUGE CENTRAL PLANT — SCHEME 5

GSF 25,369
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Overhead Doors
	Exterior OH Coiling Doors (10’x12’ Electric)	4	EA	12,000.00	48,000
	Interior OH Coiling Doors- Warehouse (8’x10’)	2	EA	5,000.00	10,000
	58,000

SBTL	Division 8 — Subtotal			1.46	109,225
	Division 9 — Finishes:
	Support Facility
	Drywall	25,369	GSF	15.00	380,535
	Acoustical Ceilings	12,057	SF	3.00	36,171
	Gyp Board Walls- One Side (Perimeter) to 10’ AFF	3,350	SF		0
	Gyp Board Walls- Two Side Interior to 10’ AFF	5,500	SF		0
	Gyp Board Walls- Two Side MR @ Wet Areas to 10’ AFF	3,000	SF		0
	416,706
	Ceramic Tile
		1	LS	53,012.00	53,012
	Ceramic Tile at Floor	2,167	SF		0
	Ceramic Tile at Showers	924	SF		0
	Ceramic Tile at Wet Walls	1,026	SF		0
	53,012

	Carpet Install / VCT	1	LS	12,403.20	12,403
	VCT	6,937	SF		0
	Carpet Install (Direct Glue Down)	207	SY		0
	12,403

	Sealed Concrete	12,811	SF	0.75	9,608
	9,608

	Painting & Textured Coatings	25,369	GSF	2.25	57,080
	57,080
	Central Plant

	Paint Exterior CMU Screenwall	5,547	SF	3.00	16,641
	16,641

SBTL	Division 9 — Subtotal			7.54	565,451
	Division 10 — Specialties:
	Fire Protection Specialties
	FE & Cabinets	3	EA	100.00	300
	FE Cabinets: Installation	3	EA	85.00	255
	555
	Toilet & Bath Accessories
	Framed Mirrors	11	EA	80.00	880
	Grab Bar- 30”	5	EA	28.00	140
	Grab Bar- 36”	13	EA	30.00	390
	Janitor Accessories/ Mop Hook	1	EA	50.00	50
	Paper Towel/ Trash Receptacle	5	EA	250.00	1,250
	Sanitary Napkin Disp	2	EA	250.00	500
	Shower Curtain/ Rod	12	EA	100.00	1,200
5/25/2011

64 of 93

BATON ROUGE CENTRAL PLANT — SCHEME 5

GSF	25,369
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Soap Dispenser	11	EA	43.00	473
	Toilet Compartments- ADA	4	EA	1,600.00	6,400
	Toilet Compartments- Standard	10	EA	1,500.00	15,000
	Toilet Paper Disp	15	EA	45.00	675
	Towel Hook	12	EA	25.00	300
	Urinal Screen	2	EA	750.00	1,500
	Toilet & Bath Accessories Installation	103	EA	25.00	2,575
	31,333

	Louver @ Generator Room	115	SF	45.00	5,175
	Louvers @ Central Plant Building	905	SF	45.00	40,725
	45,900

	Awnings @ Support Building Exit Doors	285	SF	25.00	7,125
	Covered Walkway @ Loading Dock	1,040	SF	25.00	26,000
	33,125

SBTL	Division 10 — Subtotal			1.48	110,913
	Division 11 — Equipment:
#A-29	Loading Dock Equipment	1	ALLOW	50,000.00	50,000
	50,000

	Kitchen Equipment
	Support/Warehouse Equipment	1	LS	362,615.00	362,615
	Refrigeration Racks	1	LS	574,750.00	574,750
	937,365

	Walk-In Cooler/Freezer Slabs
	Styrofoam (Assume 2,000 SF)	2,000	SF	2.50	5,000
	Topping Slab (Assume 2,000SF)	2,000	SF	3.50	7,000
	12,000

SBTL	Division 11 — Subtotal			13.33	999,365
	Division 12 — Furniture:

SBTL	Division 12 — Subtotal			—	0
	Division 13 — Special Construction:
SBTL	Division 13 — Subtotal			—	0
	Division 14 — Conveying Systems:

SBTL	Division 14 — Subtotal			—	0
	Division 15 — Mechanical:
	Mechanical GMP — Central Plant	1	LS	2,971,977.00	2,971,977
	Extended General Conditions thru 5/21/2012	1	LS	44,579.66	44,580
	Plumbing (with HVAC)	25,369	GSF		w/ Mech GMP
	HVAC — Chillers/Pumps/CT’s/Piping in Plant	2,400	TN		w/ Mech GMP
	~~HVAC — Boilers/Pumps/ET’s/Piping in Plant~~	~~3,200~~	TN		Removed — VE
	~~Water — Softener~~	~~1~~	LS		Removed — VE
	Diesel Fuel Tank Pumping System	1	LS		w/ M & E GMP
	3,016,557
5/25/2011

65 of 93

BATON ROUGE CENTRAL PLANT — SCHEME 5

GSF 25,369
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Mechanical GMP — Support Facility	1	LS	1,052,132.00	1,052,132
	Support Facility (HVAC/Plumbing/HW & CW Piping to Plant Overhead)	25,369	GSF		w/ Mech GMP
	1,052,132
	Fire Protection Systems
	Fire Protection: New	25,369	GSF	2.50	63,423
	Diesel Fire Pump System	1	LS	96,000.00	96,000
	159,423

SBTL	Division 15 — Subtotal			56.41	4,228,111
	Division 16 — Electrical:
	Electrical GMP	1	LS	3,007,584.00	3,007,584
	Extended General Conditions thru 5/21/2012	1	LS	45,113.76	45,114
	Electrical	25,369	GSF		w/ Elect GMP
	(2) 2000 KW Generators and 10,000 gal Tanks	4	kw		w/ Elect GMP
	Switchgear for Hotel	197,166	GSF		w/ Elect GMP
	Switchgear for Vessel	163,929	GSF		w/ Elect GMP
	Switchgear for Low Rise	66,222	GSF		w/ Elect GMP
	3,052,698

	Low Voltage: Allowance
#A-59	Hotel Surveillance/Security: No Equipment	25,369	GSF	2.00	50,738
	50,738

#A-57	Communication/Data: No Devices/Equipment	25,369	GSF	2.00	50,738
	50,738

#A-58	AV/Sound	25,369	GSF	1.00	25,369
	25,369

	Fire Alarm System
	Fire Alarm: Design/Materials/Testing	25,369	GSF		w/ Elect GMP
	Fire Alarm Installation: Electrician

SBTL	Division 16 — Subtotal			42.42	3,179,543

	TOTAL COSTS
					12,581,488
5/25/2011

66 of 93

BATON ROUGE CENTRAL PLANT — SCHEME 5

GSF	25,369
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Cost of Work Subtotal				$12,581,488

	Sub Guard @ 1.25%				$157,269
	General Conditions (5.25%)				$658,183
	Extended General Conditions through May 31, 2012				$31,870
	Building Permit (Cost of Work times .0022)				$27,679
	General Liability Insurance (Cost of Work times .008)				$100,652
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$2,516
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$13,559,657
	MCC Fee @ 3.25%				$440,689

	Project Total				$14,000,346
	MCC Contingency @ 4% times Cost of Work			4.00%	$754,889
	Area Total				$14,755,235
			$/SF		581.62
5/25/2011

67 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO VESSEL

GSF 226,634
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Vessel Barges & Trusses: Bollinger	1	LS	20,065,329	20,065,329

	Vessel Barges Truss In-Fill: Bollinger	1	LS	284,215	284,215

	Addendum #2 - LPA document revisions	1	LS	2,119,570	2,119,570

	Addendum #3 - LPA document revisions	1	LS	—	0

	Addendum #4 - LPA document revisions	1	LS	722,922	722,922

	Contingency for Truss Pile Cap Alignment Addenda (with Addenda 2)				0

	Remote Ballasting Tank Monitoring System (W/ Marine Work)	1	LS	W/ Marine
	Beam Doubler Plates (Temp Barge Beams)	1	LS	48,299	48,299
	Pile Capture Chain Restraint Receive / Load Out	72	EA	650	46,800
	23,287,135

	Hydraulic Motor System
	Paddlewheel Hydro Motor System	1	LS	295,000	295,000
	Install Paddlewheel Hydro Motor System	1	LS	139,000	139,000
	434,000

	Premium to Apply Deck Top Coat at the Site	77,760	SF	0.30	23,328
	23,328

	Safety Rails
	Barge Safety Rails @ Barge Platforms	2,100	LF	10.00	21,000

	Barge Safety Cages: Ships Ladder Temporary Cage	6	EA	1,000.00	6,000
	Safety Equipment for Ballast Tank Air Quality	1	LS	10,000.00	10,000
	Air Compressors Air Purging	3	MO	1,150.00	3,450
	Temp Generator for Air Purging	3	MO	4,000.00	12,000
	Vessel Tank Venting Labor	4	WKS	4,000.00	16,000
	Air Quality Engineer Certification	40	HR	200.00	8,000
	76,450

	Installation of Paddlewheel (with Marine)	1	LS	W/ Marine

	TOTAL COST			105.11	23,820,913
5/25/2011

68 of 93

BATON ROUGE CASINO VESSEL

GSF	226,634
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Cost of Work Subtotal				23,820,913

	Sub Guard@ 1.25%				5,425
	General Conditions				0
	Building Permit
	General Liability Insurance (Cost of Work times .007)				166,746
	Builders Risk Insurance (By Owner)				0
	LA Sales Tax Bond & City Bond (Cost of Work times .0002)				4,764
	MCC P & P Bond Premium (Not Required)				0

	Project Subtotal				23,997,849
	MCC Fee @ 1.00%				239,978

	Project Total				24,237,827
	MCC Contingency @ .50% times Cost of Work			0.50%	119,105
	Area Total				24,356,932
			$/SF		107.47
5/25/2011

69 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 2
	Test Pile Program (split hotel/garage/low rise) — drive /mobilization	1	LS	81,298.00	81,298
	Temp Road for Test Pile Program	1	LS	25,000.00	25,000
	106,298

	Auger Cast Piles
	Auger Cast Piles (18′x122′)	28,600	LF	21.50	614,900
	Auger Cast Pile Mobilization	1	EA	74,000.00	74,000
	Add 51 ACP at Low Rise (issued after bid-IFC drawings)	1	LS	171,202.00	171,202
	Add Rebar for Longer ACP @ Raised Caps in Berms	1	LS	17,810.00	17,810
	RFI 006 Raise Top of Pile at Basin Berm	1	LS	3,251.00	3,251
	ASI 006 Add ACP for Revised Column Location	1	LS	3,595.00	3,595
	884,758

	Form / Place / Finish Pile Caps	1	LS	180,290.00	180,290
	Structural Excavation and Backfill for Pile Caps	1	LS	86,410.00	86,410
	Concrete and Reinforcing for Pile Caps	1	LS	147,673.00	147,673
	RFI 49 Enlarge Podium Grade Beams	1	LS	7,240.00	7,240
	Drill & Epoxy Additional Anchor Bolts	1	LS	19,718.00	19,718
	441,331

	Stockpile Berm and Work around LR Steel	1	LS	41,856.00	41,856
	Excavate Test Hole at Basin for Geo Eng	1	LS	12,986.00	12,986
	Add Fill at Basin Added Ramp	1	LS	12,986.00	12,986
	67,828

SBTL	Division 2 - Subtotal			22.65	1,500,215
	DIVISION 3
	Pump/Place/Finish Concrete SOMD	70,601	SF	1.25	88,251
	Misc. Equipment Pads	1,000	SF	5.50	5,500
	93,751

	Reinforcing Steel Materials (Bars)	168	TONS	763.00	128,184
	Reinforcing Steel Materials (Mesh)	774	SQS	19.40	15,017
	Formsaver Material at Pile Caps	2,028	EA	21.66	43,923
	RFI 49 Enlarge Podium Grade Beams	1	LS	5,462.00	5,462
	192,586

	Reinforcing Installation (Mesh)	774	SQS	11.00	8,514
	Reinforcing Installation (Bars)	168	TONS	295.00	49,560
	58,074
	Ready-mix Materials 3500psi	1,497	CY	88.29	132,170
	Ready-mix Materials 3500 LW	16	CY	112.27	1,796
	133,966
5/25/2011

70 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Crane #2- Liebherr 630	12	MO	22,800.00	273,600
	Crane Foundation: F/P/P/F	1	EA	40,350.00	40,350
	ACP Piles for TC2	1	LS	33,760.00	33,760
	Crane Operators	52	WK	3,800.00	197,448
	Lull Rent	4	MO	2,600.00	10,400
	Lull Fuel & Maint	4	MO	1,000.00	4,000
	Lull Operator	17	WKS	3,800.00	64,600
	Safety Rails @ Podium: Install & Maintain	800	LF	9.40	7,520
	631,678

SBTL	Division 3 - Subtotal			16.76	1,110,056
	DIVISION 4
	Masonry (10′ tall BOH Corridor)	5,580	SF	12.00	66,960
	66,960

	CMU Reinforcing Steel	2	TON	763.00	1,526
	1,526

SBTL	Division 4 - Subtotal			1.03	68,486
	DIVISION 5
	Structural Steel	1,187	TN	2,420.00	2,872,540
	Structural Steel Design Changes per ASI #15	1	LS	238,400.00	238,400
	Structural Steel Mill Order Price Increase	1	LS	54,000.00	54,000
	Store Steel for to Work Stoppage due to Programming Approval	1	LS	12,500.00	12,500
	Move / Re-handle Steel due to Work Stoppage	1	LS	30,000.00	30,000
	Structural Steel Design Changes: (12-28-10 to IFC)	1	LS	352,208.00	352,208
	EPIC Deck Upgrade	1	LS	156,000.00	156,000
	3,715,648

	Area 3 Steel Erection Escalation
	Premium for Steel Erection due to River Level	1	LS	90,000.00	90,000
	Premium for Steel Erection Divers	18	DAYS	2,500.00	45,000
	135,000

	Metal Floor Deck (with above)	37,200	SF	W/ Above
	Metal Roof Deck (with above)	88,100	SF	W/ Above

	Miscellaneous Metals
	Miscellaneous Metals (.75#/SF)	25	TN	4,500.00	111,750
	Rail at Cat Walk	720	LF	110.00	79,200
	Guard Rail at Exit Bridge	1	LS	17,000.00	17,000
	Vessel Perimeter Picket Railing	531	LF	250.00	132,750
	Stair #1	40	RISER	650.00	26,000
	Stair #2	134	RISER	650.00	87,100
	Stair #4	15	RISER	650.00	9,750
	463,550
5/25/2011

71 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	33,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	RTU Privacy Screen
	Support Steel Privacy Screen at Roof (10#/SF)	22	TN	4,000.00	86,180
	Support Steel Privacy Screen at Roof (10#/SF)	14

#A-1	Delete Support Steel Privacy Screen at Roof (10#/SF)	1	ALLOW	(86,180.00)	-86,180
	0

	Ornamental Metals (with Div 9 Buildout)			W/ Div. 9 & 6
	0

SBTL	Division 5 - Subtotal			65.15	4,314,198
	DIVISION 6
	Rough Carpentry	66,222	GSF	1.00	66,222
	Temporary Protection	66,222	GSF	1.50	99,333
	165,555

	Plywood
	TPO Plywood Substrate Deck @ Epideck	16,245	SF	3.50	56,858
	56,858

	Misc BOH Millwork
	Storage 1103 Uppers / Lowers	8	LF	280	2,240
	Office 1104 Uppers / Lowers	8	LF	280	2,240
	Coats 1200 Shelf / Hanging Rod	17	LF	150	2,550
	Men’s Toilet 1125 Vanity	2	LF	200	400
	Women’s Toilet 1126 Vanity	2	LF	200	400
	Diamond Plate Wainscot with 2x6 Top/Bottom	412	SF	25	10,300
	18,130				0
	Promenade / My Choice / Valet				0
	Vestibule	1	LS	22,320	22,320
	Valet Counter / key Unit	1	EA	32,370	32,370
	My Choice Counter / Cabinets	1	EA	33,158	33,158
	Conceirge Desk	1	EA	15,000	15,000
	Storage / Office Upper and Lowers	1	LS	5,158	5,158
	Oil Rubbed Bronze at Header Elev +24 / +44	8,500	SF	47	399,500
#A-13	Delete Oil Rubbed Bronze at Promenade and use bronze chem metal product	1	ALLOW	-246,500	-246,500
	Ornamental Rail at Level 2 Bridge	260	LF	400	104,000
#A-13	Simplify guardrail at Level 2 Promenade Bridge (reduce allowance)	1	ALLOW	-52,000	-52,000
	Trim at Level 2 Bridge	780	LF	25	19,500
	Stylemark Corners	9,120	LF	11	100,320
	Oiled Bronze with deco elements and wood louvers at Fireplace	500	SF	280	140,000

	Bronze beveled mirror with Black Frame at Fireplace	335	SF	508	170,180

					0
	Gold Colored Glass at Fireplace	36	SF	150	5,400
	False Glass Wall System at Restroom Entry	410	SF	137	56,170
	804,576				0
5/25/2011

72 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	2 Meal / Grab N Go				0
	Main Bar at 2 Meal with Glass Counter Top with undermont TV / lower diewall	70	LF	902	63,140
	Back Up Bar with Granite Counter Top at 2 Meal	40	LF	673	26,920
	Bottle Display at Corner	1	EA	10,734	10,734
	POS at Grab N Go	1	EA	6,386	6,386
	Radiused Grab N Go Counter with lower diewall and display case	42	LF	2,310	97,020
	Back Up Bar with Granite Counter Top at Grab N Go	40	LF	335	13,400
	Metal Strapped Columns	3	EA	1,744	5,232
	Wood Plank at Entry with Bronze Filagree	421	SF	26	10,946
	Menu Boards	4	EA	1,240	4,960
	Stylemark Corners	2,320	LF	11	25,520
					0

	Bronze Standing Seam Metal Roof at 2 Meal Entry	1,400	SF	101	141,400
#A-13	Delete Standing Seam Metal Roof at 2 Meal and replace with painted metal roofing	1	ALLOW	-85,400	-85,400
	Bronze Standing Seam Metal Roof at GNG Entry	1,005	SF	101	101,505
#A-13	Delete Standing Seam Metal Roof at GNG and replace with painted metal roofing	1	ALLOW	-61,305	-61,305
	“Hopes” Bronze Storefront at Entry to 2 Meal	160	LF	767	122,720
#A-13	Delete “Hopes” Bronze Storefront at Entry to 2 Meal and replace with standard bronze Aluminum Storefront	1	ALLOW	-74,720	-74,720
	Glazing for “Hopes” Bronze Storefront at Entry to 2 Meal	2,400	SF	83	199,200
#A-13	Glazing for “Hopes” Bronze Storefront at Entry to 2 Meal	1	ALLOW	-139,200	-139,200
	Operable “Garage Doors” at Entry to 2 Meal	3	EA	51,925	155,775
	“Hopes” Bronze Storefront at Entry to Grab N Go	67	LF	798	53,466
#A-13	Delete “Hopes” Bronze Storefront at Entry to Grab N Go and replace with standard bronze Aluminum Storefront	1	ALLOW	-33,366	-33,366
	Red Tinted Glazing for “Hopes” Bronze Storefront at Entry to Grab N Go	1,005	SF	118	118,590

#A-13	Replace Red Glazing for “Hopes” Bronze Storefront at Entry to Grab N Go to red tinited glass	1	ALLOW	-93,465	-93,465
	Red Bronze Mullion Glass Interior Walls (4′ Knee Walls)	60	LF	483	28,980
	Red Bronze Mullion Glass Interior Walls (12′ Full Ht Walls)	45	LF	483	21,735
	720,173				0
5/25/2011

73 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Steakhouse				0
	Host Stand at Entry	1	LS	6,820	6,820
	Curved Bar at Promenade with Glass Bar Top and “waved” bar front	70	LF	1,460	102,200
	Back Up Bar at Curved Bar with Granite Top with stemware display	24	LF	1,576	37,824
	Wine Storage Cabinets w Black Metal Wine Racks and Colored Glass	26	LF	1,413	36.738
	Blackened Wood Plank w Polished St Stl Straps at Wall on “L” line	572	SF	105	60,060
	Black Metal Column Wraps at Main Dining	6	EA	17,468	104,808
#A-13	Change Black Metal Column Wraps (formed) at Main Dining in Steakhouse to drywall wrap wth metal cladding	1	ALLOW	-40,308	-40,308
	Rivots at Columns	1	LS	11,315	11,315
	Black Metal Column Wraps at Private Dining	4	EA	3,798	15,192
	Wood / Glass Doors at RR Stalls	3	EA	1,500	4,500
	Back Walls (6) Banquettes	6	EA	5,890	35,340
	Booth Blockhead	2	EA	6,340	12,680
	Table Low Walls	3	EA	3,090	9,270
	Use of “reclaimed / Local” wood products	1	LS	24,800	24,800
	Vanity and Granite Countertop at Restrooms	28	SF	216	6,048
					0
	Black Metal Tie Back Rods and Trellis	1	LS	260,400	260,400
#A-13	Reduce Size and Design of Trellis System	1	ALLOW	-100,000	-100,000
	Standing Seam Metal Roof Structure at Entry	1	LS	121,483	121,483
#A-13	Change Standing Seam Metal Roof to Paint Grade Metal at Entry	1	ALLOW	-25,000	-25,000
	Scotch Barrel Ceiling at Private Dining	250	SF	126	31,500
	Black Metal Buttress at Ceiling	6	EA	17,722	106,332
#A-13	Change Black Metal Buttresses to Wood	1	ALLOW	-46,332	-46,332
	Black Wood Beam Ceiling Finishes	1	LS	157,403	157,403
	Black Wood Plank / Beam Ceiling at Entry (with above)	358	SF	0	0
	Black Wood Plank Ceiling at Wine Storages (with above)	114	SF	0	0
	Beveled Mirror with Black Frame at Ceilings above booths (with above)	645	SF	0	0
	Blackened Wood Plank w Polished St Stl Straps at Ceiling above Booths, on vertical surface (with above)	540	SF	0	0
	Beams at Fan Pop Ups (with above)	7	EA	0	0

#A-13	Delete Beveled/ Colored Glass Glazing System at Wine Storage and Restroom Wall at Steakhouse (Elev 8 & 9 22.001) and replace with Planked Wood with Pol Stl Straps (sim to 4/22.002)	1	ALLOW	-46,240	-46,240
	Beveled/ Colored Glass Glazing System at Private Dining, Wine Storage and Restroom Wall	140	LF	1,645	230,300
5/25/2011

74 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Decorative Metal Screen at Private Dining	480	SF	77	36,960
	Sliding Doors at Private Dining	4	PR	9,959	39,836
	Swing Door at Private Dining	2	PR	3,991	7,982
	Glazing system with Black Mullions at Steakhouse Façade / Entry	42	LF	1,767	74,214
#A-13	Change Glazing System from Steel to Wood at Exterior	1	ALLOW	-23,814	-23,814
	Glazing system with Black Mullions at Steakhouse Entry	20	LF	1,767	35,340
#A-13	Change Glazing System from Steel to Wood at ENTRY	1	ALLOW	-11,340	-11,340
					0
	Wood Framed Mirror at Restrooms (FFE)	0	EA	0	0
	1,276,311				0

	Public Restrooms (Rm 1166 / 1167 / 1168)				0
	Vanity Apron / Granite Countertop	24	LF	487	11,688
	Crown Moulding	100	LF	40	4,000
	Wall Hung Solid Surface Partitions / Pilasters w Wood Doors	9	EA	5,321	47,889
#A-13	Revised Toilet Partitions to Drywall Front with Louvered Doors	1	ALLOW	-16,389	-16,389
	Urinal Screens	10	EA	117	1,170
	48,358				0

SBTL	Division 6 - Subtotal			46.66	3,089,961
	DIVISION 7

	Low-Rise Flat Roofs (TPO)	1	LS	530,430	530,430
	Promenade SS Roofing over SIPS System	1	LS	531,360	531,360
#A-3	Delete Standing Seam room at Loading Dock	1	ALLOW	(60,140)	-60,140
	1,001,650

	Dampproofing @ EIFS System (with EIFS)	32,584	SF	W/ EIFS
	Waterproofing @ Metal Panel System	8,958	SF	6.15	55,092
	55,092

	Sheet Membrane Dampproofing at Exterior (with EIFS)	1	LS	W/ EIFS
	0

	Thermal Insulation beneath Lvl 53 Slab (open to exterior below)- 2# Foam NONE REQUIRED	45,729	SF	NIC
	Thermal Insulation beneath Lvl 53 Slab at coolers	2,000	SF	6.00	12,000
	12,000

	Exterior Wall Insulation (with Div 9 Framing Sub)			W/ Drywall

	Waterproofing/ Soil Liner @ Planter- D2/LA5.10	2,340	SF	4.00	9,360
	Stainless Steel Liner at Planter (Deleted per PNK)			NIC
	9,360
5/25/2011

75 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Joint Sealants @ EIFS System	32,584	SF	0.50	16,292
	Joint Sealants @ Glazing Perimeter (w/ Glass)	4,150	LF	W/ Glazing
	16,292

	EIFS	20,920	SF	12.75	266,730
	EIFS #2 (Corrugated Metal Look)	11,664	SF	15.00	174,960
	Scaffold for EIFS	1	LS	125,000.00	125,000
	566,690

	Decorative Panels at Tower (Signage by PNK)			NIC
	0

#A-30	Feature Tower Upgrades Allowance	1	ALLOW	100,000.00	100,000
	100,000

	Corrugated Metal Panel System	6,552	SF	15.00	98,280
	Composite Metal Panel at Planter	1,365	SF	28.00	38,220
#A-4	Delete Composite Metal Panel at Planter and replace with corrugated Metal Panel	1	ALLOW	(17,745.00)	-17,745
	Composite Metal Soffit at Steakhouse	362	SF	28.00	10,136
	Metal Fascia at Steakhouse/East Elevation	495	LF	28.00	13,860
	Composite Metal Panel at Steakhouse (Above windows)	647	SF	28.00	18,116
	Column Wraps at Steakhouse	902	SF	28.00	25,256
#A-5	Replace Column Wraps at Steakhouse with EIFS	1	ALLOW	(7,216.00)	-7,216
	178,907

	Equipment Screenwall- 20′ Avg Height	3,144	SF	25.00	78,600
	Equipment Screenwall- 8′ Avg Height	1,165	SF	25.00	29,125
	Equipment Screenwall at 2 Meal	2,700	SF	25.00	67,500
#A-1	Eliminate Privacy/Equipment Screens at Roof of Low Rise (Add paint at Mechanical Equipment, does not include 2 Meal screen)	1	ALLOW	(107,725.00)	-107,725
	67,500

	Planter Screen Wall	6,552	SF	3.00	19,656
	19,656

	Expansion Joints
	EJ1X (Interior Floor)	48	LF	150.00	7,200
	EJ2-S (Exterior Floor)	46	LF	150.00	6,900
	EJ7-FR (Interior Vertical)	24	LF	150.00	3,600
	EJ8-FR (Interior Vertical)	38	LF	150.00	5,700
	EJ10-FR (Roof to Building)	72	LF	150.00	10,800
	EJ14 (Exterior Floor)	120	LF	150.00	18,000
	52,200

	Fireproofing
	Intumescent Coating (None)				0
5/25/2011

76 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Cementitious Fireproofing @ Bottom of Lvl 53 Floor:	59,613	SF	NIC
	SFRM Fireproofing @ Lvl 69 Roof (+13′-6″ BOS)	4,324	SF	2.00	8,648
	SFRM Fireproofing @ Lvl 73 Roof GSF (+17′-9″ BOS)	27,376	SF	2.00	54,752
	SFRM Fireproofing @ Lvl 79 Stkhse Roof- (+23′-6″ BOS)	2,732	SF	2.00	5,464
	SFRM Fireproofing @ Lvl 77 Bridge GSF (+20′-8″ BOS)	3,090	SF	2.00	6,180
	SFRM Fireproofing High Promenade Roof- Area above LvI 77 Bridge only (lowest BOS ~19′-5″ AFF)	3,090	SF	2.00	6,180
	SFRM Fireproofing at remainder of High Promenade Roof assumed not required- (Lowest BOS ~45′-5″ AFF)	19,800	SF	—	0
	Additional Mobilizations	3	EA	2,000.00	6,000
	87,224

SBTL	Division 7 - Subtotal			32.72	2,166,571
	DIVISION 8
	Hollow Metal Frames: 3o 7o Interior	30	EA	95.92	2,878
	Hollow Metal Frames: 6o 7o Interior	14	EA	100.28	1,404
	Hollow Metal Frames: 3o 7o Exterior	7	EA	95.92	671
	Hollow Metal Frames: 6o 7o Exterior	18	EA	100.28	1,805

	Hollow Metal Doors: 3o 7o Interior	30	LVS	231.08	6,932
	Hollow Metal Doors: 6o 7o PR Interior	28	LVS	231.08	6,470
	Hollow Metal Doors: 3o 7o Exterior	7	LVS	231.08	1,618
	Hollow Metal Doors: 6o 7o PR Exterior	36	LVS	231.08	8,319
	30,097

	Standard Hardware @ HM Doors	101	SETS	286.17	28,903
	Add for Electrified Security Hardware (F & I by Security Contractor)	21	SETS	—	0
	28,903

	Wood Doors- Custom @ FOH- 3o 7o	4	LVS	1,000.00	4,000
	Wood Doors- Custom @ FOH- 6o 7o PR	8	LVS	1,000.00	8,000
	Wood Doors- Custom @- 3o 7o Bi-fold	4	EA	2,000.00	8,000
	Wood Doors- Custom @- 6o 7o Bi-fold	4	EA	2,000.00	8,000
	28,000

	Custom Hardware @ FOH Doors	20	SETS	500.00	10,000
	10,000

	Unload/Distribute Doors	121	EA	17.00	2,057
	Hang Doors	121	EA	65.00	7,865
	9,922

	Install Hardware	121	EA	100.00	12,100
	12,100
5/25/2011

77 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH	26,463.00
BOH	39,759.00
GSF	66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Overhead Doors
	OH Doors at Loading Dock	2	EA	7,500.00	15,000
	15,000

	Wood Doors- Garage Type @ 2-Meal 8-6x11-6 (WITH MILLWORK)	3	EA		W/ Millwork

	Glass Rail @ Bridge Promenade Balcony (NONE)	250	LF		0
	0

	Skylight at Atrium (NONE)	0	SF		0
	0

	Glass & Glazing
	Type ‘A’ Ext Storefront	431	SF	65.00	28,015
	Type ‘B’ Ext Storefront	134	SF	65.00	8,710
	Type ‘C’ Ext Storefront	136	SF	65.00	8,840
	Type ‘CC’ Ext Storefront	497	SF	65.00	32,305
	Type ‘D’ Ext Curtainwall	1,319	SF	65.00	85,735
	Type ‘DD’ Ext Storefront	276	SF	65.00	17,940
	Type ‘E’ Ext Curtainwall	90	SF	65.00	5,850
	Type ‘F’ Ext Storefront	314	SF	65.00	20,410
	Type ‘FF’ Ext Curtainwall	500	SF	65.00	32,500
	Type ‘G’ Ext Storefront	90	SF	65.00	5,850
	Type ‘GG’ Ext Curtainwall	764	SF	65.00	49,660
	Type ‘H’ Ext Storefront	370	SF	65.00	24,050
	Type ‘HH’ Ext Storefront	604	SF	65.00	39,260
	Type ‘I’ Ext Storefront	493	SF	65.00	32,045
	Type ‘II’ Ext Storefront	382	SF	65.00	24,830
	Type ‘M’ Ext Storefront	209	SF	65.00	13,585
	Type ‘N’ Ext Storefront	393	SF	65.00	25,545
	Type ‘NN’ Ext Storefront	570	SF	65.00	37,050
	Type ‘O’ Ext Storefront	413	SF	65.00	26,845
	Type ‘P’ Ext Storefront	225	SF	65.00	14,625
	Type ‘Q’ Ext Storefront	1,488	SF	65.00	96,720
	Type ‘R’ Ext Storefront	392	SF	65.00	25,480
	655,850
	Exterior Doors- Alum Storefront 3o x 7o	2	LVS	4,250.00	8,500
	Exterior Doors- Alum Storefront 6o x 7o PR	6	LVS	4,250.00	25,500
	Exterior Doors- Alum Storefront 8o x 7o PR	4	LVS	4,250.00	17,000

	Exterior Doors- Alum Storefront 3o x 7o FIRE RATED	10	LVS	7,500.00	75,000
	126,000

	Storefront: Entry & Vestibule (Doors with Bridge)		SF		0
	0

	Misc. Interior Glazing	26,463	SF	0.10	2,646
	Storefront: Retail: Assume 12′ x 10′ DELETED	1	EA	NIC
	2,646
5/25/2011

78 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH 26,463.00
BOH 39,759.00
GSF 66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Clean Exterior Glass	10,090	SF	0.50	5,045
	5,045

	Louver- Type ‘J’	896	SF	35.00	31,360
	Louver- Type ‘JJ’	385	SF	35.00	13,475
	Louver- Type ‘KK’	245	SF	35.00	8,575
	53,410

SBTL	Division 8 — Subtotal			14.75	976,973
	DIVISION 9
	Exterior Framing	34,495	SF	12.00	413,940
	Drywall (Interior)	66,222	GSF	11.00	728,442
	Upgrade Framing/Structural Steel at Promenade Fireplace Stone (5#/sf)	1	TNS	2,800	3,290
	1,145,672

	Promenade / My Choice / Valet
	Tile / Stone Surfaces	1	LS	753,952	753,952
#A-14	Reduce scope of stone pilasters in Promenade and replace with resin panel or chem metal	1	ALLOW	-200,000	-200,000
	Stone with divider strips and granite base at Promenade Columns up to Elev 44, includes decorative capital	9	EA	0	0
	Stone Base (North Wall only)	220	LF	0	0
	24"x24" Stone	2,530	SF	0	0
	24"x24" Stone at Level 2 Bridge	1,200	SF	0	0
	4"x4" Ceramic Tile at Steakhouse Bar	400	SF	0	0
	4"x4" Ceramic Tile at Grab N Go	88	SF	0	0
	Wood Plank Tile	1,942	SF	0	0
	Wood Plank Tile at Level 2 Bridge	1,000	SF	0	0
	Stone at Fireplace	470	SF	0	0
	Hearth at Fireplace	80	SF	107	8,560
					0
	Carpet Installation	1	LS	22,045	22,045
	Carpet Install, F&I Pad	902	SY	0	0
	Carpet Install, F&I Pad at Level 2 Bridge	98	SY	0	0
	Carpet at Stair	1	LS	0	0
	584,557
	2 Meal / Grab N Go
	ACT Ceiling above Plank Ceiling (with Drywall)	4,643	SF	0	0
	Linear Wood Plank Ceiling	2,457	SF	15	36,855
					0
	Tile / Stone Surfaces	1	LS	148,599	148,599
	Subway Tiles	408	SF	0	0
	Brick Walls	2,688	SF	0	0
	Brick at Entry Header (Wrapped Beam)	950	SF	0	0
	Limestone at Header Soffit	285	SF	0	0
	Concrete Tile w Image frames at wall / Bar Fronts	414	SF	0	0
	Wood Plank Tiles	2,289	SF	0	0
					0
	3/8” Stained Concrete	2,543	SF	12	30,516
5/25/2011

79 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH 26,463.00
BOH 39,759.00
GSF 66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Epoxy Floor behind Bar	973	SF	12	11,676
	227,646

	Steakhouse
	Tile / Stone Surfaces	1	LS	88,992	88,992
	Tile Floor at Restroom	264	SF	0	0
	Tile Wall at Restroom	1,206	SF	0	0
	Tile Ceiling at Restroom	264	SF	0	0
	Stone Base	85	LF	0	0
					0
	Carpet Install / Wood Flooring	1	LS	36,818	36,818
	Wood Plank Flooring	1,674	SF	0	0
	Wood Plank Flooring at Walls	220	SF	0	0
	Carpet Install, F&l Pad	181	SY	0	0
	125,810

	Public Restrooms (Rm 1166 / 1167 / 1168)
	Tile Surfaces	1	LS	56,241	56,241
	Tile Floor	715	SF	0	0
	Tile Wall Wainscot (6' 6")	585	SF	0	0
#A-10	Utilize epoxy blend grout ILO Epoxy Grout at Public/BOH Restrooms	1	ALLOW	(8,971.00)	-8,971
	56,241

	BOH Finishes
	FRP at Kitchens (Full Height)	10,770	SF	5.00	53,850
	Washable Ceiling Tiles at Kitchen	10,878	SF	3.00	32,634
	86,484

	Install Carpet (direct glue)	119	SY	4.70	558
	Vinyl Base	3,237	LF	1.00	3,237
	VCT	5,273	SF	3.50	18,457
	22,252

	Tile Floor at BOH Restrooms	270	SF	8.00	2,160
	Wainscot Wall Tile at BOH Restrooms	412	SF	12.00	4,944
	7,104

	Stonhard Flooring at Kitchens / Bars	12,376	SF	12.00	148,513
	Sealed Concrete	2,420	SF	0.75	1,815
	150,328
	Paint and Wallcovering at BOH	39,759	GSF	3.00	119,277
	Paint and Wallcovering at PUBLIC	26,463	GSF	5.00	132,315
	Paint Exposed Promenade Deck	16,245	SF	2.00	32,490
	Paint at Exposed Ductwork in 2 Meal	4,643	SF	3.00	13,929
	Touch-Up Exposed Promenade Trusses	16,245	SF	1.50	24,368
#A-1	Paint Rooftop Mechanical Equipment where Privacy Screens were deleted	4	ALLOW	5,000.00	20,000
	342,379

	Final Clean	66,222	GSF	0.35	23,178
	23,178
5/25/2011

80 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH 26,463.00
BOH 39,759.00
GSF 66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Architectural Microtopping at Balcony Walk (At Steakhouse)	3,055	SF	8.00	24,440
	24,440

SBTL	Division 9 — Subtotal			42.09	2,787,120
	DIVISION 10
	Public Area Grab Bar- 36"	5	EA	38.60	193
	Public Area Grab Bar- 42"	9	EA	42.48	382
	Public Area Paper Towel / Trash Receptacle	5	EA	272.50	1,363
	Public Area Sanitary Napkin Disp	2	EA	381.50	763
	Public Area Soap Dispenser	10	EA	45.78	458
	Public Area Toilet Paper Disp	13	EA	49.05	638
	Public Area Toilet Seat Cover Disp	13	EA	207.10	2,692
	Public Area Vanity Mirrors- FFE	10	EA		0

	BOH Grab Bar- 36"	2	EA	32.70	65
	BOH Grab Bar- 42"	2	EA	35.00	70
	BOH Janitor Accessories/ Mop Hook	1	EA	50.00	50
	BOH Paper Towel/ Trash Receptacle	2	EA	381.50	763
	BOH Sanitary Napkin Disp	1	EA	45.78	46
	BOH Soap Dispenser	2	EA	49.05	98
	BOH Toilet Paper Disp	3	EA	49.05	147
	BOH Toilet Seat Cover Disp	3	EA	207.10	621
	BOH Framed Mirrors	2	EA	100.00	200
	8,549

	Toilet & Bath Accessories Installation	85	EA	20.00	1,700
	1,700

	Toilet Partitions at Public Area Restrooms (with millwork)	17	EA		W/ Millwork
	Urinal Screens at Public Area Restrooms (with millwork)	3	EA		W/ Millwork

	Public Area Toilet Compartments- ADA (with Millwork)	2	EA		W/ Millwork
	Public Area Toilet Compartments- Standard (with Millwork)	7	EA		W/ Millwork
	Public Area Urinal Screen (with Millwork)	2	EA		W/ Millwork

	BOH Toilet Compartments- ADA	2	EA	1,600.00	3,200
	BOH Toilet Compartments- Standard	1	EA	1,500.00	1,500
	BOH Urinal Screen	1	EA	750.00	750
	5,450
5/25/2011

81 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH 26,463.00
BOH 39,759.00
GSF 66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Way Finding Graphics (Code required)	66,222	GSF	0.75	49,667

#A-27	Delete Way Finding Graphics (Code required) OFOI	1	ALLOW	(49,667.00)	-49,667
	-1

	Specialty Signage (OFOI)			NIC
	0

SBTL	Division 10 — Subtotal			0.24	15,699
	DIVISION 11 EQUIPMENT

	Fireplace at Promenade (includes box and block	1	EA	40,000.00	40,000
	40,000

	MechoShades at 2 Meal (2ea 8' x 16', 2ea 16' x 16")	768	SF	10	7,680
	Mecho Shade at Steakhouse Exterior Windows	1,408	SF	10	14,080
	21,760

	KITCHEN EQUIPMENT: Allowance
#A-33	Kitchen Equipment	1	ALLOW	2,831,950.00	2,831,950
#A-33	Beverage Conduit: Allowance	500	LF	80.00	40,000
	2,871,950

	Walk-In Cooler/Freezer Slabs
	Styrofoam (Assume 2,000 SF) — no depressions	2,000	SF	—	0
	Topping Slab (Assume 2,000 SF) — no depressions	2,000	SF	—	0
	0

	Loading Dock Equip (with Casino)
	0

SBTL	Division 11 — Subtotal			44.30	2,933,710
	DIVISION 12 FURNISHINGS
	Furnishings: OFOI

SBTL	Division 12 — Subtotal			—	0
	DIVISION 13 SPECIAL CONSTRUCTION

SBTL	Division 13 — Subtotal			—	0
	DIVISION 14
	Conveying Systems: Freight — CS-1/CS-2	1	LS	286,092.00	286,092
	286,092

#A-40	Hoistway Working Platforms	2	ALLOW	2,500.00	5,000

SBTL	Division 14 — Subtotal			4.40	291,092
5/25/2011

82 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH 26,463.00
BOH 39,759.00
GSF 66,222.00
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 15
	Mechanical — GMP	1	LS	3,097,287.00	3,097,287
	Extended General Conditions thru 5/31/2012	1	LS	46,459.31	46,459
#A-48	Modify hot water design scheme to incorporate a single 140 degree hot water loop with local point of use water mixing valves to provide 120 degree domestic hot water	1	ALLOW	(50,000.00)	-50,000
	Mechanical Systems	66,222	SF		w/Mech GMP
	3,097,287

	Mechanical Tie-In’s: CW/CHR/SS/Domestic	w/ Vessel	EA

#A-46	Sanitary Lift Station & Pumps at Catwalk	1	ALLOW	225,000.00	225,000
	225,000

	Fire Protection	66,222	SF	2.87	190,057
	190,057

	BAS	26,463	SF		w/Mech GMP

SBTL	Division 15 — Subtotal			52.99	3,508,803
	DIVISION 16
	Electrical GMP	1	LS	3,464,356.00	3,464,356
	Extended General Conditions thru 5/31/2012	1	LS	51,965.34	51,965
#A-52	Reduce Light Fixture Package by Providing Alternate Fixture Manufactures	1	ALLOW	(350,000.00)	-350,000
	Electrical	66,222	SF		w/Elect. GMP
	3,464,356

	Fire Alarm	66,222	SF		w/EIect. GMP

	Specialty Lighting: Promenade Public Areas	26,463	SF	10.00	264,630
#A-56	Reduce Specialty Lighting — ALLOWANCE	1	ALLOW	(132,315.00)	-132,315
	264,630

	Low Voltage: Allowance
#A-59	FOH & BOH Surv./Security: No Equipment	66,222	SF	2.00	132,444
	132,444

#A-57	Communication/Data: No Devices/ Equipment	66,222	SF	1.50	99,333
	99,333

#A-58	AV/Sound	66,222	SF	2.00	132,444
	132,444
	(No Theatrical or Performance Sound Systems)

SBTL	Division 16 — Subtotal			55.31	3,662,857

	TOTAL COST			399.05	26,425,740
5/25/2011

83 of 93

BATON ROUGE CASINO FIXED CASINO, LOW RISE

FOH 26,463.00
BOH 39,759.00
GSF 66,222.00
GMP 04-21-5011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Cost of Work Subtotal				$26,425,740

	Sub Guard @ 1.25%				$330,322
	General Conditions (5.25%)				$1,382,701
	Extended General Conditions through May 31, 2012				$53,249
	Building Permit (Cost of Work times .0022)				$58,137
	General Liability Insurance (Cost of Work times .008)				$211,406
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$5,285
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$28,466,840
	MCC Fee @ 3.25%				$925,172

	Project Total				$29,392,012
	MCC Contingency @ 5% times Cost of Work			5.00%	$1,321,287
	Area Total				$30,713,299
			$/SF		463.79
5/25/2011

84 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO SKYBRIDGE

Bridge 6,351
Porte Cochere 9,329
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Division 2 — Sitework:
	Earthwork
	Pile Inspections, Oversight, Testing (By Owner)			NIC

	Earthwork
	Excavation and Backfill	1	LS	7,500.00	7,500
	7,500

SBTL	Division 2 — Subtotal				7,500
	DIVISION 3
	Place and Finish: L1 6" Lightweight SOMD	6,961	SF	1.25	8,701
	Spread Footings	740	SF	25.00	18,500
	Stamped Concrete at Porte Cochere	17,600	SF	13.00	228,800
	256,001

	Rebar Material	5	TN	763.00	3,815
	Mesh	61	SQS	19.40	1,184
	4,999

	Install Rebar Material (Bars)	5	TN	295.00	1,475
	Install Rebar Material (Mesh)	61	SQS	11.00	671
	2,146

	Lightweight	129	CY	136.25	17,564
	17,564

SBTL	Division 3 — Subtotal				280,709
	DIVISION 4
	Masonry				0

SBTL	Division 4 — Subtotal				0
	DIVISION 5
	Structural Steel at Walkway/Porte Cochere	322	TONS	3,705.00	1,193,010
	1,193,010

	Ornamental Metals (W/ Finish Allowance)			W/ Div. 6 & 9
	0
SBTL	Division 5 — Subtotal				1,193,010
	DIVISION 6
	Rough Carpentry at Walkway	6,351	SF	1.25	7,939
	Rough Carpentry at Porte Cochere	9,329	SF	1.25	11,661
	Temporary Protection: Walkway	6,351	SF	1.00	6,351
	25,951

	Plywood
	TPO Plywood Substrate Deck @ Epideck	5,600	SF	3.50	19,600
	19,600

SBTL	Division 6 — Subtotal				45,551
5/25/2011

85 of 93

BATON ROUGE CASINO SKYBRIDGE

Bridge 6,351
Porte Cochere 9,329
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 7
	Roofing: Porte Cochere — Standing Seam	1	LS	Incl. below
	Standing Seam Roof over SIPS System	1	LS	393,280	393,280
	393,280

	Aluminum Panels at Vestibule Soffit	4,000	SF	25	100,000
	Aluminum Panels at Slab Line	1,628	SF	25	40,700
	Metal Panels at Porte Cochere Soffit (Simplex System, Includes Back Up Framing)	9,329	SF	26.00	242,554
	383,254

	Caulking & Sealants	15,680	SF	0.75	11,760
	11,760

	Cementitious Sprayed on Fireproofing: Walkway:	6,351	SF	3.00	19,053
	Sprayed on Fireproofing: Porte Cochere	9,329	SF	NIC

	Cementitious (?) Fireproofing @ Lvl 53 (BOS Varies from Grade) — Not Required	3,032	SF	NIC
	SFRM Fireproofing @ Lvl 77 Vestibules (+22'-8" BOS) — Not Required	3,050	SF	NIC
	SFRM Fireproofing @ Lvl 77 Bridge/ Porte Cochere Areas- Open to Exterior Below (+22'-8" BOS) — Not Required	12,123	SF	NIC
	19,053

	Expansion Joints
	EJ1X-S (Floor Joint- Lvl 1 Casino to Vestibule)	115	LF	150.00	17,250
	EJ1X-FRS (Floor Joint- Lvl 1 Casino to Tower)	62	LF	150.00	9,300
	EJ2-S (Floor Joint @ Vestibule Doors)	100	LF	150.00	15,000
	EJ6-S (Exterior Vertical)	200	LF	150.00	30,000
	EJ8-FRS (Exterior Vertical @ Curtainwall)	100	LF	150.00	15,000
	EJ9-FRS (Low Roof to Adjacent Bldg)	150	LF	150.00	22,500
	EJ11-S (Low SS Mtl Roof)	170	LF	150.00	25,500
	EJ11-FRS (High SS Mtl Roof)	110	LF	150.00	16,500
	EJ13-S (Curtainwall to Low Roof)	860	LF	150.00	129,000
	EJ15-FRS (Floor Joint @ Tower Vestibule)	20	LF	150.00	3,000
	EJ16-FRS (Floor Joint @ Tower Vestibule)	20	LF	150.00	3,000
	286,050
SBTL	Division 7 — Subtotal				1,093,397
	DIVISION 8
	Exterior Doors- Alum Storefront 6o x 7o PR	18	LVS	4,250.00	76,500
	76,500

	Exterior Storefront @ Lvl 77	5,762	SF	65.00	374,530
	Exterior Storefront @ Vestibules (Elev 53)	4,248	SF	65.00	276,120
	650,650

	Fixed Airfoil Louvers @ Lvl 77	5,762	SF	46.45	267,645
#A-7	Reduce Airfoil by 2/3 at Ped Bridge	1	ALLOW	(167,600.00)	-167,600
	100,045
SBTL	Division 8 — Subtotal				827,195
5/25/2011

86 of 93

BATON ROUGE CASINO SKYBRIDGE

Bridge 6,351
Porte Cochere 9,329
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	DIVISION 9
	Drywall	6,351	SF	7.00	44,457
	44,457

	Tile Border at Walkway	1,130	SF	19.00	21,470
	Tile Wainscot at Walkway	1,816	SF	35.00	63,560
	85,030

	Carpet Install (includes purchase of pad) at Walkway	1	LS	9,848.40	9,848
	9,848

	Finishes at Porte Cochere (not including ceiling)	9,329	SF		0
	Column Wraps	8	EA	8,000.00	64,000
	False Beam Wraps (NONE)				0
	Fascia Wrap at Floor Line (With Div 7 Metals)				0
	64,000

	Paint at Walkway	6,351	SF	3.00	19,053
	Paint Exposed Epic Deck (Factory prime painted only.)	5,600	SF	2.00	11,200
	Paint Structural Steel (High Performance Coating)	1	LS	90,000.00	90,000
	120,253

	Final Clean	1	LS	10,000.00	10,000
	10,000

SBTL	Division 9 — Subtotal				333,588
	DIVISION 10
	Specialties — Walkway	6,351	SF		0
	Specialties — Porte Cochere	9,329	SF		0
	FEC	2	EA	150.00	300
	300

	Won Door @ Connector: (2) 15'W x 9'-6" H (with bridge)	285	SF	130.00	37,050
	Won Door @ Connector: (2) 15'W x 19' H (with bridge)	570	SF	130.00	74,100
	111,150

	Way Finding/Graphics — Walkway (Code Required)	6,351	SF	1.00	6,351
#A-28	Delete Way Finding/Graphics — Walkway (Code Required) OFOI	1	ALLOW	(6,351.00)	-6,351
	Way Finding/Graphics — Porte Cochere (Code Required)	9,329	SF	—	0
	0

SBTL	Division 10 — Subtotal				111,450
	DIVISION 11 EQUIPMENT
	Install OFCI TV Brackets	12	EA	40.00	480
5/25/2011

87 of 93

BATON ROUGE CASINO SKYBRIDGE

Bridge 6,351
Porte Cochere 9,329
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
SBTL	Division 11 — Subtotal				480
	DIVISION 12 FURNISHINGS
	Furnishings: OFOI			NIC

SBTL	Division 12 — Subtotal				0
	DIVISION 13 SPECIAL CONSTRUCTION

SBTL	Division 13 — Subtotal				0
	DIVISION 14
	Conveying Systems: Passenger — CP-1	1	LS	95,626.00	95,626
	Escalators — EC-1 & EC-2	1	LS	247,614.00	247,614
	343,240

#A-44	Conveying Systems: Passenger Cabs Finish	1	ALLOW	15,000.00	15,000
	15,000

	Interior Elevator Operator	17	WK	1,500.00	25,500
	25,500
SBTL	Division 14 — Subtotal				383,740
	DIVISION 15
	HVACs/Plumbing — GMP	1	LS	165,504.00	165,504
	Extended General Conditions thru 5/31/2012	1	LS	1,655.04	1,655
	Plumbing at Walkway	6,351	SF		w/ Mech GMP
	Plumbing at Porte Cochere	9,329	LS		w/ Mech GMP
	HVAC at Walkway	6,351	LS		w/ Mech GMP
	HVAC at Porte Cochere	9,329	LS		w/ Mech GMP
	167,159

	Fire Protection at Walkway	6,351	SF	2.00	12,702
	Fire Protection at Porte Cochere (Dry System)	9,329	SF	2.50	23,323
	36,025

SBTL	Division 15 — Subtotal				203,184
	DIVISION 16
	Electrical GMP	1	LS	141,425.00	141,425
	Extended General Conditions thru 5/31/2012	1	LS	1,414.25	1,414
	Electrical at Walkway	6,351	SF	26.20	w/ Elect. GMP
	Electrical at Porte Cochere	9,329	SF	18.00	w/ Elect. GMP
	142,839

	Fire Alarm at Walkway	6,351	SF	1.50	w/ Elect. GMP
	Fire Alarm at Porte Cochere	9,329	SF	1.50	w/ Elect. GMP
	0

	Low Voltage: Allowance
#A-59	Ped. Bridge Surveillance/Security: No Equip.	6,351	SF	3.00	19,053
#A-59	Porte Cochere Surveillance/Security: No Equip.	9,329	SF	3.00	27,987
	47,040
5/25/2011

88 of 93

BATON ROUGE CASINO SKYBRIDGE

Bridge 6,351
Porte Cochere 9,329
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

#A-57	Ped. Bridge Comm./Data: No Devices/ Equip.	6,351	SF	2.00	12,702
#A-57	Porte Cochere Comm./Data: No Devices/Equip.	9,329	SF	2.00	18,658
	31,360

#A-58	Ped. Bridge AV/Sound	6,351	SF	5.00	31,755
#A-58	Porte Cochere AV/Sound	9,329	SF	5.00	46,645
	78,400

SBTL	Division 16 — Subtotal			47.18	299,639

	TOTAL COST			752.55	4,779,443

	Cost of Work Subtotal				$4,779,443

	Sub Guard @ 1.25%				$59,743
	General Conditions (5.25%)				$252,715
	Extended General Conditions through May 31, 2012				$11,185
	Building Permit (Cost of Work times .0022)				$10,515
	General Liability Insurance (Cost of Work times .008)				$38,236
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$956
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$5,152,793
	MCC Fee @ 3.25%				$167,466

	Project Total				$5,320,259
	MCC Contingency @ 6% times Cost of Work			6.00%	$286,767
	Area Total				$5,607,025
			$/SF		882.86
5/25/2011

89 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO FIXED CASINO, MODEL ROOM
GSF
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Clear & Grub Site	1	LS	10,301.00	10,301
	Fabric and Stone	3,413	SY	23.60	80,547
	Fencing	1	LS	9,180.00	9,180
	Temporary Utilities (Entergy) (BY OWNER)	1	LS		—
	Hook up Electrical at Metal Building Complex	1	LS	31,000.00	31,000
	Hook up Plumbing at Metal Building Complex	1	LS	3,500.00	3,500

	Structural Slab (with metal building)				—
	Metal Building Slab	1	LS	35,000.00	35,000
	Metal Building	1	LS	31,000.00	31,000
	Drywall / EIFS	1	LS	9,891.00	9,891
	Painting	1	LS	4,990.00	4,990
	Glass Shower Enclosure	1	LS	2,590.00	2,590
	Tile & Wood Flooring	1	LS	13,400.00	13,400
	Carpet	1	LS	1,405.00	1,405
	Millwork	1	LS	7,861.00	7,861
	Doors & Hardware	1	LS	5,355.00	5,355
	Bathroom Accessories	1	LS	3,005.00	3,005
	Mechanical (with GMP)	0	LS		W/ Mech. GMP
	Electrical (with GMP)	0	LS		W/ Elec. GMP
	Glass & Glazing	168	SF	75.00	12,600

	Install Owner FF&E	1	LS	2,500.00	2,500
	Final Clean	1	LS	1,000.00	1,000

	TOTAL COSTS				265,125
5/25/2011

90 of 93

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Cost of Work Subtotal				$265,125

	Sub Guard @ 1.25%				$3,314
	General Conditions (5.25%)				$14,025
	Extended General Conditions through May 31, 2012				$623
	Building Permit (Cost of Work times .0022)				$583
	General Liability Insurance (Cost of Work times .008)				$2,121
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$53
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$285,844
	MCC Fee @ 3.25%				$9,290

	Project Total				$295,134
	MCC Contingency @ 6% times Cost of Work			6.00%	$15,907
	Area Total				$311,042
5/25/2011

91 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO FIXED CASINO, EMPLOYEE COVERED WALKWAY

GSF 7,500
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost
	Employee Walkway @ Levee: Assumed 750' Long x 10' Wide
#A-35	Erosion Control	1,500	LF	$2.50	3,750
#A-35	Strip Topsoil & Stockpile	208	CY	$18.00	3,750
#A-35	Import Select Fill	1,042	TMCY	$24.00	25,000
#A-35	Premium for Working on Levee	1,042	TMCY	$5.00	5,208
#A-35					0
#A-35	Structural SOG: F/R/P/P/F	7,500	SF	$15.00	112,500
#A-35	Structural Steel Framing @ 6#/SF	23	TONS	$4,500.00	101,250
#A-35	Walkway Railings		LF		0
#A-35	Walkway Metal Stud Prefabricated Trusses	7,500	SF	$4.00	30,000
#A-35	Standing Seam Metal Roofing @ Ext Walkways	1	LS	$233,456	233,456
#A-35	Plywood Sub-Roof	7,500	SF	$3.00	22,500
#A-35	Plaster Soffit (NONE — exposed)	7,500	SF		0
#A-35	Painting	7,500	SF	$3.00	22,500
#A-35	Electrical: Lighting	7,500	SF	$4.00	30,000
#A-35	Low Voltage — Security / Surveillance	7,500	SF	$3.00	22,500
#A-35	Low Voltage — Data / Communication	7,500	SF	$2.00	15,000
#A-35	Low Voltage — A/V	7,500	SF	$3.00	22,500
	589,914	78.66
A-35	Delete Walkway and leave SOG with $30/Sf prefab walkway structure	1.00	ALLOW	$(411,416.00)	-411,416

	TOTAL COST			31.80	238,498

	Cost of Work Subtotal				$238,498

	Sub Guard @ 1.25%				$2,981
	General Conditions (5.25%)				$13,116
	Extended General Conditions through May 31, 2012				$536
	Building Permit (Cost of Work times .0022)				$525
	General Liability Insurance (Cost of Work times .008)				$1,908
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$48
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$257,612
	MCC Fee @ 3.25%				$8,372

	Project Total				$265,984
	MCC Contingency @ 10% times Cost of Work			10.00%	$23,850
	Area Total				$289,834
5/25/2011

92 of 93

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO FIXED CASINO, PUBLIC PARKING COVERED WALKWAY

GSF 6,000
GMP 04-21-2011 (WITH VE INCLUDED);
REVISED 05/02/11

Sys.
Code	Description	Qty	U of M	Unit Cost	Activity Cost

	Dry Side Guest Parking Covered Walkway: assumed 600' Long x 10' Wide)
#A-34	Import Select Fill	556	TMCY	$24.00	13,333
#A-34	Structural SOG: F/R/P/P/F	6,000	SF	$15.00	90,000
#A-34	Walkway Railings		LF		0
#A-34	Structural Steel Framing @ 6#/SF	18	TONS	$4,500.00	81,000
#A-34	Walkway Metal Stud Prefabricated Trusses	6,000	SF	$4.00	24,000
#A-34	Standing Seam Metal Roofing @ Ext Walkways	6,000	LS	$31	186,000
#A-34	Plywood Sub-Roof	6,000	SF	$3.00	18,000
#A-34	Plaster Soffit (NONE — exposed)	6,000	SF		0
#A-34	Painting	6,000	SF	$3.00	18,000
#A-34	Electrical: Lighting	6,000	SF	$4.00	24,000
#A-34	Low Voltage — Security / Surveillance	6,000	SF	$3.00	18,000
#A-34	Low Voltage — Data / Communication	6,000	SF	$2.00	12,000
#A-34	Low Voltage — A/V	6,000	SF	$3.00	18,000
	502,333	83.72			0

	Value Engineering Item #122
#A-34	Delete Canopy	1.00	LS	$(502,333.00)	-502,333
					0
	TOTAL COST				0

	Cost of Work Subtotal				$0

	Sub Guard @ 1.25%				$0
	General Conditions (5.25%)				$—
	Building Permit (Cost of Work times .0022)				$0
	General Liability Insurance (Cost of Work times .008)				$0
	Builders Risk Insurance (By Owner)				$—
	LA. Sales Tax Bond & City Bond (Cost of Work times .0002)				$0
	MCC P & P Bond Premium (Not Required)				$—

	Project Subtotal				$0
	MCC Fee @ 3.25%				$0

	Project Total				$0
	MCC Contingency @ 10% times Cost of Work			10.00%	$0
	Area Total				$0
5/25/2011

93 of 93

EXHIBIT A
Description of Site
SEE AGREEMENT FOR “EXHIBIT A”

EXH’ T [ E RECE PT OF USACOE PERMT (Or g Su m ss on) J HO Y A 0N .P STAF.TCONS C NTP N.T.P. START CONSTRUCT ON 0 Zv n A 17 UN10 A P KTST a TOHa. L R VER PROJECT START DELA Y DUE TOH GH R VER 2£ UAJM T _____ U oumun [HEXCAVRESTRCTON 1 SWOFLEVEÊ RWER > 13’ R V R2 EXCAV RESTR CT ON 1 60ff OF LEVEE R VER +13’ 1 0 13MAR11A 11APR11 A CWRESm ™.3WOF flS R t r S VER3 EXCAV RESTR CT ON 300’ OF LEVEE R VER +1 V 1 £9 13MAR11 A 16JUN11 CAS NO CAS NO/ AS N CONSTRUCT ON (HAMMOCK) 546’ 341 ‘ 17AUG10 A 31MAY12 _____ m H0AD CONSTRUCT ON (HAMUOCK) RR TJ R VER RCAD CONSTRUCT ON (HAMVCCK) 210J 77’ 10NOV10A 20JUL11 ARKNO.GARAGE HAMNK.OO GARAGE PARK NG GARAGE (HAMMOCK) 371 276 29DEC10 A 15MAR12 HOTEL coNSTRUCTlot W T HOTEL CONSTRUCT ON (HAMMOCK) 434 286 ‘ 12JAN11 A 30MAY12 . CENTRALF TCONSTRUCT (HMMOCK) CPLANT CENTRAL PLANT CONSTRUCT ON (HAMMOCK) J73 _J5; 10FE 11 A 01SEP11 M FTORT SERV S ES CONSTRL C r ON (HAMMOCK SUPPORT SUPPORT SERV CES CONSTRUCT ON (HAmOCK) 240; J3 1QFE 11 A 19NOV11 Hm m PARKLOT PARK NG LOT CONSTRUCT ON (HAMMOCK) 164J; 164’ 17MAY11 30NOV11 \ LEVATOHS;ESCALATOR ELEVATORS E LEVAT ORS / ESCALATORS (HAMMOCK) 1 9’ 139 03OCT11 21MAY12 Wr COOPERAT VE ENDEAVOR AGREEMENT (CEA) 6 0 10DEC1OA m fmmm Mmmrvm RRPERM T RECE VE R VER ROAD LADOTD PERM T 0 l DÊC FKCMR L ™. . 1 RG LAUNCH& EG NTEST NGOF ARGEA 5 18FE 11 A AUNÇR TEST.GOF AHOEA _Tl rr2 . T.. . n n n Hoecm T OLAUNCH& EG N ÉST NGOF ARGE ARGE LAUNCH & EG N T EST NGOF ARGE 0 0 19FE 11 A v o nm u j 2 . . n no..A ru 1 n O LAUNCH S EGH TESTtJGOP ARGEC ARGEC LAUNCH& EG NT EST NGOF ARGE C 0 0 08M0.R11 A v . . T 7 TJV ‘a n H n O DEL VERCASNO ARGE(SocfonA) 13 DEL VERCAS NO ARGE S onA 0 0 14M4R11 A HOT ™ ™ HTLFNDPERM RECE VE HOTEL FOUNDAT ONPERM T 0 0 27MAY11 ENTRALPUNTFOUNOAT RM ‘ CPFNDPERM RECE VE CENTRAL PLANT FOUNDAT ON PERMT 0 0 04JUN11 v . . r 7 77T r 7 T n S n t H MV’: ORECEWECENTRAL PLANT ELEVATED STRUCT PERM T CPSTRPERM RECE VE CENTRAL PLANT ELEVATESTRUCT 0 0 04 UN a Ru™. ELRFNDFERM RECE VE ELEVAT ED ROAD FONDAT ON PERMT 0 0 UN . F ELRSTRPERM RECE VE ELEVATED ROAD STRUCTURE PERMT 0 0 04JUN11 ™p muUTO.n™w HTLSTRPERM RECE VE HOTEL ELEVATED STRUCT PERM T 0 0 04JUN11 v . .. S S n. ml ‘ ‘ RECELE PAR KH 3 GARAGE FOU NDAT ÛN PERM T PGFNDPERM RECE VE PARK NG GARAGE FOUNDAT ON PERMT 0 0 _____ 4JUN J PARK GARASEEL STRUCTFER PGSTRPERM RECE VEPAHK NGGARAGEELEVATEDSTRUCT 0 0 04JUN OP. ™™™ XYFNDPEHM RECE VE TRANSFORMER YARD FONDAT ON PERMT 0 0 Q4JUN11 M1200 TEMPORARYPOWERAVA LA LETOS1TE 0 0 21JUN11 v _____ T ‘ A n M M H OOPEN NEW R VER ROAD (RELOCATED) J E ±H2 OPEN NEW R VER ROAD PE TEff 0 0 _____ 20JUL11 P. .T E ‘ M122Q PERMANENT POWER AVA LA LE (DRY S DE) 0 0 SAUG %F MANENTF0WERAVALAaE(WET3CE M1240 PERMANENT POWER AVA LA LE (WET S DE 0 0 15SEP11 w . . . OCOMDmaNED A R AVA LA LE® CAS NO M3Q20 CQND T ONED A R AVA LA LE CAS NO 0 0 . 05NOV OC0NDm0NED AVA E HCTEL M300Q COND T ONED A R AVA LA LE HOTEL 0 0 12DE 1 CAWOREQUUTO Y WW M10Q20 CAS NO REGULATORY APPROVALS RECE VED . _0 0 17MAR 2 OCONTRACTORS COMFLET N TR FLANT M10010 CONTRACTOR SU ST COMPLET QN CENTRAL PLANT 0 0 01 P OOOT™cro aJ rC MnONSUPr v M10030 CONTRACTOR SU ST COMPLET ON 5UPT SERV CES 00 Z1NOV11 0 cONTR TORSUESTCOMPLET M10Q40 CONTRACTOR SU ST COMPLET QN PARK NG 0 0 21MAR12 ACOMTRACTORSU ST M1000Q CONTRACTOR SU ST COMPLET ON HOTEL Q 0 31MAY12 OCONTRACTOREJ ST M 0050 CONTRACTOR SU ST COMPLET ON PED R DGE 0 0 31MAY12 S rKtete 26AFR10 L7ZZ Early ar agM aMff tlj P nnacle Enterta nment rT LT Z S Rra H tel Cas no ton Rouge LA. M Sur nary ar Pat ennm ef 1A M CC PROJECT 3278 start m lestonG po nt ® Pr mav ra Systems lnc. p F n shm lestonepo nt

; f H50%5D OD UDGET PREPARAT ON 4PHES TATDN PSQ D 50% SD/PD UDGET PflEFARAT ON S 26 0 12NOVtO A 17DEC1C A _____ H œyD a m Wam Hr aamT1 KOWFt) GMPDT 100%SDmDGM> PREPARAT ONS 36 0 13JAN11 A 15MAR11 A 90%CDG P GMPCD L CO( P _____ Lj#‹L T T _____ ERECTTC 1(WETS DE) 3 OlOSJAN A Q J T lT ‘ F un T( t1 jcjACSE 225’ 135 05JAN11 A 27SEP11 . £L1 TC 1 USAGE dSFP11 27SEP11 DSMANTLETC TC1 1W D SMWTLETCtl 3 3 24SEP11 27 PH EF ÊC TC J[WETEDE) tCZ 100 ERECTTC 2(WETS PE) 3 0 08JAN11 A 11JAN11A EKECTTC WETS.PE) TC2 11Q TC 2 USAGE 303’ 216 QgJANV 05JAN12 _____ 1) NTLETC 2 1 TC2 120 D SMWTLETC 2 3J 3 o3JAN12 Q5JAN12 f TC4 100 ERECT TC 3 (HOTEL SOUTH END) 3 3 21JUL11 23JUL11 TC TC 3 USAGE 129’ 129’21JUL11 22DEC11 ™3 TCT 2 D S TLETC 3 g 3 20DEC n 22DEC11 tammMJJZLt TC5 100 ERECTTC 4(HOTELNORTHEND 3 3 25JUL11 27JUL11 ‘ 1 . . . fl H TC 44 USAGE TC5 110 TC 4ÙS G 10 10 ‘25JUL11 01DEC11 _____ ; ™ . _____ 1 VJ u VJ TT w v _____ D 3MANTLETC 4 TC5 120 D SWNTLE TC 4 A A 29NOV11 101DEC11 ‘ . S M 1 HO ST DEL VERHO ST °] 0 22SEPn DRW HO T HO4ST10 HO ST USAGE (HA CCK) 137; 137 22SEP11 05MAR12 0_LEH HOlST20 _____ [D SMANTLE HO ST ° ° 05MAFt12 _____ .. . _____ mWa DEVELOPMEHTOFCCTJCEPTUALPLAN(SCHEME3) O 19APR10 A 26APR1Q MZ OwmO C™ ™ T PRESENTAT ONS APPRL OFCOHCEPTUAL 26APR1Q A 22JUN10 A FRE TATPN ArwLOFco UA PLA A 9 QWNER REPLACES WA ARCH TECTS w/ MARNELL 3 0 23JUN10 A 25JUN10 A OWNE F CE AAHCH ECTSW NELLARCH DÛVU ‘ PRESENTAT ONS APPR OFCOHCEPTU L S 2 JUN10 A TS P TT ŒPR W OFCONCEH ™ D RNELL SSUE CONCEPTUAL DES GN MSEP X W mcwywam . _____ D W P NNACLE OARD APPROVAL 0F CONCEPTUAL 5 21SEP10A . wm. D TÊÛ GAWNG CESS ON APPROVAL OF CONCE pfU L l J N T o M.oco ss APP OFCONCE nES D 1200 p RELlMFOUNDAT10HANALYS S (TEST P LES) 3o Q AUG OA SEP OA . R F0u P TOH retTE8rPUg Star date 26APR10 S Early ar efùj g P nnacle Enterta nment ScS S S f > Cas/no ton Rouge LA. Sr Panenumher 2A MCC PROJECT 3278 ç Start m lestone po nt 6 Pr marera S tems. nc. o F n sh rr lestone po nt

F 0 240 RNALFOUNDAT OMANALY5 5 (DRY & WET) 20 0 27SEP10 A > . _____ A COEVEH ALJ™OVALOF CONCEPTS DES GN rJT Q CO VER ALAPPROVALOFCONCEP UAL U kJ _____ 0 0 gg _____ M WEraDED K H AnoNa D1165 A N WET S DE DES GN MOD F CAT ONS 33 0 155EF1QA a xn ft _____ gCoEAPmovALOFAMEN0EDCON EF uALDES C N Qy j C E APPROVAL OF AWENDED CONCEPTUAL DES GN 30 13 01NOV10 A 06MAY1J COEPWT.APFWLOf AyENDEO CONCERNA . OESG ‘01163 coEPART.APRVLOFAM NDEDCOMCEPTUAL O APF 1 T r r grD1 . Al Mjnmn A H DEVELOPMENTOFSÇ&DDSOl lSa E : 0 10œ pEVELOP.vENTOFSD&DD50% SSUE 36 0 2™ 1ZNOV1 A S HltE WT .1 WmW8D400 MUE D C1040 PRESENTAT ON APPROVAL OFSD& DP 50% SSUE 15 0 3NOV 0 A DEC 0 A W DEVELOPMENT OF SD S DP 100% SSUE 33 0 13NOV10A _____ 1A _____ fflMnU.m oF M11 ( PC1120 PRÉSENTAT ON APPROVAL OFSD& DP 100% 15 l JU TOFCW D CH60 DEVELOPMENT OFCDS 90% SSUE 76 0 N W A HN T OFCO O E P C1200 F NAL ZAT ONOFCD’S 90% SSUE 15 . . J D RR1000 1 DES GN w/REV SEP AL GNANT 18J 0 2aJUL10 A [24SEP10 A 6SH DESGN EVSED AL MENT DflHT LADOTO REV EW OF 95% P PACKAGE st 24SEP10 A l CnoT U . ™ . t RR RECE VE 95% P PACKAGE 24S P X W WKDHW f 5TRR 6 RECE VE DETOUR ROAD RELOCAT ON DES GN 07QCT10A HEC ETOURRO ELOCA™ D RR1114 A tv CORRECT ONS perLADOTD 2nd SU MSS ON ‘ TT 5 20OCT10 A 04NOV1Q A HA CORRECTON LADOTD ™ D RR1120 LADOTD F NAL RE V E W/PERMJTAPPROVAL 2nd 1Q 0 17NOV10 A 10DEC10_AJ . r CL DEVELOPMENT OFSD& DP 50% SSUE 3 o 22SEP10 A 12NOV10 A Wmmmtgmav w >m mK D CL1040 PRESENTAT ON & APPROVAL OFSD & P 50% SSUE 5 13NOV10 A f C T R T . . W DEVELOPPENT OF SD & DD 100% SSUE 33 0 13NOV10 A TST NTWT DE OF TO OD OO E W5 ÛT0 PRESENTAT ON & APPROVAL OF SD & P 100% 15 14JAN11 A 2F T7T mESENTATO o oFso.DC . D ;L1160 PEVELOPMENTOFCD’s 90% SSUE 76 14JAN11A 6MftR11 A W M M .TOM JD CL12Q0 RNAL ZAT CMQFCP 90% SSUE l 15 15 7MAR11A 06MAY1 flfm OFCP m E j D GH10QO DEVELOPN¢æNTOFSO&DD50% SSUE 3 J o 22SEP10 A 12NOV10 A M DEVELOPMENT OFSD SDD5O% E D GH104O PRESENTAT ON & APPROVAL OFSD & DP 50% SSUE l 13NOV10A 17DEC10A V DD 50% S E D GH10 0 DEVELOPMENT OFSD&PP 100% SSUE 55 13NOV10 A l j NTnT OMfl M r> 2 PRESENTAT ON & APPROVAL OFSD DP 1 % Vs J OT Q2r X; W n WQWL0r D W E D GH1160 DEVELOPMENT OFCP’s 90% SSUE 6 14JAN11 A 16MAR11 A P 1 1 ... D H T F NAL ZAT ON OFOP’s 90% SSUE rldge T R nJ PR X F MTONOFCD 9O E D GH1180 nNAL aVTlOWOFCm aHtlSSUE SuptfGMafle 15 £ 7MAR11A 21APRTT OFC ECtW . Startdate 26APR10 j ] Eafly ar EUatuas auugoz P/m acte Enterta nment s f ‘ Da a date 20APR11 DO .. . . n Cnt cal ar Rund P Q2MAY pœ ote Cas/no ton Rouge LA. L SurmHry Paoenum er 3A M CC PROJECT 3278 Start m lestone po nt S) Pr mawsraSystems. nç. l > F n sh m lestone po nt

Wff Sfe H gf S FSg9og1 uE t ffo 9 _____ y j ZZ 1 nl j jQCP n Ah lMrWHl A ‘ DEVELOPMENT OFSDSODSO SL E FER10 Û DEVELOPMENT OF SD & DP 50% SSUE 36 0 22 Plu A f ‘ ™ Ç HPRESEmATON&tfPROVALOFSD&DDWN.ESUÉ D ER1040 PRESENTAT ON & APPROVAL OF SD & DP 50% SSUE 10 0 SNOV O HP £l£fL OPMÊWS OD OO E D T S DEVELOPMENT OF SD & DP 100% SSUE 33 0 13NOV10 A 13JAN11 A Lm K um 01 W D ER1120 ‘ PRESENTAT ON 6 APPROVAL OF SD & DP 100% 15 0 1 4JANV _A 02FE 11 A D wT0fC w 8UE D ER1160 ‘ DEVELOPPANT OFCD’s90% SSUE 76 0 14JAN11 A J6MftR11A _____ .. ALJW WOFCL WM E p ER1200 RNAL ZAT ON OFCDs 90% SSUE 15[ 15 17MAR W . . . . . .. . T 71 n cmm fl PMTw CT0P W K N OT FC ATON J PON TC HARTHJW LD PLD1000 PART AL STOP WK NOT F CAT ON y 0 0 26JAN11 A [ S FULL STOP WK NOT F CAT ON y PONTCHARTRA N 5 27J N TT PULLS OT T PONTCHAT™ pLD COE/PNK RELEASE PART AL( U LD ERMS/SPO L 23JAN11A ‘ c Rarer ™™ l gwQ PLD/COE/FNK RELEASE ALL WK EXCEPT HOTEL 5 0E8JAN11A C ofWa w R S PLD/COE/PNKSTOP ALLWK EXCEPT AS N/G Rp 31JAN11 A PUK K ALLWK ™ pfp T PLD/COE/PNK RELEASE ALL WK EXCEPT AS RR Q 0 08FE 11 A ‘ n £ m mu.mmllmwmmnm PLD 55 PLP/CO PNK RELEASE AUGERCAST/LQW RJSJ TJAPR T PLMO C K PLDWO /COE/PNK RELEASEXLLRErM N NGWORK j j v l 1 ça K a Ha K D Gf H RECE VE S TE DRAW NGS’ Cl 9FÊ T REC STEDFA GS D GHJa30 C TY REV EW & SSUE S TE PERMT 2o 2l o9FE 11 A 13MftYrJ .cm s Esre \ Q GH130Q RECE VE S TE ELECTR CAL DRAW NGS o 0 23NOV10A QHEca aKlHMLQ UMW D GH1 20 C TY REV EW S SSUE S TE ELECTR CAL PERMT ANOV O A 7 MV mcW mmemt l RECE VE FOUNDAT Ct DRAW NGS XHff YARD [ ] 0 04NOV10A MFO D 1 GH M C TY REV EW & SSUE FOUNDAT ON PERMT X’FMR 2 ¥T 05NOV10 A 13 WY11 c mH . EFOUNr PEwrxMWlD 3 H 27 RECE VE FOUNDAT ON DRAW NGS GARAGE Q4NOV10A Q EC FCUH TONDRAWW65 SARAGE GH 3 C TY REV EW & SSUE FOUNDAT ON FERMT 20 27 5N V M YTl orrYREv EFOUNDAT Mrr.GAHAGE GHT S RECE VE FOUMDAT ON DRAW NGS HOTEL 04MOV10A QR FOUNDAT.O.DRA SS. MOTEL TTGHÛS C TY REV EW & SSUE FOUNDAT ON FERM H T T 2 33 05NOV10 A 27M 7TT j cm HEV EWSSUEPOUHD P . TTGH RECE VE FOUNDAT ON DRAW NGS CNTL ‘ 04NOV10A 0RKE OU TDR CMTL™T PP rUSûS C TY REV EW 4 SSUE FOUNDAT ON PERMT CNTL 21 05NOV1Q À 13MAY11 a™ ™’ ™™ ™™ ™™™ EM3H1330 RECE VE FOUNDAT ON DRAW NGS ELEVATED ROAD d o l7MftR11 A] RECH EEOUWDATCN DRAW S ÉLEV TES ROA Startdate 26APR10 L Early ar £f S 7 P/nnacte Enterta nment Stf Dat tjat 20A£R11 Untol n nn Raton Rnuae LA 4A 1 Cnt cal ar Rundate 02MAY11 t Otel OaSJ/JO aro/1 HOUge LA. Summary ar P; aenum er 4A MCC PROJECT 3278 Q Start m l estone po nt © Pr mera Sysl6ms ns o F n sh m lestone po nt fff 5m6 cffvHÈv EW&l3sllSEFaUND ON PERM T LV’O 20 3a 1 MAR11 A 04JUN1J ‘ yjHECEWErajNDATONDRAWr SS R DSÊ nf H1 RFCF VE FOUNDAT ON DRAW NGS R DGE £ 0 09FE 11 A _____ jc rvREV EW& SUEFOuNDATON PERM T HEGE D GH1390 C TY REV EW MSSUEFCUNDAT O PERM T 2flj 33 o3FE 11 AJ27MAY11 j _____ .. _____ .. j . RECENES HlKnUREDRAWMGS. GARAGE D GH1480 RECE VE ST RUCT URE DRAW NGS GARAGE 0 0 09FE 11 A HME D H1500 C TY RE V EW & SSUE STRUCTURE PEHM T GARAGE 20 27 08FE 11 A 2QyAY11_ CENESTRUCTUREDFAW NGS.CNRPLNTSUPP D GH1560 RECE VE STRUCTURE DRAW NGS CNTL PLNT/SUPP 0 _____ 0 09FE 11A j D Hl S C TY REV EW & SSUE STRUCTURE PERMT NTL 20 21 OgFE 13MAY11 X ELEVATE RUCTUKEDFAV S ROTÉL D GH1620 RECE VE ELEVATED STRUCTURE DRAW NGS 0 0 17MAR11 A sacvREvw.W E uc UMF H TEL D GH1640 C TY REV EW & SSUE STRUCTURE PERMT HO EL 20 _____ 3 16MAR11A gMAYll ES RE 3 C D H1650 HECE VE STRUCTURE DRAW NGS R DGE 0 0 09FE 1 A P E>GE D GH1660 C TY REV EW & SSUE STRUCTURE PERM T R DGE 20 33 09FE 1 A 27MAY11 T KUCTUREORAW.NGS LO R.E D H 74 RECE VE STRUCTURE DRAW NGS LOW R SE 0 0 9FE A { D GH1750 C TY REV.EW & SSUE STRUCTURE PERMT LOW 20 33 09FE 11 A 27MAY11 _____ E a D GH1520RECE VESTRUCTUREDRAW NGS ELEVATEDROAD 0 0 17MAR11 A v _____ .. pJmSo ç TY REV EW & SSUE STRUCTURE 2o 39 16MAR 4JL a RE E CTUREF rr .EWEQRE SjT _____ RFPMftss EXCAVAT ON S AWARD 15 o 17AUG10 A 17S PT X W M J P C0920 cONTRACT M SS EXCAV 1 p 185EP10 A 2OCT10 A CONTRACT MASSER STEEL pjLE CAPS su M TTAL REC VMPPROVE 13 o 01SEP10 AllTSEP X WHO CT STEEL P LE CAPS FA ; EL ( n t al) 27 0 18SEP10 A 1 OCT10 A m MCW M/jaw P C1100 RFP STRUCTURAL STEEL 18 0 18NQV 0 A 1SDEC10 A RFPSTFUCTURALSTEEL TCT M STRUCURAL STEEL SU MTTAL RECWPROVE S 5 25JAN11 A lO RH A SWUCURAL EL MrTALHEC v ovE p TT4 STRUCURAL STEEL FA / EL ( n t al) 8 4 14MHR11A 05M.Y11 _____ .. _ 1 _____ Tc RFP CONCRETE (SCW)SLA S 18 1fl14MAY11 rJ JUN T HRFFC0NCRETE(S™OT prcTÛ CONCRETE (SMOD) SU M TTAL RECV/APPRVL 5 9 06 JUN11 TSJÛNTT . LREC m p C1166 CONCRETE (SMOD) FA /DEL ( n t al) M 12 l6JUN11 39JÛNTT H CONCRÈTES FA EL ) ENCLOSURE . _____ FPE FS p c ‘ û RFP E FS 23l 16 30MAR11 A 07MAY11 U RFPE FS r TT: . . ..M E3 E FS SU M TAL. F C’WAPPRVL P C1155 E FS SU M TTAL RECV/APPRVL 18 18 31MAY11 20JUN11 7 g n MHH nllll l QEFS FA DEL MtHl P C115 E FS FA /DEL { n t al} > 18 21JUN11 12JUL11 P C1170 RFP GLASS/GLAZ NG 20 25 07MAY11 06JUN11 3RFPG..ASS GLAZ NG r ‘ . p ;rn: 7; .. HGLA3SGLAZKGSU Mrr™.REC’V/APFRVL LSl GLASS/GLAZ NG SU MTTAL RECV/APPRVL 15 11 . ALUMNUM FA /DEL ( n t al) _____ 48 48 MUL gEP GLASSGLAZfJ0FAaoa P C117G GLASS/GLAZ NG FA /D L ( n t al) 72 72 16JUL11 0aOCT11 P o RFP TALWALL PANEL PACKAGE 15 15APR11 A 14MAY11 aTETflLW L™eLPTER APPF. r r z .m Q nu OMEmWALLPNL.SU MtTTALREÇ’WAPPRVL P 1164 TAL WALL PNL SU M TTAL R CV/APPRVL lj 15 07 UN 23JUN ; h LV L r F EL P C1165 WETAL WALL PANEL FA /DEL ( n t al) 36 36 24JUN11 05AUG11 . _____ l ‘ rp1 n .m \ e MU C3HFPHOOF NGSAWARD P C1185 [RFPRCOF NG&AWARD 251 25 07W\Y11 06JUN11 _____ Startdate 26APR10 j f Early or 21 p/nnac/e Enterta nment S XSS Da ta date 20APR11 nnm .. . . _____ .. _____ ... c. R Cnt cal ar RJuttate Q2MAY11 R03 Hote/ Casmo ton Rouge LA. ™ Summary ar Pat enum er 5A MCC PROJECT 3278 Start m l estone po nt ©Pr mavera Systems. re. p F n sh rr estme po nt

P Ss nOCflNG U MrT LRECWAPPHV 2£ 1£ 21£t£Nn _____ 05JUL11 aROOFMG.FAaOELluM NTER ORS . 1 r j HRFFNTÉn OHFHAMNG/DRYWALL p.c 200 [RFP NTER ORFRAM NG/DRYWALL 24 24 07 AYV1_Q4JUN11 _____ afMmWKmMXmmm LH ymmVA. p_c12 o FRAM1NG/DRYWALL SU M1TTAL REC’WAFPRVL 12. 12 Q6JUN11 18JUN11 aFHSM NGORyw LLFAEOEL[hte ) p JC122C FHAMNGTJRYWALL FA /DEL ( n t al) 15 15 20JUM11 07JUL1J STTJRFP A AHCEMTEHJORS P C1230 ‘ RFP ALANCE NTER ORS 48 07MAY11 02JUL11 71M MCF TEHCRS SUAMOTALHECVWffl . P C1240 ALANCE NTER ORS SU MTTAL REC’V /APPRVL 43 48 28 MA Y11 25JUL11 JWE 1H M.F P C125Q ALANCE NTER ORS FA fDEL ( n t al) 48 48 £QJUN11 _____ 15AUG11 Éa OT w D flD P C1260 RFP M LLWORK AND AWARD . 2 22 15APR1 _____ A 14MAY11 Qu LwonKSUwn TALRECWflU. P C1270 MLLWORK SU M TTAL RECV/APPRVL J8 1 13JUL11 02AUG11 _____ M LLWûn FWDEL alj P C128 M LLWORK FA /PEL ( n t al) [ 72 r2\Q3AU&>l _ _____ T w PREPARE RFP R VER ROAD DETOUR NTERVW& 18] 0 01OCT10 AJ N WX H flWW Wl .P W W U P DR1Q20 MATER AL SU MTTALRECV/APPROVE 6 5 11NOV10 A t N yl TT mw. MW nwmo P DR1040 MftTER AL FA /DEL ( n t al) s oj 18NÇW1DA 3gjW10A _____ MW .W FWD . W P WS1000 RFP AUGERCAST P LES & AWARD 12 o 01OCT10 A 19OCT10 A MPWaac r pD P WS1O20 AUGERCAST P LES SU MTTALRECV/APPRV 6J o 20CCT10 At04NOV10 A H GERC H APPRV P W51040 [AUGERCAST P LE WTER AL FA /PEL ( n t al) e o 04NOV10 AJTW W lwmoan.tUMaH. wm.9m l P DS1QQ0 RFP AUGERCAST P LES S AWARD 1S 0105NOV10 A 06DlC 7T RFP/WGERCASTF A D P DS1Q20 AUGER CAST P LES SU MTTAL RECV / APPHV S TT C £3D C 0 AUGERCA LES SU ALRÊC VMPPRV J P DS1040 UGER CAST P LE MUTEFUAL FA / EL ( m ) § o 27DEC10 A 27DÊCK jura l rem rtt/KM 1 X71 n HOAD 311 A l rtRFPGR AD N G & AWW D P PK106O RFP GRAD NG & AWARD 24 0 Q2MAR11 A 18APR11 A ™ P TSTS GflAD UG SU WTTALRECVHAPPRV 8 6 Q3MHY11 CÊMAYlT AGR A™™ 1P PK108Û GRAD NG MATER ALS FA /DEL ( n t al) s s\wUAVU l6MAY D S FASS Wzx . . . 1 TT71 m. . _____ ... ln/l M11 QHFPPAVWG UH S t;& AWARD P PK1000 RFP PAV NG/CUR S/ETC& AWARD 2 24 Y j _____ HMW.s)M M Wffl P PK1010 PAV NG SU M TTAL REC’V &APPRV 6 S06JUN11 11JUN11 n .M HQ M RAV NaMATER ALS FAeOEL(lratHl) P PK1020 PAV NG MATEH ALS FA /DEL ( n t al) 6 6 13JUN11 [1SJUN11 Startdate Pf APRlO \ Early ar F n shdate 31MAY12 P nnarte Enterta nment l Progress ar EST mmSS fSSSSS. UL STX Panenum er 6A MCC PROJECT 3278 Start m lestone po nt ©Fr ma raSvflçmsJnc. _____ p F n sh mjlestooe po nt

P _____ 1 7 7 [ FLFP STOR M DRA NAGE & AWARD P PK1 3 HFP STORM DRA NAGE & AWARD _____ Q 02WftR11 A 18AP sToRMDRAWAGE.su MrfTALFEC VfcAFPRV P.PK1Q4 STORM DRA NAGE SU M TTAL RECT & AFHHV 6 6 Q3 MA Y11 09MAY1J ORMDRANAGEMAT F ALS.FAS EL (h fc. l p PK1050 lSTOHM DRA NAGE MATEH ALS FA /DEL ( n t al) 6 6 10MAY11 1 MAY11 _____ RFPUTL lESSAWARD P PK1O90 RFP UT L T ES & AWARD 2£ 24 Q7MAY11 04JUN11 1UT .mES 9u M rTALRÊC PPH P PK1110 UT L T ES SU M TTAL RECV S APPRV 5 6 06JUN11 11JUN11 UT L TÉS MATER ALS ma w p:pK1130 UT L T ES MATER ALS FA /DEL ( n t al) 6] 6J13JLJm aJUN \ _____ STHUCTURE . . . a o Mn\/ f a H HFP FOU N DAT ONS s AW AH D P CL10 RFP FOUNDAT ONS & AWARD 21 0 290CT10 A 22NOV10 A L _____ 77; n mnc A nncr fl A g FOUNDAT ONS SU MrrTALHECWAFffW P L1020 FONDAT ONS SU MTTAL RECV / APPRV _Jg g DATONS’FA FL ° FOUNDAT ONS FA /DEL M 5 D COA HRFPS™UC™UEEL AW™ P CL1100 RFP STRUCTURAL STEEL& AWARD 12 Q 1SNOV1Q A 15DEC10 A ™ t PTCLV 2 STRUCTURAL STEEL SU M TTAL RECV/APPRV Ph 20 Q 07JAN11 A N X STHU STFH. S ALRED VF _____ p L Û STRUCTURAL STEEL FA / EL PHASE 64 17 10JAN11 A 09MAY11 L U pTcT S STRUCTURAL STEEL SU MTTAL RECV/APPRV Ph 14 5 7FE 11 A 28FE 1 Em mmmummm TcT s RESU M TTAL/APPRV PHASE DES GN CHANGES 1 0 01MAR11 A 19APF TX H ™H KV PHASE DES GN CHANGES p CÛ M STRUCTURAL STEEL FA S DEL VER PHASE 35 21 2QAPR11 A TsM vTl STRUCTURALSTER FA ASE. T T RFP SLA PLACE/F N SH & AWARD le 13MW11 03JUN T Or™.™™. ™ . ‘ ‘ . . n. . . MTT LACEfn 5HSU MtTTALREC’V/APPRV P CL1280 PLACE/F N SH SU MTTAL REC’V/APPRV 9 9 04JUN11 14JUN11 P CL1290 PLACE/F N SH FA /DEL ( n t al) s s l5JUN11 gUUN11 lmcEF m Woa.[hM pNGL1 aaF’E RFP SK N (E FS) & AWARD 23 1 30MAR11 A 07M YTT RffaWlW JfLWAm p CL T E FS SU M TTAL RECV/APPRVL 18 13 31MAY11 20 Wwm 777 777 M o ‘. T CSEFS FA DEHH tal P CL1200 E FS FA /DEL ( n t al) 24 24 21JUN11 19JUL11 p CL 2 RFP GLASS/GLAZ NG PACKAGE 2Q 25 07Wm 06JUN11 SRFPQLASSA3LAZ NGP _____ r CÛ ‘ GLASS/GLAZ NG SU MTTAL RECV/APPRVL 8 18 28JUN11 19JUL11 QgGLASSGLAz e TTALKECWPHVL _____ 777 TS . JH nn QA lJM NUMFRAMES FA OEL(H taO P CL1230 ALUN NUM FRAMES FA /DEL ( n t al) 18 18 20JUL11 Q9AUG11 ™ P CL1240 GLA2 NGFA /DEL (ln l al) 72 72 20JUL11 12QCT11 P CL125Q RFP M TAL PANEL SYSTEMS 8 22 15APR11 A 14MAY11 H RFPUETAL PANEL SYSTEMS pTc T r4ETAL PANELS SU MTTAL RECV/APPRVL 5 T5 07JUN11 23JUN11 ‘ lm Wffl PTCL127 TAL PANELS FA /DEL ( n t al) ‘ M 36 24JUN11 05AUG11 _____ .. M™ fj _____ CL TS RFP RCOF NG & AWARD 25 07MAY11 ‘ 06JUM11 EJ RFFROOFNG AWARD P CL1390 RCOF NG SU MTTAL RECV/APPRV 12 12 14JUN11 27JUN11 ™ 1 1 . 7 7r rT 7T TS TS n 111M11 m n 11 E nOOrlhG FA nEL(l l al) P CL1410 RCOF NG FA /DEL ( n t al) 18 18 28JUN11 19JUL11 J j NTER ORS . . 1 _____ .. r . v .. . [3 RFPWTEHKJH FRAMNG/DR WALL1 AWARD P CL1300 RFP NTER OR FRAM NG/DRYWALL & AWARD 24 24 07MAY11 04JUN11 e ncf . ™ 77; H . H . r; FHAM NG/DRVWALL SU MrTTALHEC’V/AfTHV P CL1310 FRAM NG/DRYWALL SU M TTAL RECV/APPRV 18 18 06JUN11 25JUN11 7 TT T7j o M r7T; n 11 QFRAM NGCRW(ALL FAaDEL(h4al) P CL1320 FRAMNG/DHYWALL FA /DEL ( n t al) V2 12 27JUN11 11JUL11 p L1330 ‘ RFP ALANCE NTER ORS ‘ ‘ 48 48 07MAY11 02JUL11 MHFP ALAHCEWTEP ORS r L1 J; £ £ 1 1 2: .. c 1 3HLANUE MTERlOnS SU M.TTALHECV APPRVl P CL1340 ALANCE NTER ORS SU8M TTAL HECV / APPRVL 48 48J28MAY11 J25JUL11 San (Ma Pf APR o Early ar f f P nnacle Enterta nment ™ SfLf Paoenum er 7A WCO HrlUJc l ffJ /o Startm lestonepo nt © Pr mera Systems nc. F n sh n les ons po nt

H _____ s _____ a jN _fll HM _____ wfe wH T o T T j n t ff SnW SNC NT R OR n S _____ 48 20JUN11 1SAUG11 _____ aRFPUnwORKAND ARO p.CL136Q RFP M LLWORK AND AWARD _____ 2 15AFR11 A 1W1 HMlLLWORKSUEMn™. EC’WVWVL p.CL13eo MLLWORK SU MTTAL RECV/APPRVL 18 18 13JUL11 Q2 l fû #‹’t . _____ rr; A KAPP M a RFPH.EVA H>FOAD AWAHO T R1000 FRFP ELEVATED ROAD & AWARD _____ .. 0 16FE 11 A 15AKH A _____ j _____ o. _____ ..g . HEC V AFPRV p R 1TEVATEDROAD SU MTTALRECV/APPRV 1212MAPRn 13MAY awmDHa > p ER1040 ELEVATEO ROAD FA /DELfln t al) 12 12 14MAY11 27MAY11 D 1 k nnn 1 RPF FVFF Mft S EXCAV & AWARD 18 0 15FE 11 A 15APH11 A P LM1020SELECT F LL PROCTORS SU M T / APPROVE \ 4 4 27APR11 [30APR11 L CRUX MCC SSUE CO FOR CENTRAL PLANT STRUCTSTEELJ 1fl 6 23FE 11 APPR T M n l wram TCP 6 CENTRAL PLANT STRCT SU ML RECV/AFPRV Q 5FMTT7T 12 R T T P CP11070 [CENTRAL PLANT STRUCT STEEL FA /DEL 1 jh Qp T PR X S STRUCTSTE FL E 5P 3 RFP SUPPORT SERV CES PEM3& AWARD T sl 2 01MAR11 A 21 APRlT . .P . TD SUPP LDGPR OR TY J SP’ SU RECVT PPRV 6 06 MA Y11 12 1 l l Marf1W W W1 5RW SUPP SERV CES PE SU M.TTAL RECV/APPRV 12 6 6MHY11 12MAY11 . ™ 5 0 PR OR TY SUPP LDG ‘SJ SCT FA /DEL 6 13MAY11 17JUN11 H w F :P1Q50 SUPP SERV CES PE FA /DEL g _____ 3o l8JUNnJ23JL s.PrsEPvCFSF.E _____ EL '' _____ .. HSQ RFP SUPER STRUCTURES AWARD 2z 0 27JAN11 A 02WR11 A SRPP STRUC™ ™ Hf SUPER STRUCTURE SU MTTAL RECV / APPRV 12 14 23MM11 A 5WYT _____ .. nM HT 4 SUPER STRUCTURE FA / EL ( n t al LewH. 6 5 06M4Y11 a Y11 ZT T ‘ ‘ HfTTs RFP STA R/RA L PACKAGES AWARD >4 MM T 04JUN11 T ™ . r. . . . JSSTAtlRAJLFACKAGE SU MnTALRFCWAPPFlV jl STA R/RA L PACKAGE SU MTTAL RECV/APPRV 24 24 06JUN1 UU1 _____ .. E _____ ™.™ F L SS. HT 1160 STA R/RA L PACKAGE FA / OEL ( nt l al S S r) 4S 48J05JUL11 [39AUG11 _____ CLOSURE _____ r ulnocrp n Aln jmAV 11 _____ 3 RFP SK N (EFS) & AWARD (t c l Etes tlFr al) HT 1270 RFP SK N (E FS) S AWARD ( ncl est & F nal _____ 12 08FE 11 A 03MAY11 HT1280 SK N SU MTTAL RECV/APPRV 30 04MAY11 08JUN11 HT1290 SK N FA /DEL ( n t al) 24 60 09JUN11 11SAUG11 HT1200 RFPALUyNUM/aLASSSREJECT DS 20 oj 13FE 11 A 08Mft.R11 A ] FFjmMHWUGuawn lECT M Start ta 26APR10 F n sh date 1MAY12 P nnacle Enterta nment Progress ar Pagenum er 8A MCC PROJECT 3278 start m lestons po nt S) Pr mera Systems. nc. o F n sh m lestone po nt ff E OA JSUMGRS WARD _____ L_1 01APR11_A Z 2J EaAUJU NUM/euss su M TTALF EC’v/AOTV P.HT122 ALUM NUM/ GLASS SU M TTAL RECV / APPRV 20 30 09 MA Y11 13JUM1 c 2 ALUU NUM FA OEL (n tel) P.HT124 LUMHUM FA / DE L ( n t al) 60 14JJN11 23AUGV . . 30l ASS FA PEUHM P HT126Q GLASS FA / DEL ( n t al) Z2. 72 14JUN11 C7SEP11 E3RFPROOF NG&AWARD P HT1300 RFP HOOF NG & AWAHD 1 5 07MftY11 6J g HQOF NG SU M TTAL ECWPFW P HT1310 HOQRNG SU MTTALRECT/APPRV J3 lglJJUN11 27JU 11 HOOf NG.FMP .l n at } NT E R ORS p r 1 TTT j 1 . A FP TER OF FH J NG RYWAL L P HT133 ]RFP NT R OR FRAWNG/DRYWALL 24 24 07MAY11 04JUN11 FFtAMMGnHYWALL suEwrrALREC v F v P HT1340 FRAM NG/DRYWALL SU M TTAL REC’VAPPRV JLÊ 15 Q6JUN11 22JUN11 mmM S 0H™ L vw m F HT13S0 FRAMNG/PRYWALL FA /PEL ( n t al) ‘ . . . . 1 rr . . tn mnm tt H RFP PRECASTMATLSAWfRD P PR1 OQ TRFP PHECAST MAT’L & AWARD £8 0 03FE 11 A 01MAR11 A P PCJ OU Hl r rn H31 #‹ c. Ar .n KHM HH PRECAST SU MrTTALREC’V APPFtV l P PG1220 PRECAST SU M TTAL RECV/APPRV 72 40 15MAR11 A 06JUN11 P PG1240 PRECAST FA DEL ( n t al) _g y U P.PGt300 RFP PRECAST ERECT ON S AWARD 4 f3 n n nu . . r GtjlQ PRECAST ERECT ON SU M TTAL RECWPRV 1 2 06 UL 19JUL1 HraECASrEnECTK>N F a P PG1320 PRECAST ERECT ON FA /DEL 1 15 20JUL11 02AUG11 . _____ P PG1000 [RFp STRUCTURAL STEEL S AWARD f 24 Q OSFE 11 A [03MAR1 t FPsmucTORALSTEEL AWfflD r rmmuu nrr J nu m rr. j _____ .. nn ;TT; uU ‘ S STRUCTURAL STEEL SU M TTAL REC WAPPRV P PG1Q20STRUCTURALSTEEL SU MTTALRECV/APPRV 36 21 19APR11 A 13MAY11 ppG104o sTRUCTTjR L T r FA / EL ( n t al) M Ylll UL W : rML O [RECEWEELEV/ESCALPROGRAM Q 0 04OCT10A RECE™ pTETS RFP ELEVATORS / ESCALATORS & PREL MAWARD 9 14DEC10A 21JAN11 A M p TW W0 ELEVATOR AFO& F NAL AWARD 07FE 11 A 16FE 11 A ™ ™.™ . M™ F Û TO ELEV/ESCALS PROCURE SU MTTALS 40 5T7FE 11 A ZUKwT . Fv mocu. pT L S ELEV ESCALS REV EW/APPROVE SU MTTALS W 3 23W T FR aœ ™ ™™ P EL1030 ELEV/ESCALS FA ANDDEUVER 1 ao 120 23A pRTrj 3S ELEWESCALS FA CCE R R VER ROAD D VERS ON rRm 50 M3 L ZAT ON 1 0 10NOV10 AllONOV O A MO LZATCN RR TU LAYOUT 5 0 11HOV1QA12NOV10A lLW0UT HR1190 JCLEAR/GRU 3j o 15NOV10 A 17NOV1Q A CLEAR/GH Startdato P6AP 1Q 3 Early ar mmz P nnacle Enterta nment STlf P te 2QAEHJJ a 03 rtfta/ r :nrt . Ha rtn Raua( LA SA Cr t cat R ndale 02MAY11 WOW LAS DO t awn HOUge LM. Summary ar Paoenum er 9A MCC PROJECT 3278 \Q Start m lestone po nt ) Pr mgwF ra Systems. rr. > F n sh m lestone po nt

ÉUM muj g 5 0 19NOV10A10DEC10A T RR1210 EXCAVAT ON / F LL _____ .. . _____ 2 X6S CK RR1270 24 X5 C P 1 Q 23NOV10 A 23NOV10 WE NOTCEOFHWÊRHOADSH TDOWND J.V RR124Q WEEK NOT CE OF R VER ROAD SHUT DOWN DELAY 7 0 H S ™g ° GEGTExaEFAF C Jm prnTtvT F PflRP f 3 0 29NOV10A 17DEC10 A U 3 ALTWEAR NG 13DEC10 A 20DEC10 A RR1250 J ftsruftLl vvrftn mj T nr.. n . n . STR P NG S GNAGE HRH1260 sTR P NG/S1GNAGE A o 20DEC1u A)22DEC10 A _____ .. . j . Wr Kr 1 5 O DEC OAfrDEC OA RR104#‹ _____ .. lAYOUT T ..1n.. r. T %nrnnr HÉDES GNOFGARDERE DMERSON RR 55 REDES GN OFGARDERE D VERS ON 18 0 E4NOV10A 16DEC1QA RRT 55 S LT FENC NG 3 0 17DEC10 A 20D C10 A ‘ l RR10 0 CL AR/GRU 5 0 23DEC10 A 23DEC10 A £J J RF 7 EXCAVAT ON/F LL 1 0 23DEC10A 03JAN11 A FLL . RR1140 24 X92’CMP Z _____ Z 1 0 27DEC10 A 27DEC10 A 2J RRT C STON ASE 2 0 29DEC10 A 08JAN11 A STONE ASE. SR 5 STR1P NG/S1GNAGE ‘J _____ 0 13JAN11A 17JAN11A ST P NG NWE RH O ASPHALT PAVEWENT 1 4J 0 l4JAWnA l4JANlf ASW LT PA ENT GARDERE ROUNDA OUT ... S TFFNCKG Rm3T5 S LT FENC NG 5 0 090EC10 A 09DEC10 A S LTFENCNG R 3 0 LAYOUT S Q22DEC10A22DEC10A lL rauT RR 33 CLEAR/GRU 3 0 23DEC10 A 23DEC10 A CLEAR/SRU RR1340 REMOVALOFM SC. 2 Q 23DEC10 A 23DEC10 A REMOWLOFMSC. R 390 EXCAVAT ON/F LL 20 0 28DEC10A 18JAN11A m. RR1370 24 CDPA ‘ 2 0 13JAN11 A 14JAN11 A src0 ] RR DEMO EX 1ST NG GARDERE 4 Q 18JAN11 A 18JAN11 A MW RRT E ANK NT/ ACKF LL ‘ 3 02FE 11 A 12FE 11 A . T CKFLL RR 38 ELECTR CAL UNDERGROUND Z 5 Mr T HFE 11 A laKTnpaLUNDHWHOUND rl D SCOVER NCŒRECT FA D CATCH AS NS 5 5T F TT NC { RRl sS FA AND DEL VER NEW CATCH AS NS (A l) P 21FE 11 A rJSM R TT ..SHN .WM. m W REMOVE EXTG AND NSTALL CORRECT C S T 5 F TT F TwT REUOVEEXTG NSTALLCORRECTSUS RR 4T SO LCEU/ENT 7 û 15MAH11 A 17MAR11 A SOLCEMES RRU20 ‘STONE ASE COURSE 7 0 21MAR11 A 26MAR11 A STONE ASE COURSE RR143 CUR &GUTTER 15 0 26MAR11 A 05APR11 A a CUR LUTTER RRÛTF UNDERDRA N SYSTEM 11 0 04APR11 A 09APR11 A UHllffl m SHT l RR 4M ASFHALTPAV NG NDER COURSE 5 11APR11 A APRTTX l mALTPA G. .ERCOURSE RR T APPROVAL OF REV1SED L GHT POLES Y LADODT 5 11APH11A 1 j #‹FR D LGHTPOLES YLADOT RRTS CONCRETE PAV NG 6 2 5 1SAPR11 A 17APR11 A (CONCRÈTE WWG . RR 5 6 L GHT POLE ASES {R ver Dépendent) 4 1 20APR11 23APR11 _____ umT Xt W ° RR153Q PCCP10 3 1 26APR11 26APR11 recp > RR 535 ASPHALTWEAR COURSE 2 r 27APH11 27 PRTT W LTW HCOUWE RR ûT TE PORARY STR P NG To Open ThrcughT ffc 3 129APR11 29 PRTT MOWf Vsm ToO Tto 1 R2 75 OPENROUNOA OUT FORTES USE 3 APRn oPENRouNOA O.TPORTE use HR 52 L GHT NG ‘ 10 S 12MAY11 20MAY11 LK3H™G _____ HRR1490 STR P NG/S GNAGE 3 3 aJUM1 )21JUN11 l mc/aMME Startdate 26APR10 j ‘ EaNy ar Qf a t™ Plnnacle Enterta nment ™ r Tlf Date date 20APR11 anm . _____ D. _____ Cr tcal ar Rl nc Q2MAY11 m3 Wote/ Casj/ o ton Rouge LA. y to Paaenum er flA M CC PROJECT 3278 Q start m lestons po nt O Pr mamrfl $yjtflfT . p lo F n sh m lestone po nt

STAT ONS202 216zx . . QJQ6DEC10 A DECVulT mr WW Pg 3 Q07DEC10A07DEC1C #‹ ‘ f g ALOFMSC C 7DÊC X . E ALOFMSC 5 DÊC 0 TD C X j £2 £rT£mt l/R L g 11PEC10A21FE 11A ( EXCAVAT FLL RR1600 EXCAVAT ON /F LL . HDRANASÉ nm .. : 3 0 14JAN11 A 31JAN11A HDHAHAGE RR1590 DRA NAGE . Lr mH n ‘CC H A OEM ANKMENT ACKFLL RR1650 EM ANKMENT / ACKF LL 3 0 14FE 11 A . REM WGAND S ALL CORRECT ces RR 595 REMOVEEXTGANO NSTALL CORRECT C ‘S 1 0 01MAR11 A 04MAR11 A la3[c8 T 551R n son CEMENT 7 0 17MAR11 A 18WWR11 A solCMtHT RR161Q SO LlhM Nt . : .. REMOVE R PUCEFAlLa) SOLCEMENT(N SS. OL.nd) DCH E: aFMTWF R RFPLACE FA LED SO L 7 0 12APR11 A 13APR11 A . _____ RR1615 REMTJV & HhMLAL fc rtLLUU au L HJ PP . .VUDDH a STONESMSECOUF SE RRT 55 STONE ASE COURSE 7 0 14APR11 A 17APR11 A CUF seurTER RH1f 0 CUR &GUTTER 15 Q 19APR11 A 22APR11 A RH1630 UH &UU cn _____ o ap T ASFH lTPMNG NDmCOURSE RR1635 ASPHALTPAV NG NDER COURSE 2 2 25APR11 A 21APR11 . r . ; oTflPHH LHSHT POLE ASES (R ver DepsmteM) RR2106 L GHT POLE ASES (R verDépendent) 3 3 25APH11 /AKHl RR 635 ASPHALTWEAR COURSE 12 2 19MAY11 20MAY11 . Mcow e _____ RRT66 UN0ERDRA1N SYSTEM T T Y JMÛZ1 ‘ l m’ RR 67 STR P NG/S GNAGE 3 3 21MAY11 24MAY11 frmfWJJMNAŒ l _____ L GHT NG(ADDED POLES W/REV SED LAYOUT) 1 10 2 M YT 2JÛN T H HT ADDEDFOLESW ™ RR1690 [LANDSCAP NG l llo3JUN11 03JUNT1 LAMDSCA G STAT ONS 216 233 . _T .M RR 7 S LTFENC1NG T 5 0 06DEC10 A 07DEC10 A SLTFENCNG RR1720 CLEAR/GRU 3 0 07DEC10 A 07OEC10 A CLEAFWGRU RF 73 REMOVALOFM SC. 2 Q 07DEC10 A 07DEC10 A REMOVALCFMSÇ. RR 7 5 EXCAVAT ON; F LL 20 0 08DEC1O A 01MW11 A _____ SH EXCAVATON/F LL RF 7 LAYOUT _J Q 11DEC10 A 13DEC10 A >LwrauT j _____ RR174 DRA NAGE Z H 0 26JAN11 A 05MAR11 A HoFA f AGE RR181Q EM ANKMENT / ACKF LL 3 0 18FE 11 A 24FE 11 A S M wOTfMOWU RR 75 ELECTR CAL UNDERGROUND Û 5 28FE 11 A T2MAR11 A MDp fcM OH RR5T REMOVE EXTG AND NSTALL COflRECT C ‘S 3rMF T M R TX wwywm HWUCCwrOM RR 770 SO L CEMENT Z 5 0 28MAR11 A 01APR11 A _____ SOLCÉMENT _____ RR TS STONE ASE COURSE ‘ 5 0 Q2APR11 A 11APH11 A USTONE ASE COUR SE RR 82 UNDERDRA1N SYSTEM 1 ê PRTT7 15APR11 A UN0ERDR svsre RRlTM CUR &GLTTTER 15 0 11APR11 A 14APR11 A l cuF. S0UTTff RRTT ASPHALT PAV NG NDER COURSE 4 5TT PRTT 2 RTPr \ mmH.lMmm.MmmCOURSE RR1860 PCCP’W 3 1 27APR11 27APR11 . PCCP1° mm L GHT POLE ASES (R ver Dépendent) 2 2 28APR11 PR T T E TO WO ASPHALTWEAR COURSE 21MAY11 24M TT HAL EARCOU E RR STR P NG/S GNAGE ‘ 3 3 25MAY11 27MAY11 (S flPWQ/aaNAQE RR1870 LANDSCAP NG 1 [ 2eMAY11 28MAY11 NDSCAPUS RR1850 L GHT NG 10 10 Q3JUM11 [l4JUN11 LleHT1WG STAT ONS 233 240 + 50 RR1890 S LTFENC NG 5 0 0 DEC10 A O DEC10 A SLTFENCWG RR188 LAYOUT 1 s 0 14DEC10 A 15DEC10 A LATOUT Startdate 6APR10 L 3 Early ar É&to 1 P nnac e Enterta nment SSS %%& 0SV1 H tel Cas no ton Rouge LA. S™ Paaenum er UA MCC PROJECT 3278 Q start m lestone po nt © Pr era gWfrmsJnç. Q F n sh m lestone po nt

US . nyjjy j É w a sJAN 1 A .. RR1900 CLEAR/GRU _____ .. REMOVALOFM SC. f[ S REMDVALOFM SC. _J _____ j™N11 A £gj JftvmL l nR 9 EXCAVAT ON / HLL gg £ 26JAN11A 8W A laKTU E p en Qnl f pMFMT 3 0 26MftR11 A28MAR11A SO LCLMLN RR1950 SO L CEKENT . . . no . STONE ASE COURSE l n 0 ncn gmMFRAqp ml RSE 3 # 01APR11 A 06AFR11 A _____ j _____ .. _____ .... RR1960 STONE ASE lUUhfo . . .rumT KUR SGUTt R aD aTn H H aflnTTFR 13 0 Q7APR11 A 14APR11 A T RR197Q CUH &taUl H . u N D ERD H AJN SYSTEM p onnn UNnFRDRA N SYSTEM 11 0 08APR11 A 13APR11 A ‘. RRa000 UNLfcKUHA NarS tWl . o APC M a 1 ASPHALT PAVUCEMOER COURSE 7 m975 ASPHALT FAV1NG NDER COURSE 4 0 17APR11 A 21APR11 A RR2040 PCCP 10 1 lg APF 11 £aAPR11 La RR2050 LANDSCAP NG . _____ 1 PR11 29APR11 l HTrol£ R rD RR2190 L GHT POLE ASES (R ver Dépendent) 2 2 30APR11 02MAY11 nn _____ .. . C...V11 ASPHALTWEARCOURSE RR1980ASPHALT WEAH COURSE 7 2 25MAY11 26MAY11 ™™ .™ RR e STR1P NG/S1GNAGE 3 3 27MAY11 31MAY11 smWKWWHME RR203O L GHT NG Q O 5JUN 25JUN L aH r G . GARDERE LANE D VERS ON t.vntrr RR206Q LAYOUT ‘ 3 3 02WY11 ]04MAY11 lL TOUT SS5 R DEMO D VERS ON LANE 5 5 05MAY11 10MAY11 DEMOD VEHSONLANE RR20 0 U WJU VtHS Ul LrtlNt: _____ H . .vyr T ljjvn H™ N RELOCATÉD R VER HOAD ATGAFlDERE RR2090 T E N RE LOCATE DR VER ROAD AT GAROERE 7 7 11MAY11 1 MAY11 _____ R V RHOADT E N+1Q0 . RR2100 TLÀYOUT 31 3M7JUN11 20JUN11 LATO1JT RR211C T E N AT R VER ROAD 5 5 20JUN11 24JUN11 TEWWR HRO RR2130 oEM3EX ST NG R VER ROAD s 3 JUM1 UN r E M.RW R VER HOAD T E N+240 _____ _____ .. . _____ .. . n JAnF RR2160 llNSTALL DRA NAGE 3 3 17JUM11 2QJUN11 NSTALL DRAGAGE RR2 4 T E N AT R VER ROAD 5 S 17JUM1 22JUN11 T.ENATRNERROAD RR2 5 DEMOR VER ROAD D VERS ON l\ 22JUN11 aSJÛN DÉMO ROAD D VERSE J 1 _____ RR 5 lARCHEOLOG CALD G(N C) 177j 73 03 WY10 A Q2AUG T j CH JLOQCALD NO RR 2T TEM ORARY DETOUR ROAD AVA LA LE 220EC10A T FORAP.YDETC.URROAEAVA E RR TEfrPORARY DETOUR ROAD N USE (HA MXK) W W 22D C JUHT J ARVCETOUKROAnNUSE OCKJ RRQ96Q CLEAR & GRU ROAD AREA (Archeo D g Area Crnpl) 0 29NOV10 A 29NOV10 A çumua KfUHAVtotUHmCm HRR S O LADOT F NAL NSPECT ON &ACCEPTANCE ts 1s 27JUN11 lsJ ÛT H AaQTP sPE ACCEPTA CE 1 SU0900 DESN/PROC/ KST NEW O/HELECT SERV CE ( Y 40 0 22OCT1O f\Z D oa KK WH W W.MWMlHél l Û O PHASE 1 PR MARY / LOW VOLTAGE DUCT ANK 16 22NOV10 A 17JAN11 A Œ m L0WVOLTAQ DucT AN . TT T .. . un . SS M TEMP ELECTRC AL SECOND ARfSDE SU1030 TEMPELECTR CALSECONDARYS DE 30 4 13DEC10 A 21JUN11 sU NDCMEST CWATER SERV CE 10 10 20JUN11 30JUN11 T n uf ™TCfJ [ SU1060 FORCED MA N SAN TARY SEWER NCL L FT STAT ON 2o 2o oUUL11 25JUL11 t data Pf APmo jjL 3 Early ar S fs mmz P nnacle Enterta nment 5S5 R’ : SAYT 1 f œ Wote/ Cas/no ton Rouge LA. { Summar y ar Paaenum er 12A MCC PROJECT03278 0 Start m l estone po nt ePr rrwa System nc. p F n sh r lestone po nt

SU1120 GREASE UNES . 2 3 10 um PH E PR MAHY OWVOLTAGED JCT ANK HOTEL) SU11S0 PHASE 2 PRll RY/LOW VOLTAGE DUCT ANK 28 0 17JAN11A ggMftH 1 A PHASESPR WY/LOwmTAGEDUCT ANK CAS NO) gUT PHASE 2 PR WHY/LOW VOLTAGE DUCT ANK 10 10 24MAY11 04JUN11 mECHllJC0Nt9lœw0MHnG WATER HO EL SU 240 S TE CH LUCONDENSER/DOMEST C WATER (HOTEL) 18 _____ 13 18MAY11 08JUN11 _____ .. SSrrECH LLCONDENSÈfW)OMEsr C WATER(CAS NO) SU1246 S TE CH LL/CONDENSER/DONEST C WATER 18 18 09JUN11 29J 1 joFFsrrESANrrAf YAVA ELF. 5U1252 OFFS TESAN TARYAVAtLA LE 0 #‹ #‹ >0FFsmEWATH AVA LA LE SU125 OFF S TE WATER AVA LA LE 0 0 02M Y1 oFFsrTEGASAVAJLAEŒ SU1264 loFFS TEGASAVA LA LE 0J #‹l 02MftY11 Z 1 _____ .. _____ .... 7; [K LEVEE MASS EAFTHWOFtK : rptunan l PVFF MASS EARTHWORK 21 40 17JUN11 03AUG11 CRL 1090 L V h rmsa mm mvunr JFOUNDATDNS SPREADFOO MGSNCLWAL WAYJ GRE 1060 FOUNDAT ONS (SPREAD FOOT NGS NCL WALKWAY) 54 54 05JUL11 06SEP11 _____ m nm. .le C 110O FRPSLOPEDPAV NG . . 4 54 12JUL11 13SEP11 F COL. WAU.S CRE2400 P/R/P ENTS COL’s WALLS 60 S0 19JUL11 27SEP11 CHE25Q F/R/P DECK SLA S 50 6O09AUG11 1SOCT11 _____ FWDECKSLAK _____ XT . T:; . n H: ‘ Qr.TWEftRReRWALLS PLANTEHS CRE2600 F/R/P ARR ER WALLS & PLANT ERS 24 24 05OCT11 0 NOV11 . . _____ CRE2630 ELEVAT ED ROADWAY L GHT NG 18 18 09WR12 29MAR12 PORTECOCHERETOF CRE26S0 UNDER PORTE COCHERE TOPP NG SLA (COAT NG) 12 12 30t R12 12APR12 . \ CR F LU GRADE 24 24J21JUL11 [17AUG11 EJFLL/GRADE CR T S UO UT L T ES 18 04AUG11 24AUG11 HUGUT mES CR1200 ROAD AS 18 18 25AUG11 15S P11 F OADMSÉ CR1300 F/R/P ROAD 3o 3o o9SEP11 l3QCT11 MWHOW j . ERECTANDD TA LSTRUCTURALSTEEL 42 42 Q9MOV11 31DEC l HÉRÉCTAKO ™™ P T 3 METAL DECK NG/FRP TOPP NG SLA 6 6 3J N MJ N 2 ALOEC FRPTOF P 6 EP C ROOF DECK 12 12 03JAN12 16JAN12 HEPK RaoFoeK _____ ‘ D H . HC .HH VESTeULE PORTECOCHERE ROOF EGK P 1080 VEST ULE/PORTE COCHERE ROOF DECK S 6 10JAN12 16JAN12 _____ T . .. . H r. . . .. :; GLASSSL PPORTFQNYWALL P 1530 GLASS SUPPORT PONY WALL fa 6 10JAN12 16JAN12 nVn .m .m SPR AYED FH EPF QC FM G FLÛO R EEAMS P 1560 SPRAYEDF REPROOF NGFLOOR EAM3 9 9 10JAN12 19JAN13 u ™ MT lwHr3 STAND NG SEAM TAL ROOF NG SYSTÉ 7 H Zg J ggfl K SZSSS P 1550 SPEC AL PA NT EXPOSED R DGE STEEL 18 18 17JAN12 06FE 12 ™ r;; ™ n.nn nnccm ] O MEP U N O EH FLQOH H. P 152Q MEP UNDERFLOOR R l. 18 18 20JAN12 09FE 12 n n r TT: # FASC ACLOSUHF SGUTTERSTR M P 1090 FASC A/CLOSURES/GUTTERS/TR M 15 llZZllo tZlll P 1110 GLASS /TRUSS CLOSURE ASSEM LY 15 15 07FE 12 23FE 12 . . r r r r TTT ra7n H METAL SDFFTT FAN FJ S P 1070 l flETAL SOFF T PANELS 15 15 10FE 12 27FE 12 rD VJ’ C’ rnn uj .. E3 GLASSS.GLAZHG SYSTEM (WALN P 1100 GLASS a GLAZ NG S YST E M (WALKWAY & 24 24 24FE 12 22MAR12 P 1570 VEST ULE CE L NG SYSTEM 12 12 23MftR12 05APR12 _____ .. _____ .. _____ P 1020 PA NT/TOUCH UP EXPOSED STRUCTUHAL S 6 29MAR12 Q4APR12 _J Startdate P6APR1Q [ t 1 Early ar 2UUÛ02 P/ msc/e Enterta nment ™ r7 r f Da aoao 20APR11 . _____ n Cr t cal ar RHnr ats Q2MAY11 8ROa O / CSS/OO SafOn / O /pe M. Summary ar Paaenum er m MCC PROJECT 3278 3tart m lestons po nt #˜ Prtmavçrgftqtemsjnç F n shm lestonepo nt

t jfl J MM W U _____ M_H TOK S UTFR T S SSANS OWST OTERS 5 RJ WAL 6 6 02APR12 07APR a _____ QUEPTHMolmED oFc L GH T PTR M OUT/LED/OFC L GH l N. HX . UH _j _____ jg g Jg g p 15D5 CARPET Z _____ .. 7 28APR 2 _____ 25AMH1 _____ (JPL NCH WD FNAL 11 1050 1 PUNCH AN. F NAL e] 6 Y12 h _____ .. 1 O FLL /GRADE EPL20Q0 F LL GRADE 1 _____ 17MAY11 07JU 1 ouNDEHGHOUNDUTL r ESJL GHTfOLES EPL2010 ‘ UNDERGROUND UT L T ES / L GHT POLES g _____ g at W Y11 2SMAY1J _____ vsrof1a D .TT rnRM FWFfl3R08JUN11 1SJUN11 EPL2040 STOHM tWtrt . _____ LOTEWSE p _____ TfrrRAo 6 6 17JUN11 23JUN11 PL2080 LOT A fc . _____ QcUR ANDGUTTER Sn f mR aN nrt lTTPR 6 6 24JUN11 30JUN11 _____ ... EPL2090 CUH ANU U LH . _____ ASPHALTLOT EPL2120 ASPHALTLOT . 1. 14 01JUL11 1 JUL11 CLEAN (.STRKLOT.MEC e w KWNC EPL2 CLEAN & STR PE LOT / MSC F1N SHES / PUNCH S 8J19JUL11 [27JUL11 _____ l : _____ ‘ l _____ GPL1Q 1 F LL/GRADE 30] 30 21JUL11 24AUG11 E _____ F LL. GRADE jrL1U U . rlLL unftuL . _____ .. _____ ; UNDERGROUND UT L T E5/L SHT ROLES GPL101Q UNDERGROUND UT L T ES /L GHT POLES 6 6 25JUL11 30JUL11 7TT . . . Vco oT 0STORMSEWER GPL1040 STORMSEWER 18 13 25AUG11 15SEP11 GPL10 0 L T ASE 14 14 16SEP11 01OCT11 JS. m. GPL1Q9Q CUR ANDGUTTER _J2 12 030CT11 150CT11 _____ .. _____ 13 GPL1120 ASPHALTLOT 18 1S17CCT11 Q5NOV11 ALT_T _____ .. _____ .. . . nt /MlT LAN DSCAPE/ RR GAT ON P 7f ANDÇCAPF / RR GAT ON G 6 07NOV11 12NOV11 _____ 12_: LA ML)a A ‘ nM.1l n N _____ nM ... CLEAN STmre OT/M C FM SUES/PUNCH QPL1190 CLEAN &STR1PE LOT ; MSC F N SHES f PUNCH 1 _____ 12 14NQV.1 J30NOV11 . l gT T CLEAR/GRU ATTURE&TEMPROADS 4. Ol 14JUN10 AJ27AUG10 A f HS c. AR.GR TTURÉSTEMJ AD. CA51Q00 FA /DEL VER P PE P LES 75 0 15JUN10A 18AUG10A _____ F/_D_W F t F3 CAST5 DR VE P PE P LE OTTOM5 & WELD TOPS 4 5 17AUG10 A 06OCT10 A _____ M RWP _™ mDTaR C sTlT DEL VER 230 TON CRANE & 265 K P HAt ER 0 24AUG10 A 22SEF10 A DE TONCRAN EH C S T FA / DEL VER ATTEHEO P LES S 15SEP10 A 24SEP10 A F/ _____ R1 TT _PL _____ CAS1120 DR VE P PE P LES 19 ) g>SEP10 A 13CCT10 A DRNEFKFWS CAS1300 CONCRETE F LL ©P LES 7 0 Q30CT10 A 19OCT10 A coNCR TEFLLeP p CASH 25 MO L ZE MASS EXCAV CONTRACTOR 2 5 13OCT10 A _____ C hmMW WfNlM T C sn ‘ DEGRADE R VER ANK [Per Lower R ver Level) 6 T4CCn 2 OCT10A 0E_l _Rl_™fl r _____ r l L _____ CAS 1400 NSTALLSTEELHP LECAPS 50 0 18OCT10 A 13DEC10 A _____ MhST_Lsr _____ hj P E CAPS _____ ST5 EXCAVATETWALL FOOT NG 5 19OCT10A Q NOV OA _____ TW L FOÇT G C S OT SHEET P LE/ ATTERED P LES £5 Q gSOCT O A 06D C10 A sH_ETF _____ Tp_oP _____ s ST9 F/R/P T WALL FOOT NG & WALL TO LEV _ff 5 0 _NOV10 T7PEC1Q A . / .ropr . . _____ CAS 1700 EXCAVATE AS N 18 0 13DEC10 A 28DEC10 A HEXCAVATERAaN CAS 1800 ‘ REVETANT MATS AS N 36 Q 2.DEC10 A 11MftR11 A _____ REVE™ÉNTMATS. A _____ f s gno SOUTH AS N ERM 8 0 24JAN11 A 02FE 11 A SOUTHaASW E M CAS1630 REMA N NG ERMS(NORTH&EAST) 4 ok ANÛ E ûf] HHaW H _____ slN0 TH. r) Hhrtdat Pf AFFM. L 1 Early ar Qn l ttf 21 2 P nnacle Enterta nment cZ7LT Data date P0APR11 _____ ... . n J u H Cnt cal ar Hundl 02MAY11 R( ote/ C . LA Sumrrery ar Paoenum par 14A MCC PROJECT 3278 Startm lestonepo nt ©Pr rna ra Wrr f. nc. [Q F n sh m lestone po nl

P Ç K WAL rof MR TCepend 10 10 13JUL11 ‘ 23JULV F LL ATsrœLr7T MM ;tASTEERM) CAS162 F LL AT ST A L T Y ERM 3 (EAST ERKft 4 4 Q3AUG11 06AUG1J F EVETU JTMATS.UNDERF OD UMUOWR SE çAS1610 REVETANT MATS UNPER POD UM LOWR SE l 8J03AUG11 16AUQ11 ZZ ZZ J 6ET ARGE’RNE LEVEL DEPENDENT (HAMMOCK) CA53Q00 SET ARGE ‘R VER LEVEL DEPENDENT (HAMdOCK) 61 [ 26 ‘ 10MAR11 A ‘0 1L 3u rww nw C S3 55 LAUNCH & TEST ARGE SECT ON A 7 0 13FE 11 A 25FE 11 A RA SPORT EARGESECT™ A(RWERLVLDÉPENDENT CAS301G ‘ TRANSPORT ARGE SECT ON A (R VER LVL 5 0 10MAR11 A 14MAR11 A n mgMmm taW Wl M W S3Q2r T MP MOCR/ N T AL 13 P LE CAPTURE OEV1 S 6 0 15MAR11 A 24MAP 11 A luu nWW M N CAS30 5 LAUNCH TEST ARGE SECT ON 7 0 E A TOA T(VU™E™6 CAS3060 THANSPORT ARGE SECT ONS S 0 2MAR A 17WR A wM mfr. lMM r CAS3Q70 TEUP MOOR/ N T AL16 P LE CAPTURE OEVlC S 9 0 1 MAR1 A W A 4a ™ FLL . 0 CE PLEURE SECTES S W ALLAST/ NF LU AL. OCf P LE CAPTURE SECT(A > 30 26 28MAR A Y JH C CAS3115 LAUNCH & TEST ARGE SECT ON C ‘ 0 0SMAR11 A 13MAR11 A ; n . HPH A auucn A TRAN SPORT AH GE SECT ON C CAS3120TRANSPORT ARGE SECT ONC 6 0 14MAR11 A 2ÛMAR11 A . . S SS/ N T AL 16 P LE CAPTURE OEV S 1 5 26 R T PR T ; l ZZ L C S nTS ALLAST/ NF LU AL.10OF P LE CAPTURE SECT( C) 30 15 T PRTTA Tg YTT mfH mmMamMmHmm C S3 7 WELD PAD EYÊS 18 18 04JUN11 24JUN11 HWELDPADEYK t A ‘J1 WCLUr WL/ClCO _____ 1H SPEFU ANENTMOOR NGCHA N CAS3310 PERMANENT MOOR NG CHA N 12 12 25JUN11 09JUL11 £CT n TRUCTURALSTEEL CAS350Q ERECT & DETA L STRUCTURAL STE L 36 60 19MHY11 29JUL11 Gl ERÉCTaDETALSTRUCTUR . STEEL S55 T CAS NOGAMNGAREACELL DECK NG/PRES TS f8 Z7 Q1JUL11 02AUG11 OGM GAH CELLDEC PRE.ETS sW lEV r2FLCORDECK NG&RCOFDECK l l lU l û RF™™ CAS3400 FRPTOPP NGSLA LEVEL 1 20 £0 03AUG11 25AUG11 HFRFTOP GSLA LEVEL . r ; 7Z n.. . O FFFTOFflNG SLA LEVEL2 CAS3G0O FRPTOPP NGSLA LEVEL 2 17 1706AUG11 25AUG11 ™ L AajOUU rnr lurn TOomuL :. _____ 7 g n o’tTSV FHPPERMETEf WALL CUR S LEVEL 1 CAS3620 JFRPPER >ETERWALLCUR SLEVEL1 6 6J26AUG11 [Q1SEP11 \ 1 CAS4040 SETROOFTOPEQU PMENT [ 2 12 0SAUG11 19AUG11 OsETROOFTOREOL ENT C S473 SCREENWALLFRAMNG 6 6 20AUG11 2 MmT ‘ m™ ° C S4755 SPRAYF REPROOF NGLEVELS1&2 18 18 26AUG11 T S PTT SSPRAvnREPRC LEVÉLS 15 S4 EXT/FHA /SHEATH/E.rSgaEARSf H CL PS 2 4 2671. 23 1 a ( . CAS4000 ERECT PRE FA E FS PANELS SE SW NW 12 12 02SEP11 16SEP11 ERECTPRE PA OFSPANELS SE sw NW _____ 77; .rn TTTt c n T Q LOW ROUF EASTTOSOUTH CAS4310 LOW ROOF EASTTO SOUTH 18 18G2 rP 1 23SEP11 #‹ 3 v _____ .. . .. _____ HJO nT; V ccon lNSTALLHOOFTODCr.WALLEJASSEM LYTOPOD UM CAS4330 NSTALLRCOFTOEXT. WALLEJ ASSEM LYTO 9 9 14SEP11 23SEP11 1 . . rr . nj T : ER ECT SC R EEW WALL FAC AD E CAS4320 ERECT SCREEN WALL FAÇADE 9 9 24SEP11 04OCT11 CAS43Û0 H GH ROOF 13 12 24S P11 07OCT11 HHGHROOF CAS4500 EF S (F NAL COAT/CAULK NG) 24 24 28SEP11 25QCT11 _a _____ cAS4700 GLASS/GLAZ NG Z4 24 lOOCT11 O5NOV11 E3 SLASSGLAZKG _____ CASH 060 MEP OVERHEAD ROUGH N 12 12 16AUG11 29AUG11 A™LTSTORTRACK CAS 101Q LAYOUT&TOPTRACK ‘ ‘ a 8 17AUG11 25AUG11 HLATOL T4TOP™ H L A llUlU LWTUU ft UT HHUV ... ‘ T EFT D LACKDUT(DR FALLPAlNTfCEl GSTRUCTURE CASH 170 J LACK PUT (DRY FALL PA NT) CE L NG STRUCTURE 6[ 6 3QAUG11 [06SEP11 ; ‘ [ Startdate 26APR10 EarlV ar ™% Sf P nnacte Enterta nment rZT R. n oPMAY Ma H tel Cas no ton Rouge LA. nn Summary ar Paaenurrfcef 1$A MCC PROJECT 3278 $ g mj estone po nt ©Pr rnaveraSystems. nc. F n shm lestonepo nt

P Sl U W ErL NGS 8 3 07SEF11 15SEP11 MEHW LLH CAS 1040 NEP WALL R. . 6 S_SEP11 _____ 22SEP11 CUVER UP NSPECT ON CASH050 COVER UP NSPECT ON ° ° f l]] TTrW nrjHYWALL C SH07 DRYWALL 0 OCT11 170CT T DR W WEANDFLOAT 8 13CCT11 210CT11 CASH 090 ‘ PA NT 1. SPTU .g OCT11 SPÉC AL FLOOR G m UFFET SEHTOG UNE CAS1142 SPEC AL FLOOfl NG UFFET 5ERV NG UNE 3 3290CT11 Q1NOV11 . DM LLWORHWDCOUNTCRTOF S.TEMPA CASH 130 M LLWORK AND COUNTER TOPS TEMF A R 9 9 29CCT11 08NOV1J SET UFFP UNE FOOO SERV CE EOU PMENT CASH410 SET UFFET UNE FOOD SERV CE EOJ PWEN 12 12 02NOV11 15NOT11_ wU.lU H .l LRl CAS 1150 WALLT LE& SPEC AL WALL F N SHES 12 \J _____ 09NOV11 _____ 22NOV11 HNTER ORGLAa.GaGUtfNGFe.AMES CASH 160 NTER OR GLAZ NG & GLAZ NG FHAM S 13 13 14NOV11 01DEC11 sTONE/TŒFLOORrJG C S T STONE/T LE FLOOR NG 3 5 15NOV11 19NOV11 CASH 110 SPEC AL CE L NGS 9 21NOV11 03DEC11 MEPTFM0UT rA 11190 H/FPTR MQÙT S 6 03DEC11 09DEC11 OA j \A tr H nnmJ WOOD FLOOR NG CAS11220 WOOD FLOOR NG 5 5 100EC11 15DEC11 _____ r WT CASH £30 CARPET _____ 3 3 16DEC11 19DEC11 T5 S 1440 CLEAN PUNCH & F NAL 9 9 20DEC11 30DEC11 _____ OCLEAN.RJNCR F NAL CAS’1 OWNERFURN SHED/ NSTALLEDFF&E 0 0 31DEC11 s OCONF TO O FLETON CAS 1760 CONTRACTORSU ST COMPLET ON °l Ql 31DEC11 Z. FEATURE AR/H L M TS/POKER _____ RhnA rn n qPp MEPOVERHEADROUGH. N CASH 180 UEP OVERHEAD ROUGH N 6 6 30AUG11 06SEP11 p r mcr n n orn ( LAVOUTSTOPTHACK rA l l9 1 l AYOUT & TOP TRACK 5 5 07SEP11 12SEP11 CA >[1190 LATUU & UT \ . LACKOUT(DP yFALLPA lT) FEATUHE AH CLNGAREA CAS 1250 LACKOUT (DRY FALL PA NT FEATURE AR CLNG 2 2 13SEP11 14SEP11 ‘. CASH 460 F REPLACE ROUGH CONSTRUCT ON 5 5 15SEP11 20SEP11 . . rn ocnn fl FR AME WALLS & C E LN GS CAS 1210 FRAME WALLS & CE L NGS 9 9 16SEP11 26SEP11 CAS 1240 MEP WALL R1 6 23SEP11 29SEP11 MEPWALLR. . US œVER UP NSPECT ON Q 3 S PT1 ™ CASH 270 DRYWALL 9 9 1 OCT11 27QCT11 ODRYWALL CASH 280 TAPE AND FLOAT 9 9 220CT11 01NOV11 APEANDFLOAT CASH 290 PA NT ‘ ‘ 6 6 02NOV11 08NOV11 l l _____ .. . ; _____ ; :. MLL WORKAN D COU NTER TOPS TEMP A R CASH300 MLLWORK AND COUNTERTOPS TEMP A R 3 07NOV11 15NOV11 CAS 11750 SET HOOK UP P RE PLACE 4 4 16NOV11 19NOV11 SET HOOK UPF REF ACE CASH310 SPEC AL WALL F N SHES 18 18 16NOV11 09DEC11 SSPECW.W .LF HES rAS tlPf) STONE/T LE FLOOfl NG 5 5 10DEC11 15DEC11 Sf L AR AREAZER COUNTER EQUANT g gl D n 1 CASH350 SPEC AL CE L NGS 9 9 16DEC11 27DEC11 HSPECWLCEL1M3S CAS 1360 MEPTR MOUT 6 6 27DEC11 03JAN12 TnZZ r CAS 133 WOOD FLOOR NG _____ J 5 04JAM2 09JAN12 wowwxmwa CASH 340 C RP T 5 5 10JAN12 14JAN12 CARPET L #‹ ‘ #‹ U WnrL ‘ . . ttCLEAN PUNCH SFHAL CAS 1430 CLEAN PUNCHS F NAL 9 9 1QJAN12 19JAN12 _____ CLEAN NGH AL T z _____ .. . . O OWNER FURNlSHED lNSTALLED FFSE CAS’1610 OWNERFURN SHED/ NSTALLE0FF&E 0 0 20JAN12 CONTRER au esr COMPLETS CASH 770 CONTRACT OR 5 U ST COMPLET ON o 0 20JAN12 Z PU L C RESTROOMS/SERV NG STATTOS/ OH .J EP FP MEPOVERHEA.RO H .M CASH360 P OVERHEAD ROUGH N 8 3 07SEP11 15SEP11 l cAS 1390 LAYOUT&TOPTRAÇK 5 s l6S P11 21SEP11 LArouTSTOPTR K Sta date 2 APR10 ‘L lEarly S f gS f P nnacle Enterta nment ESSu Da a date 20APR11 m . .. n n > A 1G Cntcal ar Run tP 02MAY 1 Rœ Wote/ Cas/no Saton Rouge LA. Suramary ar Panflnumter 16A MCC PROJECT 3278 Start m lestone po nt e Pr nce Sreterrt jr c. lo F n sh m lestons po nt

Jffg SgggggHc lL N g 1 _____ 6 g P11 SEP11 _____ EPWALLRJ CASH 480 MEPWALLR. . . 1 fa Zlt _L OCOVÊRUPMSPECTON l CAS 1490 COVERUP NSPECT ON _____ °. 006OCT11 QDRVWAU C S 50 DRYWALL _____ £ T/1 #‹ % WE T fes TAPEANDFLOAT g. g 02 NO VU % _____ pANT 5SS 52 PA NT .1 9£gNOV111SNOV11 a l™EFL0OH LS CASH 540 T LE/STONE FLOORSWALLS 1£ 19N0V11 °6DEC11 0 TO ET PA TrrowsœC ESSORES CASH560 TO LET P ART T ONS/ACCES S OR fc S 9 03DEC11 13DEC11 SM LLWORKA MDCOUNTEFTOPS 11 CASH 530 M1LLWORK AND COUNTERTOPS 15 15 07DECV _____ £3DEC11 C PET.RESLENT l CAS115 Q CARFET/RES L ENT _____ .. 2 5 24DEC1 1 30DEÇ11 HSCT CONNECTSERV CEEOT EQU™ENT CASH 740 SET / CONNECT SERV CE AR EQU PMENT 15 15 24DEC11 12JAN12 lù0QfmmW CASH570 ‘ DOORS/HARDWARE 4 4 31DEC11 05JAN12 _____ MEPTHMOUT fflgu Rn SpPTRtMOUT G e 10JAN12 16JAN12 ... CAS 1550 Vfcl 1 t HMUU . flCLEAN PUNCH &F MAL r j\cn Kn r FAN PUNCH F NAL 9 9 17JAN12 26JAN12 CAS H 450 CLfcAN KU w n a T NHL _____ .. OOWNERFURN 5HEG S™_LEDFFSE l CASH820 OWNERFURN SHED/ NSTALLEDEF& E 0 0 27JAN12 OCOKTRACTCRSU ST COMP.ET CA.SH780 cONTRACTORSU STANT AL COLLET ON [ 0 0 27JAN12 GMMNQFLOOH CAPE _____ h.nrru Ea.effl HHD wjeH.1. CAS 140Q MEP OVERHEAD ROUGH N 36 36 30AUG11 11QCT11 ‘ CAS 1590 LAYOUT&TOPTRACK(FURRDOWNS) 9 9 120CT11 21CCT11 gjjûjjjjT ttACK PUT (ORV PALLPA NTglUNCS HUC U g g TZ r T CAS 11610 FRAME WALLS/ FURRDOWNS/CE L NGS V 11 290CT11 10NOV11 CASH 620 vEP WALL R 5 5 11NOV11 16NOV11 MEPWfflj.n CAS 1640 COVERUP NSPECT ON 0 0 17NOV11 v CAS 1630 DRYWALL 15 1S1 NOV11 08DEC11 D™1 M CAS 11 650 TAPEANDFLOAT 15 15 23NOV11 13DEC11 DTAPEAND FLOAT CAS 11660 PA NT 15 15 30NOV11 16DEC11 mmn al100U r ECAGO.’ LLWORH M VALS CAS 1730 CAGEMLLWORK/METALS 15 15 07DEC11 23DEC11 X . > 7 nl:f.t OSTONEeR CKVYALL F N SH ES CAS 1 70 STONE/ R CK WALL F N SHES 9 9 14DEC11 230EC11 amrm w l FrlKH™ CASH 680 SPEC AL WALL F N SHES 12 12 20DEC11 04JAN12 ™ T. 1 CASH 690 SPEC AL CE L NGS 36 36 05JAN12 15FE 12 7 CASH 700 CARPET 24 24 25JAN12 22FE 12 ™ CASM71 NEPTR MOUT 27 27 26JAN12 25FE 1Z _____ GHMEFTH UOUT 11720 CLEAH PUNCH AND RNAL H 24 W 2 _____ 7gR12 _____ T . CASH 790 CQNTflACTOR SU ST COMPLET ON 0 0 19W\R12 _____ CAS 1930 lAMADJUSTSECUR TYCAMEHA’S ( N T AL) 15 15 26JAN12 11FE 12 . HJUPOOU CASH 920 SURVE LLANCE ROCfA EQU P COMdSS ON NG F 16 23J 2 _____ 15FE 12 T Z1 TT CASH 950 OWNER FF&E GAUNG EQU PANT NSTALLAT ONS 30 30 30JAN12 03NWR12 r rL H T CASH970 sTATEPOL CE/A S F NAL NSPECT ONS &CERT F. 3o 3o l3FE 12 l7MAR12 STATEPOL ASSF sreT PU L C RESTROOMS/SERV NG STAT ONS/ OH SET OLEWH HYDRAULCF MPMU CAS12005SET PADDLE WHEEL HYDRAUL C PUNP EQU P UENT 6 26AUG11 015EP11 _____ .. SETG NERATORSONFLOOH CAS 12010 SET GENE RAT ORS ON FLOOR 6 6 29AUG11 03SEP11 CAS12000 NCPOHROUGH 24 24 120CT11 08NOV11 QMEPO ROUGH C ST2020 LAYOJT&TOPTRACK 12 1g l40CT11 270CT11 l LAWT W1 K Startdale 26APR10 t a a Early ar Ea te m&g P nnac e Enterta nment ™ rT f [’atadate 2QAPR11 _____ ... _____ .. _____ .. Crt cal ar RmdJe 02MAY11 RM H tel Cas no ton Rouge LA. Surm ary ar Paaenum er TA MCC PROJECT 3278 stgrt m lestone po nt ©Pr m er System; pc p F n sh rr estonepo nt rff SsSf FRA ™ wALL s s CE UNGS . 11 f 2 OCT _____ ;7NOV ‘ ‘ Q . EPWALL . rT cS PWALLR. . 15 1508N° 1 °V11 oo UP m CAS 2050 COVERUP NSPECT ON _° _____ Q 29NOV11 DRYVYALL C S15 6 DHVWALL ™ 12 30NOV11 glL HTMFL0AT l 1 ™ TAPEANDFLOAT 9 g°™C11 16DEC11 T CAS 2 § 7 PA NT 12 12DEC11 MDECV . l CAS 2090 CE L NGS 9 9 17D C11 23PEC11 fl M U WORKAND COUNTERTOPS CAS 2110 MLLWORKANDCQUNTE TOPS £ 9 20DEG11 30DEC11 SPK FLOORNGSK TCHENS CAS 2120 SPEC AL FLOOR NG® K TCHENS S 29DEC11 05JAN12 HTVPCALFLOOR N G/ ASE CAS 2130 TVP CALFLOOH NGf ASE 9 9 29DEC11 09JAN12 DTL£WALLSSFL0ORS CAS 21Q0 T LEWALLS&FLOORS 31DEC11 Q7JAN12 esETFOODSSRv CEEQUfMENT/HEPCO CAS 2150 SET FOOD SERV CE EQU PANT / MEP CONNECT 18 18 06JAN12 26JAN12 ETFWTTOH M CH MM CAS 12170 TO LET PAHTlT ONS;ACCESSOH ES 5 5 09JAN12 13JAN12 OMEPTH MOUT CA5 2140 NEP TR MOUT ‘ 9 9 2QJAN12 30JAN12 fta TtU mer m v w _____ .... . . _____ ...MO DOORSWD HARDWARE n ç o cn nnORÇ ANO HARDWARE 9 JUJAN 2 CA jl21 O UUUHa flWU nrtnunwnE . H CLEW PUNCH AND F NAL CASmao ‘CLEAN. PUNCH AN D F MAL 15 15 31JAN12 16FE 12 OW UR HED TALUDPF CAS 2560 CWNER FURN SHEMNSTALLED FF & E 0 1 TCHENS CAS 2590 CWNER URN N K TCHENS 12 12 17FE 12 01MAR12 J lL _____ T . dCONTRACTORSU STCOMPLET ON CAS 253Q cOfJTRACTORSU STCOMPLET ON of #‹l [17FE 12 Z. PRE FUNCT ON/MULT1PURPOSE . . a nwn>/11 n nPn POHROWH CA5 2190NEPOHROUGH _____ 1 18 10NOV11 Q3DEC11 CAS 2200 LAYOUT&TOPTRACK 12 12 12NOV11 29NOV11 UVOUTSTOPTMCK CAS 2220 FRA SE WALLS & CE L NGS Û 8N V 17DEC11 SFRAMEWALLSACE OS C S 22 MEP WALL R1 18 18 19DEC11 1CJAN1 E MEPWALL.t CAS 2240 COVER UP NSPECT ON ( n t al) 0 0 30DEC11 _____ HnR™ Lw .LS CHLKGS CAS 2250 DRYWALL WALLS & CE L NGS 15 15 31DEC11 1SJAN12 PF WnF nAT CAS 2260 TAPE AND FLQAT 12 12 10JAN12 23JAN12 ™ CAS 2270 PA NT 15 15 16JAN12 01FE 12 777 TTTTTTTTS ngggmn S MLLWO KSCOUNTE TOPS CAS’g LLWORK.COUNTEHTOPS AN FP WUH mM.. S 2M° WALL & FLOPS T LE RRs p FR H ON FLOO TAS 2110 STONE/T LE FLCOR NG 12 12 02FE812 15FE 12 L Aa ASJU a urcc/ LE rmun nm _____ T EET TO LET PAR T TONS/ACC ESSOR es CAS 2390 TOLET PART T ONS ACCESSOR ES 3 9 11FE 12 21FE 12 CAS 2290 MEP TR MOUT 3 15FE 12 23FE 12 .n™1 C . T[ ™ CAS 2340 OPERA LE PART T ONS 6 6 16FE 12 22FE 12 OPERA LEPART ONS CAS 2360 CARPET 12 12 01MAR12 14MAR12 HC flPEr : nH. ; DOOHSAND HARDWARE CAS 2370 DOORS AND HARDWARE J 9 06 R12 _____ 15 R12 CUAN PUNCH AN™ CAS.23 0 CLEAN PUNCH AND F NAL 12 12 16MAR12 29MAR1 > OO RFUR E ST CAS.2570 OWNER FURN SHEDMSTALLED FF & E _____ ‘ Muaa o CONTRACTORS.SSTCOMFU CAS 2540 CONTRACTOR S U ST COMPLET ON 0 0 [30MAR12 _____ V P LOUNGE F N SHES fl7 ra.11 h9Mnul1 TERHACEGUARDRAL CAS 2520 TERRACEGUARDRA L 6 6 Q7NOV11 12NOV11 TH1FFC C OAT G CAS 251Q TERRACE TRAFF CCOAT NG 4 4 14NOV11 17H0V11 TERRAOE TRAFFCCOAT G fta D U mnnHOE mnm HMa _ r 7Tt... c rr FFEPUACEROUGH CONSTRUCT ON CAS 25O0 P RE PLACE ROUGH CONSTRUCT ON 5 5 3WCT11 05DEC OUT.DR LP CAS 2210 LACKa T(ORV FALLPA NTt AR qL ffLH H H . CAS 2460 HARD CE L NGS W TH MOULD NG [GFRG ) 15 15 l9JAW2 F _____ tar date 26APR10 L ù Early ar t shHfte ™ P/ macte Enterta nment Sf gyg SV H te/ as no afon A LA SjS r Panenum er 1SA MCC PROJECT 3278 Q Start m lestone po nt ©Pr maveragw1em lnc;. o F n sh m lestone po nt

l CAS 12410 STOME/T LE aOOR MG H 02FE 12 _____ 15FE 1g _____ HMLLWORK SU MLLWORK 2 24Q4FE 12 ° R12 wwmcalWM CAS 247Q PA NT/SPEC AL CE L NG F1N SHES 6 6 D6FE 12 j1 FE 1£ f SETMOOKUP AR ÉQU PENT CAS 244 SET/HOOK UP AR EQU PANT 5 5 15FE 12 20FE 12 Tw0OD EW CEL NQ CA512310 WOOD EAM CE L NG 3 3 1SFE 12 18FE 1J HHTOlLETP HTm0H9ACCEaaOR E C S 248C FTTO LET PART T ONS/ ACCES S PR E S 5 5 16FE 12 21FE 12 MEPTF MOJT l CAS12490 _____ H/EPTR1MOUT _____ 6 6 1 FE 12 24FE 12 OwooDFLOORfja C S 236 WOODFLCOR1NG 9 20FE 12 _____ 29FE 12 cmpCT C ST243 CARPET 6 g01MftH12 07 R12 CT;HaoKupFf) CA512450 SET / HOOK UP F REPLACE f 4 03MAR12 Q7MAR12 _____ CLEW PUNCH AND PWAL ‘CAS 12400 CLEAN. PUNCH AND F NAL 5 5 03W\R12 13MAR12 0OVYNEP.FU™ HM AU_ED CAS 2580 OWNER FURN SHED/ NSTALLED FF & E 0 0 14MAR12 coNTRACTORSUGSTCOMFt CAS 2550 CONT RACT OR S U ST COMPLET ON ] 0 0 UMftR12 jzx _____ .. 1 ;rn VJnnfvrn n . nl DOCKSERVCEELEVATOR (DS 1 ) CASSE1 1Q0 .DOCK SERV CE ELEVATORpS 1) j _gNOVn CASPE4 100 PASSENGER ELEVATOR (CP 4) M 24 5NOV 06DEC fflaflraw. T.ffl CASPE4 110 P ASSENGE RELEVAT OR (CP 4) NT. F N SHES 10 10 07DEC11 17DEC11 . T £ ;:; . 1 . PASSENGER ELEVATOR (CP A) E5TSADJU: CASPE4 190 PASSENGER ELEVAT OR (CP 4) TEST & ADJUST 6 6 19DEC11 24DEC11 ou CÀSPE2 1Q PASSENGER ELEVATOR (CP 2) 24 24 03OCT11 04NOV11 WasajaEREtEW w GP j cTs V PAsgNŒR ELEVATOR CP 2J NT. F N SHES H Q5 v7 T N vTl CA3PE2 190 PMSENGEREŒVATOR TEST ADJUST 6 7N V T û XZZvZZZ CASPE3 100 PASSENGER ELEVATOR (CP 3) 24 24 05NOV11 06DEC11 PASSER ELEVATC H.C™ NT PN ES CASPE3.50 PASSENGERELEVATORtCP NrF N SHES _J0 _____ 0 07DEC1 _____ 17DEC11 ££££%£££ CASPE3 190 PASSENGER ELEVATOR (CP 3) TEST & ADJUST 6 6J19DEC11 24DEC11 SRp165Q ERECTSTEEL SERV CE DR VE TRANS T ON 5 5 23AUG11 27AUG T TWW ™ ™ sRP1670 FRPSLA ON METAL DECK 3 S AUGn 31AÛ PSLA ONmECK ‘. _____ 1 CLR1040 AUGERCAST P LES 30 0 08NOV10 A 16DÊCTQ T ŒAUGERCASTPLES CLF 7 F/R/P TOWER CRANE 1 FOUNDAT ONS 6 TDEC TTD C O A flWfflWM Wtl WUHDSnQNS CLH10 0 FOUNDAT ONS 23 0 13DEC1Q A 22JAN11 A FOUHWJWM çLR1090 F/R/P TOWER CRANE 2 FOUNDAT ONS 1o o[gTDÊC10 A 30DEC10 A FWTG PWN l CLR1650 lERECT STRUCTURAL 5TEEL/ ECK (HA M)CK) 143 82 19APR11 A 05CCT11 mMHxmMmmamwm H CLR 675 luPGRADELOWR SE FOUNDAT ONS (AS 04) S o 16APR11 42WR TXl J ELOWR FO D S O startcta 26APR10 lE Early ar S fs mmg P nnacle Enterta nment rZTT gfr S H te/ Cas no ton Rouge LA SSt Paaenum er S MCC PROJECT 3278 Q Slart m estone po nt gPr’ma a9w1ans n£ Ho F n sh m lestonepo nt

HL H Œ H H _____ H SSuJÊÊ Ê /à MÊ 5 _PRT S RS GHDS5 T 3 T ff lO ff KEC REA GR r _____ ‘ . 5 19APR11 A 06JUL11 _____ pHASE EH CT.AHEA lGR DSG SJTaSa— l ‘CLH1720 PHASE ERECT ARE A 1 (GR DS G 5) TQ53’ S 12 19AP 11 A 22JUL1 _____ PHASE EflKT ARÉAz GR SA.G)TOW’ CLR1700 PHASE ERECT AREA 2 (GR DS A G) TO 53’ 7 14 19AFR11 A C2AUG11 m . ajT M. > ‘ CLR1746 PHASE EHECT AREAS 2 1 3 1 54 03AUG11 05OCT1J HFHPSLA ON MÉTAL OECKLEVELS S2 CLR171Q FRP SLA ON METAL OECK LEVELS 1 & 2 2 12 06OCT11 19QCT11 _____ H SFTWON F REPFOOF NG CLR1750 SPRAY ON F REPROOF NG _____ 12 13QCT11 26QCT11 FRPPERWETE CURES lHcLR173Q FRPP R METERCUR S 1 S 6120OCT11 26QCT11 . l ‘ ::’ _____ _____ .. _____ .. . 1 ; 1 TT SET ROOFTQFKWPMENT CLR1970 SETRCOFTOP£QUtPMENT .. S 06CCT11 lOCTl SC ALLFRAWJG CLR198Û 5CHEENWALLFRAMNG 5 J 12QCT11 17QGT11 ECTPREFAS PANELSCOLUMN G CLR16S0 ERECT PREFA EF S PANELS COLUK’N G _____ 5 5 18NOV11 23NOV11 lf LASE eLJ 7 G mRon R1 Agc GLAZ MG 6 2 NOV11 Q3DEC11 CL R 630 jLftaa/ULfta NU _____ .. lNSTALLEOTER ORWALL EXPANS ON JO NTSC CLR1990 ERECT SCREENWALL FAÇADE 6 6 12PEC11 17DEC11 kjl r 33 ; STTTHET n nrpn 0 FMALFK SH COATEF SPANELS G CLR16 0 HNAL F N SH COAT EF S PANELS G 9 9 12DEC11 21DEC11 . . . g r; EXTEH OR FAÇADE ACCENTS CLR1770 EXTER OR FAÇADE ACCENTS 7\ 7 15DEC11 [22DEC11 j _____ ; STUDS/SHEATH NGEXTER ORCOLU S 1.6 8.6 12 12127CCT11 _____ Mj _____ : WMœ ™™ TO5 E FSATSTEAKHOUSERESTURANT 9 5 ToN W 19NOV11 D E.SATSTEAKHOUSE REST T ÇÛÛWO E FS FAÇADE UPPER AND (ONLY) ‘ 4 4 21 NOM 1 28NOV11 ™ ™ (0f RW U LT UP RCQF NG STEAKHOUSE RESTUR W 12 glNO / 07DEC11 .PROO™ ™ ™ 7 TT .. n. _____ ..n pH: SGLASSGLAZ NG CLR1910 SLASS/GLAZ NG 15 15 29NQV11 15DEC11 031920 STAND NG SEAM ROOF SYSTEM 12 F D T 2 D cT m ™ ™ ™ CLR1940 ‘ TAL FASC A PANELS 15 15 22DEC11 10JAN12 MÉTAL FASCW PANELS cLm935 NSTALLEXTER QR WALL EXPANS ON j jsQDEC11 jûJw T .S ALL mH WALL EXPANSÉ PU L C RESTROOMS/SERV NG STAT QNS/ OH _____ ... C R M E/POHROUGH 2Q 20120OCT11 11NQV M FOHHOUGH CLR 12 LAYOUT&TOPTRACK 5 5 _____ UWÛUT4TOPTP CK LRT72l5 FRA WALLS&CE UNGS 9 TSN vT r5TD cTl Ç_g _____ gM _____ J gPWAU.R... 5 5 02DEC11 07DEC11 LPE™N CLR 1250 COVER UP NSPECT ON 0 D Q8DEC11 _____ v CLR 126 DRYWALL 2 12 120EC11 24DEC11 DRYWALL CLR 1270 T PEANDFLOAT 12 12 16DEC11 30DEC11 QTAPÊAND FLOAT CLRH280 PA NT 12 200EC11 04JAN12 HPAHT CLR 129 CE L NGS 7 7 05JAN12 12JAN12 DCELKGS LM 1 U _____ ; .. ... a . r; SFEClALFLOOHMGATKrrCHEN CLR 1310 SPEC AL FLOOH NG AT K TCHEN 5 5 13JAN12 18JAN12 _____ .. _____ .. r f r E CLR 1320 TYP CALFLOOR Na ASE 9 9 13JAN12 23JAN12 jrrP Aaow.MQWœ l S sETFOOD SERV CE EQU PMENT (SERVES UFFET) j 1s l9JAN12 o6FE 12 WW WCEEauM.T W rtdate 26APR10 E 3 EarlyLw Data date 20APR11 QDn _____ D . _____ ... UHM Cntjcal ar R datg Q2MAY11 RM Wote/ Casmo ton Rouge LA. _____ umrtwyter Paoe num er 20A MCC PROJECT 3278 0 s art rr lestone po nt Q Pr mera Systems nç. lo F n sh m lestone po nt

HlSo . ; : : :. #‹ Um . l a ‘ CLRlg040 NST ALL WALL/CE L NG EXPANS ON JO NT g _____ 6 O F l n tm.: n D OOR s ANO HARDWARE CLR 1350 DOORS AND HARDWARE 6 6 09FE 12 15FE 1 . CLEAN.PUNCHANDF NAL CLR11360 CLEAN PUNCH AND F NAL _____ 9 15FE 12 25FE 12 $OWNERFUHN6HED STALLEDFF CLR 209 OWNER FURN SHED/ NSTALLED FF & 0 Q 27FE 12 _____ gowNÉR URN N K rcHEN EQU CLH 2120 OWNER URN N K TCHEN EGU PMENT _____ 12 27FE 12 1QMAR12 CON mACTOHSU STCOMPLEnO CLR 15 0 cQNTRACTORSU STCOMPLET ON [ 0 0 [27FE 12 ‘ 3 WEAL RESTURANT . . . . MEPOHROUGH rYmtvon ngp OH ROUGH 1 \ 1212NOV11 29NOV11 CLR 1220 ft/tK UH Humj . . LAVOJT TOPTEACK CLR 1370 LAYCUT&TOPTRACK 3 3 29NOV11 01DEC11 LACKÛUT (oRV FALL PA NT)CE LMOSTRLOT; CLR 143Q LACK PUT (DRY FALL PA NT) CE L NG STRUCTURE _____ 4 30NOV11 03PEC11 FRAKmuwûa.MGS CLR 1360 FRAME WALLS & CE1L NGS 15 15 02DEC11 19DEC11 MER LLANDCELKGR CLR 1200 VEPWALL AND CE L NG R.l. 23 23 08PEC11 C5JAN12 (w _____ &MM) CLR 1390 COVEH UP NSPECT ON ( n t al hard l d) 0 0 27DEC11 ranRYWALL CLR 1410 DRYWALL 15 15 27DEC11 13JAN12 OTAK DFUDAT CLR11420 TAPE AND FLOAT _____ 12 05JAN12 13JAN12 l CLR 1440 ‘PA NT 12 12 10JAN12 23JAN12 ZDAP D C LNGS CLR 1550 STANDARD CE L NGS _____ #‹ WC T a 1 50 LLWORKANDCOUNTERTOPS . 1 18 27 AN 2 16FE 1SP FLW GAT CLR 1540 SPEC AL FLOOR NGAT K TCHEN a 5 31JAN12 04FE 12 _____ r n n n n n E3 SET H 00 K U P FOOD SER VC E CMP CLR 1560 SET HOOK UP FOOD SERV CE EQU PANT 13 1f _____ ™\\ UE ™ ™ CLR11460 T LE& R CK WALLF N SHES 15 15 17FE 1 05MAR12 CLR 1480 STONE/T LE FLOOR NG S ‘ 3 22FE 12 24FE 12 _____ STONOTLFFLOOH S CLR 1940 SUPPORT NTER OR GLAZ NG FOR METAL ROOF 10 10 25FE 12 07MAR12 H H .3LAWÛFO . . n. QlNTFROHGLAZNG&GLAZ NCFR CLR 1470 NTER OR GLAZ NG & GLAZ NG FRAMES 16 15 01MAR12 17MAR12 CTR WOOD EAMCE L NGS 6 06MAR12 12MAR12 WOOD ÉAMCEL NGS CLR 1500 MEPTR MOUT S 3 0 MAR12 16MAR12 MEPTR MOJT 20 NSTALL WALL/CE L NG EXPANS ON JO NT S 8 TM T TêWP . LRT S r W0ODPLANKT LE FLOOR NG 9 9 m T’22MAR12 J ™™ LR 52 SPEC AL CONCRETE FLOOR F N SH 12 12 23 R12 5 PR Z Z CLR 1S3° CLEAN PUNCH AND F NAL 9 9 OSAPH 2 10APR12 Kmm mmmmw CLR 2080 OWNER FURN SHED/ NSTALL D FF& E 0 0 17APR12 v CLR 2110 OWNER URN N K TCHENEQU PŒNT 12 12 17APR12 30APR12 ‘ ZZ CLR 189Q [CONTRACTORSU ST COMPLET ON 0 0 [17APR12 _____ STEAKHOUSE RESTURANT nMnv11 hunrr ‘ HMEPOVERHEADROUGH. CLR 1100 MEP OVERHEAD ROUGH N 15 15 30NOV11 16DEC11 CLR 1110 LAYOUT&TOPTRACK 6 G 17DEC11 23DEC11 ... . ™ m Q FRA E WALLS & CE L NGS MD CT 9J N r: ZZZ T CLR 195Q ROUGH N F REPLACE 5 5 03JAN12 07JAN12 RODGH NFREPLAOE 1 .. . .. MEPK WALL R.L CLH 1140 P.NWALLR... 6 6 7 AN 13JAM2 0com CLR11150 COVER UP NSPECT ON 0 0 14JAN12 CLR T DRYWALL 7 7 _____ J _____ WANDFLDAT CLR 1170 TAPE AND FLOAT 7 7 20JAN12 27JAN12 TAPEAND FLDAT [CLR 1180 JPA NT 1 H 7J27JAN12 o3FEET2 [ °PAflT gtartdate 26APR10 L J Early ar Ega _____ a a_££ P/nr cto Enterta nment ™ Thsfr Data date 20APR11 an . _____ .. . Ktfd Cr t cal ar RunV Q2MAY11 FTO 0 / CaS /70 atOfl ROUÇe LA. a _____ K_ummary . Paqenum er 2JA MCC PROJECT 3278 0 start m lestonepo nt ® Pr mera SystmJnç. lO F n sh mJlestone po nt ff Sn S uNGS ffcH J _____ ‘ l U4FE 12 sTONEfrLÉWALL5 aO0HSHESrHO l CLR 1590 STONE/T LE WALLS S FLOORS RESTROQM jj 6 Q4FE 12 10FE 12 SPÉC AL FLOOH N G 5>WTCH EN CLR 3 SPEC AL FLCOR NG §> K TCHEN 4 4 06FE 12 09FE 12 HM LLWOF K.W0ODWALLSWDC0U l CLR 140Q TJLLWORK WQOD WALLS AND COUNTERTOPS 8 18 0SFE 12 25FE 12 TOLETACCESSOR ES CLRH620 TO LET ACCESSOH ES 1 11FE 1£ 15FE 12 H NTER OR GLAZ NG emznc FRA CLR 161Q NTER OR GLA2 NG & GLAZ NG FRAMES 1 12 27FE 12 10MAR12 a SETHOOKUPFOOD SERVCEEÛU CLRH570 SET HOOK UP FOOD SEHV CE EQU PMENT 12 12 01MAR12 14MAR12_ £p W.0a 3S(l OFa)CL CLR 1630 SPEC AL CE L NGS (M RRORED CLNG GLASS C NGST 9 9 06MAR12 15MAR12 WOODFLOOH CTR 64 WQODFLOOH _____ 9 1SMAR12 26MAR12 MEPTR T LRtT S MEPTR MOUT 5 6 17MAR12 23NKR12 aHg P HpFT 5 5 27MAR12 31MAR12 . CLR 1650 CAMPtlzx . SETF HEFLACE 1F RER.ACEW CLR 1970 SET F REPLACE a F REPLACE WALL F N SHES 6 630MAR12 05APR12 ooaRSANDHARDWARE CLRH730 DCORS AND HARDWARE 3 JS02APR12 04APR12 _____ E GLASS CL S PROMENADES CLR 196 GLASS CLG PROMENADE/STEAKHOUSE AR 15 15 Q4APR12 20APR12 SCLEAN PUNCH AN DFNAL ÇLHT.66Q CLEAN PUNCH AND F NAL 12 12 29APR12 11MAY12 _____ M UM l CLR 2Q70 OWNER FURN SHED/1NSTALLED FF S E D g 12MAY12 HOVYNER URN .N K™ çTRlàlOO OWNER URN N K TCHEN EQU PMENT 12 12 12MAY12 25MAY12 coNTRACTORSUK rcf. CLR 1990 CONTRACTOR SU ST COMPLET ON °l °l 12MAY12 PROMENADE . r .r r’ ..M H EPOVEHHEADROUGH > CLR 1670 MEPOVERHEADROUGH N 15 15 17DEC11 05JAN12 1 lllTnralp CLR 1680 AYOUT S TOP TRACK 5 5 30DEC11 05JAN12 LAYO T&TOPTRACK OLrl 00 LMTW a wr mrwr ..M lFHAMEWALLS&C LNGS COMMONSR CLR 1690 FRAME WALLS & CE L NGS COMMONS RR 5 5 10JAN12 14JAN12 V Ln 11 _____ : 77; . . . .. n H PROMENADE EAM&COLUMN FRAM NG CLR 1700 PROMENADE AMa COLUW FRAW NG 12 12 16JAN12 28JAN12 n m . CCD MEPWALLCOLU mFURRH CLR 1710 MEPWALL/CC UMNFURRR. . 9 30JAN g 0SFE 12 OCOVER NSPKT™ CLR 1720 COVER UP NSPECT ON £ 0 09FE 12 CLR 174C 1 RYW LL 1 12 10FE 12 23FE 12 ™™ CLR 1750 TAPE AND FLOAT 12 12 14FE 12 27FE 12 HJ lP jgj>ORT0UCHUP PA NT PROMENADE RCOF _6 28FE 12 05MAR12 HZ ™ CLR a°° PA NT CO NROOMS . 6 6 28FE 2 R . O COUNTERTOPS’ CLR S2° MLLWORK&COUNTERTOPS 4 406MAR 2 09MAR 2 l M NMM N CLR11980 METAL EAMWRAP ALONG GR D K 9 9 06MAR12 15MAR12 CLR 1790 WALLa FLOOR T LE AT COMMON RR 8 6 08MAR12 14MAR12 PA.NTAN ALLCOVER FH CLR 1760 PA NT AND WALLCOVER NG PROMENADE 15 15 13MAR12 29MAR12 CLR 1770 MEP TR MOUT 12 12 3ÛMAR12 12APR12 wmMOUT 77T ... _____ ‘ nn DSTON&T LEFLOORATPROME CLR 1850 STONE/T LE FLCOR AT PROMENADE 12 12 30MAR12 12APR12 ™ CLR 2Q20 _____ NSTALL FLOOR EXPANS ON JO NT ASSE W L ES 18 13 02APR12 21APR12 NSTALLFLOOR EXPANSÉ. CLRH83Q COMWNROOMFLOOR F N SHES 2 2 03APR 2 MA wu m M CLR 1810 TQLET PART T ONS & ACCESSOR ES 6 6 03APR12 09APR12 CLR 1840 COMMON DCORS AND FRAMES 4 4 Q5APR12 09APR12 _____ CLR 1S60 PROMENADE CARPET 6 6 13APR12 19APR12 VjLn #‹#‹ 77; _____ CLEAN.FUNCHANCFlNA CLR11 70 CLEAN PUNCH AND F NAL 12 12 30APR12 12MAY12 UL g/1J UCH W rm n nnu r nn OoWNEFlFL RN SH D KS CLR 2060 OWNER FURN SHED/ NSTALLED FF &E 0 0 14MAY12 v CLR 200Q CQNTHACTOR SU ST COMPLET ON Q 0 14MAY12 . Z. PROMENADE R DGE _____ .. . OMEPOVERHEADf OUGR. N COMaFJEw CLR 186Q MEP OVERHEAD ROUGH N COMPLETE w/ CLR 1670 Q o Q5JAN12 v jaartdma 26APR10 Z 3 Early ar fs 2 02 P nnacle Enterta nment ™ 5 Data date 2QAPR11 nom . _____ .. . Cnt cal ar RundarP 02MAY11 R03 Wofe/ CaSfHD afon Rouge LA. Summary ar Paae num ef 22h MCC PROJECT 3278 start m lestone po nt ©PrjfwaSystems nc. lo F r shm lestcf epdnt

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Z E ECTPEM SUPPSERVKESGH JS 30 S JS S5 j SP lEH CT PEM SUPP SERV CES GR DS SO SJ xS4 S5 1 S 6 16JUN11 24JUN1J LMOJTANDTOPTHACKRATEDMEPWALLS SP1Q20 LAYOUT ANDTOP TRACK AT D MER WALLS 4 j a5JUN1T _____ 29JUN11 SETGENffl OR3 SP1060 SET GENERA ORS J> _____ G 25JUN1J O JULl] 1M OVEHHEAD EL TR£AL ÊN ATOHROOMS SP 1030 MEPOVERHEAD ELECTR CAL/GENERATORROOMS 6 6 27JUN1j _____ 02JUL11 F EOUT/F aK ENE ATORROOMS SP1040 FRAME OUT/F N SH ELECT/GENERATOR ROCW S 6 05JUL11 UJUL11 SEraKTOC . JUMSHT’ SP1070 SET ELECTR CAL EQU PANT J 6 12JUL11 16JUL11 _____ lEXTEH onDOORS AM AnDWAHE SP108Q EXTER ORDOOHS;FRAMES/HARDWARE [ 4 4]19JUL11 ]22JUL11 u 5[jrp El 10 03MAR11 A 28JUN11 l a lU6 MEP SP1005 F/H/P STRUCTURAL SLA 10 S 01APH11 A 25JUL11 Sr ERECT ALANCE OFSUPP SERV CES PEM3 1 16 26JUL11 S UGTT . P S .vEPOHROUGH N 8 S ÛG M Û ; . . H AYOUTAND TOP THACKWALLS SP1090 LAYOUT ANDTOP TRACK WALLS 8 8 1 AUG11 26AUG11 SP1100 FRANE WALLS 12 _____ 12 27AUG11 10SEP11 SPH l EP N WALL R 9 9 03SEP11 14SEP11 H MEP w WA .L R MnU Utr H ULL U COVEP HP NSPECT ON SP112Q COVER UP NSPECT ON 0 0 15SEP11 . _____ 77; . . 0P.YWALL WALLSCEL NGS SP1130 DRYWALLWALLS/CE L NGS 12 12 16SEP11 29SEP11 7X t cr). rt 7/v TH H QTAPEANDFLOAT SP1140 TAPEANDFLQAT 12 12 24SEP11 Q7QCT11 . ... . . _____ SP1150 Pf Mf 12 12 29SEP11 120CT11 af AKJ L 77; TTj n./v r ory T flCEHAM CT .E RRJLOCKER OOMS SP1170 CERAM CT LE RR/LOCKERROOMS 12 12 04OCT11 170CT11 . . T _____ .. ; . nnf f r H MLLW0f K AND COUNTEHTOPS SP1220 M LLWORK AND COUNTERTOPS 9 9 11QCT11 20OCT11 PT 5 MSCFLOOR NG TYPES (t d) 9 9 130CT11 CTTr HMSCFLOO . tp\Z S T COC ERS/FREEZERS/COLD PREP EQU PANT Ts 15 13QCT11 f J SSETCOOLE REEZE SCCLDP ™ P 95 TO LET PART T FS a ACCESSOR ES § 9 18QCT11 27 CT T TO LETPARTTT ACCE™ . r anpT LOCKE S& ENCHES SP1200 LOCKERS& ENCHES 6 6 220CT11 28QCT11 SP 240 DOORS A HARDWARE 6 624QCT11 29QCT11 DOOFS HARDWARE SPl M HtPTR MOUT 9 240CT11 02NOV11 T MGUT #˜P 235 OHDOORS 6 6 310CT11 05NOV11 OROOORS ar_L£ ufl u’J JnJ . .. ‘ el FAN PUNCHANDFNAL SP1250 CLEAN PUNCH AND F NAL 12 12Q7NOV11 19NOV11 CLEAN PUNCH ANU AL _____ r : OOWNER NSTALLEE FF &E SP1270 OWNER NSTALLED FF& E 0 021NOV11 v j ll£l unrcn r ftUJurra : CONTRACTO SueSTCOMFLET ON SP126Q CONTRACTOR SU ST COMPLET ON ° 0 21NOV11 1 04 lAUGERCAST P LES T 3[ 7 12JAN11 A 30JUN11 AueERCAsrr .ES H1090 FRP TOWER CRANE 4 FOUNDAT ON (NORTH) 3 8 23JUM11 01JUL11 P FRP P LE CAPS 30 15 01JUL11 19JUL11 OFRPF LÉCAPS T S FRP TOWER CRANE 3 FOUNDAT ON (SOUTHj 8 02JUU 12JUL11 Startdata 26APR10 m V ar s te mm P nnacle Enterta nment ŒrTTlf g aSSl ote Cas no ton Rouge LA SS Sr P aenum er 24A MCC PROJECT 3278 start rr les one po nt ©Pr m f 9vstgms1Jap. o F r shm lestonepo nt

H1200 ll/SMEP . L J l F l 0FMfSEHV CELEVH(34] H3000 ‘ f /R/P SERV CE LEVEL (341 5 8 26JULr C3AUG11 WALLS/COLSERU CETOLÉVEL H Tr WALLS/ COL SERV CE TO LEVEL 1 _____ 3 3 04AUG11 06AUG1 j OhRFLEVEL (CAS NOLEVEL531 T 3 6 RR/P LEVEL 1 (CAS NO LEVEL 53’) 8 S 08AUG1T _____ 16AUG11 W .L9CQLUML TO .5 P ™. H3112 WALLS/ COL LEVEL 1 T01.5 & g PART AL 2 2 17AUG11 18AUG11 _____ M EL W H315Q RR/P LEVEL 1.5 (641 . _____ 1. 3 £AUG11 22AUGJJ WALLS COL LEVEL 1.5 TO 2 ALANCE W5Ê WALLS/ COL LEVEL 1.5 TO 2 ALANCE 2 2 23AUG11 24AUG11 RWLML H32QQ RR/P LEVEL 2 (77) a 3 19AUQ11 27AUG11 _____ w SC0UJL _____ ..zTO rsann WAl et; rfll 9 LEVEL 2 T0 3 3 3 29AUG11 31AUG11 rr;.nn F/R;P l FVF T (86 671 5 4 01SEP11 06SEP11 H34O0 F/R/P LEVEL J(H .af ] .. WAU9COL5LEV L3TO1 T W LLST LS LEVEL 3TQ4 Z Z f _£ ™g W H3600 F/R/P LEVEL 4 (96.33] . 1 EP 1 EP11 w acCLSLML4TO9 H37 WALL5/COLSLEVEL4TQ5 2 2 13SEP11 14SEP11 . _. . H3800 RR/P LEVEL 5 (1081 4 14SEP11 17SEP11 WAUSOQLSLH&STOO H3955 WALL5/COLSLEVEL5T06 2 S 19SEP11 20SEP11 WALLS COLSLEVELS . 7 nccm Mcm F™ LEVEL6 115 67 ) H4Q00 RR/P LEVEL 6(115.67’) S 420SEP 23SEP COLLEV TO _H#}1 WALLS/COL LEVEL 8 TO7 2 2 SEP 2 SEP 42#‹#‹ . FW LEVEL 7 [125.331 4 4 26SEP 29SEP WALL COLSLEVEL7TOe H4300 WALLS/COLS LEVEL 7 TO 8 2 2 30SEP11 01OCT11 . 7 T . . ntfVTll FJRPLEVEL 8(135) J#} F/R/P LEVEL8(1351 4 4 01OCT 05OCT . UWOUK L. S WALLS/COLS LEVEL8TQ9 2 2 06OCT 07OCT LEVEL9( JW H4600 F/R/P LEVEL 9 (144.671 4 4 07OCT11 11QCT11 W V 7; .onfT ‘ nfY T WALLS COLSLEVEL9TO10 H4700 WALLS/COLS LEVEL 9 T010 2 2 120CT11 13QCT11 . 7 ; T TTTTFTT 1F/PJPLEVEL 10 (15433’) H4800 F/H/P LEVEL 10 (154.331 . . 4 4 3CCT 70CT K ooMa H4900 WALLS/COLS LEVEL 10TO 11 2 2 OCTH J90CT11 H5 F/R/P LEVEL 11 (1641 4 4 190CT11 22QCT11 FWLEva.n ( MJ H jUUU U J . .. 7. ;VjfvT 1 EnrTl1 W .LSCOLSLEVEL11TOWTEHSnr l H5100 WALLS/ COLS LE VEL 11 TO NT E RST T AL 2 2 240CT11 250CT11 . . . rH; nofVTn Ffl/PNTEHSrr lAL LEVEL ( 174’) ‘ H560Q RR/P NTERST T AL LEVEL (1741 . 6 4 5CCTn 280CTn _____ U u UWrn n .ll UL T 57 WALLS/CaS/WELLS/CUR S NTERST T AL TOLVL 2 5230CT NOV paOL a H5800 F/R/P LEVEL 12/POOL DECK (186.501 3 04NOV11 10HOV11 . : . .. ... . . . JWALLSCOLSLEVEL12TOPH LEVEL (NCLSTlJ Ct H5806 WALLS/CC S L VEL 12 TOPH LEVEL ( HCL STU 3 3 11HOV11 14N0V11 _____ H55 MSC.STEELg LEVEL 12 (POOL DECK) 18 6 11NOV11 17NOV11 .S LEVEL FOOLQECK nJ3U L_. T . . . r . SETF OOFTOPEaUlPMENT H5920 SET ROOF TOP EQU PMENT 6 .: 11NOV1 17NOV11 CM Hr 17 7 5812 F/R/P PH LEVEL (193.171 2 3 15NOV11 17NOV11 l wm MM M. 7) n3° . . . WALLSCOLSLEVELPH LEVEL TOMACHNEHOaW H5818 WALLS/COLS LEVEL PH LEVEL TOtVttCH NE HOOM g 3 18NOV11 21NOV S OL WL ± Ê 1 _____ PH. . g POOL CRAWL SPACE T S 8NoS r W f H5824 RR/P/ ECH NE HOOM (198.51 £ 3 22NW S8NOV ECTmsc.EEN LSTEEL H5836 ER CTPHSCREENWALLSTEEL 6 6 29NOV11 05OEC11 . . . ; . . . .. WATEF PHOOF N TER STTT AL LEVEL H5843 WATERPROOF NTERST T AL LEVEL 6 06DEC 2DEC wn UM H5842 SCREENWALLLOUVERS S FAÇADE 12 12 SDEC 9DEC llmlL rwro U H4 06 NSTALLDRYCAPON OthFLOOR 3 3 1£DEC11 J14DEC11 . Slartdate 26APR10 Earlyfcar rr S£f P nnacle Enterta nment ™ rXT f Data date 20APR11zx . Cnt cal ar Rundate 02MAY11 Rœ te/ Cas no ton flouge LA. Summary ar Paoe num er E5A MCC PROJECT 3278 Q start m lestone po nt ® Pr ma era Systems. nc. Q F n sh m lestone po nt

Z ZZ Efl CTSTEEUSTAf 5SEFlV CELEV La j s 5 (l F ECT STEEL/STA RS SERV CE LEVEL L3 S 6 19SEP11 24SEPJJ 0EHEC STEEUSTAKSLVL3 6 p£5§5 ERECT STEEL/STA RS LVL 3 6 6Q60CTn _____ 12 11 FnEPROOFSTÉEL SERV CE LEVEL er H5866 F F EPROOF STEEL SERV CE LEVEL 6th 3 3 13QCT11 15QCT1J lEnECTsreeuSTA HSLVLS s TS T ÉRECT STEEL/STA RS LVL 6 9 6 6240CT11 29QCT11 eF STST MDWeLVlS.1 1 TS Q ERECT STEEL/STA RS LVL 9 12 j> 611NOV11 17NOV11 F REPF OOFSTEELLEVEL6 TOP H59aQ F REPROOFSTEELLEVEL TGP NOVH NOVlT ( _____ .. ERECTSTEEL£TA FSSERV1CELEVH L3 ‘H5 10 ERECT STEEUSTA RS SERV CE LEVEL L3 6 6 26SEP11 Q10CT11 CTsrH l LVLW 7 582 EHECT STEEL/STA RS LVL 3 6 S 6 13QCT11 190CT11 _____ F1HEPRooFSTEELSERw;ELEvEL e t. H5 a6 F REPROCf STEEL SERV CE LEVEL 6th 3 3 20OCT11 22QCT11 fflKTSTEEL TmsLVL H583È ERECT STEEL/STA RS LVL 6 9 6 _____ 6 31QCT11 05NOV11 HERECTSTEEUSTAJRSLVLS Z Me;HAn ‘ FHFfT STEEL/STA RS LVL 9 12 6 6 18MOV11 28NOV11 H5840 H ll & tfcua M na LYL a \e. . . . F REPROOPSTEELLEVEL 6 TOP H5940 F REPRCOFSTEELLEVEL6 T0P 6] 3 29NOV11 [01DEC11 _____ .. T r l.n u . rj T T H EF eCTPHE.FA E FSFWaS2 4WEST pJTo ERECT PRE FA E FS PANELS 2 4 WEST 8 2 180CT11 190CT11 _____ .. . Tr.fv T ERECT PRE FA E FSPANELS4 6 WEST Lj7020 ERECT PRE FA E FS PANELS 4 6 WEST 8 2 210CT11 22CXT11 H/l U C CV rnC r #‹ C . . _____ .... . n ; ERECTPRE FA E FSPANELS6 8WEST H7f RECT PRE FA E FS PANELS 6 8 WEST S 2 2aOCT1 : 2COCT ; M/t) j tnt rncmnc rarH Kua _____ ;; .. n r r ERECTFP.E FA FJFSPANELSS 10WEST TrmZnFRFCT PRE FA E FS PANELS 8 10 WEST 8 2 280CT11 290CT11 H704#‹ LH L KH hADL raFHHCUO _____ ... ER CTPP.E FAHFJFSPANaS10 NTERSTWEST H7 5 ERECT PRE FA E FS PANELS 10 NTERST WEST 8 2 01KOV11 02NOV1 . ERV.ELEV VUWEST H7080 FRAME/SHEATH SERV CE LEVEL & LVL 1 WEST _____ 2 _____ 2 03NOV11 16NOV VEL L 0. H7490 E FS SERV.LEVEL & L1 WEST (Foam/Utesh/E FS Compl) 14 14 17NOV11 06DEC11 # EFS AL CSATW EST ÉLEVA H7410 E FS F NALCQAT WEST ELEVAT ON 25 24 05JAN12 01FE 12 . . 1 . . r . r .fvT H EaECTPRE FA E FSPANELS2 4EAST \ H7070 ERECT PRE FA E FS PANELS 2 4 EAST 8 2 9QCT OCTzx _____ .. H717Q ERECT PRE FA E FS PANELS 4 6 EAST 8 2 220CT 240CT ERECTPRE FA ELS EAST 7180 ERECT PRE FA E FS PANELS 6 8 EAST 8 1 260CT 27QCT .ERECTP.EF ERECTPRE FA E FSPANELS8 10EAST 8 2 OCT _____ OCT ERECTPR PANEL. STEAST TfT ERECT PRE FA E FS PANELS 10 NTERST EAST 8 02NCV 3NOV flFRA EATHSERVCELEVEL EAST H 10 FRAME/SHEATH SERV CE LEVEL S LVL 1 EAST 12 12 04NOV11 17NOV .™ LEVELL1 oa s c H7590 E FS SERV.LEVEL L1 EAST (Foam/Mash/E FS Compl) 14 _____ 4 1 NW11 07DEC11 Kr CWTwraH H743 E FS F NAL CQAT EAST ELEVAT ON 25 24J05JAN12 [01FE 12 . . 1 r _____ .. rVcnf r n 0 FRAM SHEATH SEHVEE LVL 6 SOUTH H710Q FRAME SHEATH SERV CE LVL 6 SOUTH 8 8 170CT11 250CT11 H/1Ut 1 HftMCfOnCrt n annvlVC LVL O J .JU _____ .... . QFRAME/SHEATHSEFV CELVL.ONaHTH H7 n FRA MF .’S F AT H SERV CE LVL 6 NORTH 3 8 240CT11 Q1NOV11 H7280 E FS SERV CE LVL 6 SOUTH (Fo a m/Me s h/ ase Coat) 3 8 260CT11 03NOV11 f U L . . D EFSSEHVCÉ LVL 6 MO RTH (Foan teshflase CoaO H7290 E FS SERV CE LVL 6 NORTH (Foam/Mash/ ase Coat) S 3 02 OV11 10NOV11 FRAM6SHEATHLMS6 TOPSOUTH H7120 FRAME/SHEATH LVLS 6 TOP SOLTT H 3 3 22NOV11 03DEC11 . _____ H7130 FRAN¢æ/SHEATH LVLS 6 TOP NORTH 8 8 02DEC11 10DEC11 ‘ ‘#‹U . 1 1 : ‘ r 0EFSLVLSf TOFSOUTH(Foa;rtMestl&SGCoa1 H7300 E FS LVLS 6 TOP SOUTH (Foam/Mssh/ ase Coat) 8 8 05DEC11 13DEC11 tartdate 2 A R10 E E™ y ar F n sh date mMlZ P nnacle Enterta nment SS Sr gSV Wotey Cas/no ton Jtagp M. S Pana n m er 2SA MCC PROJECT 3278 ç Start nllestonepo nt a Pr rnavera Systems. nc. > F n sh m lestone po nt

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UM 24APR12 23APR12 DOOHSWD HARDWARE H 1160 EP 1 H MUU 7V.nR1 m MA V l H 3 5 nOORS AND HARDWARE J £ 2oAPR12 _____ 01 MA Y V PUNCHANE>FWAL H S PUNCH AND F NAL 5 S 0gMAY12 _____ 07MAY12 n ffW H1135Q OWNER NSTALLED FF S E jj 0£8MAY12 noWNE UNN WK rw HH360 OWNER URN N K TCH N 1z 1ZJQ MHY12 21MAY12 _____ j ‘ . _____ LAYOUT 1TOPTRACK H2020 LAYOUT & TOP TRACK ° _____ OMMEFR R SEHS _____ _____ n u urp n o qFHS ‘ 6 6 09DEC11 15DEC11 H2030 OH MEH H.l. Hl tH FRAMÊWALLS H2040 FRAMEWALLS 6 6 l D Cn 17DECH H2Q5C 1S PWALLSR. . 5 g 19DEC11 24DEC11 COVERUP CTCN H2060 ‘ COVERUP NSPECT ON 0 0 27DEC11 DRYWALL TP HRVWA l 6 6 10MAR12 16MftRl2 H2070 UHYWALL . . . APEAND FLOAT H nnn TAPF AND FLOAT S 6 17MAR12 23MAR12 M o _____ H20S0 ftr z H NU ruuH . PAKT ACKOFHOUSE H nqn ‘P NT ACK OF HOUSE 6 6 22MAR12 28MAR12 up1T5 C L NGS ACK OF HOUSE 6 8 29MAR12 06APR12 H2170 FLOOR NG/ ASE ACK OF HOUSE 8 07APR12 13AFR12 _____ LoœwwMrTaFHOUŒF H2 6Q LO Y/FRONT OF HOUSE RN SHES 28 _____ 23 07APH12 09MAY12 T V N TJES l l ™2Z lc M H2200 CERA CT LE RR 5 5 27APR12 02MAY12 D0OF 5HWDWAf E H O DœRS/HARDWARE 6 6 01gY12 _____ 07 12 Z™ H2210 TO LET PART T ONS/ACCY 3 3 03MAY12 05MAY12 _____ H2 8 MEPTR MOUT 6 09MAY12 1 MAY12 UEPTRN OUT H 1aU wcr 1 r lMUUl _____ .. . . PUNCH AND F NAL H ™ PUNCHANORNAL 12 12 16MAY12 30MAY12 H2330 oWNEH NSTALLED FF& E 0 0 31MAY12 _____ .. . . ; 1 n H nf rm nnc m FR AME S. 3H EETROC K N TEH 0 R OF ELEC. ROOM H2130FRAME & SHEETROCK NTER OR OF LEC. ROOM 5 5 195EP11 235EP11 r H crn t U1LD.QUTOFELEC.R0OW U LD OUTOFELECROOM 3 3 SE SEP . .T.ONFLCOH H 50 SETAHlftT1 T2.T3.T4 0 n.OOR 6 6 19SEP 24SEP &TOPTRA H2100 LAYOUT & TOP TFLACK 3 3 13PEC11 15DEC11 f TTlT O/HMEPR. .R SERS 6 fl 14DEC11 20DEC11 C ™ T u FRAKC WALLS 3 3 19DEC11 21DEC11 f T 224 _____ MEP WALL R . 3 3 22DEC11 24DEC11 [r FW .LH H2260 COVERUP NSPECT ON 0 Û27DEC11 v H227 ‘ DRYWALL 3 3 17MAR12 2QMAR12 H22 TAPE AND FLOAT 3 3 21MAR12 23MAR12 _____ m . . _____ H q0 pA NT ‘ 2 2 24MAR12 26MAR12 ‘ H2325 DOORS AND HARDWARE ‘ 2 2 27NWR12 23MAR12 TJ23 MEPTR MOUT 3 3 27MAR12 29MAR12 ML HW 11H2300 PUNCHANORNAL 5 5J30 R12 04APR12 . \ . . 1 n nrn1 rnl; DEFNN/GR ND/PATCH 0TTOM0FLEVEL3 T DEF NN / GR ND / PATCH OTTOM OF LEVEL 3 5 5 10SEP11 15SEP11 ljH3020 LAYOUT & TOP TRACK e 6J16SEP11 J22SEP1 TWT TOPT K Startdate 26APR10 Early ar EgaMae %$$$ P nnacle Enterta nment ar’ST Da a date 20APR11 DQ _____ .. . _____ \mmk Cnt ca ar RundJ 02MAY11 fm H tel Cas no ton Rouge LA. SL rm y ar PR( R numter 28A ‘ MCC PROJECT 3278 ç Start m lestone po nt Pr mafflrag n nc. p F n sh m lestone po nt

l H3 4 FRAMEWALLS ZZ 1 g °Jg M™ U R5MÛ VEP WALLS R.l. . ° aE> > n n ‘ wAU COveRUPNSPECT ON H3190 WAL COVERUF NSPECT ON 0 j DEC DFWAU. H32 DRYWALL _____ J 5DEC11_ 21 D Ul TOTANDR.OAT S TAPEANDFLOAT 6 S22DECt1 29DEC11 _____ S PA NT f 6 30DEC11_0&.AM2 T1LEWDOTDNE HM T LEANOSTONE 605JAN12 J1JAN12 lMH.TOwauf T MEP TR MOUT £ 2 07JAN12 09JAjng _____ mLw0RK ... . wnaw 6 6 1QJAN12 16JAN12 H3110 M LLWORK _____ SHOWERENCLOSURES H312Q SHOWERENCLOSURES 6 6 1QJAN12 1SJAN12 .LETACC ESSORES H3130 TO L T ACCESSOR ES £ _____ G 12JAN12 1SJAN12 DOOH s AN 0 HARDWARE T43 4 DOOR5 AND HARDWARE 6 17JAN 2 23JAN12 CAHFET 1WO0D ‘ u 1cn r AHPFT ft wnnn 6 6 21JAN12 27JAN12 H3160 CAHPt: & WUUU _____ nUN[rPUNCHANDFNAL H323Q UN T PUNCH AND F NAL 6 AN12 03FE 12 oovYNERFF&EAVA LA LEDa VEHY H322° OWNER FF & E AVA LA LE DEUVERY DATE (FLR2 ) 0 0 1SFE 12 CORROORF N6HES MEPTRMOL H3 7 CORR DOR F N SHES S MEP TR MOUT 4 4 21FE 12 24FE 12 [PJNCHANDFNA H.3180 PUNCH AND F NAL 5 5 25FE 12 0tMft.R12 . r r. ... nr;’ rm DEF NN/GR NO /PATCH OTTOMOFLEVELJ T T D F NH/GR ND/PATCH OTT0MOFLEVEL4 5 & SSEPU 21SEP11 n™™ ™ ™ JJ1££ _UYOUT&TOPTRACK 6 1 35 P SEP OWMEP 1 s H4030 O/HMEP R. . H SERS 6 6 27SEP11 03QCT11 TTTS ‘ f rWTPTn nr FrT FHAMEWALLS H4040 FRAJ WALLS 6 6 04OCT11 10OCT11 MEPWALLSR l H4n5() UEPWALLSRJ 6 S11CCT11 170CT11 _____ ... ... . m ou vcr V fl .J n. . _____ .. OWALLCOVEH ll F NSPECT ON H406Û WALL COVER UP NSPECT ON 0 0 13QCT11 v nnR WA L Tw DRYWALL 6 6 22DEC11 29DEC11 J j H 5 TAPE AND FLOAT 8 6 30DEC11 06JAN12 ™ D L TH4 3 PA NT 6 6 07JAN12 13JAN12 1TLE&STONE H4150 T LE&STONE 6 S 12JAN12 18JAN12 . ... _____ ™ H42 MEP TR MOUT 2 2 14JAN12 15JAN12 M™ H4 4 MLLW RrT ‘ 6 6 17JAN12 23JAN12 TMT3 SHOWERENCLOSURES 6 6 17JAN12 23JANT2 o TOLETACCESSOR.ES TnT7Q TO LET ACCESSOR ES 6 6 19JAN12 25JAN12 0 TOL ET AC CESSOR.ES H417° ruL wn eaaun t3 .JlflM g T nrr DOORSAND HARDWARE H4190 OOORS AND HARDWARE 6 6 24JAN12 30JAN12 HCARPET WOOD H4160 CARPET & WOOO S 6 23JAN12 03FE 12 r™’° n J _____ .. r o. MP UN[rFUNCHANO F NAL H4230 UN T PUNCH AND F NAL 6 6 04FE 12 10FE 12 Ç E T H4220 OWNER FF S E AVA LA LE DEL VERY DATE (FLR 2 4} 0 0 18FE 12 _____ 0CflH oHRMSHESM m.MO ‘ H4080 CORR DOR F N SHES & MEP TR MOUT 4 4 25FE 12 29FE 12 PUNCHAND F NAL H4090 PUNCH AND F NAL 5 5 Q1MAH 2 06MAR12zx . 1 5 J gn OTOCDH DEFHN/GRHDJFATCH OTTOMOFLEVEL5 rH5 DEF N / GR ND / PATCH 0TT0MOF LEVEL 5 5 5 22SEP11 27SEP11 n .VOUTSTOPTRACK H5 2 LAY0UT&TOPTRACK 6 6 305EP11 06CCT11 Z RZ T 53y oHlgPM.H SERS e 6 04OCT11 lOOCTTTn ‘ StarttfetR 26APR10 1 [1S3 Early ar ™ \ to HÇ 2 P nnacle Enterta nment arZ f rr aasV > eaton m SSSS r Panf num er 29A MCC PROJECT 3278 Startm lestonepo n © Pr mavera Systems. nc. F n sh r lestons po nt

S Ê UÊÉ m 6 110CT11 17QCT1J MÈPWALLS .1. S S P WALLS H. . 1 0CT11 24UU11 AUCOVER JPWSPECT™ H506Q WALLCOVER JP NSPECT ON _____ £. ° 2gl _____ DKYWML TST DRYWALL 6 30DECV _Q6 JftNV TAFEANDFLOAT T™ TAPEANDFLOAT 6 g 05JAN1g _____ 11JAN12 pMT S ST 6 14JAM2 20JAN12 flTLE sroNE S THFtSTONE S gmlAN g Z5JAN12 S PTR MOUT 2 21JAN12 23JAN12 . Trsû M LLWOHK 6.24JAN12 30JAN12 SHOWER ENCLOSES Tr T SHOWER ENCLOSURES . 6 6 24JAN12 30JAN12 _____ TOL ET ACCESSOR ES H5170 TO LET ACCESSOR ES 6 6 26JAN12 01FE 12 Q OOORS AN D HARDWARE H5190 DOORS AND HARDWARE S 6 31JAN12 06FE812 CARPE SWOOD H516Q ‘C RPET&WOOD 6. 6 04FE 12 10FE 12 luNrTPUNCH AHDF lAL H522 UN T PUNCH AND F NAL _____ G 6 11FE 12 17FE 12 OWNERFF&EAVA LA LEDELNERY 115200 OWNER FF S E AVA1LA LE DEL VERY DATE FLR M) 0 0 16FE 12 ( meHES œ.THJ A H508 CORR DOR F N SHES & MEP TR MOUT 4 4 ÇHMAFU2 Q5WR12 PUNOHAND HNA. . H5090 PUNCH AND F NAL 5 S 06MAR12 10MAR12 _____ H6010 DEF NN / GR ND / PATCH OTTOM OF LEVEL 6 5 5 23SEP11 03OCT11 H6020 LAYOUT & TOP TRACK 6 6 07OCT11 13QCT11 laHMEPf LREERS H6030 CM NEP R. . R SERS 6 6 11QCT11 17QCT11 FRAMEWALLS H6Q40 FRAME WALLS 6 6 18CCm 24CCT11 0MEPWALLSH H605° PWALLSR . 1 l 310CT o mHLWteu emmm H6060 WALLCOVER UP NSPECT ON 0 0 Q1NOV11 nRYwAu _____ HT DRYWALL S 6 07JAN12 13JAN12 TAPEANDFLQAT T T TAPE AND FLOAT 6 6 12JAN12 18JAN12 : n7n(Vj PA MT 6 6 21JAN12 27JAN12 H/UUd rrt m . _____ T1_E&STONE H7005 TlLE&STONE 8 6 26JAN12 01FE 12 . ... . LTH 0UT H7011 PTR MOUT 2 2 2 JAN12 30JAN12 ‘ u7ntM ‘ M LLWÛRK 8 6 31JAN12 06FE 12 H’UU4 M LLVVUH S 0 SHOWER EN CLOSUR ES HT SHOW6R ENCLOSURES 8 6 31JAN12 06FE 12 .TOLETACCESSOR.ES L.7nf 7 TO LET ACCESSOR ES 6 6 02FE 12 08FE 12 H7QQ/ tU L zl WU t aun M H . . DOORSAND HARDWARE H7009 DOORS AND HARDWARE _____ 5 6 07FE 12 13FE 12 CARPET&WOOO u7nnK fùRPFT & WOOD 6 8 11FE 12 17FE 12 H/OU lAHhEl 6 UYUUU gUN TPUNCH AND F NAL R6150 UN T PUNCH AND F NAL 6 6 1SFE 12 24FE 12 H5Q70 OWNER FF& E AVA LA LE DEL VERY DATE (FLR 5 7) 0 0 QMftR g cOHHOOHFW H S e’l lK H O CORR DOR RN SHES & EPTR MOUT 4 4 10MAR12 14MAR12 PONCHANDF AL H6090 PUNCH AND F NAL 5 5 15MAR12 20MftR12 ; Z Z. . 1 1 Jzx . rTo TH DEF NN/GHr D/PATCH6OTTOM0FLEVa.7 H6100 DEF NN/GR ND / PATCH OTTOMCf LEVEL 7 5 5 04OCT11 O OCTn KAYOUT TOPTRACK H6110 LAYOUT & TOP TRACK 6 6 14QCT11 20OCT11 H6120 OH PM FUSERS 8 1 180CT FHAMEWALS H6130 FRA E WALLS 6[ 6 25QCT11 31QCT11 j 1ZT : Startdate 26APR1Q Early ar F’n s e 31 l P/nrac/e Enterta nment Sr %Z% SU Hofc/ Cas/no Alton Rouge LA. SlnlfL Pane numter 30A MCC PROJECT 3278 Q Start rr lestonepo nt S Pr maue R Systems. nc. o F n sh m lestone po nt

H j M _____ S C ll ra rT WALLCOVER UP NSPECT ON #‹ ° _____ D™ H5 3 DRYWALL Z _____ 6 HJAN12 _____ 2QJAN12 TAPEANDFLOAT P TAPEANOFLOAT j T4H7w p NT . e 5 2 JAN12 U3\ ta d T LE STONÊ H9CQ5 rH1 ‘ S mFFR l flf FF 12 _____ T 9 07 T’ LE & STON 6 02FE 12 O h O [MÊPTR1MOUT UJ JZr rl 5 204FE 12 0SFE 12 H90 MEP TR MOUT f U4l to _____ ™ _____ m lwoHK H9006 MLLWORK 1 _____ H L ™ OWEHENCLOSE H9 0 SHOWERENCLOSURES ° wrt £ _____ jrco QTOLETACC ESSOR ES J9Q 9 TO LET ACCESSOR ES \ 6 09FE 12 15FE 12 QOORSANOHARDWARE H9 V DOOR5 AND HARDWARE S 6 14FE 12 20FE 12 flCARPET&WOOD HQQ CARPET &. WOOD J 6 18FE 12 24FE 12 lUN PUNCHANDFMAL H908 L N T PUNCH AND F NAL 6 6 25FE 12 Q2MAR1 OWNERFFSEAVA .A LEO LMH R T 2 OWN RFF&EAVAlLA LEDEL VERYDATE(FLR5 7) 0 _____ G QMAHlg CORP DORF SHESSMEP™ M T sQ CORR DOR F N SHES & MEP TR MOUT 4 4 15MAR12 19MAR12 HU eHANPW . l H9002 lPUNCH AND F NAL M 5 20MAR12 [24MAR12 _____ .. 1 1 1 _. . DEF NN/GRt D/PATCH OTTOMOF LEVEL H6200 DEF NN GR ND ; PATCH OTTOMOF LEVEL 8 5 _____ 5 10CCT11 14QCT11 LAYOUT( TOPTRACK H6210 LAYOUT&TOPTRACK Z _____ Z_Z 6. S21QCT11 27QCT11 0™UFPnl R ERS H aHMEPR. .R SERS 5 6 2500711 310CT11 ™ H6230 r À WALLS 6 6 270CT11 02MOVH LSR HG24Q MEPWALLSR.l. 03NW °9N0V11 OOW Hr tt. K90: 0 WALL COV R UP NSPECT ON 0 0 10NOV11 DHYWALL T Qf 5T fSRYWALL ‘ 6 6 21JAN12 27JAN12 H9U2J U lTVVftLL _____ TAPEANDFLOAT R5TJ24 TAPE AND FLOAT 6 6 26JAN12 01FE 12 T 5n ‘P WT ‘ ‘ 6 6 04FE 12 10FE 12 nvods rA m _____ DT LESSTONE T 9527 ‘T LE&STONE 6 6 09FE 12 15FE 12 _____ .. .... lMEp.RM0UT H9032 MEP TR MOUT 2 2 11F 12 13FE 12 H9026 MLLWORK 6 6 14FE 12 20FE 12 SnOW£H ENCLOS ES H9O30 SHOWER ENCLOSURES 6 _____ 6 14FE 12 20FE 12 TO LÊTACCESSOHES T qnPq TO LET ACCESSOR ES 5 6 16FE 12 22FE 12 H9U 9 mLC H caaun cj gDOORSANDHARDWARE H903 DOORS ANO HARDWARE 6 j> 21FE 12 27FE 12 CAf PCTlwO0D j n5 rARPET ‘wO D 6 25FE 12 02MAR12 H9Q2S AHKt: & WUUU _____ UN[TFUNCH AND FKAL Hqt™ UN T PUNCH AND F NAL 6 6 03MAR12 09MAR12 HSW J rU nfl mn WL _____ AoWNERFFlEAVAJLAEUEDELWER H9058 OWNER FF & E AVA LA LE DEL VERY DATE (FLR S 7) 0 0 10WR12 CoHR DORF NeRES4MEPTRM H9 2 CORR DOR F N SHES & MEP TR MOUT 4 4 20MAR12 23MAR12 PUNCH AND F AL H9022 PUNCH ANP F NAL S 24MAR12 [29MAR12 . . . . F. rn nny v fn DEF NN fQH NO/PATCH OTTQMOF LEVEL 9 H6300 DEF hJN / GR NO / PATCH OTTOMOF LEVEL9 6 5 15QCT11 UUOMl DLA OlJT TOPTRACK H6310 LAYOUT&TOPTRACK 6 6 280CT11 03NOV11 . . _____ H63 7HMÊPR. . R SERS 6 6 01NOV11 07NOV11 ™ H sûT FRAMEWALLS 6 6 03NOV11 09NOV11 1MEPW SR H6340 MEPWALLSR. . H 6 lOMOV11 l6N0V11 j Startdate 26APR10 LZZJEarly ar M sm 21 P nnacle Enterta nment S S f ara sasa o M S Page nurrtoer 31A MCC PROJECT 3278 > Startm lestonepo n Pr m wqr qSvstf ms. nc. O F n shm lestonepo nt

‘fSw .. :. . .: NSPECT ON _____ 0 _____ J17NOVV _____ DRYWALL R Ss P NT ZL. 2 11FE 1S jZl#˜g g_ TLESSTONE T T T LE&STONE _____ É _____ 11 _____ l T l SU MEPTR MOUf g2 1 FE 12 2QFE 12 _____ MLLWDRK TT9046 MLLWCRK . . g g HnT . CUW E f 55g5 SHOWERENCLOSURES £ ° a l l /rcp TOLETACCESSORES H9049 TO LET ACCESSOR ES t 6 23FE 12 S9FE 12 DOOHSANDHARDWARE TS 5 OOORS AND HARDWARE ‘ _____ 6 6 28FE 12 05MAR12 CARPEUWOOD H9 48 CARP T & WOOD 5 6 03WR1 Q9MAR12 _____ mu n H957 UN T PUNCH AND F NAL 6 6 10MAR12 16MAR12 DWt tFF& AWUaEDEU H9 Q OWNER FF& E AVA LA LE DEL VERY DATE (FLR8 10) 0 0 02APR12 _____ COHF DORFN SHESSMEPTR H9Q41 CORR DOR F N SHES & MEP TR MPUT 4 4 02APR12 05APR12 PUNCH AND FNAL H9042 PUNCH AND F NAL 5 5 0SAPR12 11APR12 j _____ .. . . . 1 ZT .1. j; MnrT 1 DEF NNJGR ND /PATCH OTTOMOFLEVEL ]0 T S4 DEF W / GR MD / PATCH OTTOM OF LEVEL 10 5 5 21QCT11 2 OCT1 ™jT aPllucK 64 LAYOJT1TCFTRACK 6 8 04NOV 1GNOV1 7ZT H& 2T CTH MEP R. . R SERS 6 6 08NOV11 14NOV11 . EWALLS H643 FRAMEWALLS 6 6 10NOV 16NOV11 ‘ H644Q M PWALLSR.L 6 17NOV11 23NOV11 U TH9 6 WALL COVEFUJP NSPECT ON 0 0 28NOV11 ... _____ T 9 63 DHYWALL ‘ S 6 04FE 12 10FE 12 re OJ unT fVrtU. . _____ D TAPEANO FLOAT mm TAPE AND FLOAT 6 S Q9FE 12 15FE 12 H9 65 PA NT 8 6 16FE 12 24FE 12 TL SSr0NE H9067 T LE&STONE 6 6 23FE 12 29FE 12 _____ ... .. MEPTR MOUT 1 072 MEPTR MOUT 2 2 25FE 12 27FE 12 .TLTFT LJSQ6e M LLWORK 6 6 28FE 12 05MAR12 Mt)Ut t WlLKVUn N .A . T SHOWER NCLOSUHES uon7n SHOWER ENCLOSURES 6 6 23FE 12 05MAR12 H9070 tlHUWLH t NULUOUMCO _____ .. TOLETACC ESSORÉS TTanf Q TO LET ACCESSOR ES 6 6 01MAR12 07MAR12 HaU M 1 U U Hl/UCaoun cj . DOOHSAND HARDWARE H9 7T ‘ DOOF S AND HARDWARE 6 6 06MAR 2 12MftR12 CARFEr WooD uanf a CARPET & WOOD 6 10MAR 2 16MAR12 H9063 lAHP l & WUUU _____ OUN TPUNCHANDF NAL H9111 UN T PUNCH AND F NAL . 6 6 17MAR12 23MAR12 NERFF.EAVA ED H9121 ‘ OWNER FF S E AVA LA LE DEL VERY DATE (FLR 8 10) 0 0 02APR12 KOH OR SHES TR H9 6 CORR DOR F1N SHES & MEP TR M PUT 4 4 06APR12 10APR12 H9062 PUNCH AND F NAL 5[ 5 1APR12 16AFR12 _____ p .. + r3 nr DEFMN/GRlND PATCH OTTOUOF LEVEL 11 mgg OEF NN/GR ND/PATCH OTTOM OF LEVEL 5 S 24QCTn _____ 2gOCTr LAYOUTSTOPTRACK H6510 LAYOUT&TOPTHACK 8 6 11NOV11 17NOV1 0O PH R S TH6525 OHHEPH. .n 3EHS 8 6 5NOVn 21NOV11 .FRAMEWAU.S T 653 FRAMEWALLS S 6 7NOV11 23NPVH Z H6540 MEPWALLSR. . . 6 6 2 NOV1 03DECn WA LCO .uPWSPÊCTON H9095 WALLCOVER UP NSPECT ON Q) 0 05DECn art data g6APR10 [CTEarly ar F n sh date 1MAY12 P nnacle Enterta nment Progress ar Paoenum er 32A MCC PROJECT 3278 ç 5tart mj estone po nt PjPr mavf ra vstams. lnc. Q F n sh m lestona po nt

m M ... mn/mm S KH T™rL™ H9 4 TAPEANDFLQAT t : _____ .. 22FE 12 pwJT S PA NT 6 _____ 25FEr o2NftR 2 _____ mOTE S PTR MOUT2_J03MftR12 05MftR12 MlLW0RK S MLLWORK S 6 06WR1 g ggHJj CLMUR TT9D9G SHOWERENCLOSUHES 6 06MAH12 12MAR12 flTOLETACCESSORKS H9 89 TO LET ACCESSOR ES 5 6 08WR12 14MHR12 DOOFSANDHARDWAHE 9 9 DOORSAND HARDWARE . 63tttR2 _____ 19M W12 ‘ _____ rer woco ‘ H9038 C HPET&WOOD ‘ 6 6 19WR12 24MAR12 _____ llwlrmNcH . > L H9Q9 UN T PUNCH AND F NAL 6 6 26MAR12 31W.R12 owNERFF&EWALA LEDaf H9 22 CfWNER FF & E AVA LA LE DEL VERY DATE (FLR 8 10) 0 0 02APR12 CORR DOR F N SHES&MÊFT H9 9T CORR DOR F N SHES & MEPTR MOUT 4 _____ 4 11APR12 14APR12 _____ P_CHANDFNAL H9102 [PUNCH AND F NAL H 5 16APR12 20APR12 _____ .. . . 1 p ;r.. l. . f .m D EFN N/GH N D / PATC H 0TTOM QF LEV . 12 H66 DEF NN/GR ND/PATCH OTT0MOFLEVEL12 5 5 11NOV11 16NOV11 m lT ™T K H6610 WCUT.TCPTRACK ‘ 6 NW11 28NOV11 n ZT H665 O/HMEPR. .R SERS ‘ 6 6 22NOV11 01D C11 . Hf o0 FRA E WALLS ‘ 6 S2 NOV11 03DEC11 FF ™EW _L5 H663Q hHAWfc WALLS T’... . MEPWJ_SFU Tjf f dr S P WALLS R 6 6 05DEC11 10DEC11 . _____ ... H 1270 WALL COVER UP NSPECT ON 0 0 12DEC11 H 1170 DRYWALL 6 6 1 FE 12 24FE 12 ™D U( _____ T m û TAPE AND FLOAT g 6 23FE 12 29FE 12 ‘ W PA NT 6 6 03MAR12 09MAR12 HT LE Sr0NE H 2 T L_&STCtJ ‘ 6 6 08MHR12 14MAR12zx . W Vo PTR MOUT 2 2 1QM4R12 12M R12 J™ T LLWORK g13WR1g 19M R12 _____ H1124Q SHOWERENCLOSURES 6 6 3 12 19 2 _____ HH230 TOLET ACCESSOR ES 6 e R lDOO OH™mE H 25 DOORS AND HARDWARE 8 6 20MAR12 _____ 26MAR12 _____ ... . _____ .. _woc. HTT™ CARPET & WOOD 6 6 27MAH12 02APR1E H 1320 UN T PUNCH AND F NAL _____ 6 6 03APR12 09APR12 0WN RFF E Mt £DE H 134Q OWNER FF E AVA LA LE DEL VERY DATE (FLR 0 0 18APR12 lQmmmmm r H 26 CORH DOR F N S HES & ME P T RM PUT 4 4 13APR12 21APR12 11H 1 gSO [PUNCH AND F NAL 5 5 23APR12 [27APR12 _____ [LAYOUTSTOPTRACK 6j 6 02DEC11 Q3DECT LWJT TOPTR K H67Q OHMEPR. .R 3ERS 6 6 03DEC11 Q90EC11 V LT H 7T FRAWE WALLS 8 6 10DEC11 18DEC11 MEP LSR H 72 HEP WALLS R 6 :.: 17DEC11 23DEC11 Mer 6/20 >_r VVftLLO n.l. A Wj COVEF UP NSPECT ON H 1211Û WALL COVER UP NSPECT ON _____ 0 0 24DEC11 _____ H 12Q10 DRYWALL _____ 6 25FE 12 02MAR12 TWEANDFLOAT H 12020 TAPEANDFLQAT 6 f 01MAR12 07MAR12 Startdata 26APR1Q mEarly ar Qtteyas S1 12 P /jnac/e Enterta nment rr L R : OPMA Rra Wote/ as/no Saton Rouge LA Summary ar Pansm m er 33A MCC PROJECT 3278 Q Start m l estone po nt gLPr mav ra msJnc. Q F n sh m l estone po nt

S TTLE STONE _e m g m _____ lMEPTRMOlJT T55 MEPTR MOUT £ 4 mjAR 21 MA R12 _____ m RK H MTO SHOWER ENCLOSURES 6 20MAR12 26MARt2 DOOF SAND HARDWARE HH2080 DOORS AND HARDWARE 6 27MAH12 02APR12 TOLETACC ESSOR ES HH2060’ TO L T ACCESSOR ES 6 6 31MAR12 06APR12 CAHPET&WOOD HH2100 CARPET S WOOD 6 04APR12 10AFR12 J’™ DUNrrpuNCHANcrHAL H 12130 UN T PUNCH AND F NAL 6 6 11APR12 17APR12 OWNERF EAVALA LEDE HH2140 QWNER FF & E AVA LA LE DEL VERY DATE (FLR 0 Q 18APR12 COHH DOPFN SHES&W EP H 12090 CORR DOR F N SHES & UEP TR MOUT 4 4 23APR12 26APR12 PUNCH ANDFWAL HT 2l PUNCH AND F NAL 5J 5 27APR12 02M Y12 . . . HTSE1 1000 [SERV CE ELEVATOR ÇTS 1) 53 53 0 FE 2 f ssÉm EELEVATOP. HTSE2 10Q0 SERV CE ELEVATOR (TS 2) 53 53 27DEC11 57FE 12 se eaP/ATOR f a HTSE3 1000 SERV CE ELEVATOR (TS 3) 36 36 07MAR12 17APR12 HTPEM000 PASSENGER ELEVATOR fTP 1) 60 l Zlll r ™™ . HTPE1 1500 PASSENENGER ELEVATOR (TP 1) NT. F N SHES 10 6 07MAR12 13MAR12 . _____ n PAS GER ELEVATOR TP ) T HTPE1 19Q0 PASSENGER ELEVATOR (TF p TEST S. ADJUST 6 fl 14MAR12 20MAR12 Tp . N u aEwr9n p HTPE2 1000 PASSENGER ELEVATOR ÇTP 2) O 60 2EFE 12 07MAY12 P SSENGER ELEVATO (T HTPE24500 PASSENGER ELEVATOR (TP 2) NT. F N SHES 10 _____ 6 0 MAY12 14MAY12 PASSENGEP ELEVATOP.( HTPE2 1900 ‘ PASSENGER ELEVATOR (TP 2) TEST & AOJUST 6 6 15MAY12 21MAY12 G PASSÉNGEP ELEVATOR(TP HT P E3 1000 P ASSE NGE R ELEVAT OR (TP 3) 50 60 2 FE 12 07MAY12 _____ PASSENGEHELEVflT0R(T HTPE3 1500 PASSENGER ELEVATOR (TP 3) NT. F N SHES 10 60 MAY12 14MAY12 PASSENQE aEVftTOR’ HTPE3 1900 P ASSENGER ELEVAT OR (TP 3) TEST & ADJUST e e l5MAY12 21MAY12 j msEHGERELEW . . [ J S :;..r n nonAom LAYOLWFH AME H EMA N M G WALLS H7160 LAYOJT/FRA.CREMA N NGWALLS HO ST 3 3 06MAR 2 8MAR 2 .PR G TH G ATROCE H7060 FRAM NG/SHEATH NGAT HO ST REMOVAL 6 6 06MAR12 12MAR12 Ù7220 WP WALL R S 6 09MAR12 15MAR12 MEPWALLR. . H7090 £ FS AT HO ST REMOVAL (Foam/Mss h/ ase Coat) 6 6 13MAR12 19MAR12 OCOVERUP NSPECT ON H75 fl COVER UP NSPECT ON 0 0 16MAR12 V H JU LUVLhun TOr HJ S . E FSF NALCOATATHO STREMO H7140 E FS F NAL COAT AT HO ST REMOVAL 6 S 20MAR12 26MAR12 J2 _____ .. . ng. ADJ ALUMKUMSUASSWWnOWSAT H7150 ALUMNUMGLASS/W NDOWS AT HO ST REMOVAL 6 S 20WH12 26MAR12 H7240 DRYWALL S 6 27MAR12 02APR12 T Dfu r T 7 5 TAPE AND FLOAT 6 _____ 6 03APR12 09APR12 ‘ TJ726 PA.NT 3 10APR12 12APR12 . ™ uT H7270 P TR MOUT _J 4 13APR12 17APR lFL0ORtJGA H7320 FLOOR NG AND ASE _____ 1 4 1SAPR12 21APR12 [ H7330 PUNCH AND F NAL 3J 3 23APR12 J25APR12 \ gta tdate 26APR10 Early ar a KJf P nnacle Enterta nment JSSf a S 1 H Wote/ Cas/no aton Roage M. çn Paaer umto 34A M CC PROJECT 3278 Star m lestone po nt ©Pr mavgra tfm Jnç. [o F n sh m lestone po nt

· J r TF wl.ll ]> lufvrc PfYT 1 72l 72 13DEC11 07MAR12 POOL100 HOTEL POOL M M 1 Z Z H T 1 n f n .Un flon fl AU GE CAST P LES ( PR CR TO H VEP F OAD C OMPLETE) j PG1040 lAUGERCAST P LES (PR OR TO H VER ROAD 45 0 29DEC10A 04MftH11 A _____ # FRPPLE CAPS (R ver LeveL Dflpandent) pG FHP P LE CAPS (H verLevel Dépendent) 36 13 J AJUNH 06JUL11 U MEP u MEP 12 10 22JUN11 02JUL11 PG1190 Lt/ÙNCr . _____ C]FRPPL NTHS/FOUNDAT10NWrt.LS nfH on C P WTWS / m lNDAT ON WALLS 20 18 24JUN11 15JUL11 PG1180 FHP PL NT H& f hUUNUA lun wn t a 1 an Rn™AnF FM s ft FRPLEVEL 1 SLA PG1260 RQUGHGRADEJSEAL SLA & FRP LEVEL1 SLA 27 27 09JUL11 09AUG11 _____ .. A DP n MTR \7F a FRFOT AUGERCAST R G 6 6 16JUN11 24JUN11 PG11 6 MUH Ll L & Hfcl 1 LKjCn O r KH H A GERCACTPl ES(AFTERRNER ROAD COMPLETE) >Q1 2Q AUGERCAST P LES (AFTEH R VER ROAD COKFLETE) 10 10 25JUN11 07JUL11 r . M H .r .. DL /SMEP(AFTERHH ER ROAD COMPLETE) PG1260 U/SMEP [AFTERR VEH ROAD COMPLETE) 27 10 08JUL11 19JUL11 ™ r ™ u 3lvcr ‘ ‘ . . _____ .. T. > 77 77 : fa ll n SFOUNDATONS(AFT6ftRWEH ROAD COMPLETE) PG1240 FOUNDAT ONS (AFTER R VER ROAD COMPLETE 18 18 08JUL11 28JUL11 PG1300 JROUGHGRADE/SEAL SLA S FRP LEV L 1 SLA 27 27 10AUG11 10SEP11 ™ . 120Q ERECTPHECA3T 54 60 1 OCT11 30DEC11 L _____ EFECTmECAST pG WELD GROUT DETA L PRECAST S 66 03NOV11 28JAN12 MWELD GROUT DETA LPP.ECAST PG1230 TOPP MG SLA S / STA RS S RA L NGS 40 40 26NOV11 14JAN12 _____ PG1290 O/H NEP & L GHT F XTURES 55 36 23DEC11 04FE 12 . . . .M j n.. ( H GARAGE F N EH ES (PAlNT STR PNe/S PG1250 GARAGE F N SH ES 36 35 16JAN12 25FE 12 j PG1270 çLEAN& PUNCH 3o 3o p6FE 12 l0MAR12 CLEA PUNC PG4000 lAUGERCAST P LES 3j 3 28JL NT1 [30JUN11 AUGERCAST P LES PG4 FRP FOUNDAT ONS/STRUCTURAL SLA (EL 39.00) ‘ 2 oUUL 15JUL11 FRPFOU ATHNSST UCTWALSLA O TO42 ERECT STRUCTURAL STEEL/METAL DECK/RCOF 6 6 0 NOV11 14N0V11 ‘ E.ECTSTF.CTUR LSTEE AL. OOFC PG4400 FRP SLA S ON fcETAL DECK _____ 2 2 15N0V11 lENCyTr FRP ON MÉTAL OEC TG422LT ERECT PAN STA RS & RA L NGS 6 6 15NQW11 21NOV11 _____ ... DEFECTP A P SS _____ PG45 F REPROOF NG 4 4 17NOV11 21NOV11 F EPROOF NG T T FRAME/SHEATHJE FS 12 Ta 22NOVTr 15DEC11 G3FRAME PG48 ROORNG U LT UP 6 6 02DEC11 0 DEC11 ROOF NG HJ TUP PG49 aH EPROUGH N S 5 2 09DEC11 T ÊC . ‘ROUGH ra T 5 EXTER OR GLASS & gAZ NQVEST ULE 8 9D cT 30DEC11 .. _____ ‘ f. . M 1 ‘ VE3T LLEFRAM NG PG5040 VEST ULE FRAM NG 6 6 31DEC11 07JAN12 r J . . r _____ ELEWTOH LO NTERCRFP AMW( PG5000 ELEVATORLO Y NTER ORFRAMNG 12 3 20FE 12 22FE 12 r r ...0. KTEF OHfW SHES/MEPTHMOUT PG5200 NTER OR F N SHES / KEP TR MOUT 24 18 23FE 12 14WR12 PG5300 CLEAN& PUNCH 1 18J01 R12 2 m R £ OL MWNCH Startda s f APR10 j Early ar EMa ga P nnacle Enterta nment S f fl Data date P0APR11 . . ¥ A C CZacr t cal ar RnnrtJ OPMAV f 3 Atote/ &S/00 fl OT Rouge LA 3 SurT nary ar PHaenum er 3gA MCC PROJECT 3278 0 Start m lestone po nt QPr PyqSffterrg hc. lo F n sh n lestone po nt

H ™ ‘ S PASSENGER ELEVATOR ( GP 3) PGPE3 1000 JPASSENGER ELEVATOR (GP 3) 3Q 30 16DECn 21JAN12 l>ASSE GÉSaEWT0R GP 3) NT. PGPE3 15QQ PASSENGER ELEVATOR (GP 3) NT. F N SHES 10 JO 23JAN12 02FE 12 pASSENeEH ELEWTOR (QP 3) TEST S PGPE3 1900 PASSEMGER ELEVATOR (GP 3) TEST & AOJUST S _____ 5 03FE 12 09FE 12 PASSENOE ELEVATOH(GP 1) ‘PGPE1 1000 PASSENGER ELEVATOR (GP 1) ™ 16DEC11 21JAH12 0 PASSENGER ELEVATOP (ap.f HT.F N PGPE1 15 PASSENGER ELEVATOR (GP 1) NT. F N SHES 10 10 23JAN12 02FE 12 .qppssmQs p. GF.n.TESTS PGPE1 1900 PASSENGER ELEVATOR (GP 1) TEST & ADJUST 6 6 03FE 12 09FE 12 pASSENe£f Q on(GP.4l PGPE4 1000 PASSENGER ELEVATOR (GP 4) 30 30 23JAN 12 g5FE 12 HPASSe GEHELEVATOR GFM NT PGPE4 15 PASSENGER ELEVATOR (GP 4) NT. F N SHES Jl0 _____ 10 27FE 12 08MAR12 FASSENGERELEVA OR GP 4> T PGPE4 19Q0 PASSENGER ELEVATOR (GP 4) TEST & ADJUST 6 6 09W.R12 15MAR12 ŒPASSENGEP. ELEVATOR (GP 2) PGPE2 1000 PASSENGER ELEVATOR (GP 2) J30 30 23JAN12 25FE 12 apASS£NaER ( 3P.2). PGPE2 1500 PASSENGER ELEVATOH (GP 2) NT. F N SHES 10 10 27FE 12 03rMR12 PASSÉNGERELEVATOH(GP.2>.T PGPE2 1900 PASSENGER ELEVATOR (GP 2J TEST & ADJUST 6 09MAR12 15MAR12 fflartdate 26APR10 ''Earty ar ™fe %Ugg P nnacle Enterta nment R f Data date 0APR11 . . . n n A . 1 Cnt cal ar RMncfata Q2MAY11 Ht note cas no tsa on muge LM. Summary ar Pans num Rr 36A MCC PROJECT 3278 Start m l estone po nt ©Pr nq ra3y$tmlnç. > F n sh m l estone po nt

EXHIBIT “C”
MANHATTAN CONSTRUCTION COMPANY
PINNACLE ENTERTAINMENT BATON ROUGE CASINO & RESORT
DESCRIPTION: CONTRACTORS PERSONNEL & RATES
DATE: 11 -May-11
PREPARED BY: DKD

			Weekly Salary w/
			FUTA & SUTA;		Monthly
MCC			SS & Medicare;		Computer		Monthly	TOTAL
PAYROLL			Worker’s Comp.;		Equip/Software/		Estimated On	WEEKLY
CLASS	MCC DESCRIPTION /		Health Insurance;	Monthly Cell	Network/Server/	Monthly Truck	Sits Safety and	BILLABLE
#	CLASSIFICATION	EMPLOYEE NAME	401 K	Phone Expenses	TI Line	Rental Charges	Quality Training	RATE	NOTES

5	PROJECT EXECUTIVE	Duane K Duffy	6,517	150	490		216	7,373
15	SR PROJECT MANAGER	Michael Thompson	3,827	125	490		127	4,569
15	SR PROJECT MANAGER	Timothy Norton	3,870	125	490		128	4,613
20	PROJECT MANAGER LI	TBD
25	PROJECT MANAGER Lll	Larry Rooney	2,210	125	490		82	2,907
25	PROJECT MANAGER Lll	TBD
30	ASST PROJECT MANAGER	Jeffrey Allen	2,105	125	490		69	2,789
35	SR SUPERINTENDENT	Raymond Craig	3,992	125	490	900	132	5,639
40	SUPERINTENDENT LI	David Morton	2,544	125	490	900	84	4,143
40	SUPERINTENDENT LI	TBD
40	SUPERINTENDENT LI	TBD
45	SUPERINTENDENT Lll	David Keith Juneau	2,656	125	490	900	88	4,259
45	SUPERINTENDENT Lll	William Gary King	2,549	125	490	900	84	4,148
45	SUPERINTENDENT Lll	Ronnie Dunlop	2,314	125	490	900	76	3,905
45	SUPERINTENDENT LII	TBD
50	ASST SUPERINTENDENT	TBD
50	ASST SUPERINTENDENT	TBD
55	SR PROJECT ENGINEER	Lucas Duffy	1,889	125	490		62	2,566
60	MEP COORDINATOR	TBD
65	PROJECT ENGINEER LI	TBD
65	PROJECT ENGINEER LI	TBD
70	PROJECT ENGINEER Lll	Patrick Layhee	1,606	125	490		53	2,274
70	PROJECT ENGINEER Lll	George Ryan Lee	1,417	125	490		47	2,079
70	PROJECT ENGINEER Lll	David Steger	1,417	125	490		47	2,079
70	PROJECT ENGINEER Lll	TBD
70	PROJECT ENGINEER Lll	TBD
74	SR SAFETY ENGINEER	Charlie Myers	2,328	125	490		77	3,020
74	SR SAFETY ENGINEER	Chris Vollenweider	2,372	125	490		78	3,065
75	SAFETY ENGINEER	TBD
80	FIELD ENGINEER LI	Troy Anderson	2,093	125	490		69	2,777
80	FIELD ENGINEER LI	Andy Dupuy	2,066	125	490		68	2,749
85	FIELD ENGINEER Lll	William Teter	1,769	125	490		58	2,442
86	FIELD ENGINEER HELPER	TBD
90	FIELD OFFICE MANAGER	Joye Frith	1,118	125	490		37	1,770
90	FIELD OFFICE MANAGER	Rhonda Rougeau	1,032	125	490		34	1,681
95	SECRETARY	TBD
110	SR ESTIMATOR	TBD
115	ESTIMATOR	Beverly Girgis	1,963	125	490		65	2,643
	ADMIN ASST	TBD
NOTE: The staff weekly salary amounts are subject to a maximum adjustment of 5% per year for yearly salary staff adjustments on 7/01/11 and 7/01/12.

EXHIBIT D
CONTRACTOR’S OWNED EQUIPMENT
5/11/11
MANHATTAN CONSTRUCTION COMPANY

			Ave. Monthly
Serial Number	Description	Daily Rate	Rate
DS47A26600	DATA COLLECTOR	1.17	35.00
ZD3018	THEODOLITE	23.10	693.00
TBD	TOTAL STATION (WITH ACCESSORIES)	40.00	1,200.00
A16622732	ROTATING LASER-LASERMARK	9.50	285.00
TBD	ICE MACHINE	6.33	190.00
TX LIC #83M169	TRAILER MOUNT GENERATOR	10.83	325.00
TBD	GENERATOR 5-6KW	8.33	250.00
VARIES	PICKUP TRUCK	30.00	900.00
E45685	16’ UTILITY TRAILER	6.00	180.00
0088	ATV	20.00	600.00
1555	ATV	20.00	600.00
54773-01	OFFICE TRAILER	10.00	300.00
54740-01	OFFICE TRAILER	10.00	300.00
54705-01	OFFICE TRAILER	10.00	300.00
CUH618799	TOSHIBA DP2840 COPIER	13.03	391.00
A31621603266	LUCENT PHONE SYSTEM (25 HAND SETS)	12.50	380.00
VARIES	COMPUTER (WITH T1, NETWORK, ET. AL.)	16.33	490.00
VARIES	COMPUTER AIRCARD (SPRINT)	2.00	60.00
HC40357	STORAGE CONTAINER 40’	8.25	250.00
TBD	STORAGE CONTAINER 20’	6.25	190.00
VARIES	MOBILE PHONE	4.17	125.00
10H55JS064037A	TELESCOPIC FORKLIFT 10,000#	80.00	2,400.00
TBD	TELESCOPIC FORKLIFT 6,000#	36.17	1,085.00
TBD	CONCRETE BUCKET 1 CY	8.33	250.00
TBD	CONCRETE BUCKET 2 CY	12.50	375.00
TBD	CONCRETE BUCKET 3 CY	15.00	450.00
TBD	CONCRETE (GEORGIA) BUGGY	15.00	450.00
TBD	CONCRETE VIBRATOR	—	65.00
4TC6U0907349	BACKHOE LOADER	66.67	2,000.00
TBD	SKIDSTEER	36.67	1,100.00
TBD	SWEEPER	43.00	1,290.00
TBD	WATER TRUCK 2000 GAL	46.50	1,395.00
TBD	LIGHT PLANT	12.50	375.00
TBD	SCISSOR LIFT 19’	8.33	250.00
TBD	60’ STRAIGHT BOOM LIFT (60’ DIESEL)	45.00	1,350.00

EXHIBIT “E”
5/11/2011
CONTRACT DOCUMENT LOG
PINNACLE BATON ROUGE HOTEL AND CASINO
MANNING ARCHITECTS SCHEME #6 PROGRAM

Volume 1: Site
A0.10	Drawing Index	2/10/2011
C-1	Index and Keymap	2/10/2011
C-10.1	Offsite Drainage	2/10/2011
C-10.2	Offsite Drainage	2/10/2011
C-10.3	Offsite Drainage	2/10/2011
C-10.1	Offsite Drainage	1/20/2011
C-11.1	Stormwater Pollution Prevention	2/10/2011
C-3	Overall Site Plan	2/10/2011
C-4.1	Demolition Plan	2/10/2011
C-4.2	Demolition Plan	2/10/2011
C-5.9	Sections	2/10/2011
C-7.2	Concrete Sloped Pavement and Details	2/10/2011
C-7.3	Crane Foundation Plan	2/10/2011
C-8.1	Drainage Layout	2/10/2011
C-8.2	Drainage Layout	2/10/2011
C-8.3	Drainage Layout	2/10/2011
C-8.4	Drainage Layout	2/10/2011
C-8.5	Drainage Layout	2/10/2011
C-8.6	Drainage Layout	2/10/2011
C-8.7	Drainage Layout	2/10/2011
C-8.8	Overall Drainage Plan	2/10/2011
C-9.1	Grading Layout	2/10/2011
C-9.10	Hotel-Garage Building pad Grading Plan	2/10/2011
C-9.2	Grading Layout	2/10/2011
C-9.3	Grading Layout	2/10/2011
C-9.4	Grading Layout	2/10/2011
C-9.5	Grading Layout	2/10/2011
C-9.6	Grading Layout	2/10/2011
C-9.7	Grading Layout	2/10/2011
C-9.8	Overall Grading Plan	2/10/2011
C-9.9	Overall Building Pad Layout Plan	2/10/2011
A1.00	Overall Architectural Site Plan	1/14/2011
C-10.4	Plan & Profile – Baseline A	12/21/2010
C-10.5	Plan & Profile – Baseline A	12/21/2010
C-10.6	Plan & Profile – U.S. Army Corps Baseline	12/21/2010
C-10.7	Plan & Profile – U.S. Army Corps Baseline	12/21/2010
C-11.2	Stormwater Pollution Prevention	2/10/2011
C-12.1	Utility Layout	12/21/2010
C-12.2	Onsite Utility Layout	12/21/2010
C-14.1	Levee Improvements – Plan Profile	1/14/2011
C-14.10	Levee Improvements – Cross Sections	1/14/2011

1 of 54

EXHIBIT “E”

C-14.11	Levee Improvements – Cross Sections	1/14/2011
C-14.12	Levee Improvements – Cross Sections	1/14/2011
C-14.13	Levee Improvements – Cross Sections	1/14/2011
C-14.14	Levee Improvements – Cross Sections	1/14/2011
C-14.15	Levee Improvements – Cross Sections	1/14/2011
C-14.16	Levee Improvements – Cross Sections	1/14/2011
C-14.17	Levee Improvements – Cross Sections	1/14/2011
C-14.18	Levee Improvements – Cross Sections	1/14/2011
C-14.19	Levee Improvements – Cross Sections	1/14/2011
C-14.2	Levee Improvements – Plan Profile	1/14/2011
C-14.3	Levee Improvements – Cross Sections	1/14/2011
C-14.4	Levee Improvements – Typical Sections	1/14/2011
C-14.5	Levee Improvements – Cross Sections	1/14/2011
C-14.6	Levee Improvements – Cross Sections	1/14/2011
C-14.7	Levee Improvements – Cross Sections	1/14/2011
C-14.8	Levee Improvements – Cross Sections	1/14/2011
C-14.9	Levee Improvements – Cross Sections	1/14/2011
C-16.3	Miscellaneous Details	2/10/2011
C-16.4	Miscellaneous Details	2/10/2011
C-16.5	Miscellaneous Details	2/10/2011
C-16.6	Miscellaneous Details	2/10/2011
C-2	Existing Conditions	12/21/2010
C-5.1	Pavement Layout	12/21/2010
C-5.2	Typical Sections	12/21/2010
C-5.3	Typical Sections	12/21/2010
C-5.4	Typical Sections	12/21/2010
C-5.5	Typical Sections	12/21/2010
C-5.6	Typical Sections	12/21/2010
C-5.7	Typical Sections	12/21/2010
C-5.8	Typical Sections	12/21/2010
C-6.1	Geometric Layout	12/21/2010
C-6.2	Geometric Layout	12/21/2010
C-6.3	Geometric Layout	12/21/2010
C-6.4	Geometric Layout	12/21/2010
C-6.5	Geometric Layout	12/21/2010
C-6.6	Geometric Layout	12/21/2010
C-6.7	Geometric Layout	12/21/2010
C-7.1	Basin Layout	12/21/2010
E1.00	Electrical Overview Site	12/21/2010
E1.11	Electrical Site Plan	12/21/2010
E1.12	Electrical Site Plan	12/21/2010
E1.13	Electrical Site Plan	12/21/2010
E1.15	Electrical Site Plan	12/21/2010
E1.16	Electrical Site Plan	12/21/2010
E1.17	Electrical Site Plan	12/21/2010
E1.18	Electrical Site Plan	12/21/2010
E1.19	Electrical Site Plan	12/21/2010
E1.21	Electrical Site Plan	12/21/2010

2 of 54

EXHIBIT “E”

E1.22	Electrical Site Plan	12/21/2010
E1.23	Electrical Site Plan	12/21/2010
E1.24	Electrical Site Plan	12/21/2010
E1.25	Electrical Site Plan	12/21/2010
E1.26	Electrical Site Plan	12/21/2010
L1.01	Landscape Sheet Index	12/21/2010
L1.02	Landscape Orientation Plan	12/21/2010
L1.03	Landscape Finish Schedule	12/21/2010
L1.04	Landscape Site Graphic	12/21/2010
L2.01	Landscape Call Out Plan	12/21/2010
L2.02	Landscape Call Out Plan	12/21/2010
L2.03	Landscape Call Out Plan	12/21/2010
L2.04	Landscape Call Out Plan	12/21/2010
L2.05	Landscape Call Out Plan	12/21/2010
L2.06	Landscape Call Out Plan	12/21/2010
L2.07	Landscape Call Out Plan	12/21/2010
L2.08	Landscape Call Out Plan	12/21/2010
L2.09	Landscape Call Out Plan	12/21/2010
L2.10	Landscape Call Out Plan	12/21/2010
L2.11	Landscape Call Out Plan	12/21/2010
L2.12	Landscape Call Out Plan	12/21/2010
L2.13	Landscape Call Out Plan	12/21/2010
L2.14	Landscape Call Out Plan	12/21/2010
L2.15	Landscape Call Out Plan	12/21/2010
L2.16	Landscape Call Out Plan	12/21/2010
L2.17	Landscape Call Out Plan	12/21/2010
L2.18	Landscape Call Out Plan	12/21/2010
L2.19	Landscape Call Out Plan	12/21/2010
L3.01	Landscape Notes/Legends	12/21/2010
M1.00	Mechanical Overview Site Plan	12/21/2010
M1.22	Mechanical Site Plan	12/21/2010
M1.23	Mechanical Site Plan	12/21/2010
M1.27	Mechanical Site Plan	12/21/2010
P1.00	Plumbing Overview Site Plan	12/21/2010
P1.22	Plumbing Site Plan	12/21/2010
P1.23	Plumbing Site Plan	12/21/2010
P1.27	Plumbing Site Plan	12/21/2010
A0.00	Site Cover Sheet	1/14/2011
A0.11	Drawing Index	1/14/2011
A0.30	Overall Architectural Key Plan	1/14/2011
A1.10	Site Plan	12/21/2010
A1.11	Site Plan	12/21/2010
A1.12	Site Plan	12/21/2010
A1.13	Site Plan	12/21/2010
A1.14	Site Plan	12/21/2010
A1.15	Site Plan	12/21/2010
A1.16	Site Plan	12/21/2010
A1.17	Site Plan	12/21/2010

3 of 54

EXHIBIT “E”

A1.18	Site Plan	12/21/2010
A1.19	Site Plan	12/21/2010
A1.20	Site Plan	12/21/2010
A1.21	Site Plan	12/21/2010
A1.22	Site Plan	12/21/2010
A1.23	Site Plan	12/21/2010
A1.24	Site Plan	12/21/2010
A1.25	Site Plan	12/21/2010
A1.26	Site Plan	12/21/2010
A1.27	Site Plan	12/21/2010
C-10.10	Plan & Profile – U.S. Army Corps Baseline	11/12/2010
C-10.11	Plan & Profile – U.S. Army Corps Baseline	11/12/2010
C-10.12	Plan & Profile – U.S. Army Corps Baseline	11/12/2010
C-10.8	Plan & Profile – U.S. Army Corps Baseline	11/12/2010
C-10.9	Plan & Profile – U.S. Army Corps Baseline	11/12/2010
C-12.3	Utility Details	11/12/2010
C-13.1	Plan and Profile – Baseline A	12/21/2010
C-13.2	Plan and Profile – Baseline A	12/21/2010
C-13.3	Plan and Profile – Baseline A	12/21/2010
C-13.4	Plan and Profile – Baseline A	12/21/2010
C-13.5	Plan and Profile – Baseline A	12/21/2010
C-14.20	Levee Improvements – Cross Sections	1/14/2011
C-14.21	Levee Improvements – Cross Sections	1/14/2011
C-14.22	South Levee – Cross Sections	1/14/2011
C-14.23	South Levee – Cross Sections	1/14/2011
C-14.24	South Levee – Cross Sections	1/14/2011
C-14.25	South Levee – Cross Sections	1/14/2011
C-14.26	South Levee – Cross Sections	1/14/2011
C-14.27	South Levee – Cross Sections	1/14/2011
C-14.28	South Levee – Cross Sections	1/14/2011
C-15.1	Striping and Signage Layout	12/21/2010
C-15.2	Striping and Signage Layout	12/21/2010
C16.1	ADA Details	12/21/2010
C16.2	Miscellaneous Details	12/21/2010
C-6.8	Curve Data Tables	11/12/2010
C-7.2A	Concrete Sloped Pavement	1/14/2011
C-7.2B	Concrete Sloped Pavement and Details	1/14/2011
C-7.4	Joint Layout	12/21/2010
C-8.9	Overall Drainage Plan	11/12/2010
C-9.11	Support facility Building Pad Grading Plan	2/10/2011
CS-1	Phase 1 Construction General Notes	1/14/2011
CS-2	Phase 1 Construction General Layout	1/14/2011
CS-3	Phase 1 Construction Foundation Plan	1/14/2011
CS-4	Phase 1 Construction Bents 46R, 47R & 52R-62R Plan & Elevation	1/14/2011
CS-5	Phase 1 Construction Bents 48R – 51R Plan & Elevation	1/14/2011
CS-6	Phase 1 Construction Loading Dock Drive Platform Deck Plan	1/14/2011
CS-7	Phase 1 Construction Deck Details (1 of 2)	1/14/2011
CS-8	Phase 1 Construction Deck Details (2 of 2)	1/14/2011

4 of 54

EXHIBIT “E”

CS-9	Phase 1 Construction Miscellaneous Details	1/14/2011
E0.10	Symbol List	12/21/2010
E0.11	Standard Details Grounding Methods	12/21/2010
E1.10	Electrical Site Plan	11/12/2010
E1.14	Electrical Site Plan	11/12/2010
E1.20	Electrical Site Plan	11/12/2010
E1.27	Electrical Site Plan	11/12/2010
E3.00	Single Line Diagram – Normal	11/12/2010
E3.01	Single Line Diagram – Emergency	11/12/2010
E3.02	Low Voltage Riser Diagram	12/21/2010
E4.00	Feeder, Transformer, and Light Fixture Schedule	11/12/2010
E4.00	Feeder, Transformer, and Light Fixture Schedule	12/21/2010
E4.10	Panel Schedules – Normal	11/12/2010
E4.10	Panel Schedules – Normal	12/21/2010
E4.11	Panel Schedules – Emergency	11/12/2010
E4.20	Distribution Equipment Schedules	11/12/2010
E4.30	Ductbank Sections	12/21/2010
E4.31	Ductbank Sections	12/21/2010
L3.02	Landscape Construction Details	12/21/2010
L4.01	Landscape Irrigation Master Plan	12/21/2010
L4.02	Landscape Irrigation Master Plan	12/21/2010
L4.03	Landscape Irrigation Master Plan	12/21/2010
L4.04	Landscape Irrigation Master Plan	12/21/2010
L4.05	Landscape Irrigation Master Plan	12/21/2010
L4.06	Landscape Irrigation Master Plan	12/21/2010
L4.07	Landscape Irrigation Master Plan	12/21/2010
L4.08	Landscape Irrigation Master Plan	12/21/2010
L4.09	Landscape Irrigation Master Plan	12/21/2010
L4.10	Landscape Irrigation Master Plan	12/21/2010
L4.11	Landscape Irrigation Master Plan	12/21/2010
L4.12	Landscape Irrigation Master Plan	12/21/2010
L4.13	Landscape Irrigation Master Plan	12/21/2010
L4.14	Landscape Irrigation Master Plan	12/21/2010
L4.15	Landscape Irrigation Master Plan	12/21/2010
L4.16	Landscape Irrigation Master Plan	12/21/2010
L4.17	Landscape Irrigation Master Plan	12/21/2010
L4.18	Landscape Irrigation Master Plan	12/21/2010
L4.19	Landscape Irrigation Master Plan	12/21/2010
L5.01	Landscape Irrigation Notes/Legends	12/21/2010
L5.02	Landscape Irrigation Details	12/21/2010
L5.03	Landscape Irrigation Details	12/21/2010
L6.01	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.02	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.03	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.04	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.05	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.06	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.07	Landscape Planting Plan Trees and Groundcover	12/21/2010

5 of 54

EXHIBIT “E”

L6.08	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.09	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.10	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.11	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.12	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.13	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.14	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.15	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.16	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.17	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.18	Landscape Planting Plan Trees and Groundcover	12/21/2010
L6.19	Landscape Planting Plan Trees and Groundcover	12/21/2010
M0.10	General Notes, Abbreviations, and Symbol List	12/21/2010
M0.20	Mechanical Details	12/21/2010
M0.21	Mechanical Details	12/21/2010
M0.22	Mechanical Details	12/21/2010
M0.23	Mechanical Details	12/21/2010
P0.10	General Notes, Abbreviations, and Symbol List	12/21/2010
P0.20	Plumbing Details	12/21/2010
P0.21	Plumbing Details	12/21/2010
S-1	Foundation Plan	11/12/2010
S-10	Bents 42-50 Plan & Elevation	11/12/2010
S-2	Foundation Plan	11/12/2010
S-3	Foundation Plan	11/12/2010
S-4	Bents 26-34 Plan & Elevation	11/12/2010
S-5	Bents 28-31 Plan & Elevation	11/12/2010
S-6	Bents 35-36 Plan & Elevation	11/12/2010
S-7	Bent 37 Plan & Elevation	11/12/2010
S-8	Bents 38-39 Plan & Elevation	11/12/2010
S-9	Bents 40-41 Plan & Elevation	11/12/2010

Volume 2: Tower
AV0.01	Symbols and Legends	12/21/2010
AV1.00	Overall Audio/Visual Site Plan	12/21/2010
AV1.16	Audio/Visual Site Plan	12/21/2010
AV1.22	Audio/Visual Site Plan	12/21/2010
AV1.23	Audio/Visual Site Plan	12/21/2010
AV4.01	A/V Fixture Schedule	12/21/2010
AV7.01	Overall AV Topology – Site	12/21/2010
AV7.02	Overall Topology	11/12/2010
LD0.01	Symbols and Legends	12/21/2010
LD0.02	Notes	12/21/2010
LD1.00	Overall Lighting Site Plan	12/21/2010
LD1.13	Lighting Site Plan	12/21/2010
LD1.15	Lighting Site Plan	12/21/2010
LD1.16	Lighting Site Plan	12/21/2010
LD1.17	Lighting Site Plan	12/21/2010
LD1.18	Lighting Site Plan	12/21/2010

6 of 54

EXHIBIT“E”

LD1.20	Lighting Site Plan	12/21/2010
LD1.21	Lighting Site Plan	12/21/2010
LD1.22	Lighting Site Plan	12/21/2010
LD1.23	Lighting Site Plan	12/21/2010
LD1.26	Lighting Site Plan	12/21/2010
LD1.27	Lighting Site Plan	12/21/2010
LD4.01	Lighting Fixture Schedule	12/21/2010
LD4.01	Lighting Fixture Schedule	11/12/2010
LD7.02	Overall Topology	11/12/2010
TA0.00	Cover Sheet	2/4/2011
TA0.10	Drawing Index	2/15/2011
TA0.10	Drawing Index	2/4/2011
TA0.10	Drawing Index	2/2/2011
TA0.11	Drawing Index	2/4/2011
TA0.12	Drawing Index	12/21/2010
TA0.13	Drawing Index	12/21/2010
TA0.14	Drawing Index	11/23/2010
TA0.17	Drawing Index	11/23/2010
TA0.20	Information Site Package	12/21/2010
TA0.21	ADA Notes and Figures	12/21/2010
TA0.30	Overall Architectural Key Plan	12/21/2010
TA0.40	Wall Types	12/21/2010
TA0.41	Wall Types	12/21/2010
TA1.00	Overall Architectural Site Plan	11/23/2010
TA2.10	Hotel Tower Floor Plans Level 0 Level 1	12/21/2010
TA2.20	Hotel Tower Floor Plans Level 1.5 Level 2	12/21/2010
TA2.30	Hotel Tower Floor Plans Level 3 Level 4-11	12/21/2010
TA2.40	Hotel Tower Floor Plans Level 12 Roof Plan	12/21/2010
TA2.50	Hotel Tower Lower Roof Plan Upper Roof Plan	12/21/2010
TA3.10	Hotel Tower East Elevation	12/21/2010
TA3.20	Hotel Tower West Elevation	12/21/2010
TA3.30	Hotel Tower North and South Elevations	12/21/2010
TA3.40	Hotel Tower South Elevation	12/21/2010
TA3.50	Hotel Tower Building Section	12/21/2010
TA3.60	Hotel Tower Building Section	12/21/2010
TA3.70	Hotel Tower Building Section	12/21/2010
TA4.10	Room Finish Schedule	12/21/2010
TA4.20	Door Schedule	12/21/2010
TA4.21	Door Schedule	12/21/2010
TA4.22	Door Schedule	12/21/2010
TA4.30	Head, Jamb, Sill Details	12/21/2010
TA4.31	Head, Jamb, Sill Details	12/21/2010
TA6.01	Hotel Shower Details	12/21/2010
TA6.01	Hotel Shower Details	11/12/2010
TA6.02	Guestroom Details	12/21/2010
TA6.03	Enlarged Elevations	12/21/2010
TA7.00	Hotel Tower Stair Plans	12/21/2010
TA7.10	Hotel Tower Stair Plans & Sections	12/21/2010

7 of 54

EXHIBIT “E”

TA7.20	Hotel Tower Stair Plans & Sections	12/21/2010
TA8.00	Enlarged Plans Guestroom Mock-Up Package	11/12/2010
TA8.01	Schedule & Details Mock-Up Package	11/12/2010
TA8.10	Hotel Tower Enlarged Guestroom Plans/RCPS	12/21/2010
TA8.11	Hotel Tower Enlarged Guestroom Plans/RCPS	12/21/2010
TA8.12	Hotel Tower Enlarged Guestroom Plans/RCPS	12/21/2010
TA8.13	Hotel Tower Enlarged Guestroom Plans/RCPS	12/21/2010
TA8.14	Hotel Tower Enlarged Guestroom Plans/RCPS	12/21/2010
TA8.16	Hotel Tower Enlarged Typical Guestroom Bath Plans	12/21/2010
TA8.17	Hotel Tower Enlarged Typical Guestroom Bath Plans	12/21/2010
TA8.30	Hotel Tower Enlarged Sections	12/21/2010
TA8.31	Hotel Tower Enlarged Sections	12/21/2010
TA9.10	Hotel Tower Reflected Ceiling Level 0 Level 1	12/21/2010
TA9.20	Hotel Tower Reflected Ceiling Level 1.5 Level 2	12/21/2010
TA9.30	Hotel Tower Reflected Ceiling Plans Level 3 Levels 4-11	12/21/2010
TA9.40	Hotel Tower Reflected Plan Level 12 Roof Plan	12/21/2010
TAS 2.50	Hotel Tower Slab Plans Lower/Upper Roof Level	12/21/2010
TAS2.10	Hotel Tower Slab Plans Level 0 and Level 1	2/4/2011
TAS2.20	Hotel Tower Slab Plans Level 1.5 and Level 2	2/4/2011
TAS2.30	Hotel Tower Slab Plans Level 3 and levels 4-11	2/4/2011
TAS2.40	Hotel Tower Slab Plan Level 12 Roof Slab	2/4/2011
TAS2.50	Thotel Tower Slab Plan Roof Level	2/4/2011
TAS2.60	Garage Elevator Tower Slab Plan	2/4/2011
TAV0.01	Symbols and Legends	12/21/2010
TAV2.10	Hotel Tower Audio Visual Plans Level 0 and 1	12/21/2010
TAV2.20	Hotel Tower Audio Visual Plans Level 1.5 and 2	12/21/2010
TAV2.40	Hotel Tower Audio Visual Plans Level 12	12/21/2010
TAV4.01	AV Fixture Schedule	12/21/2010
TAV7.01	Overall Topology Hotel Tower	12/21/2010
TAV9.10	Hotel Tower Audio Visual RCP Level 1 (Casino)	12/21/2010
TAV9.20	Hotel Tower Audio Visual RCP Level 2	12/21/2010
TAV9.40	Hotel Tower Audio Visual RCP Level 12	12/21/2010
TC1.00	Tower Grading	2/4/2011
TE0.10	Symbol List and General Notes	12/21/2010
TE0.10	Symbol List, Specifications & Panel Schedule	11/12/2010
TE0.11	Standard Details and Grounding Methods	12/21/2010
TE0.20	Single Line Diagram, Panel & Lighting Fixture Schedules	11/12/2010
TE2.10	Hotel Tower Power/Signal Plans Level 1 & 2	12/21/2010
TE2.20	Hotel Tower Power/Signal Plans Level 1.5 & 2	12/21/2010
TE2.30	Hotel Tower Power/Signal Plans Level 3 & 4	12/21/2010
TE2.31	Hotel Tower Power/Signal Plans Level 5 & 6	12/21/2010
TE2.32	Hotel Tower Power/Signal Plans Level 7 & 8	12/21/2010
TE2.33	Hotel Tower Power/Signal Plans Level 9 & 10	12/21/2010
TE2.34	Hotel Tower Power/Signal Plan Level 11 & 12	12/21/2010
TE2.40	Hotel Tower Power/Signal Plans Level 11.5 & 12	12/21/2010
TE2.50	Hotel Tower Power Lower Roof and Upper Roof Plans	12/21/2010
TE2.60	Hotel Tower Power/Signal Plans Level 9 & 10	11/12/2010
TE2.70	Hotel Tower Power/Signal Plans Level 11 & 12	11/12/2010

8 of 54

EXHIBIT “E”

TE2.80	Hotel Tower Power/Signal Plans Roof Levels	11/12/2010
TE3.00	Single Line Diagram – Normal	12/21/2010
TE3.01	Single Line Diagram – Emergency	12/21/2010
TE3.10	Riser Diagrams	12/21/2010
TE3.11	Riser Diagrams	12/21/2010
TE3.12	Riser Diagrams	12/21/2010
TE4.00	Feeder, Transformer & Lighting Fixture Schedules	12/21/2010
TE4.01	Lighting Fixture and Compliance Certificate	12/21/2010
TE4.10	Panel Schedules – Normal	11/12/2010
TE4.11	Panel Schedules – Normal	12/21/2010
TE4.12	Panel Schedules – Normal	11/12/2010
TE4.13	Panel Schedules – Emergency	12/21/2010
TE4.20	Distribution Equipment Schedules	12/21/2010
TE5.00	Enlarged Electrical Plans	12/21/2010
TE5.01	Enlarged Electrical Plans	12/21/2010
TE8.00	Enlarged Guestrooms Electrical Plans	11/12/2010
TE8.10	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TE8.11	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TE8.12	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TE8.20	Hotel Tower Enlarged Typical Cooridor	12/21/2010
TE9.10	Hotel Tower Lighting Plans Level 0 & 1	12/21/2010
TE9.20	Hotel Tower Lighting Plans Level 1.5 & 2	12/21/2010
TE9.30	Hotel Tower Lighting Plans Level 3 & Levels 4-11	12/21/2010
TE9.31	Hotel Tower Lighting Plans Level 5 & 6	12/21/2010
TE9.32	Hotel Tower Lighting Plans Level 7 & 8	12/21/2010
TE9.33	Hotel Tower Lighting Plans Level 9 & 10	12/21/2010
TE9.34	Hotel Tower Lighting Plans Level 11	12/21/2010
TE9.40	Hotel Tower Lighting Plans Level 12 and Roof	12/21/2010
TE9.50	Hotel Tower Lighting Plans Level 7 & 8	11/12/2010
TE9.60	Hotel Tower Lighting Plans Level 9 & 10	11/12/2010
TE9.70	Hotel Tower Lighting Plans Level 11 & 12	11/12/2010
TFA0.01	Hotel Fire Alarm General Notes	12/21/2010
TFA0.10	Hotel Tower Fire Alarm Plan Level 0	12/21/2010
TFA0.20	Hotel Tower Fire Alarm Plan Level 1	12/21/2010
TFA0.30	Hotel Tower Fire Alarm Plan Level 1.5	12/21/2010
TFA0.40	Hotel Tower Fire Alarm Plan Level 2	12/21/2010
TFA0.50	Hotel Tower Fire Alarm Plan Level 3	11/12/2010
TFA0.60	Hotel Tower Fire Alarm Plan Level 4-11	11/12/2010
TFA0.70	Hotel Tower Fire Alarm Plan Level 11.5	11/12/2010
TFA0.80	Hotel Tower Fire Alarm Plan Level 12	11/12/2010
TFP0.00	Hotel Tower Fire Protection General Notes	12/21/2010
TFP0.10	Hotel Tower Fire Protection Plan Level 0	12/21/2010
TFP0.20	Hotel Tower Fire Protection Plan Level 1	12/21/2010
TFP0.30	Hotel Tower Fire Protection Plan Level 1.5	12/21/2010
TFP0.40	Hotel Tower Fire Protection Plan Level 2	12/21/2010
TFP0.50	Hotel Tower Fire Protection Plan Level 3	11/12/2010
TFP0.60	Hotel Tower Fire Protection Plan Level 4-11	11/12/2010
TFP0.70	Hotel Tower Fire Protection Plan Level 11.5	11/12/2010

9 of 54

EXHIBIT “E”

TFP0.80	Hotel Tower Fire Protection Plan Level 12	11/12/2010
TFP0.90	Hotel Tower Fire Protection Plan Roof Plan	11/12/2010
TFP5.00	Hotel Tower Fire Protection Details	12/21/2010
TFP5.01	Hotel Tower Fire Protection Details	12/21/2010
T-FSA1	Room Service Floor Plan	12/21/2010
T-FSA2	Room Service Equipment Schedule and Requirements	12/21/2010
T-FSA3	Room Service Food Service Plumbing Plan	12/21/2010
T-FSA4	Room Service Food Service Electrical Plan	12/21/2010
T-FSA5	Room Service Food Service Building Conditions Beverage Conduits	12/21/2010
T-FSA6	Room Service Food Service Refridgeration Plan	12/21/2010
T-FSA6.1	Room Service Food Service Refridgeration Plan	12/21/2010
T-FSA7	Room Service Exhaust Hood Plan	12/21/2010
T-FSA7.1	Room Service Exhaust Hood Plan	12/21/2010
T-FSA7.2	Room Service Exhaust Hood Plan	12/21/2010
T-FSA7.3	Room Service Exhaust Hood Plan	12/21/2010
T-FSA7.4	Room Service Exhaust Hood Plan	12/21/2010
T-FSB1	Meeting Rooms Food Service Floor Plan and Schedule	12/21/2010
T-FSB2	Meeting Rooms Food Service Plumbing Plan Electrical Plan	12/21/2010
T-FSC1	Pool bar Floor Plan Schedule and Requirements	12/21/2010
T-FSC2	Pool Bar Plumbing Plan Electrical Plan	12/21/2010
T-FSC3	Pool Bar Building Conditions Beverage Conduits Refridgeration Plan	12/21/2010
TID0.00	Cover Sheet	11/12/2010
TID0.01	General Notes	12/21/2010
TID0.02	Sheet Index	11/12/2010
TID0.03	BOH Interiors Finish Schedule	12/21/2010
TID0.10	General Notes Guestroom Mock-Up Package	11/12/2010
TID0.11	Schedules Guestroom Mock-Up Package	11/12/2010
TID1.00	Overall Plan Service Level	12/21/2010
TID1.00	Plan & RCP Guestroom Mock-Up Package	11/12/2010
TID1.01	Overall RCP Service Level	12/21/2010
TID1.10	Overall Plan Floor 2	12/21/2010
TID1.11	Overall RCP Floor 2	12/21/2010
TID1.20	Overall Plan Floor 2	11/12/2010
TID1.20	Overall Plan 1.5	12/21/2010
TID1.21	Overall RCP Floor 2	11/12/2010
TID1.21	Overall RCP 1.5	12/21/2010
TID1.30	Overall Plan Floor 3	11/12/2010
TID1.30	Overall Plan Floor 2	12/21/2010
TID1.31	Overall RCP Floor 3	11/12/2010
TID1.31	Overall RCP Floor 2	12/21/2010
TID1.40	Overall Plans Floors 4-11	11/12/2010
TID1.40	Overall Plan Floor 3	12/21/2010
TID1.41	Overall RCP Floors 4-11	11/12/2010
TID1.41	Overall RCP Floor 3	12/21/2010
TID1.50	Overall Plan Floor 12	11/12/2010
TID1.50	Overall Plan Floors 4-11	12/21/2010
TID1.51	Overall RCP Floor 12	11/12/2010
TID1.51	Overall RCP Floors 4-11	12/21/2010

10 of 54

EXHIBIT’E”

TID1.60	Overall Plan Floor 12	12/21/2010
TID1.61	Overall RCP Floor 12	12/21/2010
TID2.00	Entry & Lobby Enlarged Plan	12/21/2010
TID2.00	Elevations Dbl Queen Guestroom Mock-Up Package	11/12/2010
TID2.01	Entry & Lobby Enlarged RCP	12/21/2010
TID2.01	Elevations Dbl Queen Guestroom Mock-Up Package	11/12/2010
TID2.02	Elevations King Guestroom Mock-Up Package	11/12/2010
TID2.03	Elevations King Guestroom Mock-Up Package	11/12/2010
TID2.04	Elevations Corridor Guestroom Mock-Up Package	11/12/2010
TID2.10	Meeting Room & Offices Enlarged Plan	12/21/2010
TID2.11	Meeting Room & Offices Enlarged RCP	12/21/2010
TID2.11	Meeting Room Elevations Floor 1	12/21/2010
TID2.20	Restroom Plan Floor 1	12/21/2010
TID2.21	Restroom RCPs Floor 1	12/21/2010
TID2.22	Lobby Restroom Elevations	12/21/2010
TID2.23	BOH Restrooms Elevations	12/21/2010
TID2.30	Entry & Lobby Enlarged Plan Floor 2	12/21/2010
TID2.31	Entry & Lobby Enlarged RCP Floor 2	12/21/2010
TID3.00	Elevator Lobby Enlarged Plan Floors 1-11	11/12/2010
TID3.00	Elevator Lobby Plans	12/21/2010
TID3.00	Details Guestroom Mock-Up Package	11/12/2010
TID3.01	Elevator Lobby Enlarged RCP Floors 1-11	11/12/2010
TID3.01	Elevator Lobby RCPs	12/21/2010
TID3.02	Elevator Lobby Elevations	12/21/2010
TID3.03	Elevator Lobby Elevations	12/21/2010
TID3.10	Elevator Lobby Enlarged Plan Floor 12	11/12/2010
TID3.10	Elevator Cars Enlarged Plans, RCPs & Elevations	12/21/2010
TID3.11	Elevator Lobby Enlarged RCP Floor 12	11/12/2010
TID3.40	Hotel Cooridor Elevations	12/21/2010
TID3.41	Hotel Cooridor Elevations	12/21/2010
TID3.42	Hotel Cooridor Elevations	12/21/2010
TID3.43	Hotel Cooridor Elevations	12/21/2010
TID3.44	Hotel Cooridor Elevations	12/21/2010
TID3.45	Hotel Cooridor Elevations	12/21/2010
TID3.46	Hotel Cooridor Elevations	12/21/2010
TID4.00	Typical King Enlarged Plan Floors 2-11	12/21/2010
TID4.01	Typ. King Enlarged RCP Floors 2-11	12/21/2010
TID4.02	Typ King Elevations Floors 2-11	12/21/2010
TID4.03	Typ King Elevations Floors 2-12	12/21/2010
TID4.10	Typ. Dbl. Queen Enlarged Plan Floors 2-11	12/21/2010
TID4.11	Typ. Dbl. Queen Enlarged RCP Floors 2-11	12/21/2010
TID4.12	Typ Queen Elevations Floors 2-11	12/21/2010
TID4.13	Typ Queen Elevations Floors 2-12	12/21/2010
TID4.20	King ADA Enlarged Plan	12/21/2010
TID4.21	King ADA Enlarged RCP	12/21/2010
TID4.22	ADA King Elevations	12/21/2010
TID4.23	ADA King Elevations	12/21/2010
TID4.30	Ext. Dbl. Queen Enlarged Plan Floors 2-11	12/21/2010

11 of 54

EXHIBIT“E”

TID4.31	Ext. Dbl. Queen Enlarged RCP Floors 2-11	12/21/2010
TID4.32	Junior Suite Enlarged Plan Floors 2-11	12/21/2010
TID4.33	Extended Double Queen Elevations	12/21/2010
TID4.40	Junior Suite Enlarged Plan Floors 2-11	11/12/2010
TID4.41	Junior Suite Enlarged RCP Floors 2-11	11/12/2010
TID4.60	Drawing Name	11/12/2010
TID4.61	Bridge Suite Enlarged RCP Floors 4-11	11/12/2010
TID4.65	Drawing Name	11/12/2010
TID4.66	Bridge Suite Enlarged RCP Floor 12	11/12/2010
TID4.80	Two Bay Suite Enlarged Plan Floors 3-11	11/12/2010
TID4.81	Two Bay Suite Enlarged RCP Floors 3-11	11/12/2010
TID5.00	Junior Suite Enlarged Plan Floors 2-11	12/21/2010
TID5.00	Three Bay Suite Enlarged Plan Floor 12	11/12/2010
TID5.01	Junior Suite Enlarged Plan Floors 2-12	12/21/2010
TID5.02	Junior Suite Elevations	12/21/2010
TID5.03	Junior Suite Elevations	12/21/2010
TID5.04	Junior Suite ADA Bathroom Elevations Floor 2 Only	12/21/2010
TID5.20	Bridge Suite Enlarged Plan Floors 3-11	12/21/2010
TID5.21	Bridge Suite Enlarged Plan Floors 3-11	12/21/2010
TID5.22	Bridge Suite Elevations	12/21/2010
TID5.23	Bridge Suite Elevations	12/21/2010
TID5.24	Bridge Suite ADA Bathroom Elevations Floor 11 Only	12/21/2010
TID5.30	Two Bay Suite Enlarged Plan Floors 2-11	12/21/2010
TID5.31	Two Bay Suite Enlarged RCP Floors 2-11	12/21/2010
TID5.32	Two Bay Suite Elevations	12/21/2010
TID5.33	Two Bay Suite Elevations	12/21/2010
TID6.00	Bridge Suite Enlarged Plan Floor 12	12/21/2010
TID6.00	Sundries Enlarged Plan Floor 2	11/12/2010
TID6.01	Bridge Suite Enlarged RCP Floor 12	12/21/2010
TID6.02	Bridge Suite Elevations Floor 12	12/21/2010
TID6.03	Bridge Suite Elevations Floor 13	12/21/2010
TID6.10	Three Bay Suite Enlarged Plan Floor 12	12/21/2010
TID6.11	Three Bay Suite Enlarged RCP Floor 12	12/21/2010
TID6.12	Three Bay Suite Elevations Floor 12	12/21/2010
TID6.13	Three Bay Suite Elevations Floor 12	12/21/2010
TID6.14	Three Bay Suite Elevations	12/21/2010
TID7.00	Sundries Enlarged Plan Floor 2	12/21/2010
TID7.01	Sundries Enlarged Plan Floor 2	12/21/2010
TID7.02	Sundries Elevations Floor 2	12/21/2010
TID7.03	Sundries Elevations Floor 2	12/21/2010
TID8.00	Pool Area Enlarged Plan Floor 12	12/21/2010
TID8.10	Fitness Area & Restrooms Plan Floor 12	12/21/2010
TID8.11	Fitness Area & Restrooms RCP Floor 12	12/21/2010
TID8.12	Fitness Area Elevations	12/21/2010
TID8.13	Restroom Elevations Floor 12	12/21/2010
TID8.14	Restroom Elevations Floor 12	12/21/2010
TL1.01	Sheet Index	12/21/2010
TL1.02	Finish Schedule	12/21/2010

12 of 54

EXHIBIT“E”

TL2.01	Call Out Plan	12/21/2010
TL2.02	Finish Plan	12/21/2010
TL3.01	Notes and Legends	12/21/2010
TL3.02	Construction Details	12/21/2010
TL4.00	Irrigation Master Plan	12/21/2010
TL4.01	Irrigation Plan – Trees and Palms	12/21/2010
TL4.02	Irrigation Plan – Shrubs and Vines	12/21/2010
TL5.01	Irrigation Notes and Legends	12/21/2010
TL5.02	Irrigation Details	12/21/2010
TL6.01	Planting Plan – Trees and Shrubs	12/21/2010
TLD0.01	Symbols & Legends	12/21/2010
TLD0.02	Notes	12/21/2010
TLD2.10	Hotel Tower Lighting Plans Level 0 and 1	12/21/2010
TLD2.20	Hotel Tower Lighting Plan Level 2	12/21/2010
TLD2.30	Hotel Tower Lighting Plans Level 3 and 4-11	12/21/2010
TLD2.40	Hotel Tower Lighting Plans Level 11.5 and 12	12/21/2010
TLD3.10	Hotel Tower Lighting Elevation (East)	12/21/2010
TLD3.20	Hotel Tower Lighting Elevation (West)	12/21/2010
TLD3.30	Hotel Tower Lighting Elevation (North and South)	12/21/2010
TLD4.01	Lighting Fixture Schedule	12/21/2010
TLD4.31	Dimming Fixture Schedule	12/21/2010
TLD7.01	Overall Topology	12/21/2010
TLD7.10	Control Room Locations Level 1.5	12/21/2010
TLD7.11	Control Room Locations Level 12	12/21/2010
TLD7.40	Dimming Oneline Hotel Tower	12/21/2010
TLD7.70	Control Rack Details	12/21/2010
TLD7.71	General Control Details	12/21/2010
TLD7.80	Cable Specifications	12/21/2010
TLD8.00	Enlarged Plans Guestroom Mock-Up Package Lighting	11/12/2010
TLD8.10	Enlarged Typical Guestroom Lighting Plans/RCPs	12/21/2010
TLD8.11	Enlarged Typical Guestroom Lighting Plans/RCPs	12/21/2010
TLD8.12	Enlarged Typical Guestroom Lighting Plans/RCPs	12/21/2010
TLD9.10	Hotel Tower Lighting RCP Level 0 and 1	12/21/2010
TLD9.20	Hotel Tower Lighting RCP Level 2	12/21/2010
TLD9.30	Hotel Tower Lighting RCP Level 3 and 4-11	12/21/2010
TLD9.40	Hotel Tower Lighting RCP Level 12	12/21/2010
TLV0.10	Symbol List and General Notes	12/21/2010
TLV2.10	Hotel Tower Low Voltage Plans Level 0 &1	12/21/2010
TLV2.20	Hotel Tower Low Voltage Plans Level 1.5 & 2	12/21/2010
TLV2.30	Hotel Tower Low Voltage Plans Level 3 & 4	12/21/2010
TLV2.31	Hotel Tower Low Voltage Plans Level 5 & 6	12/21/2010
TLV2.32	Hotel Tower Low Voltage Plans Level 7 & 8	12/21/2010
TLV2.33	Hotel Tower Low Voltage Plans Level 9 & 10	12/21/2010
TLV2.34	Hotel Tower Low Voltage Plans Level 11	12/21/2010
TLV2.40	Hotel Tower Low Voltage Plans Level 11.5 & 12	12/21/2010
TLV5.00	Hotel Tower Low Voltage Plans	12/21/2010
TLV9.10	Hotel Tower Low Voltage Plans Level 0 &1	12/21/2010
TLV9.20	Hotel Tower Low Voltage Plans Level 1.5 & 2	12/21/2010

13 of 54

EXHIBIT “E”

TLV9.30	Hotel Tower Low Voltage Plans Level 3 & 4	12/21/2010
TLV9.31	Hotel Tower Low Voltage Plans Level 5 & 6	12/21/2010
TLV9.32	Hotel Tower Low Voltage Plans Level 7 & 8	12/21/2010
TLV9.33	Hotel Tower Low Voltage Plans Level 9 & 10	12/21/2010
TLV9.34	Hotel Tower Low Voltage Plans Level 11	12/21/2010
TLV9.40	Hotel Tower Low Voltage Plans Level 11.5 & 12	12/21/2010
TM0.10	General Notes, Abbreviations, and Symbol List	12/21/2010
TM0.10	Symbol List, Specifications & Abbreviations	11/12/2010
TM0.20	Mechanical Details	12/21/2010
TM0.20	Mechanical Details	11/12/2010
TM0.21	Mechanical Details	12/21/2010
TM0.22	Mechanical Details	12/21/2010
TM2.10	Hotel Tower Mechanical Plans Level 0 & 1	12/21/2010
TM2.20	Hotel Tower Mechanical Plans Level 1.5 & 2	12/21/2010
TM2.30	Hotel Tower Mechanical Plans Levels 3 & 4-11	12/21/2010
TM2.40	Hotel Tower Mechanical Plans Level 12 & Roof	12/21/2010
TM2.50	Hotel Tower Mechanical Lower Roof Plan & Upper Roof Levels	12/21/2010
TM3.10	Hotel Tower Piping Plans Level 0 & 1	12/21/2010
TM3.20	Hotel Tower Piping Plans Level 1.5 & 2	12/21/2010
TM3.30	Hotel Tower Piping Plans Level 3 & 4-11	12/21/2010
TM3.40	Hotel Tower Piping Plans Level 12 & Roof	12/21/2010
TM4.00	Mechanical Schedules	12/21/2010
TM4.00	Mechanical Schedules	11/12/2010
TM4.01	Mechanical Schedules	12/21/2010
TM4.02	Mechanical Schedules	12/21/2010
TM6.00	Mechanical Control Diagrams	12/21/2010
TM6.01	Mechanical Control Diagrams	12/21/2010
TM7.00	Mechanical Riser Diagrams	12/21/2010
TM7.01	Mechanical Riser Diagrams	12/21/2010
TM7.02	Mechanical Riser Diagrams	12/21/2010
TM8.10	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TM8.10	Enlarged Guestroom Mechanical Plan	11/12/2010
TM8.11	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TM8.12	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TP0.10	General Notes, Abbreviations, and Symbol List	2/4/2011
TP0.20	Plumbing Details	2/4/2011
TP0.21	Plumbing Details	2/4/2011
TP2.10	Hotel Tower Waste and Vent Plans Level 0 and 1	2/4/2011
TP2.20	Hotel Tower Waste & Vent Plans Level 1.5 & 2	12/21/2010
TP2.30	Hotel Tower Waste & Vent Plans Level 3 & 4-11	12/21/2010
TP2.40	Hotel Tower Waste & Vent Plans Level 12 & Roof	12/21/2010
TP2.50	Hotel Tower Plumbing Lower Roof & Upper Roof Levels	12/21/2010
TP3.10	Hotel Tower Domestic Water Plans Level 0 and 1	2/4/2011
TP3.20	Hotel Tower Domestic Water Plans Level 1.5 & 2	12/21/2010
TP3.30	Hotel Tower Domestic Water Plans Level 3 & 4-11	12/21/2010
TP3.40	Hotel Tower Domestic Water Plans Level 12 & Roof	12/21/2010
TP4.00	Plumbing Schedules	2/4/2011
TP4.00	Plumbing Schedule	11/12/2010

14 of 54

EXHIBIT“E”

TP4.01	Plumbing Schedules	12/21/2010
TP5.00	Enlarged Plumbing Plans	12/21/2010
TP5.01	Enlarged Plumbing Plans	12/21/2010
TP6.00	Plumbing Control Diagrams	12/21/2010
TP7.00	Plumbing Riser Diagrams	12/21/2010
TP7.01	Plumbing Riser Diagrams	12/21/2010
TP7.02	Plumbing Riser Diagrams	12/21/2010
TP7.03	Plumbing Riser Diagrams	11/12/2010
TP8.10	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TP8.10	Enlarged Guestroom Plumbing Plans	11/12/2010
TP8.11	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TP8.12	Hotel Tower Enlarged Typical Guestroom Plans	12/21/2010
TP9.00	Plumbing Isometrics	12/21/2010
TP9.01	Plumbing Isometrics	12/21/2010
TPFS A3.0	Room Service Food Service Waste and Vent Plan	2/4/2011
TPFS A3.1	Room Service Food Service Waste Domestic Water Plan	2/4/2011
TPFS 5.00	Enlarged Plumbing Food Service Plans	12/21/2010
TPFS 5.01	Enlarged Plumbing Food Service Plans	12/21/2010
TS0.01	Cover Sheet	12/21/2010
TS0.11	General Notes	12/21/2010
TS0.12	General Notes	12/21/2010
TS2.00	Hotel Tower Pile Capacity Plan	12/21/2010
TS2.01	Hotel Tower Foundation Plan	2/15/2011
TS2.01	Hotel Tower Foundation Plan	11/12/2010
TS2.10	Hotel Tower Service Level Plan, Hotel Tower Bridge Level 2 Framing Plan	2/4/2011
TS2.10.1	Hotel Tower Service Level Plan, Hotel Tower Casino Level Framing Plan	2/4/2011
TS2.20	Hotel Tower Service Level 1.5 Framing Plan, Hotel Tower Bridge Level 2 Fra	2/4/2011
TS2.20.1	Hotel Tower Service Level 1.5 Framing Plan, Hotel Tower Bridge Level 2 Fra	2/4/2011
TS2.30	Hotel Tower Framing Plans Level 4-11 Level 3	12/21/2010
TS2.30	Hotel Tower Service Level 3 Framing Plan, Hotel Tower Level 4-10 Framing	2/4/2011
TS2.30.1	Hotel Tower Framing Plans Level 4-11 Level 3	12/21/2010
TS2.30.1	Hotel Tower Service Level 3 Framing Plan, Hotel Tower Level 4-10 Framing	2/4/2011
TS2.40	Hotel Tower Framing Plans Level 12 Intermediate Level	12/21/2010
TS2.40	Hotel TowerGuest Level 12 Framing Plan, Hotel Tower Guest Intermediate	2/4/2011
TS2.40.1	Hotel Tower Framing Plans Level 12 Intermediate Level	12/21/2010
TS2.40.1	Hotel TowerGuest Level 12 Framing Plan, Hotel Tower Guest Intermediate	2/4/2011
TS2.60	Hotel Tower Framing Plans Roof/Roof Slab	12/21/2010
TS2.60	Roof Slab and Roof Framing Plans	2/4/2011
TS2.60.1	Hotel Tower Framing Plans Roof Slab	2/4/2011
TS2.80	Garage Elevator Framing Plans	2/4/2011
TS2.91	Drag Chord Reinforcing Plans	2/4/2011
TS3.01	Wall Elevations	2/4/2011
TS3.02	Wall Elevations	2/4/2011
TS3.21	Brace Elevations	2/4/2011
TS4.01	Column Schedule	2/4/2011
TS4.11	Column Details	2/4/2011
TS4.41	Hotel Stud rail Details	2/4/2011
TS5.01	Foundation Sections & Details	12/21/2010

15 of 54

EXHIBIT “E”

TS5.02	Foundation Sections & Details	12/21/2010
TS5.02	Foundation Sections & Details	11/12/2010
TS5.03	Foundation Sections & Details	12/21/2010
TS5.03	Foundation Sections & Details	11/12/2010
TS5.04	Foundation Sections & Details	12/21/2010
TS5.11	Concrete Sections and Details	2/4/2011
TS5.11	Concrete Sections & Details	11/12/2010
TS5.12	Concrete Sections and Details	2/4/2011
TS5.12	Concrete Sections & Details	12/21/2010
TS5.13	Concrete Sections and Details	2/4/2011
TS5.21	Post-Tension Sections and Details	2/4/2011
TS5.31	Masonry Sections and Details	2/4/2011
TS5.41	Stair Sections and Details	2/4/2011
TS5.51	Steel and Elevator Sections and Details	2/4/2011
TS5.52	Steel Sections and Details	2/4/2011
TS5.53	Steel Sections and Details	2/4/2011
TS5.54	Steel Sections and Details	2/4/2011
TS5.54.1	Steel Sections and Details	2/4/2011
TS6.01	Enlarged Plans	2/4/2011
TS6.02	Enlarged Plans	2/4/2011
TS7.11	Pile Cap Details	12/21/2010
TS7.12	Pile Cap Details	12/21/2010
TS7.12.1	Pile Cap Details	12/21/2010
TS7.13	Pile Cap Details	12/21/2010
TS7.14	Pile Cap Details	2/15/2011
TS7.21	Pile Cap Sections and Details	12/21/2010
W1.0	Pool Piping Plan	12/21/2010
W1.0A	Pool Structural Depression Plan	12/21/2010
W1.1	Waterwall Piping Plan	12/21/2010
W2.0	Equipment Room Layout Plan	12/21/2010
W4.0	Pool Sections and Details	12/21/2010
W5.0	Waterwall Sections and Details	12/21/2010
WC	General Notes and Sheet Index	12/21/2010

Volume 3: Bridge
BA0.00	Cover Sheet	1/28/2011
BA0.10	Drawing Index	1/28/2011
BA0.20	Information Bridge Package	1/28/2011
BA0.21	ADA Notes and Figures	1/28/2011
BA0.30	Overall Architectural Key Plan	1/28/2011
BA2.10	Porte Cochere/Bridge Floor Plan Elevation 53'	1/28/2011
BA2.20	Porte Cochere/Bridge Floor Plan Elevation 77'	1/28/2011
BA2.30	Porte Cochere/Bridge Roof Plan	1/28/2011
BA3.10	Bridge Elevation	1/28/2011
BA3.20	Bridge Elevation	1/28/2011
BA3.50	Bridge Building Section	1/28/2011
BA3.60	Bridge Building Section	1/28/2011
BA3.70	Bridge Building Section	1/28/2011

16 of 54

EXHIBIT “E”

BA3.80	Bridge Building Section	1/28/2011
BA5.10	Bridge Wall Sections	1/28/2011
BA6.10	Porte Cochere/Bridge Plan Details	1/28/2011
BA6.20	Bridge Enlarged Details	1/28/2011
BA9.10	Porte Cochere/Bridge RCP Elevation 53′	1/28/2011
BA9.20	Porte Cochere/Bridge RCP Elevation 77′	1/28/2011
BAS2.10	Porte Cochere/Bridge Slab Plan Elevation 53′	1/28/2011
BAS2.20	Porte Cochere/Bridge Slab Plan Elevation 77′	1/28/2011
BAV0.01	Symbols and Legends	1/28/2011
BAV2.10	Porte Cochere/Bridge Plan Elevations 53′	1/28/2011
BAV2.20	Porte Cochere/Bridge Plan Elevation 77′	1/28/2011
BAV4.01	Lighting Fixture Schedule	1/28/2011
BAV7.01	Overall AV Topology – Bridge	1/28/2011
BAV9.10	Bridge AV RCP – Elevation 53′	1/28/2011
BAV9.20	Bridge AV RCP – Elevation 77′	1/28/2011
BE0.10	Symbol List and General Notes	1/28/2011
BE0.11	Standard Details Grounding Methods	1/28/2011
BE2.10	Porte Cochere – Bridge Power Plan Elevation 53′	1/28/2011
BE2.20	Porte Cochere – Bridge Power Plan Elevation 77′	1/28/2011
BE4.00	Lighting Fixture Schedule	1/28/2011
BE9.10	Porte Cochere – Bridge Lighting Plan Elevation 53′	1/28/2011
BELD2.20	Bridge Lighting Plan – Elevation 77′	1/28/2011
BELD9.10	Porte Cochere Lighting RCP – Elevation 53′	1/28/2011
BFA2.10	Porte Cochere – Bridge Plan Elevation 53′ Fire Alarm	1/28/2011
BFA2.20	Porte Cochere – Bridge Plan Elevation 77′ Fire Alarm	1/28/2011
BLD0.01	Symbols and legends	1/28/2011
BLD0.02	Notes	1/28/2011
BLD4.01	Lighting Fixture Schedule	1/28/2011
BLD7.01	Overall Topology – Bridge	1/28/2011
BLD7.10	Control Room Locations Level 1.5	1/28/2011
BLD7.40	Dimming One Line – Bridge	1/28/2011
BLD7.70	Control Rack Details	1/28/2011
BLD7.71	General Control Details	1/28/2011
BLD7.80	Cable Specifications	1/28/2011
BLD9.10	Porte Cochere Lighting RCP – Elevation 53′	1/28/2011
BLV0.10	Symbol List and General Notes	1/28/2011
BLV9.10	Bridge Low Voltage Plan Elevation 53′	1/28/2011
BLV9.20	Porte Cochere Bridge Low Voltage Plan Elevation 77′	1/28/2011
BM0.10	Symbol List and General Notes	1/28/2011
BM0.20	Mechanical Details	1/28/2011
BM2.10	Porte Cochere-Bridge Mechanical Plan Elevation 53′	1/28/2011
BM2.20	Porte Cochere-Bridge Mechanical Plan Elevation 77′	1/28/2011
BM3.10	Porte Cochere-Bridge Piping Plan Elevation 53′	1/28/2011
BM3.20	Porte Cochere-Bridge Mechanical Plan Elevation 77′	1/28/2011
BM4.00	Mechanical Schedules	1/28/2011
BS0.01	Cover Sheet	1/28/2011
BS0.11	General Notes	1/28/2011
BS0.12	General Notes	1/28/2011

17 of 54

EXHIBIT “E”

BS2.01	Bridge Foundation Plan	1/28/2011
BS2.11	Bridge Vestibule Framing Plan	1/28/2011
BS2.21	Bridge Level 2 Framing Plan	1/28/2011
BS2.31	Bridge Roof Framing Plan	1/28/2011
BS3.01	Bridge Framing Elevations	1/28/2011
BS3.02	Bridge Framing Elevation	1/28/2011
BS5.21	Bridge Sections & Details	1/28/2011
BS5.51	Steel Sections & Details	1/28/2011
BS5.52	Steel Sections & Details	1/28/2011
BS5.53	Steel Sections & Details	1/28/2011
BS5.54	Steel Sections & Details	1/28/2011
BS5.55	Steel Sections & Details	1/28/2011
BE4.10	Panel Schedules	1/28/2011
BE4.20	Dimmer Schedules	1/28/2011
BELD9.20	Bridge Lighting Plan – Elevations 77'	1/28/2011
BLV4.00	Low Voltage Schedules	1/28/2011
BFP0.01	Porte – Cochere – Bridge Plan Elevation 77' General Notes	1/28/2011
BFP2.10	Porte – Cochere – Bridge Plan Elevation 53' Fire Protection	1/28/2011
BFP2.20	Porte – Cochere – Bridge Plan Elevation 77' Fire Protection	1/28/2011
BFP5.01	Porte – Cochere – Bridge Plan Elevation 77' Details	1/28/2011
BID30.000	Bridge and Promenade Vestibule Plans	1/28/2011
BID30.200	Bridge and Promenade Vestibule Elevations	1/28/2011
BID30.900	Bridge and Promenade Vestibule Finish Schedule	1/28/2011
BLD7.60	Dimming Zone Schedule	1/28/2011
BLD9.20	Bridge Lighting RCP – Elevation 77'	1/28/2011
BAV0.02	Notes	1/28/2011
BAV0.05	Bridge AV Zone Plan	1/28/2011
BAV7.10	Control Room Locations Level 1.5	1/28/2011
BAV7.30	Audio Device Layouts	1/28/2011
BAV7.31	Audio Device Layouts	1/28/2011
BAV7.35	Bridge Video Device Layouts	1/28/2011
BAV7.40	Bridge Audio Oneline	1/28/2011
BAV7.45	Bridge Audio Oneline	1/28/2011
BAV7.50	Rack Detail	1/28/2011
BAV7.60	Bridge Video Schedules	1/28/2011
BAV7.71	Audio Wiring Details	1/28/2011
BAV7.80	Cable Specifications	1/28/2011
BE4.00	Lighting Fixture Schedule	12/21/2010
BLV2.10	Porte-Cochere – Bridge Low Voltage Plan Elevation 53'	12/21/2010
BLD2.20	Bridge Lighting Plan Elevation 77'	1/14/2011

Volume 4: Support Facility
A1.00	Overall Architectural Site Plan	12/19/2010
CA0.01	Central Plant Plans	1/31/2011
CP0.01	Central Plant Waste and Vent Plan	1/31/2011
CP0.02	Central Plant Domestic Water Plan	1/31/2011
CS2.00	Central Plant Pile Capacity Plan	1/31/2011
CS2.01	Central Plant Foundation Plan	1/31/2011

18 of 54

EXHIBIT “E”

CS2.11	Central Plant Roof Framing Plan	1/31/2011
CS3.01	Brace Elevations	1/31/2011
FA0.00	Cover Sheet Support facility	1/31/2011
FA0.10	Drawing Index	1/31/2011
FA0.11	Support Facility Drawing Index	1/31/2011
FA0.20	Information Support Facility	12/21/2010
FA0.21	ADA Notes and Figures	12/21/2010
FA0.30	Overall Architectural Key Plan	1/31/2011
FA1.00	Support facility Overall Site Plan	12/21/2010
FA2.10	Support Facility Floor Plan Level 1	12/21/2010
FA2.11	Support Facility Floor Plan Level 1	12/21/2010
FA3.10	Support Facility Elevations	12/21/2010
FA3.20	Support Facility Elevations	12/21/2010
FA3.30	Support Facility Sections	12/21/2010
FA3.40	Support Facility Sections	11/12/2010
FA4.20	Door Schedule	12/21/2010
FA6.00	Support Facility Details	1/31/2011
FA7.00	Stair and Ramp Details	12/21/2010
FA7.10	Stair and Ramp Details	12/21/2010
FA8.10	Support Facility Enlarged Plans and RCPs	12/21/2010
FA9.10	Support Facility RCP Level 1	12/21/2010
FA9.11	Support Facility RCP Level 2	12/21/2010
FAS2.10	Support facility Slab Plan	12/19/2010
FAS2.10	Support facility Slab Plan	1/31/2011
FAS2.11	Support Facility Slab Plan	1/31/2011
FE0.10	Symbol List and General Notes	12/21/2010
FE0.11	Standard Details Grounding Methods	12/21/2010
FE2.10	Support Facility Power & Signal Plan	11/12/2010
FE2.10	Support Facility Power Plan	12/21/2010
FE2.11	Support Facility Power Plan	12/21/2010
FE2.20	Support Facility Power & Signal Plan	11/12/2010
FE2.20	Support Facility Roof Power Plan	12/21/2010
FE2.21	Support Facility Roof Power Plan	12/21/2010
FE3.00	Single Line Diagram-Normal	12/21/2010
FE3.01	Single Line Diagram-Normal	12/21/2010
FE3.02	Single Line Diagram-Emergency	12/21/2010
FE3.03	Single Line Diagram-Emergency	12/21/2010
FE4.00	Notes, Feeder and Transformer Schedules	12/21/2010
FE4.01	Lighting Fixture, Relay Panel Schedules and Compliance Certificate	12/21/2010
FE4.10	Panel Schedules-Normal	12/21/2010
FE4.11	Panel Schedules-Emergency	12/21/2010
FE4.20	Distribution Equipment Schedules	12/21/2010
FE5.00	Enlarged Transformer Yard Electrical Plan	12/21/2010
FE5.01	Enlarged Electrical Plan	12/21/2010
FE5.02	Enlarged Electrical Plan	12/21/2010
FE5.03	Enlarged Electrical Plan	12/21/2010
FE9.10	Support Facility Lighting Plan	12/21/2010
FE9.11	Support Facility Lighting Plan	12/21/2010

19 of 54

EXHIBIT “E”

FE9.20	Support Facility Lighting Plan	11/12/2010
FFA0.01	Support Facility Fire Protection General Notes	12/21/2010
FFA2.10	Support Facility Fire Alarm Plan	12/21/2010
FFA2.20	Support Facility Fire Alarm Plan	12/21/2010
FFP0.00	Support Facility Fire Protection General Notes	12/21/2010
FFP2.10	Support Facility Fire Protection Plan	12/21/2010
FFP2.20	Support Facility Fire Protection Plan	12/21/2010
FFP5.00	Support Facility Fire Protection Details	12/21/2010
FFP5.01	Support Facility Fire Protection Details	12/21/2010
FLS2.10	Support Facility Life Safety Plan	12/21/2010
FLV0.10	Symbol List and General Notes	12/21/2010
FLV2.10	Support Facility Low Voltage Plan	12/21/2010
FLV2.11	Support Facility Low Voltage Plan	12/21/2010
FLV5.01	Enlarged Low Voltage Plan	12/21/2010
FLV9.10	Support Facility Low Voltage Plan	12/21/2010
FLV9.11	Support Facility Low Voltage Plan	12/21/2010
FM0.10	General Notes, Abbreviations, and Symbol List	12/21/2010
FM0.20	Mechanical Details	12/21/2010
FM0.21	Mechanical Details	12/21/2010
FM0.22	Mechanical Details	12/21/2010
FM2.10	Support Facility Mechanical Plan	12/21/2010
FM2.11	Support Facility Mechanical Plan	12/21/2010
FM2.20	Support Facility Mechanical Plan	11/12/2010
FM2.20	Support Facility Mechanical Roof Plan	12/21/2010
FM2.21	Support Facility Mechanical Roof Plan	12/21/2010
FM3.10	Support Facility Piping Plan	12/21/2010
FM3.11	Support Facility Piping Plan	12/21/2010
FM3.20	Support Facility Piping Plan	11/12/2010
FM4.00	Mechanical Schedules	12/21/2010
FM4.01	Mechanical Schedules	12/21/2010
FM4.02	Mechanical Schedules	12/21/2010
FM5.00	Enlarged mechanical Room Plan	12/21/2010
FM5.01	Enlarged Mechanical Room Plan	12/21/2010
FM6.00	Mechanical Control Diagrams	12/21/2010
FM6.01	Mechanical Control Diagrams	12/21/2010
FM6.02	Mechanical Control Diagrams	12/21/2010
FM6.03	Mechanical Control Diagrams	12/21/2010
FP0.10	General Notes, Abbreviations and Symbol List	1/31/2011
FP0.20	Plumbing Details	1/31/2011
FP0.21	Plumbing Details	1/31/2011
FP2.10	Support Facility Waste and Vent Plan	1/31/2011
FP2.11	Support Facility Waste & Vent Plan	12/21/2010
FP2.20	Support Facility Waste & Vent Plan	11/12/2010
FP2.20	Support Facility Waste and Vent Plan	12/21/2010
FP2.21	Support Facility Waste and Vent Plan	12/21/2010
FP3.10	Support Facility Domestic Water Plan	12/21/2010
FP3.11	Support Facility Domestic Water Plan	12/21/2010
FP3.20	Support Facility Domestic Water Plan	11/12/2010

20 of 54

EXHIBIT “E”

FP4.00	Plumbing Details	1/31/2011
FP4.01	Plumbing Schedules	12/21/2010
FP5.00	Enlarged Plumbing Plans	1/31/2011
FP5.01	Enlarged Plumbing Plans	1/31/2011
FP5.02	Enlarged Plumbing Plans	1/31/2011
FP6.00	Plumbing Control Diagrams	12/21/2010
FS0.01	Cover Sheet	1/31/2011
FS0.11	General Notes	1/31/2011
FS0.12	General Notes	1/31/2011
FS2.00	Support Facility Pile Capacity Plan	1/31/2011
FS2.01	Support Facility Foundation Plan	1/31/2011
FS2.03	Support Facility Foundation Plan	1/31/2011
FS2.04	Support Facility Foundation Plan	1/31/2011
FS2.11	Support Facility Level 1 Framing Plan	1/31/2011
FS2.12	Support Facility Level 1 Framing Plan	1/31/2011
FS3.11	Beam Elevations	1/31/2011
FS3.12	Beam Elevations	1/31/2011
FS3.13	Beam Elevations	1/31/2011
FS4.31	Beam Sections	1/31/2011
FS5.01	Foundation Sections and Details	1/31/2011
FS5.02	Foundation Sections and Details	1/31/2011
FS5.11	Concrete Sections and Details	1/31/2011
FS5.12	Concrete Sections and Details	1/31/2011
FS5.51	Steel Sections and Details	1/31/2011
FS5.52	Stell Sections and Details	1/31/2011
S-FS A1	Warehouse Food Service Floor Plan	12/21/2010
SPFSA3.0	Warhouse Food Service Waste and Vent Plan	1/31/2011
SPFSA3.1	Warehouse Food Service Domestic Water Plan	1/31/2011

Volume 5: Garage
GA0.00	Cover Sheet	1/18/2011
GA0.10	Drawing Index	2/7/2011
GA0.11	Drawing Index	12/21/2010
GA0.20	Information Garage Package	1/18/2011
GA0.21	ADA Notes and Figures	1/18/2011
GA0.30	Overall Architectural Key Plan	1/18/2011
GA1.00	Overall Architectural Site Plan	11/23/2010
GA2.10	Parking Garage Floor Plan Level 1	2/7/2011
GA2.20	Parking Garage Floor Plan Level 2	2/7/2011
GA2.30	Parking Garage Floor Plan Level 3	2/7/2011
GA2.40	Parking Garage Floor Plan Level 4 & Roof	12/21/2010
GA3.10	Parking Garage Elevations	2/7/2011
GA3.20	Parking Garage Elevations	2/7/2011
GA3.30	Parking Garage Elevations	2/7/2011
GA3.50	Parking Garage Building Sections	1/18/2011
GA4.10	Parking Garage Door Schedule and Details	1/18/2011
GA6.10	Parking garage Wall Sections	2/7/2011
GA6.20	Parking Garage Wall Sections	1/18/2011

21 of 54

EXHIBIT “E”

GA7.10	Parking Garage Section Details	2/7/2011
GA8.10	Parking Garage Enlarged Floor Plans	2/7/2011
GA8.20	Parking Garage Enlarged Floor Plans	12/21/2010
GA8.30	Parking Garage Enlarged Floor Plans	1/18/2011
GA9.10	Parking Garage Reflected Ceiling Plan – Level 1	1/18/2011
GA9.20	Parking Garage Reflected Ceiling Plan – Level 2	1/18/2011
GA9.30	Parking Garage Reflected Ceiling Plan – Level 3	12/21/2010
GA9.40	Parking Garage Reflected Ceiling Plan – Level 4	12/21/2010
GAS2.10	Parking Garage Slab Plan	12/21/2010
GAV0.01	Symbols and Legends	12/21/2010
GAV4.01	AV Fixture Schedule	12/21/2010
GAV7.01	Overall AV Topology – Garage	12/21/2010
GAV9.10	Parking Garage Audiovisual RCP Levels 1-4	12/21/2010
GC-1	Pavement Layout	1/18/2011
GC-2	Hotel – Garage Building Pad Grading Plan	1/18/2011
GC-3	Hotel – Garage Building Pad Grading Plan	1/18/2011
GE0.10	General Notes, Abbreviations, and Symbol List	1/18/2011
GE0.11	Standard Grounding Methods	1/18/2011
GE2.10	Parking Garage Power and Signal Plan Level 1	1/18/2011
GE2.20	Parking Garage Power and Signal Plan Level 2	1/18/2011
GE2.30	Parking Garage Power and Signal Plan Level 3	1/18/2011
GE3.00	Single Line Diagram – Normal	1/18/2011
GE3.01	Single Line Diagram – Emergency	1/18/2011
GE4.00	Feeder, Transformer, and Lighting Fixture Schedules	1/18/2011
GE4.01	Lighting Fixture Schedule and Compliance Certificate	1/18/2011
GE4.10	Panel Schedules – Normal	1/18/2011
GE4.11	Panel Schedules – Emergency	1/18/2011
GE5.00	Enlarged Electrical Plans	1/18/2011
GE5.01	Enlarged Electrical Plans	1/18/2011
GE5.02	Enlarged Electrical Plans	1/18/2011
GE5.03	Enlarged Electrical Plans	12/21/2010
GE5.04	Low Voltage Details	12/21/2010
GE5.05	Low Voltage Details	1/18/2011
GE9.10	Parking Garage Lighting Plan Level 1	1/18/2011
GE9.20	Parking Garage Lighting Plan Level 2	1/18/2011
GE9.30	Parking Garage Lighting Plan Level 3	1/18/2011
GFA0.01	Parking Garage Fire Alarm General Notes	1/18/2011
GFA0.10	Parking Garage Fire Alarm Plan Level 1	1/18/2011
GFA0.20	Parking Garage Fire Alarm Plan Level 2	1/18/2011
GFA0.30	Parking Garage Fire Alarm Plan Level 3	1/18/2011
GFP0.00	Parking Garage Fire Proctection General Notes	1/18/2011
GFP0.10	Parking Garage Fire Protection Plan Level 1	1/18/2011
GFP0.20	Parking Garage Fire Protection Plan Level 2	1/18/2011
GFP0.30	Parking Garage Fire Protection Plan Level 3	1/18/2011
GFP0.40	Parking Garage Fire Protection Plan Level 4	1/18/2011
GFP5.00	Parking Garage Fire Protection Details	1/18/2011
GLD0.01	Symbols and Legends	12/21/2010
GLD0.02	Notes	12/21/2010

22 of 54

EXHIBIT “E”

GLD4.01	Lighting Fixture Schedule	12/21/2010
GLD9.10	Parking Garage Lighting RCP Levels 1-4	12/21/2010
GLS0.10	Parking Garage Life Safety Plan Level 1	1/18/2011
GLS0.20	Parking Garage Life Safety Plan Level 2	1/18/2011
GLS0.30	Parking Garage Life Safety Plan Level 3	1/18/2011
GLS0.40	Parking Garage Life Safety Plan Level 4	1/18/2011
GM0.10	General Notes, Abbreviations, and Symbol List	1/18/2011
GM0.20	Mechanical Details	1/18/2011
GM2.10	Parking garage Mechanical Plan Level 1	1/18/2011
GM2.20	Parking garage Mechanical Plan Level 2	1/18/2011
GM2.30	Parking Garage Mechanical Plan Level 3	12/21/2010
GM2.40	Parking Garage Mechanical Plan Level 4	12/21/2010
GM4.00	Mechanical Schedules	1/18/2011
GP0.10	General Notes, Abbreviations, and Symbol List	1/18/2011
GP0.20	Plumbing Details	1/18/2011
GP2.10	Parking Garage Plumbing Plan Level 1	1/18/2011
GP2.20	Parking Garage Plumbing Plan Level 2	1/18/2011
GP2.30	Parking Garage Plumbing Plan Level 3	1/18/2011
GP2.40	Parking Garage Plumbing Plan Level 4	12/21/2010
GP4.00	Plumbing Schedules	1/18/2011
GS0.01	Cover Sheet	1/18/2011
GS0.11	General Notes	1/18/2011
GS0.12	General Notes	1/18/2011
GS2.00	Garage Pile Capacity Plan	1/18/2011
GS2.01	Garage Foundation Plan	1/26/2011
GS2.02	Garage Service Level 1 Framing Plan	2/7/2011
GS2.03	Garage Entry Level 2 Framing Plan	1/18/2011
GS2.04	Garage Casino Level 3 Framing Plan	1/18/2011
GS2.11	Drag and Chord Reinforcement	1/18/2011
GS3.11	Beam Elevations	12/21/2010
GS3.11	Beam Elevations	1/18/2011
GS3.12	Beam Elevations	1/18/2011
GS3.13	Beam Elevations	1/18/2011
GS4.01	Column Schedule	11/12/2010
GS4.11	Column Detailsv	11/12/2010
GS4.21	Column Schedule Details	11/12/2010
GS4.31	Beam Details	1/18/2011
GS5.01	Foundation Sections and Details	1/18/2011
GS5.02	Foundation Sections and Details	1/18/2011
GS5.11	Concrete Sections and Details	1/18/2011
GS5.12	Concrete Sections and Details	1/18/2011
GS5.13	Concrete Sections and Details	1/18/2011
GS5.21	Post-Tensioned Sections and Details	1/18/2011
GS5.31	Precast Sections and Details	1/18/2011
GS5.32	Precast Sections and Details	1/18/2011
GS5.41	Masonry Sections & Details	11/12/2010
GS5.51	Stair Sections & Details	12/21/2010
GS5.52	Steel Sections & Details	12/21/2010

23 of 54

EXHIBIT “E”

GS5.53	Steel Sections & Details	12/21/2010
GS5.54	Steel Sections & Details	12/21/2010
GS5.54.1	Steel Sections & Details	12/21/2010
GS6.01	Enlarged Plans	1/18/2011
GS6.11	Pile Cap Details	1/18/2011
GS6.12	Pile Cap Details	1/26/2011

Volume 6: Lowrise
LS5.57	Steel Sections and Details	1/11/2011
AV7.01	Overall Topology	11/12/2010
C-EFS A	Main Kitchen Power Plan	1/11/2011
C-EFS B	Main Kitchen Power Plan	1/11/2011
C-EFS C	Buffet Food Power Plan	1/11/2011
C-EFS D	Casino Service Bar Power Plans	1/11/2011
C-EFS E1.0	Three Meal Power Plan	1/11/2011
C-EFS E1.1	Three Meal Bar Power Plans	1/11/2011
C-EFS F	Steak House Power Plan	1/11/2011
C-EFS G	Feature Bar Power Plan	1/11/2011
C-FS A1	Main Kitchen Food Service Floor Plan	1/11/2011
C-FS B1	Main Kitchen Food Service Floor Plan	1/11/2011
C-FS C1	Buffet Food Service Floor Plan	1/13/2011
C-FS D1	Casino Level Service Bars Floor Plan	1/13/2011
C-FS D2	Casino level Service Bars Schedule and Requirements	1/11/2011
C-FS D2.0	Casino Level Service Bars Schedule and Requirements	1/13/2011
C-FS D2.1	Casino Level Service Bars Schedule and Requirements	1/13/2011
C-FS E1.0	Three Meal Food Service Floor Plan	1/11/2011
C-FS E1.1	Three Meal Bars Food Service Floor Plan	1/11/2011
C-FS F1	Steak House Food Service Floor Plan	1/11/2011
C-FS G1	Feature Bar Food Service Floor Plan	1/11/2011
C-FS G2	Feature Bar Food Service Schedule and Requirements	1/11/2011
C-FSOR1	Casino Level Food Service Orientation Plan	1/11/2011
C-PFS A1A	Main Kitchen Food Service Plumbing Plan	1/11/2011
C-PFS A1B	Main Kitchen Food Service Plumbing Plan	1/11/2011
C-PFS B1A	Main Kitchen Food Service Plumbing Plan	1/11/2011
C-PFS B1B	Main Kitchen Food Service Plumbing Plan	1/11/2011
C-PFS C1A	Buffet Service Plumbing Plan	1/11/2011
C-PFS C1B	Buffet Service Plumbing Plan	1/11/2011
C-PFS D1A	Casino level Service Bars Plumbing Plan	1/11/2011
C-PFS D1B	Casino level Service Bars Plumbing Plan	1/11/2011
C-PFS E1.0A	Three Meal Food Service Plumbing Plan	1/11/2011
C-PFS E1.0B	Three Meal Food Service Plumbing Plan	1/11/2011
C-PFS E1.1A	Three Meal Bars Food Service Plumbing Plan	1/11/2011
C-PFS E1.1B	Three Meal Bars Food Service Plumbing Plan	1/11/2011
C-PFS F1A	Steak House Food Service Plumbing Plan	1/11/2011
C-PFS F1B	Steak House Food Service Plumbing Plan	1/11/2011
C-PFS G1A	Feature Bar Food Service Plumbing Plan	1/11/2011
C-PFS G1B	Feature Bar Food Service Plumbing Plan	1/11/2011
FLS2.10	Support Facility Life Safety Plan	11/12/2010

24 of 54

EXHIBIT “E”

FLS2.20	Support Facility Life Safety Plan	11/12/2010
ID0.001	General Notes	1/11/2011
lD01.000	Overall Plan Level 1	1/11/2011
ID01.001	Overall Plan Level 2	1/11/2011
ID01.02	Overall Plan Level 2	11/12/2010
ID01.03	Overall Plan Level 3	11/12/2010
ID01.100	Overall RCP Level 1	1/11/2011
ID01.101	Overall RCP Level 2	1/11/2011
ID20.000	Public Circulation Floor Finish and Key Elevation Plan Casino Level	1/11/2011
ID20.010	Public Circulation Plans Second Level	1/11/2011
ID20.020	Bridge Plans	1/11/2011
ID20.100	Public Circulation Reflected Ceiling Plan	1/11/2011
ID20.200	Public Circulation Elevations	1/11/2011
ID20.201	Public Circulation Elevations	1/11/2011
ID20.202	Bridge Elevations	1/11/2011
ID21.000	2-Meal Resturant Floor Finish and Key Elevations Plan	1/11/2011
ID21.001	2-Meal Resturant Furniture Plan	1/11/2011
ID21.100	2-Meal Resturant Reflected Ceiling Plan	1/11/2011
ID21.200	2-Meal Resturant Elevations	1/11/2011
ID21.201	2-Meal Resturant Elevations	1/11/2011
ID21.202	2-Meal Resturant Elevations	1/11/2011
ID22.000	Steakhouse Floor Finish and Key Elevations Plan	1/11/2011
ID22.001	Steakhouse Furniture Plan	1/11/2011
ID22.100	Steakhouse Reflected Ceiling Plan	1/11/2011
ID22.200	Steakhouse Elevations	1/11/2011
ID22.201	Steakhouse Elevations	1/11/2011
ID22.202	Steakhouse Elevations	1/11/2011
ID23.000	Public Restroom Enlarged Plans	1/11/2011
ID23.001	Public Restroom Enlarged Plans	1/11/2011
ID23.100	Public Restroom Enlarged RCP	1/11/2011
ID23.101	Public Restroom Enlarged RCP	1/11/2011
ID23.200	Public Restroom Elevations	1/11/2011
ID23.201	Public Restroom Elevations	1/11/2011
ID23.210	Public Restroom Elevations	1/11/2011
ID23.211	Public Restroom Elevations	1/11/2011
ID23.220	Public Restroom Elevations	1/11/2011
ID23.221	Public Restroom Elevations	1/11/2011
ID23.230	Public Restroom Elevations	1/11/2011
ID23.231	Public Restroom Elevations	1/11/2011
ID23.240	Public Restroom Elevations	1/11/2011
ID23.241	Public Restroom Elevations	1/11/2011
ID24.000	Casino Reference Plan	1/11/2011
ID24.001	Casino Enlarged Plan	1/11/2011
ID24.002	Casino Enlarged Plan	1/11/2011
ID24.003	Casino Enlarged Plan	1/11/2011
ID24.004	Casino Enlarged Plan	1/11/2011
ID24.005	Casino Cage Enlarged Plan and RCP	1/11/2011
ID24.006	Casino Poker RM Enlarged Plan	1/11/2011

25 of 54

EXHIBIT “E”

ID24.007	Casino High Limit Tables Enlarged Plan	1/11/2011
ID24.008	Casino High Limit Gaming Enlarged Plan	1/11/2011
ID24.100	Casino Reference RCP	1/11/2011
ID24.101	Casino Enlarged RCP	1/11/2011
ID24.102	Casino Enlarged RCP	1/11/2011
ID24.103	Casino Enlarged RCP	1/11/2011
ID24.104	Casino Enlarged RCP	1/11/2011
ID24.105	Casino Cage Enlarged RCP	1/11/2011
ID24.106	Casino Poker RM Enlarged RCP	1/11/2011
ID24.107	Casino High Limit Tables Enlarged RCP	1/11/2011
ID24.108	Casino High Limit Gaming Enlarged RCP	1/11/2011
ID24.200	Casino Façade Elevations	1/11/2011
ID24.201	Casino Façade Elevations	1/11/2011
ID24.202	Casino Overall Perimeter Elevations	1/11/2011
ID24.203	Casino Overall Perimeter Elevations	1/11/2011
ID24.204	Casino Overall Perimeter Elevations	1/11/2011
ID24.210	Casino Cashier Cage Credit Office Elevations	1/11/2011
ID24.211	Casino Cashier Cage Credit Office Elevations	1/11/2011
ID24.220	Casino Poker Elevations	1/11/2011
ID24.230	Casino High Limit Tables Elevations	1/11/2011
ID24.231	Casino High Limit Elevations	1/11/2011
ID24.232	Casino High Limit Elevations	1/11/2011
ID24.233	Casino High Limit Elevations	1/11/2011
ID24.300	Casino Interior Details	1/11/2011
ID24.330	High Limit Interior Details	1/11/2011
ID25.000	Buffet Floor Finish and Key Elevation Plan	1/11/2011
ID25.001	Buffet Furniture Plan	1/11/2011
ID25.100	Buffet Reflected Ceiling Plan	1/11/2011
ID25.200	Buffet Elevations	1/11/2011
ID25.201	Buffet Elevations	1/11/2011
ID25.202	Buffet Elevations	1/11/2011
ID25.203	Buffet Elevations	1/11/2011
ID26.000	Casino Feature Bar Enlarged Plan	1/11/2011
ID26.100	Casino Feature Bar Enlarged RCP	1/11/2011
ID26.200	Casino Feature Bar Elevations	1/11/2011
ID27.000	Level 2 Pre-Function Multi-Purpose Plans	1/11/2011
ID27.100	Level 2 Pre-Function Multi-Purpose RCP	1/11/2011
ID27.200	Pre-Function Area Elevations	1/11/2011
ID27.201	Pre-Function Area Elevations	1/11/2011
ID27.202	Pre-Function Area Elevations	1/11/2011
ID27.203	Multi-Purpose Room Elevations	1/11/2011
ID27.204	Multi-Purpose Room Elevations	1/11/2011
ID27.205	Multi-Purpose Room Elevations	1/11/2011
ID28.000	Level 2 VIP Lounge Interior Plan	1/11/2011
ID28.001	Level 2 VIP Lounge Terrace Plan	1/11/2011
ID28.100	Level 2 VIP Lounge Interior RCP	1/11/2011
ID28.101	Level 2 VIP Lounge Terrace RCP	1/11/2011
ID28.200	VIP Lounge Elevations	1/11/2011

26 of 54

EXHIBIT “E”

ID28.201	VIP Lounge Elevations	1/11/2011
ID29.000	Level 2 EDR Plan	1/11/2011
ID29.100	Level 2 EDR RCP	1/11/2011
ID29-900	Back of House Finish Schedule	1/11/2011
ID29-901	Back of House Finish Schedule	1/11/2011
LA0.00	Cover Sheet	2/8/2011
LA0.10	Drawing Index	2/8/2011
LA0.11	Drawing Index	1/28/2011
LA0.11	Drawing Index	2/8/2011
LA0.12	Drawing Index	2/8/2011
LA0.13	Drawing Index	2/8/2011
LA0.14	Drawing Index	1/28/2011
LA0.15	Drawing Index	1/11/2011
LA0.16	Drawing Index	1/11/2011
LA0.20	Information lowrise Package	1/11/2011
LA0.21	ADA Notes and Figures	1/11/2011
LA0.30	Overall Architectural Key Plan	1/11/2011
LA0.40	Wall Types	1/11/2011
LA0.41	Wall Types	1/11/2011
LA0.50	Architectural/Barge Column Grid Control Plan	1/11/2011
LA2.00	Level 42' Catwalk Plan	1/11/2011
LA2.10	Level 53' Overall Floor Plan	1/11/2011
LA2.11	Level 53' Enlarged Floor Plan	1/11/2011
LA2.12	Level 53' Enlarged Floor Plan	1/11/2011
LA2.13	Level 53' Enlarged Floor Plan	1/11/2011
LA2.15	Level 53' Enlarged Floor Plan	1/11/2011
LA2.16	Level 53' Enlarged Floor Plan	1/11/2011
LA2.17	Level 53' Enlarged Floor Plan	1/11/2011
LA2.20	Level 77' Overall Floor Plan	1/11/2011
LA2.21	Level 77' Enlarged Floor Plan	1/11/2011
LA2.22	Level 77' Enlarged Floor Plan	1/11/2011
LA2.23	Level 77' Enlarged Floor Plan	1/11/2011
LA2.24	Level 77' Enlarged Floor Plan	1/11/2011
LA2.25	Level 77' Enlarged Floor Plan	1/11/2011
LA2.26	Level 77' Enlarged Floor Plan	1/11/2011
LA2.27	Level 77' Enlarged Floor Plan	1/11/2011
LA2.28	Level 97'-6" Enlarged Floor Plan	1/11/2011
LA2.30	Level 77' Enlarged Floor Plan	1/28/2011
LA3.00	Building Elevations	1/11/2011
LA3.10	Building Elevations	1/11/2011
LA3.11	Building Elevations	1/11/2011
LA3.20	Building Sections	1/11/2011
LA3.30	Building Sections	1/11/2011
LA3.40	Building Sections	1/11/2011
LA3.50	Building Elevations	11/12/2010
LA4.10	Room Finish Schedule	1/11/2011
LA4.11	Room Finish Schedule	1/11/2011
LA4.20	Door Schedule	1/11/2011

27 of 54

EXHIBIT “E”

LA4.21	Door Schedule	11/12/2010
LA4.22	Door Types	1/11/2011
LA4.30	Opening Schedule	1/11/2011
LA4.31	Opening Schedule	1/11/2011
LA4.32	Opening Schedule	1/11/2011
LA4.40	Head, Jamb, Sill Details	1/11/2011
LA4.50	Special Openings	1/11/2011
LA5.00	Wall Sections	11/12/2010
LA5.00	Wall Sections	1/11/2011
LA5.10	Wall Sections	1/11/2011
LA5.20	Wall Sections	1/11/2011
LA5.30	Wall Sections	1/11/2011
LA5.40	Wall Sections	1/11/2011
LA5.50	Wall Sections	1/11/2011
LA6.00	Wall Details	1/11/2011
LA6.10	Wall Details	1/11/2011
LA6.40	Enlarged Floor Plan Details	1/11/2011
LA6.41	Enlarged Floor Plan Details	1/11/2011
LA6.42	Enlarged Floor Plan Details	1/11/2011
LA6.44	Enlarged Floor Plan Details	1/11/2011
LA6.45	Enlarged Floor Plan Details	1/11/2011
LA6.46	Enlarged Floor Plan Details	1/11/2011
LA6.47	Enlarged Floor Plan Details	1/11/2011
LA6.48	Enlarged Floor Plan Details	1/11/2011
LA6.49	Enlarged Floor Plan Details	1/11/2011
LA7.00	Enlarged Stair Plans	1/11/2011
LA7.01	Enlarged Stair Plans	1/11/2011
LA7.10	Low Rise Stair Sections	1/11/2011
LA7.11	Low Rise Stair Sections	1/11/2011
LA7.12	Low Rise Stair Sections	1/11/2011
LA7.20	Low Rise Elevator Sections	1/11/2011
LA7.21	Low Rise Elevator Sections	1/11/2011
LA8.00	Level 53′ Enlarged Floor Plans	1/11/2011
LA8.10	Level 77′ Enlarged Floor Plans	1/11/2011
LA8.20	Level 53′ Restroom Interior Elevations	1/11/2011
LA8.30	Level 53′ Restroom Interior Elevations	1/11/2011
LA8.40	Level 53′ Restroom Interior Elevations	1/11/2011
LA8.50	Level 53′ Restroom Interior Elevations	1/11/2011
LA8.60	Level 77′ Restroom Interior Elevations	1/11/2011
LA8.70	Level 77′ Restroom Interior Elevations	1/11/2011
LA9.10	Level 53′ Overall RCP	1/11/2011
LA9.11	Level 53′ Enlarged RCP	1/11/2011
LA9.12	Level 53′ Enlarged RCP	1/11/2011
LA9.13	Level 53′ Enlarged RCP	1/11/2011
LA9.14	Level 53′ Enlarged RCP	1/11/2011
LA9.15	Level 53′ Enlarged RCP	1/11/2011
LA9.16	Level 53′ Enlarged RCP	1/11/2011
LA9.17	Level 53′ Enlarged RCP	1/11/2011

28 of 54

EXHIBIT “E”

LA9.20	Level 77′ Overall RCP	1/11/2011
LA9.21	Level 77′ Enlarged RCP	1/11/2011
LA9.22	Level 77′ Enlarged RCP	1/11/2011
LA9.23	Level 77′ Enlarged RCP	1/11/2011
LA9.24	Level 77′ Enlarged RCP	1/11/2011
LA9.25	Level 77′ Enlarged RCP	1/11/2011
LA9.26	Level 77′ Enlarged RCP	1/11/2011
LA9.27	Level 77′ Enlarged RCP	1/11/2011
LA9.28	Level 97-6″ Enlarged Floor Plan	1/11/2011
LAS2.00	Level 42′ Catwalk Slab Plan	1/28/2011
LAS2.10	Level 53′ Overall Slab Plan	1/28/2011
LAS2.11	Level 53′ Enlarged Slab Plan	1/28/2011
LAS2.12	Level 53′ Enlarged Slab Plan	1/28/2011
LAS2.13	Level 53′ Enlarged Slab Plan	1/28/2011
LAS2.14	Level 53′ Enlarged Slab Plan	1/28/2011
LAS2.15	Level 53′ Enlarged Slab Plan	1/28/2011
LAS2.16	Level 53′ Enlarged Slab Plan	1/28/2011
LAS2.17	Level 53′ Enlarged Slab Plan	1/28/2011
LAS2.20	Level 77′ Overall Slab Plan	1/28/2011
LAS2.20	Level 77′ Overall Slab Plan	11/12/2010
LAS2.21	Level 77′ Enlarged Slab Plan	1/28/2011
LAS2.22	Level 77′ Enlarged Slab Plan	1/28/2011
LAS2.23	Level 77′ Enlarged Slab Plan	1/28/2011
LAS2.24	Level 77′ Enlarged Slab Plan	1/28/2011
LAS2.25	Level 77′ Enlarged Slab Plan	1/28/2011
LAS2.26	Level 77′ Enlarged Slab Plan	1/28/2011
LAS2.27	Level 77′ Enlarged Slab Plan	1/28/2011
LAS2.27	Level 77′ Enlarged Slab Plan	11/12/2010
LAS2.28	Level 97′-6″ Enlarged Slab Plan	1/28/2011
LAS2.30	Overall Roof Edge Plan	1/28/2011
LAS2.31	Enlarged Roof Edge Plan	1/28/2011
LAS2.32	Enlarged Roof Edge Plan	1/28/2011
LAS2.33	Enlarged Roof Edge Plan	1/28/2011
LAS2.34	Enlarged Roof Edge Plan	1/28/2011
LAS2.35	Enlarged Roof Edge Plan	1/28/2011
LAS2.36	Enlarged Roof Edge Plan	1/28/2011
LAS2.37	Enlarged Roof Edge Plan	1/28/2011
LAV0.01	Symbols and Legends	1/11/2011
LAV0.02	Notes	1/11/2011
LAV0.05	Level 53′ AV Zone Plan	1/11/2011
LAV0.06	Level 77′ AV Zone Plan	1/11/2011
LAV2.10	Level 53′ Overall AV Floor Plan	1/11/2011
LAV2.11	Level 53′ Enlarged AV Floor Plan	1/11/2011
LAV2.13	Level 53′ Enlarged AV Floor Plan	1/11/2011
LAV2.14	Level 53′ Enlarged AV Floor Plan	1/11/2011
LAV2.15	Level 53′ Enlarged AV Floor Plan	1/11/2011
LAV2.16	Level 53′ Enlarged AV Floor Plan	1/11/2011
LAV2.17	Level 53′ Enlarged AV Floor Plan	1/11/2011

29 of 54

EXHIBIT “E”

LAV2.20	Level 77′ Overall AV Floor Plan	1/11/2011
LAV2.21	Level 77′ Enlarged AV Floor Plan	1/11/2011
LAV2.24	Level 77′ Enlarged AV Floor Plan	1/11/2011
LAV2.26	Level 77′ Enlarged AV Floor Plan	1/11/2011
LAV4.01	AV Fixture Schedule	1/11/2011
LAV7.01	Overall AV Topology – Lowrise	1/11/2011
LAV7.10	Level 53′ AV Control Locations Plan	1/11/2011
LAV7.11	Level 77′ AV Control Locations Plan	1/11/2011
LAV9.10	Level 53′ Overall AV Plan	1/11/2011
LAV9.11	Level 53′ Enlarged AV RCP	1/11/2011
LAV9.13	Level 53′ Enlarged AV RCP	1/11/2011
LAV9.14	Level 53′ Enlarged AV RCP	1/11/2011
LAV9.15	Level 53′ Enlarged AV RCP	1/11/2011
LAV9.16	Level 53′ Enlarged AV RCP	1/11/2011
LAV9.17	Level 53′ Enlarged AV RCP	1/11/2011
LAV9.20	Level 77′ Overall AV Plan	1/11/2011
LAV9.21	Level 77′ Enlarged AV RCP	1/11/2011
LAV9.24	Level 77′ Enlarged AV RCP	1/11/2011
LAV9.26	Level 77′ Enlarged AV RCP	1/11/2011
LD7.01	Overall Topology	11/12/2010
LE0.10	Symbol List	1/11/2011
LE2.00	Level 42′ Overall Electrical Plan	1/11/2011
LE2.01	Level 42′ Power Plan	1/11/2011
LE2.02	Level 42′ Power Plan	1/11/2011
LE2.03	Level 42′ Power Plan	1/11/2011
LE2.04	Level 42′ Power Plan	1/11/2011
LE2.05	Level 42′ Power Plan	1/11/2011
LE2.06	Level 42′ Power Plan	1/11/2011
LE2.07	Level 42′ Power Plan	1/11/2011
LE2.10	Level 53′ Overall Electrical Plan	1/11/2011
LE2.10	Level 53′ Overall Electrical Plan	11/12/2010
LE2.10A	Level 53′ Overall Floor Duct Plan	1/11/2011
LE2.11	Level 53′ Power Plan	1/11/2011
LE2.12	Level 53′ Power Plan	1/11/2011
LE2.13	Level 53′ Power Plan	1/11/2011
LE2.14	Level 53′ Power Plan	1/11/2011
LE2.15	Level 53′ Power Plan	1/11/2011
LE2.16	Level 53′ Power Plan	1/11/2011
LE2.17	Level 53′ Power Plan	1/11/2011
LE2.20	Level 77′ Overall Electrical Plan	1/11/2011
LE2.21	Level 77′ Power Plan	1/11/2011
LE2.22	Level 77′ Power Plan	1/11/2011
LE2.23	Level 77′ Power Plan	1/11/2011
LE2.24	Level 77′ Power Plan	1/11/2011
LE2.25	Level 77′ Power Plan	1/11/2011
LE2.26	Level 77′ Power Plan	1/11/2011
LE2.27	Level 77′ Power Plan	1/11/2011
LE2.30	Roof Level Overall Electrical Plan	1/11/2011

30 of 54

EXHIBIT “E”

LE2.31	Roof Level Power Plan	1/11/2011
LE2.32	Roof Level Power Plan	1/11/2011
LE2.33	Roof Level Power Plan	1/11/2011
LE2.34	Roof Level Power Plan	1/11/2011
LE2.35	Roof Level Power Plan	1/11/2011
LE2.36	Roof Level Power Plan	1/11/2011
LE2.37	Roof Level Power Plan	1/11/2011
LE3.00	Single Line Diagram – Normal	1/11/2011
LE3.01	Single Line Diagram – Normal	1/11/2011
LE3.02	Single Line Diagram – Emergency	1/11/2011
LE3.03	Single Line Diagram – Emergency	1/11/2011
LE4.00	Notes, Feeder and Transformer Schedules	1/11/2011
LE4.01	Lighting Fixture and Compliance Certificate	1/11/2011
LE4.10	Panel Schedules – Normal	1/11/2011
LE4.11	Panel Schedules – Normal	1/11/2011
LE4.12	Panel Schedules – Emergency	1/11/2011
LE4.13	Panel Schedules – Emergency	1/11/2011
LE4.14	Panel Schedules – Emergency	1/11/2011
LE4.20	Distribution Equipment Schedules – Normal	1/11/2011
LE4.21	Distribution Equipment Schedules – Emergency	1/11/2011
LE5.00	Enlarged Electrical Plans	1/11/2011
LE5.01	Enlarged Electrical Plan	1/11/2011
LE9.01	Level 42′ Lighting Plan	1/11/2011
LE9.02	Level 42′ Lighting Plan	1/11/2011
LE9.03	Level 42′ Lighting Plan	1/11/2011
LE9.04	Level 42′ Lighting Plan	1/11/2011
LE9.05	Level 42′ Lighting Plan	1/11/2011
LE9.06	Level 42′ Lighting Plan	1/11/2011
LE9.07	Level 42′ Lighting Plan	1/11/2011
LE9.11	Level 53′ Lighting Plan	1/11/2011
LE9.12	Level 53′ Lighting Plan	1/11/2011
LE9.12	Level 53′ Lighting Plan	11/12/2010
LE9.13	Level 53′ Lighting Plan	1/11/2011
LE9.14	Level 53′ Lighting Plan	1/11/2011
LE9.15	Level 53′ Lighting Plan	1/11/2011
LE9.16	Level 53′ Lighting Plan	1/11/2011
LE9.17	Level 53′ Lighting Plan	1/11/2011
LE9.21	Level 77′ Lighting Plan	1/11/2011
LE9.22	Level 77′ Lighting Plan	1/11/2011
LE9.23	Level 77′ Lighting Plan	1/11/2011
LE9.24	Level 77′ Lighting Plan	1/11/2011
LE9.25	Level 77′ Lighting Plan	1/11/2011
LE9.25	Level 77′ Lighting Plan	11/12/2010
LE9.26	Level 42′ Lighting Plan	1/11/2011
LE9.26	Level 77′ Lighting Plan	1/11/2011
LE9.26	Level 77′ Lighting Plan	11/12/2010
LE9.27	Level 77′ Lighting Plan	1/11/2011
LELD2.11	Level 53′ Low Level Lighting Plan	1/11/2011

31 of 54

EXHIBIT “E”

LELD2.13	Level 53′ Low Level Lighting Plan	1/11/2011
LELD2.14	Level 53′ Low Level Lighting Plan	1/11/2011
LELD2.15	Level 53′ Low Level Lighting Plan	1/11/2011
LELD2.16	Level 53′ Low Level Lighting Plan	1/11/2011
LELD2.17	Level 53′ Low Level Lighting Plan	1/11/2011
LELD2.21	Level 77′ Low Level Lighting Plan	1/11/2011
LELD2.23	Level 77′ Low Level Lighting Plan	1/11/2011
LELD2.24	Level 77′ Low Level Lighting Plan	1/11/2011
LELD2.25	Level 77′ Low Level Lighting Plan	1/11/2011
LELD2.26	Level 77′ Low Level Lighting Plan	1/11/2011
LELD2.31	Roof Lighting Plan	1/11/2011
LELD3.00	Building Lighting Elevations	1/11/2011
LELD3.10	Building Lighting Elevations	1/11/2011
LELD9.11	Level 53′ Lighting Plan	1/11/2011
LELD9.13	Level 53′ Lighting Plan	1/11/2011
LELD9.14	Level 53′ Lighting Plan	1/11/2011
LELD9.15	Level 53′ Lighting Plan	1/11/2011
LELD9.16	Level 53′ Lighting Plan	1/11/2011
LELD9.17	Level 53′ Lighting Plan	1/11/2011
LELD9.21	Level 77′ Lighting Plan	1/11/2011
LELD9.23	Level 77′ Lighting Plan	1/11/2011
LELD9.24	Level 77′ Lighting Plan	1/11/2011
LELD9.26	Level 77′ Lighting Plan	1/11/2011
LFA0.00	Catwalk Fire Alarm Plan	11/12/2010
LFA0.01	Lowrise Fire Alarm General Notes	1/11/2011
LFA0.10	Level 53′ Fire Alarm Plan	11/12/2010
LFA0.20	Level 77′ Fire Alarm Plan	11/12/2010
LFA2.01	Level 42′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.02	Level 42′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.03	Level 42′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.04	Level 42′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.05	Level 42′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.06	Level 42′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.07	Level 42′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.11	Level 53′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.12	Level 53′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.13	Level 53′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.14	Level 53′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.15	Level 53′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.16	Level 53′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.17	Level 53′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.21	Level 77′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.22	Level 77′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.23	Level 77′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.24	Level 77′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.25	Level 77′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.26	Level 77′ Enlarged Floor Plan Fire Alarm	1/11/2011
LFA2.27	Level 77′ Enlarged Floor Plan Fire Alarm	1/11/2011

32 of 54

EXHIBIT “E”

LFP0.00	Fire Protection General Notes	1/11/2011
LFP0.05	Catwalk Fire Protection Plan	11/12/2010
LFP0.10	Level 53′ Fire Protection Plan	11/12/2010
LFP0.20	Level 77′ Fire Protection Plan	11/12/2010
LFP2.01	Level 42′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.02	Level 42′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.03	Level 42′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.04	Level 42′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.05	Level 42′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.06	Level 42′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.07	Level 42′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.11	Level 53′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.12	Level 53′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.13	Level 53′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.14	Level 53′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.15	Level 53′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.16	Level 53′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.17	Level 53′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.21	Level 77′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.22	Level 77′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.23	Level 77′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.24	Level 77′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.25	Level 77′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.26	Level 77′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP2.27	Level 77′ Enlarged Floor Plan Fire Protection	1/11/2011
LFP5.00	Fire Protection Details	11/12/2010
LFP5.01	Fire Protection Details	1/11/2011
LLD0.01	Symbols and Legends	1/11/2011
LLD0.02	Notes	1/11/2011
LLD0.05	Level 53′ Dimming Zone Plan	1/11/2011
LLD0.06	Level 77′ Dimming Zone Plan	1/11/2011
LLD2.10	Level 53′ Overall Lighting Floor Plan	1/11/2011
LLD2.11	Level 53′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.13	Level 53′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.14	Level 53′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.15	Level 53′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.16	Level 53′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.17	Level 53′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.20	Level 77′ Overall Lighting Floor Plan	1/11/2011
LLD2.21	Level 77′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.23	Level 77′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.24	Level 77′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.26	Level 77′ Enlarged Lighting Floor Plan	1/11/2011
LLD2.31	Enlarged Roof lighting Plan	1/11/2011
LLD3.00	Building lighting Elevations	1/11/2011
LLD3.10	Building lighting Elevations	1/11/2011
LLD4.01	Lighting Fixture Schedule	1/11/2011
LLD4.11	Dimming Fixture Schedule	1/11/2011

33 of 54

EXHIBIT “E”

LLD7.01	Overall Topology	1/11/2011
LLD7.10	Level 53′ Lighting Control Locations Plan	1/11/2011
LLD7.11	Level 77′ Lighting Control Locations Plan	1/11/2011
LLD7.40	Dimming Oneline – Hotel Tower	1/11/2011
LLD7.70	Control rack Details	1/11/2011
LLD7.71	General Control Details	1/11/2011
LLD7.80	Cable Specifications	1/11/2011
LLD9.10	Level 53′ Overall Lighting RCP	1/11/2011
LLD9.11	Level 53′ Enarged Lighting RCP	1/11/2011
LLD9.13	Level 53′ Enarged Lighting RCP	1/11/2011
LLD9.14	Level 53′ Enarged Lighting RCP	1/11/2011
LLD9.15	Level 53′ Enarged Lighting RCP	1/11/2011
LLD9.16	Level 53′ Enarged Lighting RCP	1/11/2011
LLD9.17	Level 53′ Enarged Lighting RCP	1/11/2011
LLD9.20	Level 77′ Overall Lighting RCP	1/11/2011
LLD9.21	Level 77′ Enarged Lighting RCP	1/11/2011
LLD9.23	Level 77′ Enarged Lighting RCP	1/11/2011
LLD9.24	Level 77′ Enarged Lighting RCP	1/11/2011
LLD9.26	Level 77′ Enarged Lighting RCP	1/11/2011
LLS0.00	Catwalk Life Safety Plan	1/11/2011
LLS0.10	Level 53′ Life Safety Plan	1/11/2011
LLS0.20	Level 77′ Life Safety Plan	1/11/2011
LLV0.10	Symbols List and General Notes	1/11/2011
LLV2.10	Level 53′ Overall Low Voltage Plan	1/11/2011
LLV2.10A	Level 53′ Overall Low Voltage Floor Duct Plan	1/11/2011
LLV2.11	Level 53′ Low Voltage Plan	1/11/2011
LLV2.12	Level 53′ Low Voltage Plan	1/11/2011
LLV2.13	Level 53′ Low Voltage Plan	1/11/2011
LLV2.14	Level 53′ Low Voltage Plan	1/11/2011
LLV2.15	Level 53′ Low Voltage Plan	1/11/2011
LLV2.16	Level 53′ Low Voltage Plan	1/11/2011
LLV2.17	Level 53′ Low Voltage Plan	1/11/2011
LLV2.20	Level 77′ Overall Low Voltage Plan	1/11/2011
LLV2.21	Level 77′ Low Voltage Plan	1/11/2011
LLV2.22	Level 77′ Low Voltage Plan	1/11/2011
LLV2.23	Level 77′ Low Voltage Plan	1/11/2011
LLV2.24	Level 77′ Low Voltage Plan	1/11/2011
LLV2.25	Level 77′ Low Voltage Plan	1/11/2011
LLV2.26	Level 77′ Low Voltage Plan	1/11/2011
LLV2.27	Level 77′ Low Voltage Plan	1/11/2011
LLV5.00	Enlarged Low Voltage Plans	1/11/2011
LLV5.01	Enlarged Low Voltage Plans	1/11/2011
LLV5.02	Low Voltage Details	1/11/2011
LLV9.11	Level 53′ Low Voltage Plan	1/11/2011
LLV9.12	Level 53′ Low Voltage Plan	1/11/2011
LLV9.13	Level 53′ Low Voltage Plan	1/11/2011
LLV9.14	Level 53′ Low Voltage Plan	1/11/2011
LLV9.15	Level 53′ Low Voltage Plan	1/11/2011

34 of 54

EXHIBIT “E”

LLV9.16	Level 53′ Low Voltage Plan	1/11/2011
LLV9.17	Level 53′ Low Voltage Plan	1/11/2011
LLV9.21	Level 77′ Low Voltage Plan	1/11/2011
LLV9.22	Level 77′ Low Voltage Plan	1/11/2011
LLV9.23	Level 77′ Low Voltage Plan	1/11/2011
LLV9.24	Level 77′ Low Voltage Plan	1/11/2011
LLV9.25	Level 77′ Low Voltage Plan	1/11/2011
LLV9.26	Level 77′ Low Voltage Plan	1/11/2011
LLV9.27	Level 77′ Low Voltage Plan	1/11/2011
LM0.10	General Notes, Abbreviations, and Symbol List	1/11/2011
LM0.20	Mechanical Details	1/11/2011
LM0.21	Mechanical Details	1/11/2011
LM0.22	Mechanical Details	1/11/2011
LM2.10	Level 53′ Overall Mechanical Plan	1/11/2011
LM2.11	Level 53′ Mechanical Plan	1/11/2011
LM2.12	Level 53′ Mechanical Plan	1/11/2011
LM2.13	Level 53′ Mechanical Plan	1/11/2011
LM2.14	Level 53′ Mechanical Plan	1/11/2011
LM2.15	Level 53′ Mechanical Plan	1/11/2011
LM2.16	Level 53′ Mechanical Plan	1/11/2011
LM2.17	Level 53′ Mechanical Plan	1/11/2011
LM2.20	Level 77′ Overall Mechanical Plan	1/11/2011
LM2.21	Level 77′ Mechanical Plan	11/12/2010
LM2.22	Level 77′ Mechanical Plan	11/12/2010
LM2.23	Level 77′ Mechanical Plan	11/12/2010
LM2.24	Level 77′ Mechanical Plan	1/11/2011
LM2.25	Level 77′ Mechanical Plan	1/11/2011
LM2.26	Level 77′ Mechanical Plan	1/11/2011
LM2.27	Level 77′ Mechanical Plan	1/11/2011
LM2.30	Roof Level Overall Mechanical Plan	1/11/2011
LM2.31	Roof Level Mechanical Plan	1/11/2011
LM2.32	Roof Level Mechanical Plan	1/11/2011
LM2.33	Roof Level Mechanical Plan	1/11/2011
LM2.34	Roof Level Mechanical Plan	1/11/2011
LM2.35	Roof Level Mechanical Plan	1/11/2011
LM2.36	Roof Level Mechanical Plan	1/11/2011
LM2.37	Roof Level Mechanical Plan	1/11/2011
LM3.01	Level 42′ Piping Plan	1/11/2011
LM3.03	Level 42′ Piping Plan	1/11/2011
LM3.05	Level 42′ Piping Plan	1/11/2011
LM3.06	Level 42′ Piping Plan	1/11/2011
LM3.11	Level 53′ Piping Plan	1/11/2011
LM3.12	Level 53′ Piping Plan	1/11/2011
LM3.13	Level 53′ Piping Plan	1/11/2011
LM3.14	Level 53′ Piping Plan	1/11/2011
LM3.15	Level 53′ Piping Plan	1/11/2011
LM3.16	Level 53′ Piping Plan	1/11/2011
LM3.17	Level 53′ Piping Plan	1/11/2011

35 of 54

EXHIBIT “E”

LM3.21	Level 77′ Piping Plan	1/11/2011
LM3.22	Level 77′ Piping Plan	11/12/2010
LM3.23	Level 77′ Piping Plan	11/12/2010
LM3.24	Level 77′ Piping Plan	1/11/2011
LM3.25	Level 77′ Piping Plan	1/11/2011
LM3.26	Level 77′ Piping Plan	1/11/2011
LM3.27	Level 77′ Piping Plan	1/11/2011
LM4.00	Mechanical Schedules	1/11/2011
LM4.01	Mechanical Schedules	1/11/2011
LM4.02	Mechanical Schedules	1/11/2011
LM4.03	Mechanical Schedules	1/11/2011
LM4.04	Mechanical Schedules	1/11/2011
LM6.00	Mechanical Control Diagrams	1/11/2011
LM6.01	Mechanical Control Diagrams	1/11/2011
LM6.02	Mechanical Control Diagrams	1/11/2011
LP0.10	General Notes, Abbreviations, and Symbol List	1/11/2011
LP0.20	Plumbing Details	1/11/2011
LP0.21	Plumbing Details	1/11/2011
LP2.00	Level 42′ Overall Plumbing Plan	1/11/2011
LP2.02	Level 42′ Waste and Vent Plan	1/11/2011
LP2.03	Level 42′ Waste and Vent Plan	1/11/2011
LP2.04	Level 42′ Waste and Vent Plan	1/11/2011
LP2.05	Level 42′ Waste and Vent Plan	1/11/2011
LP2.06	Level 42′ Waste and Vent Plan	1/11/2011
LP2.07	Level 42′ Waste & Vent Plan	11/12/2010
LP2.10	Level 53′ Overall Plumbing Plan	1/11/2011
LP2.11	Level 53′ Waste and Vent Plan	1/11/2011
LP2.12	Level 53′ Waste and Vent Plan	1/11/2011
LP2.13	Level 53′ Waste and Vent Plan	1/11/2011
LP2.14	Level 53′ Waste and Vent Plan	1/11/2011
LP2.15	Level 53′ Waste and Vent Plan	1/11/2011
LP2.16	Level 53′ Waste and Vent Plan	1/11/2011
LP2.17	Level 53′ Waste and Vent Plan	1/11/2011
LP2.20	Level 77′ Overall Plumbing Plan	1/11/2011
LP2.21	Level 77′ Waste & Vent Plan	11/12/2010
LP2.22	Level 77′ Waste & Vent Plan	11/12/2010
LP2.23	Level 77′ Waste & Vent Plan	11/12/2010
LP2.24	Level 77′ Waste and Vent Plan	1/11/2011
LP2.25	Level 77′ Waste and Vent Plan	1/11/2011
LP2.26	Level 77′ Waste and Vent Plan	1/11/2011
LP2.27	Level 77′ Waste and Vent Plan	1/11/2011
LP2.30	Roof Level Overall Plumbing Plan	1/11/2011
LP2.31	Roof Level Plumbing Plan	1/11/2011
LP2.32	Roof Level Plumbing Plan	1/11/2011
LP2.33	Roof Level Plumbing Plan	1/11/2011
LP2.34	Roof Level Plumbing Plan	1/11/2011
LP2.35	Roof Level Plumbing Plan	1/11/2011
LP2.36	Roof Level Plumbing Plan	1/11/2011

36 of 54

EXHIBIT “E”

LP2.37	Roof Level Plumbing Plan	1/11/2011
LP2.37	Roof Level Plumbing Plan	11/12/2010
LP3.01	Level 42′ Domestic Water Plan	1/11/2011
LP3.02	Level 42′ Domestic Water Plan	1/11/2011
LP3.03	Level 42′ Domestic Water Plan	1/11/2011
LP3.04	Level 42′ Domestic Water Plan	1/11/2011
LP3.05	Level 42′ Domestic Water Plan	11/12/2010
LP3.06	Level 42′ Domestic Water Plan	1/11/2011
LP3.07	Level 42′ Domestic Water Plan	11/12/2010
LP3.11	Level 53′ Domestic Water Plan	1/11/2011
LP3.12	Level 53′ Domestic Water Plan	1/11/2011
LP3.13	Level 53′ Domestic Water Plan	1/11/2011
LP3.14	Level 53′ Domestic Water Plan	1/11/2011
LP3.15	Level 53′ Domestic Water Plan	1/11/2011
LP3.16	Level 53′ Domestic Water Plan	1/11/2011
LP3.17	Level 53′ Domestic Water Plan	1/11/2011
LP3.21	Level 77′ Domestic Water Plan	11/12/2010
LP3.22	Level 77′ Domestic Water Plan	11/12/2010
LP3.23	Level 77′ Domestic Water Plan	11/12/2010
LP3.24	Level 77′ Domestic Water Plan	1/11/2011
LP3.25	Level 77′ Domestic Water Plan	1/11/2011
LP3.26	Level 77′ Domestic Water Plan	1/11/2011
LP3.27	Level 77′ Domestic Water Plan	1/11/2011
LP4.00	Plumbing Schedules	1/11/2011
LP4.01	Plumbing Schedules	1/11/2011
LP5.00	Enlarged Plumbing Plans	1/11/2011
LP5.01	Enlarged Plumbing Plans	1/11/2011
LP5.02	Enlarged Plumbing Plans	1/11/2011
LP5.03	Enlarged Plumbing Plans	1/11/2011
LP5.04	Enlarged Plumbing Plans	1/11/2011
LP5.05	Enlarged Plumbing Plans	1/11/2011
LP5.06	Enlarged Plumbing Plans	1/11/2011
LP5.07	Enlarged Plumbing Plans	1/11/2011
LP5.08	Enlarged Plumbing Plans	1/11/2011
LP6.00	Plumbing Control Diagrams	11/12/2010
LS0.01	Cover Sheet	1/28/2011
LS0.11	General Notes	1/11/2011
LS0.12	General Notes	1/11/2011
LS1.11	Net Wind Load Uplift Plan	1/28/2011
LS1.12	Gross Wind Load Downward Pressure Plan	1/28/2011
LS2.00	Pile Key Plan	1/11/2011
LS2.01	Foundation Plan	1/11/2011
LS2.01.5	Catwalk Framing Plan	11/12/2010
LS2.01.5	Catwalk Framing Plan	1/28/2011
LS2.02	Foundation Plan	1/11/2011
LS2.02.5	Catwalk Framing Plan	1/28/2011
LS2.03	Foundation Plan	1/11/2011
LS2.03.5	Catwalk Framing Plan	1/28/2011

37 of 54

EXHIBIT “E”

LS2.03.5	Catwalk Framing Plan	11/12/2010
LS2.04	Foundation Plan	1/11/2011
LS2.05	Foundation Plan	1/11/2011
LS2.06	Foundation Plan	1/11/2011
LS2.07	Foundation Plan	1/11/2011
LS2.11	Level 1 Framing Plan	1/28/2011
LS2.12	Level 1 Framing Plan	1/28/2011
LS2.13	Level 1 Framing Plan	1/28/2011
LS2.14	Level 1 Framing Plan	1/28/2011
LS2.15	Level 1 Framing Plan	1/28/2011
LS2.16	Level 1 Framing Plan	1/28/2011
LS2.17	Level 1 Framing Plan	1/28/2011
LS2.20	Platform and Room Framing Plans	1/28/2011
LS2.20.1		1/28/2011
LS2.21	Level 2 Framing Plan	1/28/2011
LS2.22	Level 2 Framing Plan	1/28/2011
LS2.23	Level 2 Framing Plan	1/28/2011
LS2.24	Level 2 Framing Plan	1/28/2011
LS2.25	Level 2 Framing Plan	1/28/2011
LS2.26	Level 2 Framing Plan	1/28/2011
LS2.27	Level 2 Framing Plan	1/28/2011
LS2.31	Roof Framing Plan	1/28/2011
LS2.33	Roof Framing Plan	1/28/2011
LS2.34	Roof Framing Plan	1/28/2011
LS2.35	Roof Framing Plan	1/28/2011
LS2.36	Roof Framing Plan	1/28/2011
LS2.37	Roof Framing Plan	1/28/2011
LS2.41	High Roof Framing Plan	1/28/2011
LS2.44	High Roof Framing Plan	1/28/2011
LS2.46	High Roof Framing Plan	1/28/2011
LS3.01	Brace Elevations	1/28/2011
LS3.02	Brace Elevations	1/28/2011
LS3.03	Brace Elevations	1/28/2011
LS3.04	Brace Elevations	1/28/2011
LS3.05	Brace Elevations	1/28/2011
LS3.06	Brace Elevations	1/28/2011
LS3.07	Brace Elevations	1/28/2011
LS3.08	Brace Elevations	1/28/2011
LS3.09	Brace Elevations	1/28/2011
LS3.51	Truss Profiles	1/28/2011
LS4.21	Door Schedule	1/11/2011
LS5.11	Sections and Details	1/28/2011
LS5.21	Bridge Sections and Details	1/28/2011
LS5.51	Steel Sections and Details	1/28/2011
LS5.52	Steel Sections and Details	1/28/2011
LS5.53	Steel Sections and Details	1/28/2011
LS5.54	Steel Sections and Details	1/28/2011
LS5.54.1	Steel Sections and Details	1/28/2011

38 of 54

EXHIBIT “E”

LS5.54.1	Steel Sections & Details	11/12/2010
LS5.55	Steel Sections and Details	1/11/2011
LS5.56	Steel Sections and Details	1/28/2011
LS5.57	Steel Sections and Details	1/28/2011
LS5.58	Steel Sections and Details	1/28/2011
LS5.59	Steel Sections and Details	1/28/2011
LS5.60	Steel Sections and Details	1/28/2011
LS5.61	Steel Sections and Details	2/8/2011
LS6.43	Enlarged Floor Plan Details	1/11/2011
LS7.11	Pile Cap Details	1/11/2011
LS7.12	Pile Cap Details	1/11/2011
LS7.13	Pile Cap Details	1/11/2011
LS7.14	Pile Cap Details	1/11/2011
M-EFS A1	Liquor and Soda Dispenser Power Plan	1/11/2011
M-EFS B1	EDR and Multipurpose Kitchen Power Plan	1/11/2011
M-EFS C1	VIP Lounge Power Plan	1/11/2011
M-FS A1	Liquor and Soda Disp. Bar Set-Up Floor Plan	1/11/2011
M-FS A2	Liquor and Soda Disp. Bar Set-Up Schedule and Requirements	1/11/2011
M-FS B1	EDR and Multi-Purpose Floor Plan	1/11/2011
M-FS B2.0	EDR and Multi-Purpose Kitchen Schedule and Requirements	1/11/2011
M-FS B2.1	EDR and Multi-Purpose Kitchen Schedule and Requirements	1/11/2011
M-FS B7.0	EDR & Multi-Purpose Kitchen Exhaust Hood Plan	1/13/2011
M-FS B7.1	EDR & Multi-Purpose Kitchen Exhaust Hood Plan	1/13/2011
M-FS B7.2	EDR & Multi-Purpose Kitchen Exhaust Hood Plan	1/13/2011
M-FS B7.3	EDR & Multi-Purpose Kitchen Exhaust Hood Plan	1/13/2011
M-FS B7.4	EDR & Multi-Purpose Kitchen Exhaust Hood Plan	1/13/2011
M-FS B7.5	EDR & Multi-Purpose Kitchen Exhaust Hood Plan	1/13/2011
M-FS B8.0	EDR and Multi-Purpose Kitchen Elevations and Details	1/11/2011
M-FS B8.1	EDR and Multi-Purpose Kitchen Elevations and Details	1/11/2011
M-FS B8.2	EDR and Multi-Purpose Kitchen Elevations and Details	1/11/2011
M-FS C1	V.I.P. Lounge Floor Plan	1/11/2011
M-FS C2	V.I.P. Lounge Schedule and Requirements	1/11/2011
M-FS OR2	Multi-Purpose Level Food Service Orientation Plan	1/11/2011
M-PFS A1A	Liquor and Soda Disp. Bar Set-Up Plumbing Plan	1/11/2011
M-PFS A1B	Liquor and Soda Disp. Bar Set-Up Plumbing Plan	1/11/2011
M-PFS B1A	EDR and Multipurpose Kitchen Plumbing Plan	1/11/2011
M-PFS B1B	EDR and Multipurpose Kitchen Plumbing Plan	1/11/2011
M-PFS C1A	V.I.P. Lounge Plumbing Plan	1/11/2011
M-PFS C1B	V.I.P. Lounge Plumbing Plan	1/11/2011
M-PFS D1A	Service Bars Plumbing Plan	1/11/2011
M-PFS D1B	Service Bars Plumbing Plan	1/11/2011
TLS0.10	Hotel Tower Life Safety Plan Level 0 (Service)	11/12/2010
TLS0.20	Hotel Tower Life Safety Plan Level 1 (Casino)	11/12/2010
TLS0.30	Hotel Tower Life Safety Plan Level 1.5	11/12/2010
TLS0.40	Hotel Tower Life Safety Plan Level 2	11/12/2010
TLS0.50	Hotel Tower Life Safety Plan Level 3	11/12/2010
TLS0.60	Hotel Tower Life Safety Plan Level 4-11	11/12/2010
TLS0.70	Hotel Tower Life Safety Plan Level 11.5	11/12/2010

39 of 54

EXHIBIT “E”

TLS0.80	Hotel Tower Life Safety Plan Level 12	11/12/2010
TS7.14	Pile Cap Details	11/12/2010

Naval
A0.20	Drawing Index	11/12/2010
A0.50	Wall Types	11/12/2010
A4.52	Bathroom Section & Ceiling Section	11/12/2010
NA-A45	Cover Sheet	11/12/2010
NA-E11	Electrical One Line Diagram	1/11/2011
NA-E28	Raised Grating Lighting Plan	1/11/2011
NA-F30	Temporary Mooring Plan	1/11/2011
NA-F31	Infill Structure Procedure	1/11/2011
NA-H11.0	Ventilation System Diagram for Vessel Support Room	1/11/2011
NA-H11.1	Ventilation System Diagram for Vessel Support Room	1/11/2011
NA-M11.0	Vessel Support Room Machinery Arrangement Plan	1/11/2011
NA-M11.1	Vessel Support Room Machinery Arrangement Plan	1/11/2011
NA-M57.0	Paddlewheel Drive System Details	1/11/2011
NA-M57.1	Paddlewheel Drive System Details	1/11/2011
NA-P10.0	Bilge, Ballast, and Fireman Piping Diagram	1/11/2011
NA-P10.1	Bilge, Ballast, and Fireman Piping Diagram	1/11/2011
NA-P75.0	Generator Exhaust Piping Arrangement	1/11/2011
NA-P75.1	Generator Exhaust Piping Arrangement	1/11/2011
NA-S42	Celldeck Arrangement & Details	11/12/2010
NA-S42.0	Celldeck Arrangement & Details	1/11/2011
NA-S42.1	Celldeck Arrangement & Details	1/11/2011
NA-S51.0	Miscellaneous Tank Foundations	1/11/2011
NA-S51.1	Miscellaneous Tank Foundations	1/11/2011
NA-S52.0	Vessel Support Room Foundations	1/11/2011
NA-S52.1	Vessel Support Room Foundations	1/11/2011
NA-S65.0	Elevator Pits and Details	1/11/2011
NA-S65.1	Elevator Pits and Details	1/11/2011
NA-S84	Mooring Padeye Installation and Details	1/11/2011

General Information
0.1	Drawing Index-Volume 1-General Info	11/12/2010
0.11	Drawing Index-Volume 2- Site	11/12/2010
0.12	Drawing Index-Volume 3- Bridge	11/12/2010
0.13	Drawing Index-Volume 4- Support Facility	11/12/2010
0.14	Drawing Index-Volume 5- Garage	11/12/2010
0.15	Drawing Index-Volume 6- Lowrise	11/12/2010
0.16	Drawing Index-Volume 6- Lowrise	11/12/2010
0.17	Drawing Index-Volume 7- Tower	11/12/2010
0.18	Drawing Index-Volume 7- Tower	11/12/2010
0.2	Information	11/12/2010
0.3	Overall Architectural Key Plan	11/12/2010
A0.10	ADA	11/12/2010
A0.20	Wall Types	11/12/2010
A0.21	Wall Types	11/12/2010

40 of 54

EXHIBIT “E”

E0.10	Symbol List	11/12/2010
E0.11	Standard Details Grounding Methods	11/12/2010
FLS2.10	Support Facility Life Safety Plan	11/12/2010
FLS2.20	Support Facility Life Safety Plan	11/12/2010
GLS0.10	Parking Garage Life Safety Plan Level 1	11/12/2010
GLS0.20	Parking Garage Life Safety Plan Level 2	11/12/2010
GLS0.30	Parking Garage Life Safety Plan Level 3	11/12/2010
GLS0.40	Parking Garage Life Safety Plan Level 4	11/12/2010
ID0.01	General Notes	11/12/2010
LD0.01	Legends and Notes	11/12/2010
LD0.02	Notes	11/12/2010
LLS0.00	Catwalk Life Safety Plan	11/12/2010
LLS0.10	Level 53′ Life Safety Plan	11/12/2010
LLS0.20	Level 77′ Life Safety Plan	11/12/2010
M0.10	General Notes, Abbreviations, and Symbol List	11/12/2010
M0.20	Mechanical Details	11/12/2010
M0.21	Mechanical Details	11/12/2010
M0.22	Mechanical Details	11/12/2010
M0.23	Mechanical Details	11/12/2010
P0.10	General Notes, Abbreviations, and Symbol List	11/12/2010
P0.20	Plumbing Details	11/12/2010
P0.21	Plumbing Details	11/12/2010
TLS0.10	Hotel Tower Life Safety Plan Level 0 (Service)	11/12/2010
TLS0.20	Hotel Tower Life Safety Plan Level 1 (Casino)	11/12/2010
TLS0.30	Hotel Tower Life Safety Plan Level 1.5	11/12/2010
TLS0.40	Hotel Tower Life Safety Plan Level 2	11/12/2010
TLS0.50	Hotel Tower Life Safety Plan Level 3	11/12/2010
TLS0.60	Hotel Tower Life Safety Plan Level 4-11	11/12/2010
TLS0.70	Hotel Tower Life Safety Plan Level 11.5	11/12/2010
TLS0.80	Hotel Tower Life Safety Plan Level 12	11/12/2010

Specifications
01 90 00	Design Criteria for Cladding	1/28/2011
03 49 00	Glass-Fiber Reinforced Concrete (GFRC)	1/28/2011
05 40 00	Cold Formed Steel Stud Framing	1/28/2011
07 11 13	Damproofing	1/28/2011
07 24 19	Drainable Exterior Insulation and Finish Systems (EIFS)	1/28/2011
07 42 00	Metal Wall Panels	1/28/2011
07 43 00	Aluminum Composite Material (ACM) Panel System	1/28/2011
07 61 00	Sheet Metal Roofing	1/28/2011
07 92 10	Exterior Joint Sealants	1/28/2011
08 80 10	Exterior Glazing	1/28/2011
08 91 00	Louvers	1/28/2011
10 71 13	Exterior Sun Control Devices	1/28/2011
00 00 02	Architectural Certification	1/18/2011
00 00 03	Civil Certification	1/18/2011
00 00 04	Structural/Civil Certification	1/18/2011
00 00 05	Mechanical Certification	1/18/2011

41 of 54

EXHIBIT “E”

00 00 06	Electrical Certification	1/18/2011
00 00 07	Landscape Certification	1/18/2011
00 63 13	Request for Intepretaion Form	1/18/2011
00 63 25	Substitution Request (After award of the Contract)	1/18/2011
01 09 00	Design Criteria for Cladding	1/18/2011
01 11 00	Summary of Work	1/18/2011
01 26 00	Contract Modification Procedures	1/18/2011
01 26 13	Contractors Request for Information/Interpretation	1/18/2011
01 31 10	Project Management and Coordination	1/18/2011
01 32 33	Photographis Documentation	1/18/2011
01 32 50	Electronic Media Release	1/18/2011
01 33 00	Sumbmittal Procedures	1/18/2011
01 42 00	References	1/18/2011
01 45 00	Quality Control	1/18/2011
01 50 00	Construction Facilities and Temporary Controls	1/18/2011
01 60 00	Product Requirements	1/18/2011
01 73 00	Execution Requirements	1/18/2011
01 73 29	Cutting and Patching	1/18/2011
01 77 00	Contract Closeout	1/18/2011
03 05 05	Fly Ash	1/18/2011
03 10 00	Concrete Formwork	1/18/2011
03 20 00	Concrete Reinforcement	1/18/2011
03 30 00	Cast-In-Place Concrete	1/18/2011
03 38 00	Post Tensioned Concrete	1/18/2011
03 41 00	Structural prescast Concrete - Plant Cast	1/18/2011
04 01 20.52	Unit Masonry Cleaning	1/18/2011
04 05 15	Mortar and Masonry Grout	1/18/2011
04 05 26	CMU Integral Water Repellent	1/18/2011
04 22 00	Concrete Masonry Units	1/18/2011
05 10 00	Structural Steel Framing	1/18/2011
05 21 19	Open-Web Steel Joists	1/18/2011
05 31 00	Steel Deck	1/18/2011
05 36 00	Steel Composite Deck	1/18/2011
05 40 00	Cold Formed Steel Stud Framing	1/18/2011
05 41 00	Structural Metal Stud Framing	1/18/2011
05 50 00	Metal Fabrications	1/18/2011
05 51 00	Metal Stairs	1/18/2011
05 52 00	Metal Railings	1/18/2011
06 10 53	Miscellaneous Carpentry	1/18/2011
07 11 30	Damproofing	1/18/2011
07 14 13	Hot Fluid Applied Rubberized Asphalt Waterproofing	1/18/2011
07 19 00	Water Repellents	1/18/2011
07 21 00	Building Insulation	1/18/2011
07 22 80	Roof and Deck Insulation	1/18/2011
07 24 10	Exterior Insulation and Finish System	1/18/2011
07 54 23	Thermoplastic Roof System	1/18/2011
07 61 00	Sheet Metal Roofing	1/18/2011
07 62 00	Flashing and Sheet Metal	1/18/2011

42 of 54

EXHIBIT “E”

07 72 00	Roof Accessories	1/18/2011
07 81 00	Spray-Applied Fire Resistive Materials	1/18/2011
07 84 00	Fire Stopping	1/18/2011
07 92 00	Joint Sealers	1/18/2011
07 92 19	Acoustical Sealants	1/18/2011
08 11 13	Steel Doors and Frames	1/18/2011
08 31 13	Access Doors and Frames	1/18/2011
08 33 00	Coiling Doors and Grilles	1/18/2011
08 71 00	Door Hardware	1/18/2011
08 81 00	Exterior Glazing	1/18/2011
08 83 00	Mirrors	1/18/2011
08 91 00	Louvers	1/18/2011
08 92 00	Louvered Roof Top Equipment Screens	1/18/2011
09 21 16.23	Gypsum Board Shaft Wall Assemblies	1/18/2011
09 22 16	Non-Structural Metal Framing	1/18/2011
09 29 00	Gypsum Board	1/18/2011
09 29 13	Exterior Gypsum Sheathing	1/18/2011
09 30 00	Tile	1/18/2011
09 30 33	Natural Stone Tile	1/18/2011
09 61 13	Slip Resistant Floor Treatment	1/18/2011
09 65 19	Resiliant Tile Flooring	1/18/2011
09 67 23	Resinous Flooring	1/18/2011
09 68 00	Carpet	1/18/2011
09 68 13	Carpet Tile	1/18/2011
09 69 00	Access Flooring	1/18/2011
09 72 00	Wall Coverings	1/18/2011
09 77 33	FRP Wall Panels	1/18/2011
09 81 00	Acoustical Insulation	1/18/2011
09 91 00	Painting	1/18/2011
09 91 10	Coating for Steel Piles	1/18/2011
10 21 13	Metal Toilet Compartments	1/18/2011
10 21 14	Plastic Laminate Toilet Compartments	1/18/2011
10 51 00	Lockers	1/18/2011
11 24 23	Window Washing Systems	1/18/2011
11 40 00	Food Service	1/18/2011
13 15 00	Water Feature Construction	1/18/2011
13 34 19	Metal Building Systems	1/18/2011
14 20 00	Vertical Transportation – Elevators	1/18/2011
14 31 00	Escalators	1/18/2011
21 05 13	Mortor Requirements for Fire Suppression Equipment	1/18/2011
21 12 00	Fire-Suppression Standpipes	1/18/2011
21 13 13	Wet-Pipe Sprinkler Systems	1/18/2011
21 13 16	Dry-Pipe Sprinkler Systems	1/18/2011
21 22 00	Clean-Agent Fire-Extinguishing Systems	1/18/2011
21 31 16	Diesel-Drive, Centrifigal Pumps	1/18/2011
21 34 00	Pressure Maintenance Pumps	1/18/2011
21 39 00	Controllers for Fire Pump Drivers	1/18/2011
22 05 13	Common Motor Requirements for Plumbing Equipment	1/18/2011

43 of 54

EXHIBIT “E”

22 05 16	Expansion Fittings and Loops for Plumbing Piping	1/18/2011
22 05 17	Sleeves and Sleeve Seals for Plumbing Piping	1/18/2011
22 05 18	Excutcheons for Plumbing Piping	1/18/2011
22 05 19	Meters and Gages for Plumbing Piping	1/18/2011
22 05 23	General-Duty Valves for Plumbing piping	1/18/2011
22 05 29	Hangers and Supports for Plumbing Piping and Equipment	1/18/2011
22 05 33	Heat Tracing for Plumbing Piping	1/18/2011
22 05 53	Identification for Plumbing Piping and Equipment	1/18/2011
22 07 16	Plumbing Equipment Insulation	1/18/2011
22 07 19	Plumbing Piping Insulation	1/18/2011
22 11 16	Domestic Water Piping	1/18/2011
22 11 19	Domestic Water Piping Specialties	1/18/2011
22 11 23	Domestic Water Pumps	1/18/2011
22 11 23.13	Domestic-Water Packaged Booster Pumps	1/18/2011
22 12 23	Facility Indoor Potable Water Storage Tanks	1/18/2011
22 13 16	Sanitary Waste and vent Piping	1/18/2011
22 13 19	Sanitary Waste Piping Specialties	1/18/2011
22 13 23	Sanitary Waste Interceptors	1/18/2011
22 13 29	Sanitay Sewage Pumps	1/18/2011
22 13 53	Facility Septic Tanks	1/18/2011
22 14 13	Facility Storm Drainage Piping	1/18/2011
22 14 23	Storm Drainage Piping Specialties	1/18/2011
22 14 29	Sump Pumps	1/18/2011
22 31 00	Domestic Water Softeners	1/18/2011
22 35 00	Domestic-Water Heat Exchangers	1/18/2011
22 40 00	Plumbing Fixtures	1/18/2011
23 05 13	Common Motor Requirements For HVAC Equipment	1/18/2011
23 05 16	Expansion Fittings and Loops for HVAC Piping	1/18/2011
23 05 19	Meters and Gages for HVAC Piping	1/18/2011
23 05 23	General-Duty Valves for HVAC Piping	1/18/2011
23 05 29	Hangers and Supports for HVAC Piping and Equipment	1/18/2011
23 05 53	Identification for HVAC Piping and Equipment	1/18/2011
23 05 93	Testing, Adjusting, and Balancing for HVAC	1/18/2011
23 07 13	Duct Insulation	1/18/2011
23 07 16	HVAC Equipment Insulation	1/18/2011
23 07 19	HVAC Piping Insulation	1/18/2011
23 09 00	Instrumentation and Control for HVAC	1/18/2011
23 11 23	Facility Natural-Gas Piping	1/18/2011
23 21 13	Hydronic Piping	1/18/2011
23 21 13.13	Underground Hydronic Piping	1/18/2011
23 21 23	Hydronic Pumps	1/18/2011
23 23 00	Refrigerant Piping	1/18/2011
23 25 00	HVAC Water Treatment	1/18/2011
23 31 13	Metal Ducts	1/18/2011
23 33 00	Air Duct Accessories	1/18/2011
23 34 23	HVAC Power Ventilators	1/18/2011
23 36 00	Air Terminal Units	1/18/2011
23 37 13	Diffusers, Registers, and Grilles	1/18/2011

44 of 54

EXHIBIT “E”

23 41 00	Particulate Air Filtration	1/18/2011
23 52 33	Water-Tube Boilers	1/18/2011
23 64 16	Centrifugal Water Chillers	1/18/2011
23 65 00	Cooling Towers	1/18/2011
23 72 00	Air-To-Air Energy Recovery Equipment	1/18/2011
23 73 13	Modular Indoor Central-Station Air Handling Units	1/18/2011
23 74 13	Custom Air Handling Units	1/18/2011
23 81 23	Computer-Room Air-Conditioners	1/18/2011
23 81 26	Split-System Air-Conditioners	1/18/2011
23 82 19	Fan Coil Units	1/18/2011
23 82 39	Unit Heaters	1/18/2011
26 05 00	Common Work Results for Electrical	1/18/2011
26 05 19	Low-Voltage Electrical Power Conductors and Cables	1/18/2011
26 05 26	Grounding and Bonding for Electrical Systems	1/18/2011
26 05 29	Hangers and Supports for Electrical Systems	1/18/2011
26 05 33	Raceway and Boxes for Electrical Systems	1/18/2011
26 05 36	Cable Trays for Electrical Systems	1/18/2011
26 05 39	Under Floor Raceways for Electrical Systems	1/18/2011
26 05 43	Underground Ducts and Raceways for Electrical Systems	1/18/2011
26 05 53	Identification for Electrical Systems	1/18/2011
26 05 73	Overcurrent Protective Device Coordination Study	1/18/2011
26 09 23	Lighting Control Devices	1/18/2011
26 09 33	Central Dimming Controls	1/18/2011
26 09 43	Network Lighting Controls	1/18/2011
26 22 00	Low-Voltage Transformers	1/18/2011
26 24 13	Switchboards	1/18/2011
26 24 16	Panelboards	1/18/2011
26 27 26	Wiring Devices	1/18/2011
26 28 13	Fuses	1/18/2011
26 28 16	Enclosed Switches and Circuit Breakers	1/18/2011
26 29 13	Enclosed Controllers	1/18/2011
26 29 23	Variable-Frequency Motor Controllers	1/18/2011
26 32 13	Engine Generators	1/18/2011
26 33 53	Static Uninterruptible Power Supply	1/18/2011
26 36 00	Transfer Switches	1/18/2011
26 41 13	Lightning Protection for Structures	1/18/2011
26 43 13	Transient-Voltage Suppression for Low-Voltage Electrical Power Circuits	1/18/2011
26 51 00	Interior Lighting	1/18/2011
26 56 00	Exterior Lighting	1/18/2011
27 05 28	Pathways for Communication Systems	1/18/2011
27 05 36	Cable Trays for Communication Systems	1/18/2011
27 05 44	Sleeves and Sleeve Seals for Communication Pathways and Cabling	1/18/2011
27 11 00	Communications Equipment Room Fittings	1/18/2011
27 13 00	Communications Backbone Cabling	1/18/2011
27 15 00	Communications Horizontal Cabling	1/18/2011
27 41 33	Master Antenna Television System - Hotel	1/18/2011
28 05 13	Conductors and Cables for Electronic Safety and Security	1/18/2011
28 05 28	Pathways for Electronic Safety and Security	1/18/2011

45 of 54

EXHIBIT “E”

28 05 44	Sleeve and Sleeve Seals for Electronic Safety and Security Pathways and Ca	1/18/2011
28 13 00	Access Control	1/18/2011
28 16 00	Intrusion Detection	1/18/2011
28 23 00	Video Surveillance	1/18/2011
28 31 11	Digital, Addressable Fire Alarm System	1/18/2011
31 10 00	Site Clearing	1/18/2011
31 10 05	Stormwater Pollution Prevention	1/18/2011
31 20 00	Earthwork – Dry Side	1/18/2011
31 62 23-13	Concrete Filled Steel Pipe Piles	1/18/2011
31 63 16	Augered Cast-In-Place Piles	1/18/2011
32 12 16	Hot-Mix Asphalt Paving	1/18/2011
32 84 00	Planting Irrigation	1/18/2011
32 92 00	Lawns & Grasses	1/18/2011
32 93 00	Turf Grasses Plants	1/18/2011
33 44 16	Trench Drains	1/18/2011
31 10 00	Site Clearing	1/14/2011
31 10 05	Stormwater Pollution Prevention	1/14/2011
31 20 00	Earthwork – Dry Side	1/14/2011
32 12 16	Hot-Mix Asphalt Paving	1/14/2011
32 92 00	Lawns & Grasses	1/14/2011
00 00 02	Architectural Certification	12/21/2010
00 00 03	Civil Certification	12/21/2010
00 00 04	Structural/Civil Certification	12/21/2010
00 00 05	Mechanical Certification	12/21/2010
00 00 06	Electrical Certification	12/21/2010
00 00 07	Landscape Certification	12/21/2010
00 63 13	Request for Intepretaion Form	12/21/2010
00 63 25	Substitution Request (After award of the Contract)	12/21/2010
01 11 00	Summary of Work	12/21/2010
01 26 00	Contract Modification Procedures	12/21/2010
01 26 13	Contractors Request for Information/Interpretation	12/21/2010
01 31 10	Project Management and Coordination	12/21/2010
01 32 33	Photographis Documentation	12/21/2010
01 32 50	Electronic Media Release	12/21/2010
01 33 00	Sumbmittal Procedures	12/21/2010
01 42 00	References	12/21/2010
01 45 00	Quality Control	12/21/2010
01 50 00	Construction Facilities and Temporary Controls	12/21/2010
01 60 00	Product Requirements	12/21/2010
01 73 00	Execution Requirements	12/21/2010
01 73 29	Cutting and Patching	12/21/2010
01 77 00	Contract Closeout	12/21/2010
03 05 05	Fly Ash	12/21/2010
03 10 00	Concrete Formwork	12/21/2010
03 20 00	Concrete Reinforcement	12/21/2010
03 30 00	Cast-In-Place Concrete	12/21/2010
03 38 00	Post Tensioned Concrete	12/21/2010
03 49 00	Glass-Fiber Reinforced Concrete (GFRC)	12/21/2010

46 of 54

EXHIBIT “E”

04 01 20.52	Unit Masonry Cleaning	12/21/2010
04 05 15	Mortar and Masonry Grout	12/21/2010
04 05 26	CMU Integral Water Repellent	12/21/2010
04 22 00	Concrete Masonry Units	12/21/2010
05 10 00	Structural Steel Framing	12/21/2010
05 21 19	Open-Web Steel Joists	12/21/2010
05 31 00	Steel Deck	12/21/2010
05 36 00	Steel Composite Deck	12/21/2010
05 41 00	Structural Metal Stud Framing	12/21/2010
05 50 00	Metal Fabrications	12/21/2010
05 51 00	Metal Stairs	12/21/2010
05 52 00	Metal Railings	12/21/2010
05 70 00	Decorative Metal	12/21/2010
05 73 00	Decorative Railings	12/21/2010
06 10 53	Miscellaneous Carpentry	12/21/2010
06 20 00	Finish Carpentry	12/21/2010
06 40 00	Architectural Woodwork	12/21/2010
06 61 16	Solid Surfacing Fabrications	12/21/2010
06 64 13	Polymer Resin Decorative Panels	12/21/2010
06 82 00	Glass-Fiber Reinforced Plastic Fabrications	12/21/2010
07 14 13	Hot Fluid Applied Rubberized Asphalt Waterproofing	12/21/2010
07 18 00	Traffic Coating	12/21/2010
07 19 00	Water Repellents	12/21/2010
07 21 00	Building Insulation	12/21/2010
07 22 80	Roof and Deck Insulation	12/21/2010
07 24 10	Exterior Insulation and Finish System	12/21/2010
07 54 23	Thermoplastic Roof System	12/21/2010
07 61 00	Sheet Metal Roofing	12/21/2010
07 62 00	Flashing and Sheet Metal	12/21/2010
07 72 00	Roof Accessories	12/21/2010
07 81 00	Spray-Applied Fire Resistive Materials	12/21/2010
07 84 00	Fire Stopping	12/21/2010
07 92 00	Joint Sealers	12/21/2010
07 92 13	Exterior Joint Sealants	12/21/2010
07 92 19	Acoustical Sealants	12/21/2010
07 95 13	Expansion Joint Cover Assemblies	12/21/2010
08 11 13	Steel Doors and Frames	12/21/2010
08 14 00	Wood Dorrs	12/21/2010
08 31 13	Access Doors and Frames	12/21/2010
08 33 00	Coiling Doors and Grilles	12/21/2010
08 42 29.33	Low-Energy Swing Entrance Automatic Door Operators	12/21/2010
08 71 00	Door Hardware	12/21/2010
08 80 00	Exterior Glass and Glazing	12/21/2010
08 80 13	Interior Glazing	12/21/2010
08 83 00	Mirrors	12/21/2010
08 91 00	Louvers	12/21/2010
08 92 00	Louvered Roof Top Equipment Screens	12/21/2010
09 02 00	Portland Cement Plaster	12/21/2010

47 of 54

EXHIBIT “E”

09 21 16.23	Gypsum Board Shaft Wall Assemblies	12/21/2010
09 22 16	Non-Structural Metal Framing	12/21/2010
09 24 00	Portland Cement Plaster	12/21/2010
09 27 13	Glass Fiber Reinforced Gypsum (GFRG)	12/21/2010
09 29 00	Gypsum Board	12/21/2010
09 29 13	Exterior Gypsum Sheathing	12/21/2010
09 30 00	Tile	12/21/2010
09 30 33	Natural Stone Tile	12/21/2010
09 51 00	Acoustical and Specialty Ceilings	12/21/2010
09 56 19	Sprayed Textured Ceiling	12/21/2010
09 61 13	Slip Resistant Floor Treatment	12/21/2010
09 64 31	Wood Flooring	12/21/2010
09 65 19	Resiliant Tile Flooring	12/21/2010
09 67 23	Resinous Flooring	12/21/2010
09 68 00	Carpet	12/21/2010
09 68 13	Carpet Tile	12/21/2010
09 69 00	Access Flooring	12/21/2010
09 72 00	Wall Coverings	12/21/2010
09 75 00	Interior Stone Facings	12/21/2010
09 77 33	FRP Wall Panels	12/21/2010
09 81 00	Acoustical Insulation	12/21/2010
09 91 00	Painting	12/21/2010
09 91 10	Coating for Steel Piles	12/21/2010
10 14 00	Signage	12/21/2010
10 14 53	Traffic Control Signage	12/21/2010
10 21 13	Metal Toilet Compartments	12/21/2010
10 21 14	Plastic Laminate Toilet Compartments	12/21/2010
10 22 26	Operable Partitions	12/21/2010
10 26 00	Wall Protection	12/21/2010
10 28 13	Toilet and Bath Accessories	12/21/2010
10 28 19	Glass Shower Enclosures	12/21/2010
10 44 00	Fire Protection Specialties	12/21/2010
10 51 00	Lockers	12/21/2010
10 73 13	Fabric Awnings	12/21/2010
11 13 00	Loading Dock Equipment	12/21/2010
11 24 23	Window Washing Systems	12/21/2010
12 36 40	Stone Countertops	12/21/2010
12 48 23	Entrance Foot Grids	12/21/2010
13 15 00	Water Feature Construction	12/21/2010
13 34 19	Metal Building Systems	12/21/2010
14 20 00	Vertical Transportation - Elevators	12/21/2010
14 31 00	Escalators	12/21/2010
14 91 33	Linen Chutes	12/21/2010
21 13 13	Wet-Pipe Sprinkler Systems	12/21/2010
21 31 16	Diesel-Drive, Centrifigal Pumps	12/21/2010
21 34 00	Pressure Maintenance Pumps	12/21/2010
22 05 13	Common Motor Requirements for Plumbing Equipment	12/21/2010
22 05 16	Expansion Fittings and Loops for Plumbing Piping	12/21/2010

48 of 54

EXHIBIT “E”

22 05 17	Sleeves and Sleeve Seals for Plumbing Piping	12/21/2010
22 05 18	Excutcheons for Plumbing Piping	12/21/2010
22 05 19	Meters and Gages for Plumbing Piping	12/21/2010
22 05 23	General-Duty Valves for Plumbing piping	12/21/2010
22 05 29	Hangers and Supports for Plumbing Piping and Equipment	12/21/2010
22 05 33	Heat Tracing for Plumbing Piping	12/21/2010
22 05 53	Identification for Plumbing Piping and Equipment	12/21/2010
22 07 16	Plumbing Equipment Insulation	12/21/2010
22 07 19	Plumbing Piping Insulation	12/21/2010
22 11 16	Domestic Water Piping	12/21/2010
22 11 19	Domestic Water Piping Specialties	12/21/2010
22 11 23	Domestic Water Pumps	12/21/2010
22 11 23.13	Domestic-Water Packaged Booster Pumps	12/21/2010
22 12 23	Facility Indoor Potable Water Storage Tanks	12/21/2010
22 13 16	Sanitary Waste and vent Piping	12/21/2010
22 13 19	Sanitary Waste Piping Specialties	12/21/2010
22 13 23	Sanitary Waste Interceptors	12/21/2010
22 13 29	Sanitay Sewage Pumps	12/21/2010
22 13 53	Facility Septic Tanks	12/21/2010
22 14 13	Facility Storm Drainage Piping	12/21/2010
22 14 23	Storm Drainage Piping Specialties	12/21/2010
22 14 29	Sump Pumps	12/21/2010
22 31 00	Domestic Water Softeners	12/21/2010
22 35 00	Domestic-Water Heat Exchangers	12/21/2010
22 40 00	Plumbing Fixtures	12/21/2010
23 05 13	Common Motor Requirements For HVAC Equipment	12/21/2010
23 05 16	Expansion Fittings and Loops for HVAC Piping	12/21/2010
23 05 19	Meters and Gages for HVAC Piping	12/21/2010
23 05 23	General-Duty Valves for HVAC Piping	12/21/2010
23 05 29	Hangers and Supports for HVAC Piping and Equipment	12/21/2010
23 05 53	Identification for HVAC Piping and Equipment	12/21/2010
23 05 93	Testing, Adjusting, and Balancing for HVAC	12/21/2010
23 07 13	Duct Insulation	12/21/2010
23 07 16	HVAC Equipment Insulation	12/21/2010
23 07 19	HVAC Piping Insulation	12/21/2010
23 09 00	Instrumentation and Control for HVAC	12/21/2010
23 09 93	Sequence of Operations for HVAC Controls	12/21/2010
23 11 23	Facility Natural-Gas Piping	12/21/2010
23 21 13	Hydronic Piping	12/21/2010
23 21 13.13	Underground Hydronic Piping	12/21/2010
23 21 23	Hydronic Pumps	12/21/2010
23 23 00	Refrigerant Piping	12/21/2010
23 25 00	HVAC Water Treatment	12/21/2010
23 31 13	Metal Ducts	12/21/2010
23 33 00	Air Duct Accessories	12/21/2010
23 34 23	HVAC Power Ventilators	12/21/2010
23 36 00	Air Terminal Units	12/21/2010
23 37 13	Diffusers, Registers, and Grilles	12/21/2010

49 of 54

EXHIBIT “E”

23 41 00	Particulate Air Filtration	12/21/2010
23 52 33	Water-Tube Boilers	12/21/2010
23 64 16	Centrifugal Water Chillers	12/21/2010
23 65 00	Cooling Towers	12/21/2010
23 72 00	Air-To-Air Energy Recovery Equipment	12/21/2010
23 73 13	Modular Indoor Central-Station Air Handling Units	12/21/2010
23 74 13	Custom Air Handling Units	12/21/2010
23 81 23	Computer-Room Air-Conditioners	12/21/2010
23 81 26	Split-System Air-Conditioners	12/21/2010
23 82 19	Fan Coil Units	12/21/2010
23 82 39	Unit Heaters	12/21/2010
26 05 00	Common Work Results for Electrical	12/21/2010
26 05 19	Low-Voltage Electrical Power Conductors and Cables	12/21/2010
26 05 26	Grounding and Bonding for Electrical Systems	12/21/2010
26 05 29	Hangers and Supports for Electrical Systems	12/21/2010
26 05 33	Raceway and Boxes for Electrical Systems	12/21/2010
26 05 36	Cable Trays for Electrical Systems	12/21/2010
26 05 39	Under Floor Raceways for Electrical Systems	12/21/2010
26 05 43	Underground Ducts and Raceways for Electrical Systems	12/21/2010
26 05 53	Identification for Electrical Systems	12/21/2010
26 05 73	Overcurrent Protective Device Coordination Study	12/21/2010
26 09 23	Lighting Control Devices	12/21/2010
26 09 33	Central Dimming Controls	12/21/2010
26 09 43	Network Lighting Controls	12/21/2010
26 22 00	Low-Voltage Transformers	12/21/2010
26 24 13	Switchboards	12/21/2010
26 24 16	Panelboards	12/21/2010
26 27 26	Wiring Devices	12/21/2010
26 28 13	Fuses	12/21/2010
26 28 16	Enclosed Switches and Circuit Breakers	12/21/2010
26 29 13	Enclosed Controllers	12/21/2010
26 29 23	Variable-Frequency Motor Controllers	12/21/2010
26 32 13	Engine Generators	12/21/2010
26 33 53	Static Uninterruptible Power Supply	12/21/2010
26 36 00	Transfer Switches	12/21/2010
26 41 13	Lightning Protection for Structures	12/21/2010
26 43 13	Transient-Voltage Suppression for Low-Voltage Electrical Power Circuits	12/21/2010
26 51 00	Interior Lighting	12/21/2010
26 56 00	Exterior Lighting	12/21/2010
27 05 28	Pathways for Communication Systems	12/21/2010
27 05 36	Cable Trays for Communication Systems	12/21/2010
27 05 44	Sleeves and Sleeve Seals for Communication Pathways and Cabling	12/21/2010
27 11 00	Communications Equipment Room Fittings	12/21/2010
27 13 00	Communications Backbone Cabling	12/21/2010
27 15 00	Communications Horizontal Cabling	12/21/2010
27 41 00	Audio Video Systems	12/21/2010
27 41 33	Master Antenna Television System – Hotel	12/21/2010
28 05 13	Conductors and Cables for Electronic Safety and Security	12/21/2010

50 of 54

EXHIBIT “E”

28 05 28	Pathways for Electronic Safety and Security	12/21/2010
28 05 44	Sleeve and Sleeve Seals for Electronic Safety and Security Pathways and Ca	12/21/2010
28 13 00	Access Control	12/21/2010
28 16 00	Intrusion Detection	12/21/2010
28 23 00	Video Surveillance	12/21/2010
31 10 00	Site Clearing	12/21/2010
31 10 05	Storm Water Pollution Prevention	12/21/2010
31 20 01	Earthwork – Dry Side	12/21/2010
31 31 00	Soil Treatment	12/21/2010
31 37 00	Stone Rip-Rap	12/21/2010
31 62 23-13	Concrete Filled Steel Pipe Piles	12/21/2010
31 63 16	Augered Cast-In-Place Piles	12/21/2010
32 12 16	Hot-Mix Asphalt Paving	12/21/2010
32 13 13	Cement Concrete Pavement	12/21/2010
32 16 00	Concrete Curbs, Gutters, Sidewalks and Driveways	12/21/2010
32 17 13	Parking Bumpers	12/21/2010
32 17 23	Pavement markings	12/21/2010
32 84 00	Planting Irrigation	12/21/2010
32 92 00	Lawns and Grasses	12/21/2010
32 93 00	Turf Grasses Plants	12/21/2010
33 11 16	Water Distribution	12/21/2010
33 31 00	Sanitary Utility Sewerage Piping	12/21/2010
33 41 00	Storm Drainage Piping Specialties	12/21/2010
33 44 16	Trench Drains	12/21/2010
04 01 20.52	Unit Masonry Cleaning	11/12/2010
04 05 26	CMU Integral Water Repellent	11/12/2010
05 51 00	Metal Stairs	11/12/2010
05 52 00	Metal Railings	11/12/2010
06 10 53	Miscellaneous Carpentry	11/12/2010
07 19 00	Water Repellents	11/12/2010
07 21 00	Building Insulation	11/12/2010
07 72 00	Roof Accessories	11/12/2010
07 81 00	Spray-Applied Fire Resistive Materials	11/12/2010
07 84 00	Fire Stopping	11/12/2010
07 92 00	Joint Sealers	11/12/2010
07 92 19	Acoustical Sealants	11/12/2010
08 11 13	Steel Doors & Frames	11/12/2010
08 31 13	Access Doors & Frames	11/12/2010
08 33 00	Coiling Doors & Grilles	11/12/2010
08 83 00	Mirrors	11/12/2010
08 91 00	Louvers	11/12/2010
09 21 16.23	Gypsum Board Shaft Wall Assemblies	11/12/2010
09 22 16	Non-Structural Metal Framing	11/12/2010
09 29 00	Gypsum Board	11/12/2010
09 29 13	Exterior Gypsum Sheathing	11/12/2010
09 30 00	Tile	11/12/2010
09 30 33	Natural Stone Tile	11/12/2010
09 61 13	Slip Resistant Floor Treatment	11/12/2010

51 of 54

EXHIBIT “E”

09 65 19	Resilient Tile Flooring	11/12/2010
09 67 23	Resinous Flooring	11/12/2010
09 68 00	Carpet	11/12/2010
09 68 13	Carpet Tile	11/12/2010
09 69 00	Access Flooring	11/12/2010
09 72 00	Wall Coverings	11/12/2010
09 77 33	FRP Wall Panels	11/12/2010
09 91 00	Painting	11/12/2010
22 05 13	Common Motor Requirements for Plumbing Equipment	11/12/2010
22 05 16	Expansion Fittings & Loops for Plumbing Piping	11/12/2010
22 05 17	Sleeves & Sleeve Seals for Plumbing Piping	11/12/2010
22 05 18	Escutcheons for Plumbing Piping	11/12/2010
22 05 19	Meters & Gages for Plumbing Piping	11/12/2010
22 05 23	General-Duty Valves for Plumbing Piping	11/12/2010
22 05 29	Hangers & Supports for Plumbing Piping & Equipment	11/12/2010
22 05 33	Heat Tracing for Plumbing Piping	11/12/2010
22 05 48	Vibration & Seismic Controls	11/12/2010
22 05 53	Identification for Plumbing Piping & Equipment	11/12/2010
22 07 16	Plumbing Equipment Insulation	11/12/2010
22 07 19	Plumbing Piping Insulation	11/12/2010
22 11 16	Domestic Water Piping	11/12/2010
22 11 19	Domestic Water Piping Specialties	11/12/2010
22 11 23	Domestic Water Pumps	11/12/2010
22 11 23.13	Domestic-Water Packaged Booster Pumps	11/12/2010
22 13 16	Sanitary Waste & Vent Piping	11/12/2010
22 13 19	Sanitary Waste Piping Specialties	11/12/2010
22 13 23	Sanitary Waste Interceptors	11/12/2010
22 13 29	Sump Pumps	11/12/2010
22 31 00	Domestic Water Softeners	11/12/2010
22 35 00	Domestic-Water Heat Exchangers	11/12/2010
22 40 00	Plumbing Fixtures	11/12/2010
23 05 13	Common Motor Requirements for HVAC Equipment	11/12/2010
23 05 16	Expansion Fittings & Loops for HVAC Piping	11/12/2010
23 05 23	General-Duty Valves for HVAC Piping	11/12/2010
23 05 29	Hangers & Supports for HVAC Piping & Equipment	11/12/2010
23 05 48	Vibration & Seismic Controls	11/12/2010
23 05 53	Identification for HVAC Piping & Equipment	11/12/2010
23 05 93	Testing, Adjusting & Balancing for HVAC	11/12/2010
23 07 13	Duct Insulation	11/12/2010
23 07 16	HVAC Equipment Insulation	11/12/2010
23 07 19	HVAC Piping Insulation	11/12/2010
23 09 00	Instrumentation & Control for HVAC	11/12/2010
23 09 93	Sequence of Operations for HVAC Controls	11/12/2010
23 11 23	Facility Natural-Gas Piping	11/12/2010
23 21 13	Hydronic Piping	11/12/2010
23 21 13.13	Underground Hydronic Piping	11/12/2010
23 21 23	Hydronic Pumps	11/12/2010
23 23 00	Refrigerant Piping	11/12/2010

52 of 54

EXHIBIT “E”

23 25 00	HVAC Water Treatment	11/12/2010
23 31 13	Metal Ducts	11/12/2010
23 33 00	Air Duct Accessories	11/12/2010
23 34 23	HVAC Power Ventilators	11/12/2010
23 36 00	Air Treatment Units	11/12/2010
23 37 13	Diffusers, Registers & Grilles	11/12/2010
23 41 00	Particulate Air Filtration	11/12/2010
23 51 00	Breechings, Chimneys & Stacks	11/12/2010
23 52 33	Water-Tube Boilers	11/12/2010
23 64 16	Centrifugal Water Chillers	11/12/2010
23 65 00	Cooling Towers	11/12/2010
23 73 13	Modular Indoor Central-Station Air Handling Units	11/12/2010
23 74 13	Packaged, Outdoor, Central-Station Air-Handling Units	11/12/2010
23 74 33	Packaged, Outdoor, Heating & Cooling	11/12/2010
23 81 23	Computer-Room Air-Conditioners	11/12/2010
23 81 26	Split-System Air-Conditioners	11/12/2010
23 82 39	Unit Heaters	11/12/2010
26 05 00	Common Work Results for Electrical	11/12/2010
26 05 19	Low-Voltage Electrical Power Conductors & Cables	11/12/2010
26 05 26	Grounding & Bonding for Electrical Systems	11/12/2010
26 05 29	Hangers & Supports for Electrical Systems	11/12/2010
26 05 33	Raceway & Boxes for Electrical Systems	11/12/2010
26 05 36	Cable Trays for Electrical Systems	11/12/2010
26 05 39	Under Floor Raceways for Electrical Systems	11/12/2010
26 05 43	Underground Ducts & Raceways for Electrical Systems	11/12/2010
26 05 53	Identification for Electrical Systems	11/12/2010
26 05 73	Overcurrent Protective Device Coordination Study	11/12/2010
26 09 23	Lighting Control Devices	11/12/2010
26 09 33	Central Dimming Controls	11/12/2010
26 09 43	Network Lighting Controls	11/12/2010
26 22 00	Low-Voltage Transformer	11/12/2010
26 24 13	Switchboards	11/12/2010
26 24 16	Panelboards	11/12/2010
26 27 26	Wiring Devices	11/12/2010
26 28 13	Fuses	11/12/2010
26 28 16	Enclosed Switches & Circuit Breakers	11/12/2010
26 29 13	Enclosed Controllers	11/12/2010
26 29 23	Variable-Frequency Motor Controllers	11/12/2010
26 32 13	Engine Generators	11/12/2010
26 33 53	Static Uninterruptable Power Supply	11/12/2010
26 36 00	Transfer Switches	11/12/2010
26 41 13	Lightning Protection for Structures	11/12/2010
26 43 13	Transient-Voltage Suppression for Low-Voltage	11/12/2010
26 51 00	Interior Lighting	11/12/2010
26 56 00	Exterior Lighting	11/12/2010
33 44 16	Trench Drains	11/12/2010

53 of 54

EXHIBIT “E”

100% DD Design Deliverable Outstanding Items Required for GMP (updated 02/24//11)
Design Item #1	Site Utilitiy Additional Information	2/24/2011
Design Item #3	Fireproofing locations and material types	2/22/2011
Design Item #4	Expansion Joint Plans	2/21/2011
Design Item #7	Interior Glazing Schedule	2/25/2011
Design Item #8	Partition Type Schedule	2/25/2011
Design Item #9	Low Rise Exterior RFP Package	2/21/2011
Design Item #10	Porte Cochere Finishes	2/24/2011
Design Item #14	Window Washing Equipment	2/25/2011
Design Item #15	Wayfinding Signage	2/25/2011
Design Item #17	Food Service	2/22/2011
Design Item #18	Area Tabulation	2/24/2011
Design Item #20	Low and Mid Level Lighting and Dimming Systems	2/26/2011

Technical Studies and Reports
USACE Geotechnical Report by Louis Cappazolli & Associates / GeoEngineers		October 15, 2009
USACE Geotechnical Update Report (Rev 3) by Geo Engineers		April 28, 2011

54 of 54

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “F”
The Work
This Work shall consist of a new hotel and casino with the following components:
206 Room Hotel
3-Level Precast Parking Garage
2-Level Casino Barge
Casino Barge Basin including mooring piles
Relocation of River Road
Elevated roadway to entrance to the Casino
Pedestrian bridge from Hotel to level 2 of the Casino
Hotel rooftop swimming pool
Remote central plant and support facility
Surface parking and roadways
The work described above is consistent with the Project Design Development Documents, Plans and Specifications as prepared by Manning Architects Design Development Issue through ASI#23. (See Exhibit “E” Drawings for dates.)

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “G”
PREMISES AND ASSUMPTIONS (Revised)
General:
1.
The Manhattan General Conditions have been included through the end of May 2012. If the river level does not allow certain elements of the project to be completed by the end of May 2012 then the general conditions would have to be extended due to the increased duration.

2.
The Manhattan project Target schedule with a data date of 04/20/2011 and a run date of 05/02/2011 is based on the water level at the basin being below elevation +11.00 at the Carrolton Gauge no later than 06/14/2011.

3.
The Manhattan project Target schedule with a data date of 04/20/2011 and run date of 05/02/2011 is based on the Army Corp of Engineers (ACOE) final release and permit modification being received no later than 05/06/2011.

4.
The Manhattan GMP has included an estimated amount for the delay due to the ACOE and the Pontchartrain Levee District (PLD) revised programming approval and these estimated amounts will be reconciled once the full impact of the delay is known.

5.	The Manhattan GMP is based on documents issued through ASI #23 dated 2/15/2011.

6.	Manhattan has not included provisions for OCIP or CCIP insurance program.

7.	The costs for all electrical consumption charges have not been included.

8.	The costs for all natural gas consumption charges have not been included.

9.	The costs for all water / sewer consumption charges have not been included.

10.	The cost for all Builders Risk Insurance and deductibles if so required are by Pinnacle Entertainment.

11.	Manhattan has not included the costs for a Payment and Performance Bond.

12.	Indemnification and additional insured requirements for subcontractors must comply with new Louisiana laws that went into effect January 1, 2011.

13.	Manhattan has not included the costs for the off loading, setting or certification of the Casino gaming equipment / tables, slot bases or slot chairs.
Division 03 — Concrete:
1.	Manhattan has not included the cost for any special concrete admixtures for moisture control.
Division 04 — Masonry:
1.	Manhattan has included a CMU wall with elastomeric coating at grid line T4 below Elevation +53.
Division 05 — Metals:
1.
Manhattan has included the costs for the roof top mounted air handling unit screen wall structural steel support framing and metal screen wall panel above the 2 Meal Restaurant only. All other Casino and Podium roof top equipment screen walls have been deleted per VE Item #12 & #13.

2.
Manhattan has included the costs for a 42″ tall guard rail around the vessel perimeter. The guardrail in front of the Steakhouse and the Feature Bar is assumed to have a drink rail incorporated into the design.

3.	Manhattan has included 10# / SF for the structural steel framing for the Hotel Level 12 roof top mounted pool screen wall.

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “G”
PREMISES AND ASSUMPTIONS (Revised)
Division 06 — Wood
1.
Manhattan has included wood base, chair rail and crown molding in the Casino Green Rooms, Conference Rooms #2182 & #2197, Assistant General Manager’s office, General Manager’s office and Special Events Coordinator office.

2.	Manhattan has included wood base, chair rail and crown molding in the Hotel Director of Finance office.

3.	Manhattan has included a buffet style cabinet with a stone top at the Hotel fitness center.
Division 07 — Thermal and Moisture Protection:
1.	Manhattan has included the costs for TPO membrane roofing per Specification Section 07 54 23. The cost for a Modified Bitumen Roof System has not been included.

2.	Manhattan has included the costs for a roof paver pedestal system at the Casino VIP Terrace.

3.	Manhattan has included the costs for spray on thermal insulation below the Podium walk-in cooler areas only.

4.	Manhattan has not included the cost for a sprayed on thermal insulation under the Hotel Level 1 structural slab, Podium Level 53 slab-on-metal deck or the Casino Level 53 slab-on-metal deck.

5.	Manhattan has included the costs for a paver pedestal system with hot fluid applied waterproofing and drainage board at Hotel Level 12 pool deck area.

6.	Manhattan has included the costs for a urethane traffic coating at the Hotel Level 1.5 Mechanical Rooms, Penthouse Mechanical Rooms and the Pool Inter-stitual Level 11.5 floor slab.

7.
The Central Plant exterior wall is based upon utilizing a pre-manufactured metal building manufacturer pre-finished exterior metal wall panel and interior liner panel with a galvalume metal roof panel.

Division 08 — Openings:
1.	Manhattan has not included the cost for a fire rated curtainwall system at the east end of the Promenade.

2.	Manhattan has included the costs for operable balcony doors at the Hotel Level 12 Suites only. All other balcony doors are not operable.

3.	Manhattan has included the costs for a full wall mirror at the Hotel fitness center.
Division 09 — Finishes:
1.
The public area budget is based upon the Interior Design meeting that was held with Marnell and Cagley Tanner on 02/09/2011. The meeting(s) were based on the 02/02/2011 interior finish presentation to Pinnacle Entertainment by the Marnell and Cagley Tanner.

2.	Manhattan has included the costs for glass tile at the back wall of the bar units in the Suite from top of backsplash to the ceiling.

3.	Manhattan has included the back of house finishes per Exhibit S dated 5/11/2011.

4.	MCC has included the cost for carpet pad at the public areas. All back-of-house carpet is based upon direct glue down carpet.

5.	Manhattan has assumed all Owner Furnished Contractor Installed (OFCI) carpet base will be purchased with binding.

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “G”
PREMISES AND ASSUMPTIONS (Revised)
Division 10 — Specialties:
1.	Manhattan has included toilet accessories comparable to the Lauberge du Lac facility for the public areas and back of house areas.

2.	Manhattan has included hardware comparable to the Lauberge du Lac for the public areas and back of house areas.

3.	Manhattan has not included any costs for way finding graphics and site building signage.
Division 11 — Equipment:
1.	MCC has included an allowance for kitchen equipment based upon Maddock’s estimate.

2.	MCC has included an allowance for the beverage conduit.

3.	All kitchen equipment small wares, pots, pans, and linens are OFOI FF&E.
Division 12 — Furnishings:
1.	Manhattan has not included the cost for the off loading, storage, handling and installation of the FFE items except for the decorative light fixtures. (See FFE Exhibit T dated 05/11/2011)
Division 13 — Special Construction:
1.
Manhattan has included the costs for the stainless steel pool per the documents titles “PNK (Baton Rouge) Partnership MCC GMP Item 17 Food Service Manning Architects N10.023.00 2/22/11 (14 pages)” issued on February 22, 2011.

2.	Manhattan has not included the costs for the surface parking lot public covered walkway.
Division 14 — Conveying Equipment:
3.
Manhattan has included the specified GEN2 gearless traction hydraulic elevators and hydraulic elevators as indicated in the revised Specification Section 14 20 00 and 14 31 00 along with Appendix No. 3 dated 02/03/2011 issued with ASI-021. All equipment has been verified to be in compliance with the shaft and hoist way sizes indicated within these documents.

4.
Manhattan has assumed within this GMP proposal that appropriately sized elevator machine rooms will be included in future drawing packages located within 50’ of the hoistways on the Low Rise and Casino Vessel as discussed with the design team during the bidding process to house the elevator machine controllers. The current DD package drawings do not indicate any of these control rooms.

5.
Manhattan has assumed within this GMP proposal that appropriately sized elevator machine rooms will be included in future drawings packages for the two hydraulic elevators as discussed with the design team during the bidding process to house the elevator hydraulic units and controllers. The current DD package drawings do not indicate any of these elevator machine rooms.

Division 21 — Fire Suppression:
1.	Manhattan has included the costs for fire suppression standpipes only at the parking garage.

2.	Manhattan has included the costs for a diesel fire pump to be located in the central plant facility.

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “G”
PREMISES AND ASSUMPTIONS (Revised)
Division 22 — Plumbing:
1.
Manhattan has included several value engineering options that have been selected by the owner and design team during several coordination meetings. The following value engineering options have been included in the GMP:

a.
The heating hot water scheme will be revised to remove all boilers and equipment at the central plant and the exterior site work hot water piping to the hotel, garage and low rise/casino buildings. Local domestic hot water equipment shall be added at the hotel, low rise/casino buildings and support facility.

b.	All storm drainage in the parking garage and all horizontal storm drainage in the hotel will be changed to PVC, rather than cast iron as shown in the contract documents.

c.	The Hotel bathroom plumbing system includes the use of PEX systems, manifolds and shut-off valves and Pro-Press pipe and fittings.
2.
Manhattan has assumed in this GMP proposal that battery venting can be utilized for all floor drain waste piping and grease waste piping below the lowest floor of the Hotel, Central Plant, Support Facility, Low Rise and Casino.

Division 23 — Mechanical:
1.
Manhattan has included several value engineering options that have been selected by the owner and design team during several coordination meetings. The following value engineering options have been included:

a.
The heating hot water scheme will be revised to remove all boilers and equipment at the central plant and the exterior site work hot water piping to the hotel, garage and low rise/casino buildings. All fan coil and VAV units are to be supplied with electric heating coils. All AHU’s and ERU’s are to be changed to gas heating systems. Local domestic heating hot water equipment shall be added at the hotel and low rise/casino buildings.

b.
The chilled water system will be revised to include three (3 EA) 800 ton chillers. All piping systems shall be design to accommodate 3,200 tons of total cooling capacity. The primary chilled water pumps shall be reduced to 100 HP, rather than the sizes shown on the current drawings.

c.
The exterior site work chilled water pipes will be installed using HDPE with fused joints for all underground applications. All above ground applications across the levee will be steel piping with PVC jacketed insulation.

d.	The water softener system will be eliminated.

e.	The cooling towers will be provided as galvanized steel with stainless steel sumps, rather than all stainless steel as previously indicated.

f.
The outside air exhaust scheme for the hotel tower will be changed to eliminate the multiple exhaust fans on level 11.5 and a single outside air unit with an enthalpy wheel will be installed on the Hotel roof above the mechanical penthouse. The outside air duct risers in the hotel shall be changed to include a single riser with front to back connections.

g.
The kitchen exhaust system will be changed to route all exhaust ductwork in the ceiling and exit the building on level 1.5. This will require water wash hoods for the kitchen equipment and 15 feet of stainless steel ductwork from the hoods. Manhattan has included the costs to install fire rated insulation on the kitchen exhaust ductwork as required by code.

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “G”
PREMISES AND ASSUMPTIONS (Revised)
Division 23 — Mechanical: Continued
2.	Manhattan has additional future value engineering options that have been identified as cost saving measures that will be investigated by the team:
a.	The Casino Vessel HVAC exhaust/supply requirements for the vessel support and generators on level 77 of the vessel are estimated to be possibly reduced by $50,000. (VE Item #130 approved 3/31/11.)
Division 26 — Electrical:
1.
Manhattan has included the two generators, one emergency generator and the marine switchboard shown in the vessel support area of the Casino. The switchboards and generators are not required to be constructed to ABS certification standards based on conversations with Lay Pitman and Associates and MSA Engineering.

2.
Manhattan has assumed that all trench excavation spoils removed for electrical underground duct banks can be re-used as back-fill for the duct bank trenches. Manhattan has not included the costs to import fill for the electrical underground duct bank installation.

3.
Manhattan has included several value engineering options that have been selected by the owner and design team during several coordination meetings. The following value engineering options have been included in the GMP:

a.
The mechanical heating hot water scheme will be revised to remove all boilers and equipment at the central plant and the exterior site work hot water piping to the hotel, garage and low rise/casino buildings. All fan coil and VAV units are to be supplied with electric heating coils. All AHU’s and ERU’s are to be changed to gas heating systems. Local domestic heating hot water equipment shall be added at the hotel and low rise/casino buildings. This GMP proposal has included costs to supply power to all of these pieces of equipment as coordinated with MSA Engineering and Manhattan.

b.
The mechanical chilled water system will be revised to include three (3 EA) 800 ton chillers. All piping systems shall be design to accommodate 3,200 tons of total cooling capacity. The primary chilled water pumps shall be reduced to 100 HP, rather than the sizes shown on the current drawings. This GMP proposal has included costs based on the power requirements of this equipment as coordinated with MSA Engineering and Manhattan.

c.
The automatic transfer switches will be relocated from the hotel and low rise to the support facility. The emergency power feeders shown in the drawings will now be utilized to provide the additional power loads required by the Mechanical Value Engineering Item #1 and Item #2.

d.
Modifications to the switchboard, panel board and transformer equipment presented by Wilhite Electric during the January 21, 2011 value engineering meeting including the removal of the barriers between the sections and taped bus, removal of the ground fault circuit trip function from the secondary branch breakers, changing all bussing in panel boards and switchboards to aluminum where possible, changing the temperature rise for the dry type transformers from 155 °C to 150 °C and deleting the requirement for a factory start-up on switchboards.

e.	The lightning protection system will be changed to an interceptor system as reviewed during the January 21, 2011 value engineering meeting.

f.	The requirement for a factory witness test of the generators will be eliminated.

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “G”
PREMISES AND ASSUMPTIONS (Revised)
Division 26 — Electrical: Continued
4.	Manhattan has included several future value engineering options that have been identified as cost saving measures that will be investigated by the team:
a.
The light fixture package for the Casino Vessel is estimated to be possibly reduced by $650,000 by allowing alternate fixture manufacturers and possible quantity reductions. (VE Item #132 approved 3/31/2011)

b.	The light fixture package for the Hotel is estimated to be possibly reduced by $200,000 by allowing alternate fixture manufacturers and possible quantity reductions. (VE Item #133 approved 3/31/2011)

c.
The light fixture package for the Low Rise Podium is estimated to be possibly reduced by $350,000 by allowing alternate fixture manufacturers and possible quantity reductions. (VE Item #131 approved 3/31/2011)

d.	The specialty lighting for the Casino Vessel is estimated to be reduced by $497,105. (VE Item #136 approved 3/31/2011)

e.	The specialty lighting for the Low Rise Podium is estimated to be reduced by $132,315. (VE Item #137 approved 3/31/2011)
5.	The decorative light poles for the elevated roadway are estimated to be reduced by $195,000. (VE Item #003 approved 3/31/2011)
Division 27 — Communications:
1.
Manhattan has included 48 strand fiber runs between the support facility, hotel, garage, casino low rise and casino vessel drawings per the revised site communications plan sheet E3.00 issued by Shane Savoy of MSA Engineering on March 1, 2011.

2.
Manhattan has included cable tray for low-voltage communications wiring in the MDF/IDF rooms only. No communal cable tray system in the ceilings of the Hotel, Podium and Casino has been included. Manhattan has assumed that all smoke / fire rated cabling in these areas will be secured using j-hooks or suspended from the structure above.

3.	Manhattan has not included the costs for the distributed CCTV equipment, hospitality TV provider equipment or satellite dish.
4.	Manhattan has not included the costs for local 2-way radio communication wiring or antenna system.
Division 28 — Electronic Safety and Security:
1.
Manhattan has not included furnishing any security / surveillance equipment including cameras, security access hardware or software, surveillance system hardware or software. Manhattan has included the installation of cameras provided by Pinnacle as well as terminating and coiling all cabling within the specified IDF/MDF security closets for connection to the security hardware provided by Pinnacle.

Pinnacle — Baton Rouge Hotel & Casino Project # 3278 05-11-2011
EXHIBIT “G”
PREMISES AND ASSUMPTIONS (Revised)
Division 31 — Earthwork:
1.	Manhattan has not included the cost for landscaping and/or irrigation.

2.	Manhattan has included the cost for the delays in the auger cast foundation operations thru June 15, 2011.
Division 32 — Exterior Improvements:
1.	Manhattan has not included the costs for the off-site roadwork at Nicholson Drive.
Division 33 — Utilities:
1.	Manhattan has not included the cost for offsite utilities (water, gas, sewer, electrical, data).

2.	Manhattan has not included the cost for combination domestic / fire water meter, vault or back-flow preventers.

3.	Manhattan has not included the cost for the site irrigation water meter and vault.

4.	Manhattan has not included the cost for the site sanitary sewer lift station and force main.

5.	Manhattan has not included the cost for fixture impact fees or tap fees.

6.	Manhattan has not included the costs for the relocation of the existing overhead power / phone lines and poles.

7.	Manhattan has not included the costs for the utility company on-site primary electrical wiring or transformers.

8.	Manhattan has not included the costs for the permanent phone company or cable company on-site wiring or equipment.

EXHIBIT H
Conditional Waiver and Release Upon Progress
Payment
SEE AGREEMENT FOR “EXHIBIT H”

EXHIBIT I
Unconditional Waiver and Release Upon Progress
Payment
SEE AGREEMENT FOR “EXHIBIT I”

EXHIBIT J
Contractors Certificate
SEE AGREEMENT FOR “EXHIBIT J”

EXHIBIT K
Technical Studies and Reports
SEE AGREEMENT FOR “EXHIBIT K”

EXHIBIT L
Permits, Approvals and Entitlements
SEE AGREEMENT FOR “EXHIBIT L”

EXHIBIT M
Unconditional Final Waiver and Release

SEE AGREEMENT FOR “EXHIBIT M”

EXHIBIT N
Contractor’s Project Safety
and Health Guidelines

MANHATTAN CONSTRUCTION COMPANY
5/11/11
PROJECT SAFETY and HEALTH GUIDELINES
TABLE OF CONTENTS

II Project Safety Plan	3
A. Purpose	3
B. Basic Principles	3
C. Responsibility	4
D. Safety Meetings	6
E. Accident Reporting Requirements	7
F. Subcontractor Safety Enforcement Policy	7
G. Visitors	8
H. Conclusion	8

II Accident Prevention Plan	8
A. Applicable Safety Standards	8
B. Scope of Coverage	8
C. Employee Orientation	9
D. Hazard Communication Program	9
F. Sub-contractor safety plan	10
G. Job hazard analysis	10
H. Temporary Power	10
I. Fall Protection	11
J. Excavations	11
K. Fire Protection	11
L. Flammable/Combustible Liquids	12
M. First Aid	12
N. Medical Emergency	12
O. Hand and Power Tools	12
P. Scaffolds	13
Q. Ladders	13
R. Lockout/Tagout	14
S. Accident Reporting	14
T. Respirator Program	14
U. Sanitation	15
V. Cranes/Rigging	15
W. Floor and Wall Openings	15
X. Masonry Walls	16
Y. Housekeeping	16
Z. Working on the wet-side of levee	16
ZZ. Manhattan Construction Company Pandemic Preparation Safety Plan	19
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1.	Project Safety Plan
A.	Purpose
1. Prevention of accidental injury, occupational illness and property damage and to establish methods whereby all Project employees will be actively involved in the safe construction of the Project.
2. Outline the safety duties and responsibilities of all parties on this Project.
3. Establish and implement a plan for safety education, training and monitoring to promote identification and elimination of hazards and unsafe acts.
4. This safety plan is an ongoing process and may be updated through-out the project as problems or conditions warrant.
B.	Basic Principles of the Project Safety Plan
1. All Subcontractors shall ensure that their employees, subcontractors and suppliers, regardless of tier, understand and agree to comply with their Company Safety Program, the Project Safety Plan, the Project Documents, OSHA Standards and all other federal, state and local codes and regulations.
2. Prior to beginning work, each Subcontractor shall prepare a Hazard Analysis that defines the activity to be performed and identify the sequence of work, the specific hazards, and methods to be used to eliminate or minimize each hazard. The Hazard Analysis shall be reviewed, during the Pre-Activity meeting, by the Quality Control Manager and the Project Superintendent or their designated representatives.
3. All major subcontractors, such as Excavating, Pier Drilling, Structural Steel, Form Work, Mechanical, Electrical, Elevator, Plasterer/Drywall, Painting, Glazing, Roofing, Brick Mason/Masonry and Fire Protection must provide a Site Specific Safety Program to the Quality Control Manager prior to the start of their work.
4. All Subcontractors shall provide their employees with the necessary safety and personal protective equipment and weather protective gear required for the performance of their work and enforce the use of same as a condition of employment. Hard hats are required to be worn at all times where construction activities are taking place. The wearing of eye protection with side-shields is required at all times.
5. Each Subcontractor shall have at least one employee qualified in First Aid/CPR treatment whenever the Subcontractor has employees working on this project.
6. For emergency purposes, each Subcontractor shall submit a list to the Project Manager of key personnel with home addresses and telephone numbers.
3 | Page

C.	Responsibility
1. Project Manager shall:
a. Be responsible for the administration of the Project Safety Program.
b. Assist the Project Superintendent and the Project Site safety coordinator with all matters pertaining to safety when deemed necessary and as required.
2. Project Superintendent shall:
a. Enforce compliance with the Project Safety and HAZCOM Programs, the Project Documents, OSHA Standards and all other federal, state and local safety codes and regulations.
b. Distribute a Medical Emergency Procedure and a fire Emergency Procedure for this Project to all Subcontractor Safety Representatives and post copies in all trailers and offices. These Procedures shall be discussed at the Project Safety Meetings and shall be a required subject for a Toolbox Talk for all Project employees.
c. Identify facilities for immediate first aid and/or medical/hospital treatment for all work related injuries and illnesses of employees.
d. Regularly inspect the Project for safety compliance.
e. Schedule weekly Project Safety Meetings.
f. Receive all safety related correspondence and accident reports.
3. Project Site Safety Coordinator shall:
a. Make daily safety inspections, ensuring coverage of the entire project each week, with a weekly written report.
b. Notify responsible persons regarding noncompliance with the Project Safety and HAZCOM Programs, the Project Documents, OSHA Standards and all other federal, sate and local safety codes and regulations.
c. Implement and enforce the Safety Enforcement Policy.
d. Check with Sub Safety Rep. on disposition of safety related matters.
e. Render assistance at MCC and Subcontractor Toolbox Talks.
f. Investigate all accidents as directed by the Project Superintendent.
g. Issue weekly Safety Bulletins regarding pertinent safety issues.
h. Maintain records of all MCC and Sub Safety and Toolbox Meetings.
i. Assist the Project Superintendent with all safety related matters.
j. Shall keep a Log of First Aid Treatment.
4. Subcontractor Safety Representative(s) shall:
a. Ensure that their employees are trained to perform their work in a safe manner and have the ability to recognize and correct potential and actual hazards.
4 | Page

b. Be responsible for the Sub Accident Reporting Requirements.
c. Attend each weekly Project Safety Meeting.
d. Chair their weekly Company Toolbox Talks. Arrange for written minutes to be taken and copy these minutes to the Project Site safety coordinator.
e. Work with the Manhattan Project Superintendent to participate in safety audits as required.
f. Report all safety related matters to the Project Site Safety Coordinator or Superintendent.
5. All Project Employees shall:
a. Perform their work in a safe manner for prevention of accidents to themselves, fellow workers, the general public and property of all concerned.
b. Attend their weekly Company Toolbox Talks.
c. Alert their Foremen of hazards, unsafe acts and near misses.
d. Notify their Foremen immediately of any accident.
e. Comply with their Company Safety and HAZCOM Programs, the Project Documents, OSHA Standards and all other federal, state and local codes and regulations.
g. All Project Employees shall be subject to fair, consistent and constructive disciplinary action for safety noncompliance. The severity of a violation shall determine the level of disciplinary action administered. See the Guide to Disciplinary Action on the next page.
The typical disciplinary action pattern is as follows:
(1) Verbal Reprimand: The employee shall be informed verbally of the safety violation committed which, if repeated, could result in further disciplinary action.
(2) Written Reprimand: The employee shall be notified by formal written notice of the safety violation committed and informed that future violations may result in suspension or discharge from work.
(3) Suspension: The employee shall be suspended from working on the site for a specified period of time for the safety violation committed and informed that future violations may result in permanent removal from the project.
(4) Termination: The employee shall be barred from the project as a result of a major safety violation or a pattern of safety violations.
5 | Page

GUIDE TO DISCIPLINARY ACTION

	MINOR	SIGNIFICANT	SERIOUS	FLAGRANT
SEVERITY OF INFRACTION EXAMPLES	• Not wearing safety glasses • Not wearing hard hat • Not wearing hearing protection	• Horseplay • Crossing a red barricade	• Not tying off • Using incomplete scaffold • Endangering another employee	• Knowingly endangering another employee • Fighting

SEVERITY OF INFRACTION DEFINITIONS	A safety violation that does not immediately expose an employee to serious injury or death.	A safety violation in which the employee exposed self or others in a significant risk of injury.	A safety violation in which an employee exposed self or others to risk serious injury or death.	A safety violation in which an employee has committed an inexcusable unsafe act.

FIRST OFFENSE	VERBAL	WRITTEN	SUSPENSION	TERMINATION
	REPRIMAND	REPRIMAND

SECOND OFFENSE	WRITTEN	SUSPENSION	TERMINATION
REPRIMAND

THIRD OFFENSE	SUSPENSION	TERMINATION

FOURTH OFFENSE	TERMINATION
D.	Safety Meetings
1. Weekly Project Safety Meeting
a. The Project Superintendent shall schedule a weekly Safety Meeting to review accidents, injuries, and near misses, review safety related problems and plan for upcoming work activities.
b. The Project Safety Meeting should be attended by supervisory personnel.
2. Weekly Toolbox Talks
a. Supervisors shall hold weekly Toolbox Talks. The topics of these talks shall be relevant to the work being performed by the supervisor’s crew.
b. Documentation of the weekly Toolbox Talk shall be submitted to the Project Superintendent before 3:00 P.M. each Friday.
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c. The weekly Toolbox Talk Minutes shall contain the following:
(1) Name of Employer and date.
(2) Name of the MCC Foreman or Subcontractor Safety Rep.
(3) Name of all employees in attendance.
(4) Subjects discussed.
(5) Safety comments and suggestions from employees.
d. The weekly Toolbox Talk Agenda shall include, as a minimum, the following:
(1)	Instruction in the safe planning and performance of their work.

(2)	Review of Project accidents, near misses, hazards and unsafe acts.

(3)	Employee suggestions and comments relating to safety.
E.	Accident Reporting Requirements
1.	Project Employee Injury:
a. All on-site accidents, regardless of how incidental, including those sustained by Subcontractors, shall be reported to the Superintendent.
b. Non-incidental injuries and near misses shall be reported in writing as an accident/incident report that contains the following:
•	Names and addresses of victims and witnesses.

•	Description of events leading up to the accident/incident.

•	Factors that may have contributed to the accident/incident.

•	Action taken to prevent this accident/ incident in the future.
c. The Site Safety Coordinator or Project Superintendent shall notify the Owner’s Designated Rep. of all recordable injuries to any person. The notification shall describe the circumstances of the accident and any corrective action taken. The written notification shall be within 24 hours of any injury.
d. Subcontractors shall be responsible for notifying OSHA within eight (8) hours in the event of a fatality or a single accident in which three (3) or more employees are hospitalized.
F.	Subcontractor Safety Compliance Program
1. All Subcontractors shall, prior to their start of work, submit the names of their authorized and qualified Project Safety Representatives to the MCC Project Superintendent. All Project Safety Representatives shall be held accountable by their Companies for the immediate correction of hazards and unsafe acts and compliance with their Company Safety and HAZCOM Programs, the Project Documents, OSHA Regulations and all other federal, state and local codes and regulations by their employees and their subcontractors and suppliers, regardless of tier.
2. Consistent with the Employee Compliance program, written warnings for subcontractor employee safety violations will be documented using the safety warning form, referenced at the back of this document.
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3. To address recurring subcontractor safety violations, corrective action may include but is not limited to any of the following:
a. A stop work order for the specific operation or area of construction until the hazard or unsafe act is corrected.
b. Correction made by MCC or others and backcharged to the Subcontractor.
c. Written notice to the Subcontractor’s Project Manager and Company President.
d. Replacement of the Subcontractor’s Project Safety Representative, Foremen and/or crew.
G.	Visitors
1. Persons not directly involved with the on-site construction of this Project shall not enter the site unless they obtain permission from the Project Superintendent or the Project Superintendent’s designated representative, sign a Visitor’s Release Form and obtain and wear a hard hat and any other personal protective equipment required.
H.	Conclusion
1. All employers are responsible for instructing their employees in the recognition and elimination of hazards and unsafe acts and the regulations applicable to their work.
2. Safety training, good safety practices and appropriate immediate corrective action are the keys to the prevention of accidents, loss of life and property damage. No matter how many rules and regulations are set forth, a good Safety Program depends mainly on a positive and intelligent attitude by the Management and Labor involved in the construction of this Project.
II Accident Prevention Plan for the Hotel and Support Facility
The elements of this Accident Prevention Plan address some of the potential hazards associated with the scope of work and provide guidelines to eliminate or minimize those hazards.
A.	Applicable Safety Standards
1. All work shall be performed in accordance with the safety and health requirements set forth in the Code of Federal Regulations (CFR) Title 29, Part 1926, “Safety and Health Standards for the Construction Industry”, and Title 29, Part 1910, “General Industry Safety and Health Standards”, as well as the applicable state and local regulations.
2. Copies of the applicable OSHA standards will be made available at the site.
B.	Scope of Coverage
1. This Accident Prevention Plan shall apply to all contractors, subcontractors, suppliers, and lower tier subcontractors and their employees while performing work activities on this project.
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C.	Employee Orientation
1. Each employer is responsible for providing an orientation for their employees as follows:
•	Orientations shall be given to each employee on the project prior to that employee performing work.

•	Orientations shall be documented and copies shall be submitted to Manhattan Construction Company following their completion.

•	Orientations must address specific jobsite conditions and cover all applicable Manhattan Construction Company safety policies, local, state and federal regulations.
2. Each employee shall be provided an initial orientation that will address training and other information that will allow them to perform their work in a safe manner. The orientation shall be based on elements of this Accident Prevention Plan.
3. Below is a list of the minimum topics of training. This list is not all-inclusive and shall not be considered to identify all hazards associated with construction.
a. Employees responsibility to work safely.
b. Elements of the Accident Prevention Plan that apply to their work.
c. Manhattan Construction Company’s Disciplinary Action Policy
d. Mandatory personal protective equipment (hard hats, safety glasses, safety harnesses, etc.)
e. Procedure for reporting accidents/injuries.
f. Hazard Communication Program.
g. Rules and regulations for operating motor vehicles.
h. Mandatory attendance at Safety Meetings.
i. How and when to use Fire Protection Equipment (fire extinguishers).
D.	Hazard Communications Programs
1. Manhattan Construction Company (MCC)
a. By reference of the MCC Hazard Communication Program, it is hereby incorporated in its entirety in the Accident Prevention Plan.
b. A copy of the OSHA Hazard Communication Standard 1926.59, the Hazard Communication Program, Hazardous Chemical Inventory List and all Material Safety Data Sheets (MSDS) shall be located in the Project Field Office.
2. Subcontractors
a. Each Subcontractor/Purchase Contractor and lower tier subcontractors must submit to Manhattan Construction Company a written Hazard Communication Program as outlined in the Occupational Safety And Health (OSHA) Code of Federal Regulations 1926.59. All Hazard Communication Programs submitted to MCC must have the following elements and be divided accordingly:
(1) A written HazCom program.
(2) Provisions for employee training. Employers need to be able to certify that their employees have been trained in all aspects of HazCom.
(3) An alphabetical listing of the hazardous materials that the Subcontractor will be bringing onto this Project.
(4) Copies of Material Safety Data Sheets for the hazardous materials that the Subcontractor will be bringing onto this Project.
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Whenever new products are brought on site by the Subcontractor, the Subcontractor’s HazCom Coordinator will be responsible for bringing the Subcontractor’s program up to date.
The information requested above must be submitted in book format with the company name, the name of a contact person (HazCom Coordinator) familiar with the HazCom program, and applicable telephone numbers, listed on the front cover.
E.	Sub-Contractor Safety Plan
5.1.	Each trade/craftsman need a job specific safety plan covering the entire process of their contract for the (PNK) job.

5.2.	The specific safety plan must be submitted to Manhattan one week prior to the sub-contractor starting work on the (PNK) job.
F.	Job Hazard Analysis
a.	All sub-contractors are required to fill out a JHA everyday they are on site.

b.	They must be filled out completely and signed by everyone assigned to that task for the day.

c.	They must be turned into the Manhattan safety department the following day.
G.	Working in Confined Spaces
1. When it becomes necessary to enter and conduct work activities in a confined space, a Confined Space Entry Program shall be enforced.
H.	Temporary Electric Power
1. Temporary power shall be in compliance with the NEC and CFR 29, 1926, Subpart K.
2. All branch circuits supplying 120 volts single phase to 15 and 20 amp receptacles shall be protected with GFCI Interrupters.
3. Employees shall inspect the cords to electric power tools and extension cords prior to each use and shall remove from service any cords found to be defective.
4. All extension cord must be up and out of walking surfaces. Hang extension cords on the hanger provided by Manhattan in the Hotel, Support Facility, and Casino vessel.
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I.	Fall Protection
1. Employees shall be protected from the hazards of falling in accordance with OSHA regulations and Manhattan Construction Company Safety requirements. Standard guardrails, lifelines, floor covers and personal protective equipment shall be used to meet this requirement.
2. Personal fall protective equipment such as safety belts, safety harnesses, lanyards, and life lines shall be inspected by the wearer before each use.
3. To further fall protection measures, Manhattan has implemented the following requirements to be applied to all project employees:
•	All employees, subcontractors, vendors, suppliers, and owners on a working/walking surface 6-feet or more above a lower level shall be protected by the 100% fall protection policy.

•	This 100% fall protection policy extends beyond OSHA regulations to include structural steel ironworkers and scaffold builders.

•	Acceptable fall-protection methods include personal fall-arrest systems (2 lanyards required), properly-built scaffolds, guardrail systems, safety nets, warning line systems, controlled access zones, and safety monitor systems. The Project Superintendent shall review Subcontractor fall protection plans in the context of job hazard analysis discussions.

•	All overhead work shall be confined to an area clearly marked by red barricade tape at the closest working surface below the overhead work activity.
J.	Excavations
1. Each Subcontractor requiring employees to work in excavations shall provide a Competent Person as defined by OSHA in 29 CFR, Part 1926 Subpart P, “Excavations”. The Competent Person must be familiar with the requirements of Subpart P and shall determine the type of protective system to be utilized and shall perform periodic inspections of the excavation.
2. Written daily excavation inspection reports shall be signed by the Competent Person and submitted to the Project Superintendent or his designated representative.
3. The soil on the (PNK) job-site is type C soil. For any excavations deeper than 5 feet only sloping, trench boxes, or shielding is allowed. NO BENCHING SOIL.
4. Sub-contractors must get a dig permit from LA one call before starting any excavations.
5. Sub-contractors must fill out an excavation report every day.
K.	Fire Protection
1. Manhattan Construction Company will maintain temporary portable fire extinguishing equipment for building protection. Fire extinguishers of the ABC type will be provided in the quantity and size required by CFR 29 1926.150. Subcontractors shall be responsible for providing fire protection for specific tasks as necessary including but not limited to cutting, welding, soldering, and roofing operations as well as flammable/combustible material storage areas.
2. All employees shall be instructed by their employer in the proper use of fire protection equipment. Documentation of such training shall be maintained by each employer.
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L.	Flammable and Combustible Liquids
1. All flammable/combustible liquids shall be stored and handled in accordance with CFR 29, 1926.152.
2. Gasoline shall be stored in approved metal safety cans that are equipped with a flash arresting screen and spring-closing lid.
3. Fire Extinguishing equipment shall be available where flammable/combustible liquids are stored.
M.	First Aid
1. Each employer shall have at least one (1) Certified First Aid/CPR trained employee on site when working on this project. Each employer shall maintain a suitable first aid kit for use by its employees.
2. Manhattan Construction Company will maintain at lease one (1) First Aid cabinet in the Project Field Office.
N.	Medical Emergency
1. Employees suffering non life-threatening injuries shall be transported to medical facilities by their employer.
2. For all life-threatening injuries or illnesses, the employer shall immediately call for medical assistance by dialing 911.
3. Other emergency telephone numbers shall be posted at each telephone.
O.	Hand and Power Tools
1. Each employer is responsible for the condition of the tools their employees use. Employees must be instructed in the hazards and limitations associated with the tools they use. Hand and power tools must be inspected prior to each use and removed from service when found to be defective.
2. Hand and Power tools shall be used, inspected, and maintained in accordance with the manufacturer’s instructions and shall be used only for the purpose for which they were designed.
3. Power tools designed to accommodate guards shall be equipped with the guards when in use.
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P.	Scaffolds
1. Scaffolds shall be erected, modified, and dismantled ONLY under the direction of a Competent Person and shall follow the OSHA regulations outlined in CFR 29 1926.451.
2. Employees erecting, dismantling, or working from scaffolding must maintain Manhattan Construction Company’s 100% fall protection policy.
3. Upon completion, scaffolds shall have and maintain a green tag scaffold permit attached to the scaffold in full visibility of all employees at the access to the scaffold.
4. Green scaffold tags shall be turned into the Superintendent once the scaffold has been dismantled.
5. Scaffolds that are incomplete, being modified, dismantled or that are damaged shall be barricaded off with red barricade tape and red tagged incomplete.
6. Scaffolds without tags shall be considered red tagged and not for use.
7. Standard guardrail systems including top rail, mid-rail, and toe-board shall be installed on all scaffolds in accordance with OSHA regulations. Scaffold platforms that employees are working from shall be completely decked over for the entire width of the scaffold.
8. In the event that scaffold configurations or physical obstructions make it impossible to install standard guardrail system, employers shall supply a personal fall arrest system or other means of fall protection.
9. Employees shall not be allowed to pass beneath scaffolds where work is being performed overhead unless appropriate measures have been taken to protect employees from falling material.
10. All overhead work shall be confined to an area clearly marked by red barricade tape at the closest working surface below the overhead work activity.
11. Manually propelled mobile scaffolds shall only be used on a hard, level surface that is free from debris and other obstructions that could pose a hazard. Employees shall not be allowed to ride on mobile scaffolds that are being moved.
Q.	Ladders
1. Ladders shall be used in accordance with the requirements of CFR 29, Part 1926.1053.
2. Employees required to use ladders shall be trained in accordance with CFR 29, Part 1926.1060.
3. Ladders used to access elevated work areas shall extend at least 36” above the landing and shall be secured to prevent displacement.
4. Employees using ladders for access to elevated work areas shall not carry tools/materials when climbing up or down a ladder.
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5. Employees shall be instructed not to stand above the top two rungs of step ladders.
6. Employees shall be tied-off 100% of the time when working closer than one and one-half (1-1/2) times the ladder height to an opening or the edge of the building. (e.g. an employee using a ten (10) foot stepladder must tie-off when fifteen (15) or less from the edge of a opening or the building).
7. Employees shall be tied off 100% of the time when working on straight ladders.
R.	Lockout/Tagout
1. No employee shall work on any electrical, hydraulic, steam, or other pressurized system/equipment until the system/equipment is secured from operating and all stored energy has been released.
2. Electrical equipment or circuits that are de-energized shall be rendered inoperative and shall have tags attached at all points where such equipment or circuits can be energized. Tags shall be placed to identify the equipment or circuits being worked on.
S.	Accident Reporting Requirements
1. Project Employee Injury:
a. All on-site accidents, regardless of how incidental, including those sustained by Subcontractors, shall be reported to the Project Superintendent or his designated representative.
b. Subcontractors shall be individually responsible for notifying OSHA within eight (8) hours in the event of a fatality or a single accident in which three (3) or more employees are hospitalized.
T.	Respirator Program
1. Employers who allow or require their employees to wear respirators shall have a written respirator program in accordance with CFR Title 29, Part 1910.134.
2. Employees allowed or required to use respirators shall be trained in the proper selection, maintenance, and limitations of respirators. Each employee shall be fit tested before using a negative pressure respirator.
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U.	Sanitation
1. Potable Water
a. Employees shall be provided with an adequate supply of potable water. Where single use cups are provided, a trash container for used cups shall also be provided.
b. Containers for potable water shall be conspicuously marked as containing potable water.
2. Toilet Facilities
a. Toilet facilities shall be provided and maintained in accordance with OSHA regulations.
V.	Cranes and Rigging
1. Each Subcontractor using a crane shall identify, in writing, their Competent Person who will be responsible for the proper set-up and operation of the crane. A copy of this document shall be kept in the crane at all times.
2. Rigging inspections shall be performed in accordance with CFR Title 29, Part 1926.251.
3. Rigging equipment shall be inspected before each days use by the Competent Person before each lift by the employee rigging the load.
4. Load Moment Indicators will be required on all cranes.
5. Lift calculations will be required for all lifts that are over 85% of the crane’s capacity according to the crane manufacturer’s load charts.
6. Anti-2-bloc devices will be required on all cranes.
7. Sub-contractors using crane need to turn in all applicable forms to Manhattan safety before any crane activity is to start. i.e. annual (third party) crane inspection, monthly crane inspection, load charts, lift plans, etc.
W.	Floor and Wall Openings
1. All floor and wall openings, 2 inches or greater in size, shall be guarded or covered. Guardrails shall be of standard construction as outlined in CFR Title 29, Part 1926.502.
2. When floor covers are used they shall be capable of withstanding the maximum intended load. Covers will be secured against displacement and marked to indicate “HOLE” or “COVER”, or they shall be color coded.
3. Hole covers shall be constructed so that normal construction activities will not displace the cover from its location (wired, shot, nailed or bolted down).
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X.	Masonry Walls
1. Subcontractors erecting masonry walls shall do so in accordance with CFR Title 29, Part 1926.706.
2. Prior to erecting any masonry wall, a Limited Access Zone shall be established and maintained throughout construction of the wall.
3. All overhead work shall be confined to an area clearly marked by red barricade tape at the closest working surface below the overhead work activity.
Y.	Housekeeping
1. Job-site cleanliness is an item of major significance on this project and will be closely monitored.
2. Housekeeping shall be performed on a continuous basis. Waste materials such as wood, concrete, rebar, cardboard, plastic wrap, and other types of trash must not be allowed to accumulate and become a hazard.
3. All sub-contractors are required to clean their work area everyday by the end of their shift.
Z.	Working on the wet-side of the levee (Mississippi river side) (MRW) = Mississippi river water
OSHA standards to follow while on the wet-side of the levee.
X.1.	CFR 29 1926 Construction Industry standards.

X.2.	CFR 29 1915 Occup. Safety and Health Standards for Shipyard Employment
1. Access to the wet-side
1.1.	I.D. badges are required at all times to anyone on the wet-side of the levee for access.

1.2.	The access will change throughout the year depending on the water levels from the river.

1.3.	There is a north and south ramp going over the levee to gain access to the casino during the low river levels when (MRW) elevation is below 26’ at the job-site. There is a lay down yard for parking company vehicles on the wet-side. When the (MRW) elevation reaches 26’ (PNK) no more driving vehicles on the wet-side.

1.4.	From (MRW) elevation 26’ to 32’ access to the casino will be from a gangway/scaffold on the south side of the river from the south ramp to the casino boat.

1.5.	After (MRW) elevation 32’ access will be by boat to the barge. There will be two boat operators in boats taking personnel on and off the barge at all times during working hours. When (MRW) elevation at (PNK) reaches 32’ only essential personnel will be allowed on the barge for working.

1.6.	NO DRIVING ON THE LEVEE. A maximum of two 18 wheeler delivery trucks at a time may be allowed on the levee for unloading. The 18 wheelers cannot be parked or staged on the levee for long periods of time.

1.7.	When (MRW) elevations reach Elevation +15.0’ in New Orleans as measured at the Carrollton gauge, all construction work must stop on the levee, on the batture, and on the casino vessel. Only operations to maintain safety and the integrity of the barges will be allowed.

1.8.	It is every subcontractor’s responsibility to monitor the river elevation and comply with applicable work restrictions imposed by all governing authorities.
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2. Excavations/Earthwork
2.1.	Follow all of Manhattan and OSHA 1926.650 subpart P regulations and policies for excavations.

2.2.	The soil on the (PNK) job-site is type C soil. For any excavations deeper than 5 feet only sloping, trench boxes, or shielding is allowed. NO BENCHING SOIL.

2.3.	Sub-contractors must get a dig permit from LA one call before starting any excavations.

2.4.	Sub-contractors must fill out an excavation report every day.
3. P.P.E.
3.1.	HARDHATS, SAFETY GLASSES, REFLECTIVE VESTS, LONG PANTS, SHIRT WITH SLEEVES, AND WORK BOOTS REQUIRED AT ALL TIMES ON THE JOB-SITE.

3.2.	When working over water lifejackets will be required at all times. The use of lifejackets will change depending on the water elevation. Coordinate with Manhattan superintendent where lifejackets are required.

3.3.	100% tie-off/fall protection at all times when above 6’.

3.4.	All P.P.E. required will be provided by the sub-contractors performing the work.

3.5.	Manhattan will provide a rescue boat during operations over and around water.

3.6.	There will be life rings with 100 feet of rope around the perimeter of the barge for rescue purposes.

3.7.	At the back of the barge on the river side there will be a containment buoy put across the river line to contain debris and as the last line of defense to stop personnel for rescue.
4. Steel Erection
4.1.	Follow Manhattan and OSHA subpart R 1926.750-761 regulations and policies.

4.2.	Must maintain 100% fall protection when 6’ above lower level.

4.3.	When setting steel above water lifejackets and fall protection is required at all times.

4.4.	Coordinate with Manhattan for all deliveries of steel on the wet-side.
5. Commercial Diving Operations
5.1.	Follow Manhattan and OSHA subpart Y 1926.1071-1091 also 1910.420

5.2.	Each diver shall be continuously tended while in water. Never left unattended for any reason.

5.3.	A stand by diver shall be available while a diver is in the water.

5.4.	All divers must be qualified or certified to make a dive.

5.5.	All divers must be trained in CPR.

5.6.	Daily inspections on all equipment before the start of work.
6.	Confined Space
6.1.	All sub-contractors are to follow Manhattans confined space policy when entering a confined space.

6.2.	Only trained and authorized personnel allowed in confined spaces.

6.3.	Notify Manhattan safety for permit required confined spaces.
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7. Cranes and Rigging
7.1.	Each Sub-contractor using a crane shall identify, in writing, their Competent Person who will be responsible for the proper set-up and operation of the crane. A copy of this document shall be kept in the crane at all times.

7.2.	Rigging inspections shall be performed in accordance with CFR Title 29, Part 1926.251.

7.3.	Rigging equipment shall be inspected before each days use by the Competent Person before each lift by the employee rigging the load.

7.4.	Load Moment Indicators will be required on all cranes.

7.5.	Lift calculations will be required for all lifts that are over 85% of the crane’s capacity according to the crane manufacturer’s load charts.

7.6.	Anti-2-bloc devices will be required on all cranes.

7.7.	All certifications and qualifications must be turned into the safety department before start of work.

7.8.	All sub-contractors must coordinate with Manhattan superintendents for tower crane usage.

7.9.	Sub-contractors are to provide their employees with radio communication with the tower crane operators when flying loads in the blind.

7.10.	Only qualified rigger/signalperson allowed lifting loads.

7.11.	Air horns are required when lifting loads to notify surrounding contractors in the area of suspended loads.

7.12.	Loads must be secured properly before lifting, plastic wrap is not allowed.
8. Sub-Contractor Safety Plan
8.1.	Each trade/craftsman need a job specific safety plan covering the entire process of their contract for the (PNK) job. Must have a specific safety plan set in place for working over, in, and around water separate from the regular safety plan.

8.2.	The specific safety plan must be submitted to Manhattan one week prior to the sub-contractor starting work on the (PNK) job.
9.	Job Hazard Analysis
9.1.	All sub-contractors are required to fill out a JHA everyday they are on site.

9.2.	They must be filled out completely and signed by everyone assigned to that task for the day.

9.3.	They must be turned into the Manhattan safety department the following day.
10. Emergency Action Plan
10.1.	All sub-contractors are to follow Manhattan emergency action plan.
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ZZ.	Manhattan Construction Company Pandemic Preparation Safety Plan
1. PURPOSE OF PLAN
2. RESPONSIBILITIES OF PROJECT PERSONNEL
A.	ADMINISTRATION OF PROGRAM

B.	CONTACT INFORMATION

C.	CHAIN OF COMMUNICATION
3. ADMINISTRATIVE CONTROLS
A.	PROTECT EMPLOYEES AND CUSTOMERS

B.	WORK PRACTICE AND ENGINEERING CONTROLS

C.	LOW RISK PRECAUTIONS
4. WORK PROACTICE AND ENGINEERING CONTROLS
A.	ADMINISTRATIVE CONTROLS

B.	PERSONAL PROTECTIVE EQUIPMENT (PPE)
1.	HIGH EXPOSURE OR RISK
A.	WORK PRACTICES

B.	ADMINISTRATIVE CONTROLS

C.	PPE
C.	RESPIRATORY PROTECTION
1.	PPE

2.	RESPIRATOR VERSUS SURGICAL MASK
A.	SURGICAL MASK

B.	RESPIRATORS
1.	PARTICULATE FILTERS AND RESPIRATORS

2.	DISPOSABLE RESPIRATORS

3.	DUST MASKS
D.	REDUCE RISK OF EXPOSURE

E.	GUIDELINES FOR CARE
1.	INCASE YOU ARE DIAGNOSED WITH N1N1 FLU

2.	YOU TAKE CARE OF SOMEONE WITH N1N1 FLU
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Manhattan Pandemic Preparation Safety Plan
Purpose of the Plan
This plan is designed to assure safe and healthy working conditions for all of our working men and women by authorizing enforcement of the standards developed under Occupational Safety and Health Act of 1970. Manhattan Construction Company also wants to assist and encourage our sub-contractors in their planning and implementing these guidelines to assure safe and healthy working conditions in all work places. Also assist in providing information, education and training in the field of Occupational Safety and Health.
In the event of Pandemic, this plan will play a key role in protecting employees’ health and safety as well as in limiting the impact of the Pandemic on the employees and the workplace as a whole. Proper planning will allow us to lessen the impact of a Pandemic on the job site. This plan will give information as to the responsibilities, procedures, protection and implementation of the process of protection for employees, employers and owners in the case of a Pandemic.

Administrative Controls
•	Administrative controls include controlling employees’ exposure by scheduling their work tasks in ways that minimize their exposure levels. Examples of administrative controls include:
•	Developing policies that encourage ill employees to stay at home without fear of any reprisals.

•	The discontinuation of unessential travel to locations with high illness transmission rates.

•	Consider practices to minimize face-to-face contact between employees such as e-mail, websites and teleconferences. Where possible, encourage flexible work arrangements such as telecommuting or flexible work hours to reduce the number of your employees who must be at work at one time or in one specific location.

•	Consider home delivery of goods and services to reduce the number of clients or customers who must visit your workplace.

•	Developing emergency communications plans. Maintain a forum for answering employees’ concerns. Develop internet-based communications if feasible.

•	Work with your employees so that they understand the office leave policies for getting paid, transportation issues and day care concerns.
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•	Make sure that employees know where supplies for hand and surface hygiene are located.

•	Work with your employees to designate a person(s), website, bulletin board or other means of communicating important pandemic flu information.

•	Use signs to keep customers informed about symptoms of the flu and ask sick customers to minimize contact with your employees until they are well.

•	Your workplace may consider limiting access to customers and the general public or insuring that they can only enter certain areas of your workplace.
Protect Employees and Customers
Educate and train employees in proper hand hygiene, cough etiquette and social distancing techniques. Understand and develop work practice and engineering controls that could provide additional protection to your employees and customers such as: clear plastic sneeze barriers, ventilation and the proper selection, use and disposal of personal protective equipment.
These are not comprehensive recommendations. The most important part of pandemic planning is to work with your employees, local and state agencies and other employers to develop cooperative pandemic plans to maintain your operations and keep your employees and the public safe. Share what you know, be open to ideas from your employees, then identify and share effective health practices with other employers in your community and with your local chamber of commerce.
How Organizations Can Protect Their Employees
For most employers, protecting their employees will depend on emphasizing proper hygiene (disinfecting hands and surfaces) and practicing social distancing (see page 26 for more information). Social distancing means reducing the frequency, proximity and duration of contact between people (both employees and customer) to reduce the chances of spreading pandemic influenza from person-to-person. All employers should implement good hygiene and infection control practices.
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Occupational safety and health professionals use a framework called the “hierarchy of controls” to select ways of dealing with workplace hazards. The hierarchy of controls prioritizes intervention strategies based on the premise that the best way to control a hazard is to systematically remove it from the workplace, rather than relying on employees to reduce their exposure. In the setting of a pandemic, this hierarchy should be used in concert with current public health recommendations. The types of measures that may be used to protect yourself, your employees and your customers (listed from the most effective to lease effective) are: engineering controls, administrative controls, work practices and person protective equipment (PPE). Most employers will use a combination of control methods. There are advantages and disadvantages to each type of control measure when considering the ease of implementation, effectiveness and cost. For example, hygiene and social distancing can be implemented relatively easily and with little expense, but this control method requires employees to modify and maintain their behavior, which may be difficult to sustain. On the other hand, installing clear plastic barriers, although in the long run may be more effective at preventing transmission during a pandemic. *** Employers must evaluate their particular workplace to develop a plan for protecting their employees that may combine both immediate actions as well as longer term solutions.
Here is a description of each type of control:
Work Practice and Engineering Controls — Historically, infection control professionals have relied on personal protective equipment (for example, surgical masks and gloves) to serve as a physical barrier in order to prevent the transmission of an infectious disease from one person to another. This reflects the fact that close interactions with infectious patients is an unavoidable part of many healthcare occupations. The principles of industrial hygiene demonstrate that work practice controls and engineering controls can also serve as barriers to transmission and are less reliant on employee behavior to provide protection. Work practice controls are procedures for safe and proper work that are used to reduce the duration, frequency or intensity of exposure to a hazard. When defining safe work practice controls, it is a good idea to ask your employees for their suggestions, since they have firsthand experience with the tasks. These controls should be understood and followed by managers, supervisors and employees. When work practice controls are insufficient to protect employees, some employers may also need engineering controls.
Engineering controls involve making changes to the work environment to reduce work-related hazards. These types of controls are preferred over all others because they make permanent changes that reduce exposure to hazards and do not rely on employee or customer behavior. By reducing a hazard in the workplace, engineering controls can be the most cost-effective solutions for employers to implement.
During a pandemic, engineering controls may be effective in reducing exposure to some sources of pandemic influenza and not others. For example, installing sneeze guards between customers and employees would provide a barrier to transmission. The use of barrier protections, such as sneeze guards, is common practice for both infection control and industrial hygiene. However, while the installation of sneeze guards may reduce or prevent transmission between customer and employees, transmission may still occur between coworkers. Therefore, administrative controls and public health measures should be implemented along with engineering controls.
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Examples of work practice controls include:
Encouraging employees to obtain a seasonal influenza vaccine (this helps to prevent illness from seasonal influenza strains that may continue to circulate).
Providing employees with up-to-date education and training on influenza risk factors. Protective behaviors and instruction on proper behaviors (for example, cough etiquette and care of personal protective equipment).
Developing policies to minimize contact between employees and between clients or customers.
Workplaces Classified at Lower Exposure Risk (caution) for Pandemic Influenza: What to do to protect employees.
If your workplace does not require employees to have frequent contact with the general public, basic person hygiene practices and social distancing can help protect employees at work. Follow the general hygiene and social distancing practices previously recommended for all workplaces. Also, try the following:
•	Communicate to employees what options may be available to them for working from home.

•	Communicate the office leave policies, policies for getting paid, transportation issues and day care concerns.

•	Make sure that your employees know where supplies for hand hygiene are located.

•	Monitor public health communications about pandemic flu recommendations and ensure that your employees also have access to that information.

•	Work with your employees to designate a person(s), website, bulletin board or other means of communication important pandemic flu information.
Work Practice an Engineering Controls
•	Instruct employees to avoid close contact (within 6 feet) with other employees and the general public. This can be accomplished by simply increasing the distance between the employee and the general public in order to avoid contact with large droplets from people talking, coughing or sneezing.

•	Some organizations can expand internet, phone-based, drive-through window, or home delivery customer service strategies to minimized face-to-face contact. Work with your employees to identify new ways to do business that can also help to keep employees and customers safe and healthy.
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•	Communicate the availability of medical screening or other employee health resources (e.g., on site nurse or employee wellness program to check for flu-like symptoms before employees enter the workplace).

•	Employers also should consider installing physical barriers, such as clear plastic sneeze guars to protect employees where possible (such as cashier stations).
Administrative Controls
•	Work with your employees so that they understand the office leave policies for getting paid, transportation issues, and day care concerns.

•	Make sure that employees know where supplies for hand and surface hygiene are located.

•	Work with your employees to designate a person(s), website, bulletin board or other means of communicating important pandemic flu information.

•	Use signs to keep customers informed about symptoms of the flu and ask sick customers to minimize contact with your employees until they are well.

•	Your workplace may consider limiting access to customers and the general public or ensuring that they can only enter certain area of your workplace.
Person Protective Equipment (PPE)
Employees who have high-frequency, close contact with the general population that cannot be eliminated using administrative or engineering controls and where contact with symptomatic ill persons is not expected should use personal protective equipment to prevent sprays of potentially infected liquid droplets (form talking, coughing or sneezing) from contacting their nose or mouth. A surgical mask will provide such barrier protection. Use of a respirator may be considered if there is an expectation of close contact with persons who have symptomatic influenza infection or if employers choose to provide protection against a risk of airborne transmission. It should be noted that wearing a respirator may be physically burdensome to employees, particularly when the use of PPE is not common practice for the work task. In the event of a shortage of surgical masks a reusable face shield that can be decontaminated may be an acceptable method of protecting against droplet transmission of an infectious disease but will not protect against airborne transmission to the extent that disease may spread in that manner.
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Eye protection generally is not recommended to prevent influenza infection although there are limited examples where strains of influenza have caused eye infection (conjunctivitis). At the time of a pandemic, health officials will assess whether risk of conjunctival infection or transmission exists for the specific pandemic viral strain. Employees should wash hands frequently with soap or sanitizing solutions to prevent hands from transferring potentially infectious material from surfaces to their mouths or noses. While employers and employees may choose to wear gloves, the exposure of concern is touching the mouth and nose with a contaminated hand and not exposure to the virus through non-intact skin (for example, cuts or scrapes). While the use of gloves may make employees more aware of potential hand contamination there is no difference between intentional or unintentional touching of the mouth, nose or eyes with either a contaminated glove or a contaminated hand. If an employee does wear gloves, they should always wash their hands with soap or sanitizing solution immediately after removal to ensure that they did not contaminate their hand(s) while removing them. When selecting PPE, employers should consider factors such as function, fit, ability to be decontaminated, disposal and cost. Sometimes, when a piece of PPE will have to be used repeatedly for a long period of time, a more expensive and durable piece of PPE may be less expensive in the long run than a disposable piece of PPE. For example, in the event of a pandemic, there may be shortages of surgical masks. A reusable face shield that can be decontaminated may become the preferred method of protecting against droplet transmission in some workplaces. It should be noted that barrier protection such as a surgical mask or face shield will protect against droplet transmission of an infectious disease but will not protect against airborne transmission, to the extent that the disease may be spread in that manner. Each employer should select the combination of PPE that protects employees in their particular workplace. It should also be noted that wearing PPE may be physically burdensome to employees, particularly when the use of PPE is not common practice for the work task.

Educate and train employees about the protective clothing and equipment appropriate to their current duties and the duties which they may be asked to assume when others are absent. Employees may need to be fit tested and trained in the proper use and care of a respirator. Also, it is important to train employees to put on (don) and take off (doff) PPE in the proper order to avoid inadvertent self-contamination (www.osha.gov/SLT/respiratoryprotection/index.html). During a pandemic, recommendations for PPE used in particular occupations may change, depending on geographic proximity to active cases, updated risk assessments for particular employees and information on PPE effectiveness in preventing the spread of influenza.
Workplaces Classified at Very High or High Exposure Risk for Pandemic Influenza: What to do to protect employees:
If your workplace requires your employees to have contact with people that are known or suspected to be infected with the pandemic virus there are many practices that can be used to reduce the risk of infection and to protect your employees. Additional guidance for very high and high exposure risk workplaces such as health care facilities can be found at: www.pandemicflu.gov and www.osha.gov/
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Very high and high exposure risk occupations require employers to address enhanced safety and health precautions in addition to the basic work practices that every workplace should adopt (see page 26). Employers should also be aware that working in a high risk occupations can be stressful to both employees and their families. Employees in high risk occupations may have heightened concern about their own safety and possible implications for their family. Such workplaces may experience greater employee absenteeism than other lower risk workplaces. Talk to your employees about resources that can help them in the event of a pandemic crisis. Keeping the workplace safe is everyone’s priority. More information about protecting employees and their families can be found at: www.pandemicflu.gov.
Work Practice and Engineering Controls
Employers should ensure that employees have adequate training and supplies to practice proper hygiene. Emergency responders and other essential personnel who may be exposed while working away from fixed facilities should be provided with hand sanitizers that do not require water so that they can decontaminate themselves in the field. Employers should work with employees to identify ways to modify work practices to promote social distancing and prevent close contact (within 6 feet) where possible. Employers should also consider offering enhanced medical monitoring of employees in very high and high risk work environments.
In Certain limited circumstances ventilation is recommended for high and very high risk work environments. While proper ventilation can reduce the risk of transmission for healthcare workers in the same room as infectious patients, it cannot be relied upon as the sole protective measure. Thus a combination of engineering controls and personal protective equipment will be needed.
•	When possible, health care facilities equipped with isolation rooms should use them when performing aerosol generating procedures for patients with known or suspected pandemic influenza.
•	Laboratory facilities that handle specimens for known or suspected pandemic patients will also require special precautions associated with a Bio-Safety Level 3 Facility. Some recommendations can be found at: www.cdc.gov/flu/h2n2bs13.htm.
Employers should also consider installing physical barriers such as clear plastic sneeze- guards to protect employees where possible (for example, reception or intake areas). The use of barrier protections such sneeze guards is common practice for both infection control and industrial hygiene.
Administrative Controls (Isolation Precautions)
If working in a health care facility follow existing guidelines and facility standards of practice for identifying and isolating infected individuals and for protecting employees. See the U.S. Department of Health and Human Services’ Pandemic Influenza Plan for Health Care Facilities at: www.hhs.gov/pandemicflu/plan/sup4.html.
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Personal Protective Equipment (PPE)
Those who work closely with (either in contact with or within 6 feet) people known or suspected to be infected with pandemic influenza should wear:
•	Respiratory protection for protection against small droplets from talking, coughing or sneezing and also from small airborne particles of infectious material.

•	N95 or higher rated filter for most situations

•	Supplied air respirator (SAR) or powered air purifying respirator (PARR) for certain high risk medical or dental procedures likely to generate bio-aerosols.

•	Use a surgical respirator when both respiratory protection and resistance to blood and body fluids is necessary.
Personal Protective Equipment (PPE) — while administrative and engineering controls and proper work practices are considered to be more effective in minimizing exposure to the influenza virus, the use of PPE may also be indicated during certain exposures. If used correctly, PPE can help prevent some exposures; however they should not take the place of other prevention interventions such as engineering controls, cough etiquette and hand hygiene (see: www.edc.gov/flu/protect/stopgerms.htm). Examples of personal protective equipment are gloves, goggles, face shields, surgical masks and respirators (for example, N-95). It is important that personal protective equipment be:
•	Selected based upon the hazard to the employee

•	Properly fitted and some must be periodically refitted (e.g. respirators)

•	Conscientiously and properly worn

•	Regularly maintained and replaced as necessary

•	Properly removed and disposed of to avoid contamination of self, others or the environment
Employers are obligated to provide their employees with protective gear needed to keep them safe while performing their jobs. The types of PPE recommended for pandemic influenza will be based on the risk of contracting influenza while working and the availability of PPE. Check the www.pandemicflu.gov website for the latest guidance.
The Difference Between a Surgical Mask and a Respirator
It is important that employers and employees understand the significant differences between these types of personal protective equipment. The decision on whether or not to require employees to use either surgical/procedure masks or respirators must be based upon hazard analysis of the employees’ specific work environment and the differing protective properties of each type of personal protective equipment. The use of surgical masks or respirators is one component of infection control practices that may reduce transmission between infected and non-infected persons.
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It should be noted that there is limited information on the use of surgical masks for the control of a pandemic in setting where there is no identified source of infection. There is no information on respirator use in such scenarios since modern respirators’ did not exist during the last pandemic. However, respirators are now routinely used to protect employees against occupational hazard including biological hazards such as tuberculosis, anthrax and Hantavirus.
The effectiveness of surgical masks and respirators has been inferred on the basis of the mode of influenza transmission, particle size and professional judgment.
To offer protection both surgical masks and respirators must be worn correctly and consistently throughout the time they are being used. If used properly surgical masks and respirators both have a role in preventing different types of exposures. During influenza pandemic surgical masks and respirators should be used in conjunction with interventions that are known to prevent the spread of infection such as respiratory etiquette, hand hygiene and avoidance of large gatherings.
Surgical Masks — Surgical masks are used as a physical barrier to protect employees form hazards such as splashes of large droplets of blood or body fluids. Surgical masks also prevent contamination by trapping large particles of body fluid that may contain bacteria or viruses when they are expelled by the wearer, thus protecting other people against infection from the person wearing the surgical mask.
Surgical/procedure masks are used for several different purposes including the following:
•	Place on sick people to limit the spread of infectious respiratory secretions to others

•	Worn by healthcare providers to prevent accidental contamination of patient’s wounds by the organisms normally present in mucus and saliva

•	Worn by employees to protect themselves from splashes or sprays of blood or body fluids; they may also have the effect of keeping contaminated fingers/hands away from the mouth and nose.
Surgical masks are not designed or certified to prevent the inhalation of small airborne contaminants. These small airborne contaminants are too little to see with the naked eye but may still be capable of causing infection. Surgical procedure masks are not designed to seal tightly against the user’s face. During inhalation much of the potentially contaminated air passes through gaps between the face and the surgical mask thus avoiding being pulled through the material of the mask and losing any filtration that it may provide. Their ability to filter small particles varies significantly based upon the type of material used to make the surgical mask and so they cannot be relied upon to protect employees against airborne infectious agents. Only surgical masks that are cleared by the U.S. Food and Drug Administration can legally marketed in the United States have been tested for their ability to resist blood and body fluids.
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Respirators — Respirators are designed to reduce an employee’s exposure to airborne contaminants. Respirators are designed to fit the face and to provide a tight seal between the respirator’s edge and the face. A proper seal between the user’s face and the respirator forces inhaled air to be pulled through the respirator’s filter material and not through gaps between the face and respirator. Respirators must be used in the context of a comprehensive respiratory protection program (see OSHA standard 29 CFR 1910.134 or www.osha.gov/SLTC/respiratoryprotection/index.html). It is important to medically evaluate employees to assure that they can perform work tasks while wearing a respirator. Medical evaluation can be as simple as a questionnaire (found in Appendix C of OSHA’s Respiratory Protection standard, 29 CFR 1910.134). Employers who have never before needed to consider a respiratory protection plan should note that it can take time to choose a respirator to provide to employees and to arrange for a qualified trainer and provide training, fit testing and medical evaluation for their employees. If employer waits until an influenza pandemic actually arrives they may be unable to provide an adequate respiratory protection program in a timely manner.
Types of Respirators
Respirators can be air supplying (e.g. the self-contained breathing apparatus worn by firefighters) or air purifying (e.g. a gas mask that filters hazards from the air). Most employees affected by pandemic influenza who are deemed to need a respirator to minimize the likelihood of exposure to the pandemic influenza virus in the workplace will use some type of air purifying respirator. They are also known as “particulate respirators” because they protect by filtering particles out of the air as you breathe. These respirators protect only against particles, not gases or vapors. Since airborne biological agents such as bacteria or viruses are particles, they can be filtered by particulate respirators.
Air Purifying Respirators can be divided into several types:
•	Disposable or filtering face piece respirators where the entire respirator face piece is comprised of filter material. This type of respirator is also commonly referred to as an “N95” respirator. It is discarded when it becomes unsuitable for further use due to excessive breathing resistance (e.g. particulate clogging the filter) unacceptable contamination/soiling or physical damage.

•	Surgical respirators are a type of respiratory protection that offers the combined protective properties of both a filtering face piece respirator and a surgical mask. Surgical N95 respirators are certified by NIOSH as respirators and also cleared by FDA as medical devices which have been designed and tested and shown to be equivalent to surgical masks in certain performance characteristics (resistance to blood penetration, biocompatibility) which are not examined by NIOSH during its certification of N95 respirators.
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•	Reusable or elastomeric respirators, where the face piece can be cleaned, repaired and reused but the filter cartridges are discarded and replaced when they become unsuitable for further use. These respirators can be used with a variety of different cartridges to protect against different hazards. These respirators can also be used with canisters or cartridges that will filter out gases and vapors.

•	Powered air purifying respirators (PAPRs) where a battery powered blower pulls contaminated air through filters, then moves the filtered air to the wearer’s face piece. PAPRs are significantly more expensive than other air purifying respirators but they provide higher levels of protection and may also increase the comfort for some users by reducing the physiologic burden associated with negative pressure respirators and providing a constant flow of air on the face. These respirators can also be used with canisters or cartridges that will filter out gases and vapors. It should also be noted that there are hooded PAPRs that do not require employees to be fit tested in order to use them.
All respirators used in the workplace are required to be tested and certified by the National Institute for Occupational Safety and Health (NIOSH). NIOSH approved respirators are marked with the manufacturer’s name, the part number, the protection provided by the filter (e.g. N95) and the “NIOSH” designation. This information is printed on the face piece, exhalation valve cover or head straps. If a respirator does not have these marking it has not been certified by NIOSH. Those respirators that are surgical N95 respirators are also cleared by the FDA and therefore are appropriate for circumstances in which protection from airborne and body fluid contaminants is needed. When choosing between disposable and reusable respirators employers should consider their work environment, the nature of pandemics and the potential for supply chain disruptions. Each pandemic influenza outbreak could last from 6 to 8 weeks and waves of outbreaks may occur over a year or more. While disposable respirators may be more convenient and cheaper on a per unit basis, a reusable respirator may be more economical on a long -term basis and reduce the impact of disruption in supply chains or shortages of respirators.
Classifying Particulate Respirators and Particulate Filters
An N95 respirator is one of nine types of particulate respirators. Respirator filters that remove at least 95 percent of airborne particles during the “worst case” testing using the “most penetrating” size of particle are given a 95 rating. Those that filter at least 99.97 percent of the particles under the same conditions receive a 99 rating. Those that filter at least 99.97 percent (essentially 100 percent) receive a 100 rating.
In addition, filters in this family are given a designation of N, R or P to convey their ability to function in the presence of oils that are found in some work environments.
“N” if they are not resistant (e.g. N95, N99, N100)
“R” if they are somewhat resistant to oil (e.g. R95, R99, R100)
“P” if they are strongly resistant (i.e. oil proof) (e.g. P95, P99, P100)
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This rating is important in work settings where oils may be present because some industrial oils can degrade the filter performance to the point that it does not filter adequately. Thus the three filter efficiencies combined with the three oil designations lead to nine types of particulate respirator filter materials. It should be noted that any of the various types of filters listed here would be acceptable for protection against pandemic influenza in workplaces that do not contain oils, particularly if the N(% filter type was unavailable due to shortages.
Replacing Disposable Respirators
Disposable respirators are designed to be used once and are then to be properly disposed of. Once worn in the presence of an infectious patient, the respirator should be considered potentially contaminated with infectious material and touching the outside of the device should be avoided to prevent self — inoculation (touching the contaminated respirator and then touching one’s eyes, nose or mouth). It should be noted that a once-worn respirator will also be contaminated on its inner surface by the microorganisms present in the exhaled air and oral secretions of the wearer.
If a sufficient supply of respirators is not available during a pandemic, employers and employees may consider reuse as long as the device has not been obviously soiled or damaged (e.g. creased or torn) and it retains its ability to function properly. This practice is not acceptable under normal circumstances and should only be considered under the direst of conditions. Data on decontamination and/or reuse of respirators for infectious diseases are not available. Reuse may increase the potential for contamination; however this risk must be balance against the need to provide respiratory protection. When preparing for pandemic, employers who anticipate providing respiratory protection to employees for the duration of the pandemic should consider using reusable or elastomeric respirators that are designed to be cleaned, repaired and reused.
Dust or Comfort Masks
Employers and employees should be aware that there is “dust” or “comfort” masks sold at home improvement stores that look very similar to respirators. Some dust masks may even be made by a manufacturer that also produces NIOSH certified respirators. Unless a mask has been tested and certified by NIOSH, employers do not know if the device will filter very small airborne particles. The occupational use of respirators including those purchased at home improvement or convenience stores, are still covered by OSHA’s Respiratory Protection standard.
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Steps Every Employer Can Take to Reduce the Risk of Exposure to Pandemic Influenza in their Workplace
The best strategy to reduce the risk of becoming infected with influenza during a pandemic is to avoid crowded settings and other situations that increase the risk of exposure to someone who may be infected. If it is absolutely necessary to be in a crowded setting, the time spent in a crowd should be as short as possible. Some basic hygiene (www.cdc.gov/flu/protect/stopgerms.htm) and social distancing precautions that can be implemented in every workplace include the following:
•	Encourage sick employees to stay at home

•	Encourage your employees to wash their hands frequently with soap and water or with hand sanitizer if there is no soap or water available. Also encourage your employees to avoid touching their noses, mouths and eyes.

•	Encourage your employees to cover their coughs and sneezes with a tissue or to cough and sneeze into their upper sleeves if tissues are not available. All employees should wash their hands or use a hand sanitizer after they cough, sneeze or blow their noses.

•	Employees should avoid close contact with their coworkers and customers (maintain a separation of at least 6 feet). They should avoid shaking hands and always wash their hands after contact with others. Even if employees wear gloves they should wash their hands upon removal of the gloves in case their hands(s) became contaminated during the removal process.

•	Provide customers and the public with tissues and trash receptacles and with a place to wash or disinfect their hands.

•	Keep work surfaces, telephones, computer equipment and other frequently touched surfaces and office equipment clean. Be sure that any cleaner used is safe and will not harm your employees or your office equipment. Use only disinfectants registered by the U.S. Environmental Protection Agency (EPA) and follow all directions and safety precautions indicated on the label.

•	Discourage your employees from using other employee’s phones, desks, offices of other work tools and equipment.

•	Minimize situations where groups of people are crowded together such as in a meeting. Use e-mail, phones and text messages to communicate with each other. When meetings are necessary avoid close contact by keeping a separation of at least 6 feet, where possible and assure that there is proper ventilation in the meeting room.

•	Reducing or eliminating unnecessary social interactions can be very effective in controlling the spread of infectious diseases. Reconsider all situations that permit or require employees, customers and visitors (including family member) to enter the workplace. Workplaces which permit family visitors on site should consider restricting/eliminating that option during an influenza pandemic. Work sites with on-site day care should consider in advance whether these facilities will remain open or will be closed and the impact of such decisions on employees and the business.

•	Promote healthy lifestyles including good nutrition, exercise and smoking cessation. A person’s overall health impacts their body’s immune system and can affect their ability to fight off or recover from an infectious disease.
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Guidelines for Taking Care of Yourself and Others
If you have been diagnosed with H1N1 (Swine) flu, you should:

Stay home, following your doctor’s orders, and watch for signs that you need immediate medical attention.
Remain at home for 7 days after your symptoms begin or until you have been symptom- free for 24 hours, whichever is longer.
Avoid close contact with others, especially those who might easily get the flu, such as people of any age with chronic medical conditions (such as asthma, diabetes or heart disease) pregnant women, young children and infants.
Wear a face mask, if available and tolerable, when sharing common spaces with other household members to help prevent spreading the virus to others. This is especially important if other household members are at high risk for complications from influenza.
Get plenty of rest.
Drink clear fluids such as water, broth, sports drinks or electrolyte beverages made for infants to prevent becoming dehydrated.
Cover Coughs and sneezes.
Clean hands with soap and water of an alcohol based hand rub often, especially after using tissues and after coughing or sneezing into your hands.
If you are taking care of someone who has contracted H1N1 (Swine) flu, you should:
Avoid being face-to-face with the sick person. When holding a small child who is sick, place his/her chin on your shoulder so that he/she will not cough in your face. Make sure everyone in the household cleans their hands often, using soap and water or an alcohol based hand rub.
Remind the patient to cover coughs and clean his/her hand with soap and water or an alcohol based hand rub often, especially after coughing and/or sneezing.
Speak with the person’s health care provider about any special care that might be needed, especially if the person is pregnant or has a health condition such as diabetes, heart disease, asthma or emphysema.
Talk to your health care provider about taking antiviral medications, such as oseltami vir (Tami flu®) or zanamivir (Relenza®) to prevent getting the flu.
Ask the patient’s health care provider whether the patient should take antiviral medications.
Consider wearing a facemask or respirator when close contact is unavoidable. Monitor yourself and household members for flu symptoms and contact a telephone hotline or health care provider if symptoms occur.
Get medical care right away if the patient exhibits emergency warning signs.
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EXHIBIT O
OCIP Manual
Not Applicable See Exhibit P

EXHIBIT P
DATE (MM/DD/YY)
CERTIFICATE OF LIABILITY INSURANCE	4/11/2011

PRODUCER
Rooney Insurance Agency, Inc.
5601 South 122nd East Avenue
Tulsa, Oklahoma 74145

PHONE NUMBER
   918-582-0565 Fax No. 918-584-3129

INSURED
Manhattan Construction Company
2120 Montrose Blvd.
Houston, Texas 77006
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURERS AFFORDING COVERAGE
INSURER A The Travelers Indemnity Company
INSURER B Travelers Property Casualty Company of America
INSURER C Westchester Fire Insurance Company
INSURER D American Guarentee & Liability Insurance Company
INSURER E Liberty Insurance Underwriters, Inc.
COVERAGES
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSUR			POLICY EFFECTIVE	POLICY EXPRATION
LTR	TYPE OF INSURANCE	POLICY NUMBER	DATE (MM/DD/YY)	DATE (MM/DD/YY)	LIMITS
	GENERAL LIABILITY				EACH OCCURRENCE		$1,000,000
A	☑ COMMERCIAL GENERAL LIABILITY
	☐ CLAIMS MADE ☑ OCCUR. ☐ ☐	VTC2KCO1098A840	10-1-10	10-1-11	FIRE DAMAGE (Any one fire)		$1,000,000
					MED EXP (Any one person)		$5,000
					PERSONAL & ACV INJURY		$1,000,000
					GENERAL AGGREGATE		$3,000,000

	POLICY ☐ PROJECT ☑ LOC ☐				PRODUCTS-COMP/OP ACG		$3,000,000

	AUTOMOBILE LIABILITY
B	☑ ANY AUTO ☑ ALL OWNED AUTOS	VTC2JCAP1098A852	10-1-10	10-1-11	COMEBINED SINGLE LIMIT (Ex Accident)		$1,000,000
	☑ SCHEDULED AUTOS ☑ HIRED AUTOS ☑ ON-OWNED AUTOS				BODLY INJURY (Per person)
	☐ GARAGE LIABILITY					$
	☐ ☐				BODLY INJURY (Per Accident)	$
					PROPERTY DAMAGE (Per Accident)	$

	EXCESS LIABILITY — Occurrence
B	Excess of General, Auto & Employers	VTSMJCUP1098A968	10-1-10	10-1-11	EACH OCCURRENCE		$100,000,000
C	Excess of VTSMJCUP 1098A968	G22008924006	10-1-10	10-1-11	AGGREGATE		$100,000,000
D	Excess of G22008924008	AEC3767527-10	10-1-10	10-1-11
E	Excess of AEC3767527-10	EXCDA211625-4	10-1-10	10-1-11

	WORKERS COMPENSATION AND	VTC2JUB1098A803	10-1-10		☑ WC STATUTORY LIMITS H- ER		$1,000,000
A	EMPLOYERS’ LIABILITY				ELEACH ACCIDENT		$1,000,000
					EL. DISEASE-POLICY LIMIT		$1,000,000
					EL. DISEASE-EACH EMPLOYEE		$1,000,000
	OTHER
DESCRIPTION OF OPERATIONS/LOCATION/VEHICLES/SPECIAL ITEMS
Re: Baton Rouge Casino and Resort Job #024-2009-001

Additional Insured and Waiver of Subrogation Endorsements are included in favor of PNK (Baton Rouge) Partnership as required by executed contract.

CERTIFICATE HOLDER	CANCELLATION
PNK (Baton Rouge) Partnership 9555 Hillwood Drive Suite 140 Las Vegas, NV 89134	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, ROONEY INSURANCE AGENCY WILL MAIL BY CERTIFIED MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT.
AUTHORIZED REPRESENTATIVE

EXHIBIT P
Also see Amendment 1 to the Agreement for additional insurance coverage requirements.

EXHIBIT “Q”
5/11/2011
VALUE ENGINEERING LOG
PINNACLE BATON ROUGE SCHEME #6 PROGRAM
HOTEL AND CASINO

					STATUS CODE
			Cost Included		A – Approved
			in Current	Estimated	NA – Not Approved
Item #	Sub Job #	Scope Description	Budget	Potential Savings	P – Pending	Date	Resp	Notes
	Div. 2 — Sitework (Div. 31, 32 & 33 — Earthwork, Exterior Improvements & Utilities)
001	02	Reduce LF Fire Loop at Site (Current 4,826 LF Incl.)	$313,690		P	3/31/2011	ABMB	Open Status: Awaiting approval prior to reduction of LF
002	02	Reduce 500 LF for 6″ Irrigation Water Line (meter to be Close to River Road)	$27,000	$(25,000)	A	3/31/2011	ABMB
003	02	Reduce Cost/Pole AL for Decorative Light Poles @ Elevated Rd. from $8,500 to $5,500	$552,500	$(195,000)	A	3/31/2011	MCC	65 Poles Included in Budget AL: MCC Verify original pole cost with specs issued in CD’s
004	06	Delete Westside 400Ib rip-rap, replace w/conventional shoreblock	$304,500	$(177,625)	A	3/31/2011	MCC
004A	06	Delete rip rap at T-wall and replace w/conventional shoreblock	$70,000	$(35,035)	A	4/20/2011	ABMB/MCC
005	02	Delete Guest Parking Lot Type “A” Island Curb & Gutter, Landscaping & Irrigation. Extend Asphalt through Island (Confirm City Acceptance Asphalt in lieu C,G & I)			NA	3/31/2011		Planning commission does not allow deletion of this item
006	02	Delete Employee Parking Lot Type “B” Island 5” Wide Sitework & ADA Ramps.			NA	3/31/2011		Planning commission does not allow deletion of this item
007	02	Delete Employee Parking Lot Type “A” Island @ West Side Curb & Gutter, Landscaping & Irrigation Extend Asphalt through island (Confirm City Acceptance Asphait in lieu C, G & I)			NA	3/31/2011		Planning commission does not allow deletion of this item
008	02	Delete Paved Gutter Pan Drain/Grate Flume Concrete (Sheet C16.4)			NA	3/31/2011		Walks must remain as cannot delete this item.
009	02	Delete Site Concrete Flume rip-rap & use CIP Baffles			P	3/31/2011		Open Status: Out of right of way areas
010	02	Modify routing of sanitary sewer outfall piping	$162,500	$(52,000)	A	3/31/2011	ABMB

	Div. 4 — Masonry

011	07	Decrease Interior CMU Partitions at Support Facility from 28’ to 10’ High	$204,960		P	3/31/2011	Manning	Deduct to Chain Link fence in lieu of CMU @ South Wall of Warehouse, 10-foot height CMU @ trash/chemical storage rooms with drywall top-out.

	Div. 5 — Metals

012	03	Eliminate Steel Supports for Privacy Screens at Roof Top at Casino	$165,060	$(165,060)	A	3/31/2011	Manning / Marnell	Straight Deduct: The 2-meal Screen wall needs to be reviewed.
013	12	Eliminate Steel Supports for Privacy Screens at Roof Top at Low Rise	$86,180	$(86,180)	A	3/31/2011	Manning / Marnell	Straight Deduct
012	03	Eliminate Privacy Screens at Roof Top of Casino, Paint MEP Equip.	$208,882	$(168,882)	A	3/31/2011	Manning / Marnell	Paint estimate based on the quantity of equipment.
013	12	Eliminate Privacy Screens at Roof Top of Low Rise, Paint MEP Equip.	$107,725	$(87,725)	A	3/31/2011	Manning / Marnell	Paint estimate based on the quantity of equipment.
014	03,12	Delete Drink Rail and LED Lighting at perimeter walkway guardrail except at the Promenade, Steakhouse and Feature Bar. Use recessed wall packs for Emergency Lighting			P	3/31/2011	Manning / Marnell	Currently using $250/LF: Review cost to delete the drink rail.
EXHIBIT “Q”
1 of 6

					STATUS CODE
			Cost Included		A-Approved
			in Current	Estimated	NA – Not Approved
Item #	Sub Job #	Scope Description	Budget	Potential Savings	P – Pending	Date	Resp	Notes
	Div. 6 - MillWork
015	12	Delete oil rubbed bronze at Promenade header and use bronze chem metal product	$399,500	$(246,500)	A	3/31/2011	Marnell	$18 / SF installed chem metal
016	12	Simplify Guardrail at Level 2 Promenade Bridge. Reduce allowance from $400/LF to $200/LF	$104,000	$(52,000)	A	3/31/2011	Marnell	$200 /LF allowance
017	12	Delete Bronze Standing Seam Metal Roof at 2 Meal Entry and replace with painted metal	$141,400	$(85,400)	A	3/31/2011	Marnell	Painted metal to look bronze
018	12	Delete Bronze Standing Seam Metal Roof at GNG Entry and replace with painted metal	$101,505	$(61,305)	A	3/31/2011	Marnell	Painted metal to look bronze
019	12	Delete “Hopes” Bronze Storefront at Entry to 2 Meal and replace with standard bronze Aluminum Storefront	$122,720	$(74,720)	A	3/31/2011	Marnell	Replace with bronze aluminum storefront for $300 / LF
020	12	Glazing for “Hopes” Bronze Storefront at Entry to 2 Meal	$199,200	$(139,200)	A	3/31/2011	Marnell	1/4" clear tempered glass & confirm meets applicable codes
021	12	Operable “Garage Doors” at Entry to 2 Meal	$155,775	$—	P	3/31/2011	Marnell	Keep as an allowance: Wheel on door is NOT operable
022	12	Delete “Hopes” Bronze Storefront at Entry to Grab N Go and replace with standard bronze Aluminum Storefront	$53,466	$(33,366)	A	3/31/2011	Marnell	Replace with bronze aluminum storefront for $300 / LF
023	12	Replace Red Glazing for “Hopes” Bronze Storefront at Entry to Grab N Go to red united glass	$118,590	$(93,465)	A	3/31/2011	Marnell	1/4’ clear tempered glass (red tinted)
024	12	Red Bronze Mullion Glass Interior Walls (4’ Knee Walls) at 2 Meal	$28,980	$—	P	3/31/2011	MCC	Clear Glass; No change
025	12	Red Bronze Mullion Glass Interior Walls (12’ Full Ht Walls) at 2 Meal	$21,735	$—	P	3/31/2011	MCC	Clear Glass; No change
026	12	Replace Glass Countertops at Main Bars in 2 Meal with Stone (similar to back bar stone)			P	3/31/2011	Marnell
027	12	Change Black Metal Column Wraps (formed) at Main Dining in Steakhouse to drywall wrap with metal cladding	$104,808	$(40,308)	A	3/31/2011	Marnell	Change material to $10K per column installed — metal cladding on drywall (framed)
028	12	Revise Black Metal Tie Back Rods and Trellis at Steakhouse to be wood/light ga metal frame to look like steel (powder coat)	$260,400	$(100,000)	A	3/31/2011	Marnell	Revisit design and see if we can lighten the load as does not have to be metal: Price includes backup steel support
029	12	Change Bronze Standing Seam Metal to paint grade metal at Entry to Steakhouse	$121,483	$(25,000)	A	3/31/2011	Marnell	Provide paint grade metal roof
030	12	Change Black Metal Buttress at Ceiling in Steakhouse to Wood Buttresses	$106,332	$(46,332)	A	3/31/2011	Marnell	Change from metal to wood buttresses
031	12	Delete Beveled/ Colored Glass Glazing System at Wine Storage and Restroom Wall at Steakhouse (Elev 8 & 9 22.001) and replace with Planked Wood with Pol Stl Straps (sim to 4/22.002)	$230,300	$(46,240)	A	3/31/2011	Marnell
032	12	Glazing system with Black Mullions at Steakhouse Facade / Entry	$74,214	$(23,814)	A	3/31/2011	Marnell	Change to wood system to look like metal
033	12	Glazing system with Black Mullions at Steakhouse Entry	$35,340	$(11,340)	A	3/31/2011	Marnell	Change to wood system to look like metal
034	12	Wall Hung Solid Surface Partitions / Pilasters w Wood doors at Public Restrooms 1166, 1167,1168 — $5,320/stall, reduce to	$47,889	$(16,389)	A	3/31/2011	CT	Propose going to full drywall front with door, casing and stone Partitions
035	03	Wall Hung Solid Surface Partitions / Pilasters w Wood Doors at Public Restrooms in Casino- $5,320/stall, reduce to $3,500/stall	$335,223	$(114,723)	A	3/31/2011	CT	Propose going to full drywall front with door, casing and stone partitions
036	03	Use painted MDF at Casino Entry “Fluted” millwork at entry die wall / soffit at elev +24	$712,800	$(421,200)	A	1/31/2011	Marnell	Popular painted bronze applied to drywall framing to match columns USE WOOD LOOK VINYL WC (UP) Laminate (LOWER)
037	03	Use painted MDF at Casino Entry “Fluted” False Beams at Columns	$712,800	$(421,200)	A	3/31/2011	Marnell	Popular painted bronze applied to drywall framing to match columns
038	03	Use painted MDF at Casino Entry “Fluted” False Beams at Casino Side	$801,900	$(473,850)	A	3/31/2011	Marnell	Popular painted bronze applied to drywall framing to match columns
039	03	Delete Casino Entry Bronze Column Front and Back and paint bronze	$180,000	$(178,760)	A	3/31/2011	Marnell	Popular painted bronze applied to drywall framing to match columns
Exhibit “Q”
2 of 6

					STATUS CODE
			Cost Included		A – Approved
			in Current	Estimated	NA – Not Approved
Item #	Sub Job #	Scope Description	Budget	Potential Savings	P – Pending	Date	Resp	Notes
040	03	Utilize Wood in lieu of Metal at Casino Entry 36.5′ Decorative Front (Cat Tail Design, Laser Cut)	$385,000	$(135,000)	A	3/31/2011		Wood frame with laser cat tail applied to frame? REDUCE THE 385K TO 250k ALLOWANCE
041	03	Replace Stained Wood Beam, Various Height above Table Games in Casino to MDF box with wallcovering	$698,830	$(610,830)	A	3/31/2011	CT	Use MDF “boxes” with OFCI wood wallcovering in lieu of wood beams (no drywall framing). Note the ceiling area has been reduced on the new drawings
042	03	Revise Millwork Paneling at High Limit Entry to applied moldling on veneer	$136,356	priced veneer	VOID	3/31/2011	CT	Applied molding on veneer
043	03	Reduce petrified wood at entry into High Limit to only the (2) entrances. Delete petrified wood at cash cage and replace with wood paneling.	$134,700	$(74,940)	A	3/31/2011	CT	Delete petrified wood at facade and cash cage, leaving (23) entrances with petrified wood (FRONT FACE ONLY). Replace with OFCI upholstery
044	03	Decorative Polished Bronze Rail at Entry to High Limit	$44,356		NA	3/31/2011		Radius driving the cost of railing
045	03	Wood Paneling with Leather Upholstery at Radius Room in High Limit	$147,229	priced veneer	P	3/31/2011	CT	Applied molding on veneer (Venetian plaster w/ gold leaf?)
046	03	Delete Wood Plank and Beam Ceiling at Slots in High Limit and replace with wallcovering	$153,428	$(139,028)	A	3/31/2011	CT	Alt. to deduct wood and use wallcovering at beams (NOTHING AT TABLES)
047	03	Reduce cost for Decorative Metal Handrail at Buffet Houses / Servery from $750/IF to $250/IF in Buffet	$187,500	$(125,000)	A	3/31/2011	Marnell	$250 / LF installed — only rail at top and bottom, see new CD’s
048	03	Reduce cost for Queuing Rails (fixed) from $436/If to $250/If in Buffet	$76,300	$(32,550)	A	3/31/2011	Marnell	$250 / LF installed — only rail at top and bottom, see new CD’S
049	03	Banquette Die-walls at Houses in Buffet and in general	$21,715		VOID	3/31/2011		Wall between by MCC
050	03	10’ Oiled Black Glass Wall at Lighthouse (with operable doors) in Buffet	$119,000	$(34,000)	A	3/31/2011	Marnell	Change to wood system to look like metal
051	03	10’ Oiled Black Glass Wall at Dining Areas (Houses) in Buffet	$350,000	$(37,500)	A	3/31/2011	Marnell	Change to wood system to look like metal
052	03	10’ Oiled Black Glass Wall at Private Dining in Buffet	$84,000	$(9,000)	A	3/31/2011	Marnell	Change to wood system to look like metal
053	03	Operable Doors at Dining Areas / Private Dining in Buffet	$34,529	$—	P	3/31/2011		Leave as allowance
054	03	12’ Oiled Black Glass Wall at Open Seating in Buffet	$74,200	$(7,950)	A	3/31/2011	Marnell	Change to wood system to look like metal
055	03	7’ Oiled Black Glass Wall at Host Stand in Buffet	$18,620	$(1,995)	A	3/31/2011	Marnell	Change to wood system to look like metal
056	03	Alternate Material for Ceiling Molding at VIP Lounge	$284,456	$—	P	3/31/2011	CT	$284,456. total for ceilings — cost includes faux finish GFRG to look like stain wood (Look at profiles for cost efficiency.)
057	03	Replace Onyx Top at VIP Lounge Restroom Vanity with Granite	$10,514	$(5,614)	A	3/31/2011	CT	Vanity with standard granite top ($20 / SF material allowance for stone top)
058	03	Delete Antique Ceiling at VIP Entry and replace with wallcovering			P	3/31/2011	CT	Need direction from CD’s
059	05	Replace Metal Grillwork at Fireplace in Hotel Lobby with Wood Scrollwork	$63,750	$(18,750)	A	3/31/2011	CT	Use laminated MDF in lieu of metal scrollwork
060	05	Delete 6′ Wainscot at Hotel Level 1 Corridor and replace with wallcovering, base, chair and crown	$81,000	$(68,760)	A	3/31/2011	CT	Wood base, chair, crown
061	05	Delete 6’ Wainscot at Hotel MPR and replace with wallcovering, base, chair and crown	$59,850	$(48,098)	A	3/31/2011	CT
062	05	Verify Hotel Lobby at Level 2 Ceiling	$162,250	$—	P	3/31/2011	MCC	Need more detail to define scope (Price new ceiling design.)
063	12	Revise BOH Corridor wainscot from diamond plate to (3) ea 2x6 at Low Rise	$10,300		P	3/31/2011	Marnell / Manning	Need direction from CD’s
064	.05	Revise BOH Corridor wainscot from diamond plate to (3) ea 2x7 at Hotel	$50,500		P	3/31/2011	Marnell / Manning	Need direction from CD’s

	Div. 7 — Thermal and Moisture Protection
065	05	Delete Double Stud Exterior Framing at Hotel Column Pops Out by Changing Slab Edge Design above Level 2			VOID	3/31/2011		No cost savings (Level 0-2 slab extensions underway.)
066	03	Delete standing seam metal roof at Loading Dock to Levee	$60,140	$(60,140)	A	3/31/2011	Marnell / Manning	Straight deduct Explore Pre-fabricated Walkway & eliminate at roadway crosswalks
067	12	Replace Composite Metal Panel at Radius Planter Wall with Corrugated Metal Panel	$38,220	$(17,745)	A	3/31/2011	Marnell / Manning
068	12	Replace column wraps at Steakhouse Exterior with EIFS	$25,256	$(7,216)	A	3/31/2011	Marnell / Manning
Exhibit “Q”
3 of 6

					STATUS CODE
			Cost Included		A – Approved
			in Current	Estimated	NA – Not Approved
Item #	Sub Job #	Scope Description	Budget	Potential Savings	P – Pending	Date	Resp	Notes
	Div. 8 - Openings
069	05	Delete Green Screen System at Service Level of Hotel	$22,400	$—	NA	3/31/2011
070	12	Delete Louvers at Level 11.5 in the hotel and replace with EIFS	$87,573	$(23,573)	A	3/31/2011	Marnell / Manning
071	04	Delete Glass at Levels 1, 2 & 3 at Elevator Connector and leave as open air			P	3/31/2011	Marnell / Manning	Need direction from CD’s
072	04	Delete finishes at Level 1, 2 & 3 Elevator Connector Lobbies and leave as open air			P	3/31/2011	Marnell / Manning	Need direction from CD’s
073	03	Reduce Glass Height at VIP Wall by 4’ 2” and replace with metal panels.			P	3/31/2011	Marnell / Manning	Need direction from CD’s
074	05	Reduce Fixed Airfoil Louvers at Hotel Level 12	$132,847		VOID	3/31/2011	Marnell / Manning	Marnell to redesign

	Div. 9 - Finishes
075	05	Deduct waterproofing at guestroom floors (waterproofing called out In specs)	$120,000	$(120,000)	A	3/31/2011	Manning	Straight deduct: This is every “wet” area
076	05	Deduct epoxy grout at guestroom floors (epoxy called in specs)	$30,000	$(30,000)	A	3/31/2011	Manning	Straight deduct: Propose blended epoxy grout
077	12	Deduct waterproofing at public area/BOH restroom floors at Low Rise	$10,190	$—	NA	3/31/2011
078	12	Deduct epoxy grout at public area/BOH restroom floors at Low Rise	$8,971	$(8,971)	A	3/31/2011	Manning	Straight deduct: Propose blended epoxy grout
079	03	Deduct waterproofing at public area/BOH restroom floors at Casino	$20,410	$—	NA	3/31/2011
080	03	Deduct epoxy grout at public area/BOH restroom floors at Casino	$18,257	$(18,257)	A	3/31/2011	Manning	Straight deduct: Propose blended epoxy grout
081		Add Schluter “tile ready” pan		$118,800	A	3/31/2011	Manning
082	12	Delete Airfoil Sunscreens at Pedestrian Bridge	$267,600	$(167,600)	A	3/31/2011	Marnell	~~Straight deduct~~: Redesign will show 1/3 of the “foils” remaining
083	12	Provide in lieu of stone wainscot at Pedestrian Bridge.	$63,560		P	3/31/2011	MCC	Price Porcelain Tile/Match floor in lieu of wallcovering
084	12	Provide carpet border in lieu of stone border at Pedestrian Bridge	$21,470	$—	NA	3/31/2011		Cost of OFCI Carpet
085	12	Delete stone pilasters at promenade and add chem metal or resin panels at side of columns		$(200,000)	A	3/31/2011	Marnell	Need column design for takeoff and replacement material #: See highlighted drawings for intent of stone & target $200K
086	12	Reduce concrete tiles with Images at 2 meal (Currently have 450 SF in the budget — CD’s show more SF)	$56,000		P	3/31/2011	Marnell / MCC	Need direction from CD’s (Verify that the new design - budgeted footage.)
087	03	Replace Casino Entry Antique Bronze Glass Tile at Casino Entry Column Sides with resin, paint of wallcovering	$53,460		P	3/31/2011	Marnell	Resin panels? Chem metal alt. - $20 / SF installed (Review different material types (Custom Tile / Marnell Mat’l = $15 / SF)
088	03	Delete Casino Entry Structural Framing at Entry (Radiused 12” channel / Cross Member, Clad with Bronze to match columns) and add drywall box beams	$16,320		P	3/31/2011	Marnell	No steel beams: Drywall painted to match columns
089	03	Delete Casino Entry bronze Cladding at Radiused Entry Steel and add paint	$68,000		P	3/31/2011	Marnell	No steel beams: Drywall painted to match columns
090	03	Delete Casino Entry Structural Framing at “Octagon” Shapes (C12x30, Clad with Bronze to match columns) and add drywall box beams	$28,000		P	3/31/2011	Marnell	No steel beams: Drywall painted to match columns
Exhibit “Q”
4 of 6

					STATUS CODE
			Cost included		A – Approved
			in Current	Estimated	NA – Not Approved
Item #	Sub Job #	Scope Description	Budget	Potential Savings	P – Pending	Date	Resp	Notes
091	03	Delete Casino Entry Bronze Cladding at ‘Octagon” box beam and add paint	$100,000		P	3/31/2011	Marnell	No Steel beams: Drywall painted to match columns
092	03	Replace 12"x12"x5" Hunter Douglas Open Grid Ceiling in Casino to 26"x26"x5" Open Grid	$556,800	$(204,872)	A	3/31/2011	CT	KHSS (26" x 26")
093	03	Reduce petrified wood at entry into High Limit to only the (2) entrances. Delete petrified wood at cash cage.		$(88,600)	A	3/31/2011	CT	Delete petrified wood at façade and cash cage, leaving (2) entrances with petrified wood. (Replace with ???)
094	03	Replace $200 / SF material Hand Painted tile at Buffet Serving Line with $30 / SF material accent tile	$50,000	$(40,000)	A	3/31/2011	Marnell	$10K installed: Budgeted amount = 10% of the area
095	03	Delete Wood Tile at Fish Camp Ceilings in Buffet (double up with Wood Flooring)		$(80,000)	A	3/31/2011	Marnell	Double up in GMP
096	03	Reduce wood flooring at Buffet and replace with carpet			P	3/31/2011	Marnell
097	03	Delete Fireplace at Buffet, (Includes box and block)	$40,000	$(25,000)	A	3/31/2011	Marnell	Continue Millwork at Fireplace: Allowance of $15,000.
098	03	Delete Fireplace façade at Buffet	$8,280	$(8,280)	A	3/31/2011	Marnell
099	03	Replace T&G Wood Ceilings at Buffet Fish Camp with False Ceilings			P	3/31/2011	Marnell	Need direction from CD's
100	03	Delete Venetian Plaster at Feature Bar Walls and replace with FFE Mural	$11,664	$(11,664)	A	3/31/2011	CT	This will be an FF & E item.
101	03	Alternate Wood grain Perforated Ceiling tile at MPR	$281,568		P	3/31/2011	CT	DESIGN TEAM TO PROVIDE SOME ALTERNATE MATERIALS (KHSS/ Baker to provide alternate material?)
102	03	Alternate Wood grain Lay In Ceiling at Buffet Dining	$54,907		P	3/31/2011	CT	Alternate material that looks like wood?
103	03	Delete Upgraded Framing at Stone Framed Openings (5#/SF) at Prefunction Service Bars	$4,095	$(4,095)	A	3/31/2011	CT
104	03	Delete Stone Framed Openings at Portable Bars (2 openings) at Prefunction Service Bars	$46,800		P	3/31/2011	CT	Replace with Wood Frame (ADD BACK WOOD FRAME)
105	05	Delete Venetian Plaster above wainscot at Hotel Level 1 Corridor and replace with wallcovering	$14,580	$(12,150)	A	3/31/2011	CT
106	05	Delete Venetian Plaster above wainscot at Hotel Level 2 Lobby and replace with wallcovering	$18,000	$(15,000)	A	3/31/2011	CT
107	05	Delete Venetian Plaster a Hotel Multi Purpose Room and replace with wallcovering	$21,546	$(21,546)	A	3/31/2011	CT	Wallcovering OFCI and cost in Div. 6 with the millwork change
108	05	Replace $70 / SF (material) vanity accent tile in Suites with $20 / SF (material) tile	$225,000	$(145,000)	A	3/31/2011	CT	$80k — Installed
109	05	Replace $60 / SF (material) glass tile at wet bar in Suites with $30 / SF (material) glass tile	$79,000	$(33,000)	A	3/31/2011	CT	$46k — Installed
110	05	Reduce material allowance for Hotel Level 1 Lobby tile mural at Registration Desk from $75 / SF to $30 / SF	$25,000	$(18,250)	A	3/31/2011	CT	$11,500 — installed (Utilize a $60/sf material.)
111	03	Delete ACT in Level 2 Storage Rooms		$(5,392)	A	3/31/2011		Need direction from CD's

	Div 10 - Specialties
112	03	Delete all code required / graphics at Casino	$122,947	$(122,947)	A	4/19/2011	MCC	Straight Deduct — TO BE OFOI, PURCHASE WITH ALL OTHER SIGNAGE
113	04	Delete all code required / graphics at Garage	$62,241	$(62,241)	A	4/19/2011	MCC	Straight Deduct TO BE OFOI, PURCHASE WITH ALL OTHER SIGNAGE
114	05	Delete all code required / graphics at Hotel	$98,583	$(98,583)	A	4/19/2011	MCC	Straight Deduct — TO BE OFOI, PURCHASE WITH ALL OTHER SIGNAGE
115	12	Delete all code required / graphics at Low Rise	$49,667	$(49,667)	A	4/19/2011	MCC	Straight Deduct — TO BE OFOI, PURCHASE WITH ALL OTHER SIGNAGE
116	12	Delete all code required / graphics at Bridge	$6,351	$(6,351)	A	4/19/2011	MCC	Straight Deduct — TO BE OFOI, PURCHASE WITH ALL OTHER SIGNAGE
117	07	Delete (4) OH Coiling Doors at Central Plant and replace with knock out panels	$48,000		P	3/31/2011	Manning
Exhibit “Q”
5 of 6

					STATUS CODE
			Cost included		A – Approved
			in Current	Estimated	NA – Not Approved
Item #	Sub Job #	Scope Description	Budget	Potential Savings	P – Pending	Date	Resp	Notes
	Div. 11 - Equipment
118	03	Eliminate Service Dock Equipment at Casino	$50,000	$(50,000)	A	3/31/2011	MCC	Straight deduct
119	05	Delete Fireplace at Hotel Lobby	$45,000	$(22,500)	A	3/31/2011	CT	Straight deduct

	Div. 13 - Special Construction
120	05	Eliminate Water Feature	$100,000	$(100,000)	A	3/31/2011	Marnell / Manning	Propose water feature as an FF&E item.
121		Eliminate Employee Walkway Structure at Support Facility to Levee, leave erosion control and slab on grade	$786,624	$(411,416)	A	3/31/2011	Marnell / Manning	Leave sitework and SOG: Explore Prefabricated Walkway - Target $30 / SF for Prefabricated Walkway
122		Eliminate Public Parking Walkway at Garage	$607,999	$(607,999)	A	3/31/2011	Marnell / Manning	Eliminate covered walkway complete (incl. foundations, et. al.), except sidewalk

	Div. 15 - Machanical (Div. 22 & 23 - Plumbing & Mechanical)
123	05	Alternate plumbing fixtures for the guestrooms	$—	$(200,000)	A	3/31/2011	MSA	Target Reduction: To be finalized after the model room review
124	03, 05 & 12	Insulation Specification Changes — Possible use of Polyiso Insulation			P	3/31/2011	MSA
125	04	Reduce Qty of Interior Floor Drains throughout the garage	$60,000		P	3/31/2011	MSA	Discuss with the Design Team
126	03 & 12	Eliminate Separate 140 & 120 Degree Domestic Water Loops, use local mining valves	$150,000	$(100,000)	A	3/31/2011	MSA
127	03	Reduce Airflow Qty for Casino units from 42,000 cfm to 30,000 cfm	$400,000	$—	NA	3/31/2011		This item will not be pursued per PNK.
128	07	Eliminate Cooling Unit from Fire Pump Room at CEP	$10,000	$—	NA	3/31/2011		Hughes will not allow this change.
129	03 & 12	Change (4) sanitary lift station tanks to fiberglass in lieu of Highland (as specified)	$355,000	$(155,000)	A	3/31/2011	MSA
130	03	HVAC Exhaust/Supply Requirements changes for Vessel Support/Generators	$200,000	$(50,000)	A	3/31/2011	MSA	MSA/MECC to review requirements

	Div. 16 - Electrical (Div. 26 - Electrical)
131	12	Review / Reduce Interior Light fixture package at 2 Meal, Promenade and Steakhouse (ALTERNATE FIXTURES)		$(350,000)	A	3/31/2011	IC	Total reduction for Wet Side is $1M. (Item #131 & #132)
132	03	Review / Reduce Interior Light fixture package at Buffet, Public Restrooms. Poker, Feature Bar, High Limit (ALTERNATE FIXTURES)		$(650,000)	A	3/31/2011	IC	Total reduction for Wet Side is $1M. (Item #131 & #132)
133	05	Review / Reduce Interior Light fixture package at Hotel (ALTERNATE FIXTURES)		$(200,000)	A	3/31/2011	IC
134	05	Increase Exterior Light fixture spacing at West Elevation of Hotel (with above)			See Items #133	3/31/2011	IC
135	12	Increase Exterior Light fixture spacing at North Elevation of Low Rise (with above)			See Item #131/132	3/31/2011	IC
136	03	Reduce Specialty Lighting Allowance from $10 / SF to $5 / SF (Casino)	$994,210	$(497,105)	A	3/31/2011	IC	MCC Specialty SF Allowance
137	12	Reduce Specialty Lighting Allowance from $10 / SF to $5 / SF (Low Rise)	$264,630	$(132,315)	A	3/31/2011	IC	MCC Specialty SF Allowance

		Totals:	$17,858,906	$(10,160,309)				Target $8M

Exhibit “Q”
6 of 6

EXHIBIT “R”
5/11/2011
ALLOWANCES
PINNACLE ENTERTAINMENT BATON ROUGE SCHEME #6 PROGRAM
HOTEL & CASINO

ITEM #A-	DESCRIPTION	AMOUNT
1	MCC has included an allowance to delete the structural steel framing and privacy screen meal wall panel at the roof top equipment on the low rise per VE Item #12 & #13 approved 3/31/2011. ($86,180. Div 5 & $107,725. Div. 7)	(173,905)
2	MCC has included an allowance to delete the structural steel framing and privacy screen metal wall panel at the roof top equipment on the casino per VE Item #12 & #13 approved 3/31/2011 ($165,060. Div. 5 & $208.882. Div. 7)	(333,942)
3	MCC has included an allowance to delete the standing seam metal roof at the podium service dock per VE Item #66 approved 3/31/2011	(60,140)
4	MCC has included an allowance to replace composite metal panels at radius planter wall with corrugated metal panels per VE Item #66 approved 3/31/2011	(17,745)
5	MCC has included an allowance to replace column wraps at Steakhouse exterior with EIFS per VE Item #68 approved 3/31/2011	(7,216)
6	MCC has included an allowance to delete louvers at Level 11.5 in the Hotel and replace with EIFS per VE Item #70 approved 3/31/2011	(23,573)
7	MCC has included an allowance to delete Airfoil Sunscreens at the Pedestrian Bridge per VE Item #82 approved 3/31/2011	(167,600)
8	Delete waterproofing at guestroom bathroom floors (waterproofing called out in specs) per VE Item #75 approved 3/31/2011	(120,000)
9	Delete requirement for epoxy grout at guestroom bathroom floors (epoxy called in specs) per VE Item #76 approved 3/31/2011	(30,000)
10	Delete requirement for epoxy grout at public area/BOH restroom floors at Low Rise per VE Item #78 approved 3/31/2011	(8,971)
11	Delete requirement for epoxy grout at public area/BOH restroom floors at Casino per VE Item #80 approved 3/31/2011	(18,257)
12	Add Schluter “Tile Ready” pan system at Hotel guestroom showers per VE Item #81 approved 3/31/2011	118,800
13	MCC has included an allowance to reduce the millwork and theming scope of worK for the public areas of the hotel, low rise and casino by $4,054,127	(4,054,127)
14	MCC has included an allowance to reduce the tile / stone scope of work for the public areas of the hotel, low rise and casino.	(441,880)
15	MCC has included an allowance to replace $70/SF (material) vanity accent tile in Suites with $20/SF (material) tile per VE Item #108 approved 3/31/2011	(145,000)
16	MCC has included an allowance to replace $60/SF (material) glass tile at wet bar in Suites with $30/SF (material) glass tile per VE Item #109 approved 3/31/2011	(33,000)
17	MCC has included an allowance to reduce the Hotel Level 1 Lobby Registration Desk tile mural from $75/SF (material) to $30/SF (material) per VE Item #110 approved 3/31/2011	(18,250)
18	MCC has included an allowance to replace the Casino area 12"xl2"x5" Hunter Douglas open grid ceiling with 26"x26"x5" open grid ceiling per VE Item #92 approved 3/31/2011	(204,872)
19	MCC has included an allowance to delete the Casino Feature Bar venetian plaster walls and replace with an OFOI FFE mural per VE Item #100 approved 3/31/2011	(11,664)
20	MCC has included an allowance to delete the venetian plaster above the wainscot at the Hotel Level 1 Corridor and replace with OFCI wall covering per VE Item #105 approved 3/31/2011	(12,150)

1 of 4

EXHIBIT “R”
5/11/2011
ALLOWANCES
PINNACLE ENTERTAINMENT BATON ROUGE SCHEME #6 PROGRAM
HOTEL & CASINO

ITEM #A-	DESCRIPTION	AMOUNT
21	MCC has included an allowance to delete the venetian plaster above the wainscot at the Hotel Level 2 Lobby and replace with OFCI wall covering per VE item #106 approved 3/31/2011	(15,000)
22	MCC has included an allowance to delete the venetian plaster at the Hotel Multi- Purpose Room and replace with OFCI wall covering per VE Item #107 approved 3/31/2011	(21,546)
23	MCC has included an allowance of $175/SF for the Hotel Sundries Shop interior finishes.	148,575
24	MCC has included an allowance to delete all Casino code required way finding graphics per VE Item #112 approved 4/19/2011	(122,947)
25	MCC has included an allowance to delete all Parking Garage and Connector code required way finding graphics at Garage per VE Item #113 approved 4/19/2011	(62,241)
26	MCC has included an allowance to delete all Hotel code required way finding graphics per VE Item #114 approved 4/19/2011	(98,583)
27	MCC has included an allowance to delete all Low Rise Podium code required way finding graphics per VE Item #115 approved 4/19/2011	(49,667)
28	MCC has included an allowance to delete all Pedestrian Bridge code required way finding graphics per VE Item #116 approved 4/19/2011	(6,351)
29	MCC has included an allowance for the Support Facility loading dock equipment.	50,000
30	MCC has included an allowance for upgrading the Low Rise Podiurn feature tower.	100,000
31	MCC has included an allowance to delete the Low Rise Podium / Casino service dock equipment per VE Item #118 approved 3/31/2011	(50,000)
32	MCC has included an allowance to delete the Hotel Lobby 2 sided fireplace and replace with a 1 sided fireplace per VE Item #119 approved 3/31/2011	(22,500)
33	MCC has included an allowance for the food service equipment ($5,096,465.) and the beverage conduits ($120,000.).	5,216,465
34	MCC has included an allowance to delete the surface parking lot / parking garage open air public walkway per VE Item #122 approved 3/31/2011.	(607,999)
35	MCC has included an allowance to utilize a prefabricated aluminum awning with a 5” slab-on-grade for the employee walkway per VE Item #121 approved 3/31/2011	(411,416)
36	MCC has included an allowance to eliminate the Hotel roof top pool area water feature per VE Item #120 approved 3/31/2011	(100,000)
37	MCC has included an allowance for the Hotel roof top pool bar millwork, stone tops and MEP equipment. (The kitchen equipment is included in Allowance Item #033.)	100,000
38	MCC has included an allowance for the installation of the casino vessel hull paddlewheel	15,000
39	MCC has included an allowance of $15,000 ($5,000 for 3 doors) for custom etching at the Hotel Level 53 passenger elevator hallway doors.	15,000
40	MCC has included an allowance of $22,500 for temporary work platforms to be installed and removed within the hoist ways for elevator equipment installation access at the tops of the shafts prior to the shaft enclosure as required by the GEN2 elevators that have been specified. (4 EA @ Casino / 2 EA @ Podium / 2 EA @ PG)	22,500

2 of 4

EXHIBIT “R”
5/11/2011
ALLOWANCES
PINNACLE ENTERTAINMENT BATON ROUGE SCHEME #6 PROGRAM
HOTEL & CASINO

ITEM #A-	DESCRIPTION	AMOUNT
41	MCC has included and allowance of $15,000 / EA for the three Casino passenger elevator cab flooring, ceiling, rear wall and side wall interior finishes.	45,000
42	MCC has included and allowance of $15,000 / EA for the three Hotel passenger elevator cab flooring, ceiling, rear wall and side wall interior finishes.	45,000
43	MCC has included and allowance of $15,000 / EA for the four Parking Garage Connector passenger elevator cab flooring, ceiling, rear wall and side wall interior finishes.	60,000
44	MCC has included and allowance of $15,000 / EA for the one Pedestrian Bridge passenger elevator cab flooring, ceiling, rear wall and side wall interior finishes.	15,000
45	MCC has included an allowance for the casino vessel basin make-up water system.	100,000
46	MCC has included an allowance for the low rise podium grease tanks and sewage lift station tanks including all pumps and controls. This allowances does not include the costs for any additional structural steel or supports required for supporting / hanging these tanks from the Low Rise Podium and / or Vessel structural steel. ($170,000. Casino & $225,000. Podium)	395,000
47	MCC has included an allowance to utilize alternate plumbing fixture manufacturers at the Hotel per VE Item #123 approved 3/31/2011.	(200,000)
48	MCC has included an allowance to modify the 140 degree hot water loop design by modifying the pipe routing and utilizing local mixing valves to provide 120 degree domestic hot water at the required points of use at the Low Rise podium and Casino per VE Item #126 approved 3/31/2011. ($50,000. Casino & $50,000. Podium)	(100,000)
49	MCC has included an allowance for the Casino Vessel Support Generator(s) HVAC Exhaust / Supply requirement changes per VE Item #130 approved 3/31/2011	(50,000)
50	MCC has included an allowance of $375,000. for all landscape lighting and the OFOI site signage lighting.	375,000
51	MCC has included an allowance to reduce the Levee elevated road sixty-five (65 EA) each decorative light pole unit cost from $8,500. / EA to $5,500. / EA per VE Item #003 approved 3/31/2011.	(195,000)
52	MCC has included an allowance to reduce the Podium interior light fixture package at the 2 Meal, Promenade and Steakhouse (ALTERNATE FIXTURES) per VE Item #131 approved 3/31/2011.	(350,000)
53	MCC has included an allowance to reduce the Casino interior light fixture package at the Buffet, Public Restrooms, Poker, Feature Bar and High Limit (ALTERNATE FIXTURES) per VE Item #132 approved 3/31/2911.	(650,000)
54	MCC has included an allowance to reduce the interior light fixture package at the Hotel (ALTERNATE FIXTURES) per VE Item #133 approved 3/31/2011.	(200,000)
55	MCC has included an allowance to reduce the Casino specialty lighting allowance from $10/SF to $5/SF per VE Item #136 approved 3/31/2011.	(497,105)
56	MCC has included an allowance to reduce the Podium specialty lighting allowance from $10/SF to $5/SF per VE Item #137 approved 3/31/2011.	(132,315)
57	MCC has included an allowance of $942,486. for the low voltage data and communication wiring, backbone and cover plates. All equipment is OFOI including main phone switch, devices and computers. ($409,823. Vessel / $6,192. PG & Connector/ $345,041. Hotel / $50,738. Central Plant & Support Facility / $99,333. Podium / $31,360. Pedestrian Bridge)	942,486

3 of 4

EXHIBIT “R”
5/11/2011
ALLOWANCES
PINNACLE ENTERTAINMENT BATON ROUGE SCHEME #6 PROGRAM
HOTEL & CASINO

ITEM #A-	DESCRIPTION	AMOUNT
58	MCC has included an allowance of $767,429. for the low voltage audio visual and background music / paging system wiring, backbone and speakers. All equipment is OFOI including theatrical lighting, light trusses, local venue sound system, multi-purpose room sound system, suite local sound system, overhead projectors / screens and visual display / reader boards.($327,858. Vessel / $6,192. PG & Connector/ $197,166. Hotel / $25,369. Central Plant & Support Facility/ $132,444. Podium / $78,400. Pedestrian Bridge)	767,429
59	MCC has included an allowance of $3,075,092. for the low voltage security and surveillance system wiring, backbone and OFCI camera installation / positioning. All surveillance equipment is OFOI except for the cameras. The cameras are OFCI. The Hotel key / suite corridor entry door locking system is OFOI. ($2,458,935. Vessel / $90,186. PG & Connector/ $295,749. Hotel / $50,738. Central Plant & Support Facility / $132,444. Podium / $47,040. Pedestrian Bridge)	3,075,092
60	MCC has included an allowance of $100,000. for the proposed Amphitheater electrical and low-voltage services.	100,000
61	MCC has included an allowance of $25,000. for the Hotel 2,000 gallon grease trap.	25,000
62	MCC has included an allowance to reduce the 6” irrigation water main by 500 LF per VE Item #002 approved 3/31/11.	(25,000)
63	MCC has included the cost to utilize shoreblock in lieu of 400# rip rap at the Casino basin T-wall specified by the ACOE per VE Item #004 approved 3/31/2011.	(177,625)
64	MCC has included the cost to utilize shoreblock in lieu of the specified rip rap behind the T-wall per VE Item 005 approved 4/20/2011.	(35,035)
65	MCC has included an allowance of $100,000 to mill / overlay the existing River Road asphalt from Gardere to the new Central Plant.	100,000
66	MCC has included an allowance to reduce the linear footage of the site sanitary sewer lateral piping by 800 LF per VE Item #10 approved 3/31/2011.	(52,000)
67	MCC has included an allowance of 16,285 tons of asphalt at a unit price of $125. per ton for the site parking lot and drive lane asphalt.	2,035,625

4 of 4

EXHIBIT “S”
5/11/2011
BACK OF HOUSE FINISH SCHEDULE
PINNACLE BATON ROUGE SCHEME #6 PROGRAM
HOTEL AND CASINO
CASINO — BOH

					Flooring (sf)						Base (If)		Walls (sf)
					Install	Sealed		Raised						Tile
	Area	UoM	Perimeter	UoM	Carpet (sy)	Concrete	Stonhard	Floor w VCT	VCT	Tile	Vinyl	Tile	FRP	Wainscot	ACT	Washable
1120 BOH Circ	271	SF	66	LF					271		66				271
1135 Main Kitchen	121	SF	44	LF			121				44					121
1136 BOH Circulation	489	SF	141	LF					489		141				489
1144 Employee Entry	118	SF	45	LF		118					45				118
1145 Janitor	76	SF	36	LF						76		36	144
1148 Service Bar	375	SF	118	LF						375		118			375
1149 Data	101	SF	41	LF					101		41				101
1150 Office	93	SF	39	LF	10						39				93
1151 Slot	589	SF	101	LF					589		101				589
1153 Cage	837	SF	162	LF	93						162				837
1154 Credit	116	SF	43	LF	13						43				116
1155 Room	72	SF	34	LF					72		34				72
1174 Janitor	64	SF	34	LF						64		34	136
1176/79 Service Bar	552	SF	133	LF						552		133			552
1177 Data	74	SF	35	LF					74		35				74
1178 Data	99	SF	40	LF					99		40				99
1183 Service Bar	287	SF	69	LF						287		69			287
1186 Janitor	54	SF	33	LF						54		33
1188 Data	96	SF	40	LF					96		40				96
1189 Room	78	SF	35	LF					78		35				78
1191 Office	539	SF	132	LF	60						132				539
1192 Storage	93	SF	39	LF					93		39
1199 Electrical	103	SF	43	LF		103					43
2108 Storage	975	SF	147	LF		975					147
2109 Mech	407	SF	89	LF		407					89
2110 Security	437	SF	84	LF	49						84				437
2111 Head Security	215	SF	62	LF	24						62				215
2112 BOH Circ	1,190	SF	254	LF					1,190		254				1,190
2112 BOH Circ	8,580	SF	1,739	LF					8,580		1,739				8,580
2113 Data/UPS	668	SF	105	LF					668		105				668
2115 Room	117	SF	45	LF					117		45				117
2116 Room	636	SF	103	LF					636		103				636
2118 BOH	822	SF	122	LF					822		122				822
2119 Storage	156	SF	59	LF					156		59
2120 Audit	107	SF	42	LF	12						42				107
2121 State Police	289	SF	72	LF	32						72				289
2122 Trooper	106	SF	41	LF	12						41				106
2123 Employee Control	266	SF	70	LF					266		70				266
2124 BOH	327	SF	76	LF					327		76				327
2125 Security Dispatch	212	SF	63	LF	24						63				212
2130 Room	167	SF	59	LF					167		59				167
2131 Room	82	SF	36	LF					82		36				82
2132 AV	1,285	SF	149	LF					1,285		149				1,285

1 of 3

EXHIBIT “S”

					Flooring (sf)						Base (If)		Walls (sf)
					Install	Sealed		Raised						Tile
	Area	UoM	Perimeter	UoM	Carpet (sy)	Concrete	Stonhard	Floor w VCT	VCT	Tile	Vinyl	Tile	FRP	Wainscot	ACT	Washable
2133 Surveillance	1,441	SF	159	LF				1,441			159				1,441
2134 BOH RAMP	143	SF	72	LF				143			72				143
2135 Training	1,085	SF	151	LF	121						151				1,085
2136 G Room	160	SF	59	LF	18						59				160
2138 Bar Storage	889	SF	145	LF						889		145			889
2139 IT	884	SF	135	LF				884			135				884
2140 BOH	689	SF	118	LF					689		118				689
2143 Storage	850	SF	124	LF		850					124
2147 Storage	888	SF	132	LF		888					132
2149 Room	173	SF	55	LF					173		55				173
2152 Room	59	SF	34	LF	7						34				59
2153 AV Storage	72	SF	35	LF					72		35				72
2154 Banquet Kitchen	2,357	SF	252	LF			2,357				252					2,357
2155 Room	717	SF	116	LF			717				116					717
2163 Dir F&B	202	SF	57	LF	22						57				202
2164 Dir Slots	169	SF	53	LF	19						53				169
2165 F&B Offices	705	SF	112	LF	78						112				705
2166 Slot/Tables	801	SF	152	LF	89						152				801
2167 MKTG Storage	312	SF	77	LF	35						77
2168 Tables	176	SF	54	LF	20						54				176
2169 Green Room	168	SF	61	LF	19						61				168
2170 Green Rom Toilet	49	SF	28	LF						49		28
2171 Storage	284	SF	69	LF		284					69
2172 Vestibule	256	SF	71	LF	28						71				256
2175 EDR	3,305	SF	300	LF					3,305		300				3,305
2176 EDR Kitchen	1,018	SF	184	LF			1,018				184					1,018
2177 Room	127	SF	45	LF			127				45					127
2178 Mens Toilet	293	SF	90	LF						293			540
2179 Womens Toilet	305	SF	93	LF						305			558
2180 Team Lounge	494	SF	100	LF					494		100				494
2182 Conference	288	SF	68	LF	32						68				288
2183 Dir MKTG	174	SF	54	LF	19						54				174
2184 MKTG	2,804	SF	332	LF	312						332				2,804
2185 Dir MKTG	176	SF	55	LF	20						55				176
2186 VIP Terrace	1,797	SF	199	LF							199				1,797
2189 Storage	81	SF	37	LF		81					37
2190 Room	230	SF	62	LF	26						62				230
2191 Vessel Support	1,557	SF	226	LF		1,557					226				1,557
2194 Employee Terrace	1,518	SF	163	LF							163				1,518
2196 AGM	206	SF	58	LF	23						58				206
2197 Conference	289	SF	71	LF	32						71				289
2198 Special Event	193	SF	57	LF	21						57				193
2199 GM	285	SF	66	LF	32						66				285
2200 Office	320	SF	73	LF	36						73				320
2201 Generator	880	SF	119	LF		880					119
2202 Green Room Toilet	54	SF	30	LF						54		30
Folding Door Storage	212	SF	104	LF		212					104

TOTAL CASINO BOH	52,476		9,827		1,334	6,355	4,340	2,468	20,991	2,998	9,018	626	280	1,098	42,000	4,340

2 of 3

EXHIBIT “S”
5/11/2011
BACK OF HOUSE FINISH SCHEDULE
PINNACLE BATON ROUGE SCHEME #6 PROGRAM
HOTEL AND CASINO
LOW RISE BACK OF HOUSE

					Flooring (sf)					Base		Walls (sf )		Ceilings
												Diamond
												Plate w
					Install	Sealed						2x6	Tile
	Area	UoM	Perimeter	UoM	Carpet (sy)	Concrete	Stonhard	VCT	Tile	Vinyl	FRP	top/bot	Wainscot	ACT	Washable
1103 Storage	297	SF	77	LF	33					77
1104 Office	318	SF	80	LF	35					80				318
1108 3 Meal Kitchen	2,297	SF	212	LF			2,297			212	3000				2,297
1109 Exit Corridor	333	SF	87	LF		333				87				333
1110 Vault	381	SF	79	LF		381				79				381
1111 Shift Mgr	423	SF	111	LF				423		111				423
1112 Evs	79	SF	39	LF				79		39				79
1113 Soft Count	594	SF	112	LF				594		112				594
1115 Cage Mgr	128	SF	46	LF	14					46				128
1116 Trap	50	SF	30	LF				50		30				50
1117 Card/Dice	144	SF	48	LF				144		48				144
1118 Cart Storage	303	SF	72	LF				303		72
1119 Trap	99	SF	42	LF				99		42				99
1120 BOH Circ	558	SF	112	LF				558		112		448		558
1121 Exit Corridor	601	SF	132	LF				601		132		528		601
1123/35 Main Kitchen & Bakery	6,695	SF	432	LF			6,695			432	5700				6,695
1124 F&B Office	107	SF	44	LF	12					44				107
1125 Mens Toilets	124	SF	52	LF					124	52			208
1126 Womens Toilets	124	SF	51	LF					124	51			204
1127 BOH Circ	1,943	SF	444	LF				1,943		444		1776		1943
1128 Electrical	239	SF	62	LF		239				62
1129 Liquor	152	SF	50	LF		152				50
1130 Soda	101	SF	44	LF		101				44
1131 Refrig	139	SF	49	LF			139			49
1132 Dry Storage	234	SF	64	LF			234			64				234
1133 Janitor	57	SF	31	LF		57				31
1134 Electrical	121	SF	48	LF		121				48
1136 BOH Circ	178	SF	57	LF		178				57				178
1141 F&B Office	120	SF	48	LF	13					48				120
1162/64 Steakhouse Kitchen	1,886	SF	241	LF			1,886			241	2070				1,886
1163 Trash	164	SF	56	LF		164				56
1165 Vestibule	243	SF	74	LF		243				74				243
1169 Janitor	22	SF	19	LF					22	19				22
1201 EVS	142	SF	51	LF		142				51				142
1215 Electrical	88	SF	41	LF		88				41

TOTAL LOW RISE BOH	19,484				108	2,199	11,251	4,794	270	3,237	10,770	2,752	412	6,697	10,878

3 of 3

EXHIBIT “T”
5/11/2011
FF&E Responsibility Matrix
PINNACLE BATON ROUGE SCHEME #6 PROGRAM
HOTEL AND CASINO
Low Rise & Casino

No.	Description	OFOI	OFCI	CFCI	Notes
1 Interiors
	Blocking/Backing			•
	Carpet		•
	Carpet Base		•
	Carpet Pad			•
	Casework/Millwork Built-in Cabinets			•
	Finish Hardware			•
	Wall-mounted Keypad/Card Reader for Electronic Locks	•			Owner furnish template, door prep by GC
	Trim			•
	Special Wall Finishes			•
	Special Ceiling Finishes			•	Faux Herringbone Clg (AF-2401) will be CFCl
	Tile			•
	Tile and Stone Base			•
	Wood Flooring			•
	Vinyl/Fabric Wallcovering		•
	Granite / Marble			•
	Fireplace including all connections			•

2 Services
Decorative Lighting Fixtures
	Plug-in Fixtures	•
	Direct Connected (surface/recessed)			•
	Chandeliers, Pendants, Sconces		•
	BOH Lighting			•
	Dimming and Lighting Control for Complete Systems			•
	Exit Signage			•
	Point of Sales Registers / Computers	•			GC provide dedicated power and data
	Signage Power			•
	UPS System			•
	Loading Dock Equipment			•

3 Telecommunications / Low Voltage
	Cable, Normal and Plenum Rated			•
	Computer Room Office Furniture	•
	Computer System’s (PC’s Hardware & Systems)	•
	Data Center Phone Switch	•
	Data Center Server / Comm Racks	•
	Data / Telephone Conduit			•
	Data / Telephone Systems	•
	Data / Telephone Systems Wiring			•
	Dedicated Electrical Supply			•
	Overhead TV Monitors	•			Blocking/Backing, power and data by contractor
	Surveillance Room Equipment	•
	Systems, Termination w/ Monitor Console	•

EXHIBIT “T”
5/11/2011
FF&E Responsibility Matrix
PINNACLE BATON ROUGE SCHEME #6 PROGRAM
HOTEL AND CASINO
Low Rise & Casino

No.	Description	OFOI	OFCI	CFCI	Notes
4 Audio / Video Systems
	AV Racks		•
	Background Music Contract	•
	Background Music Distribution Wiring			•
	Background Music Receivers	•
	Background Music Wall Board + Electrical			•
	Cable			•
	Terminations	•
	CCTV System / Hotel Security	•
	Dedicated Electrical Supply			•
	Equipment: Speakers/Racks/Amps/Recorders/Patch/Touch Panels/Stations, Etc. — for a complete install	•
	MATV Head End Equipment	•
	MATV System	•
	MATV System Remote Controls	•
	Public Address System	•
	TV Mounts, Straps & Installation of TV’s (ceiling or wall mount)	•			Blocking/Backing, power and data by contractor

5 Furnishings and Equipment
	Accessories	•
	Area Rugs	•
	Art	•
	Bar Equipment			•
	Hanging Fans w/Lights		•
	Decorative Light Fixtures				See #2 Above
	Decorative Mirrors (Wall Hung)		•
	Fabrics	•
	Draperies and Tracks	•			Blocking/Backing by contractor
	Shimmer Screens (DS-2603)		•
	MECHO-SHADES		•		Per MARNELL ID’S
	Furnishings	•
	Kitchen Equipment			•
	POS Terminals & Printers	•			GC provide dedicated power and data
	Liquor Dispensors	•
	Soda Syrup Rack	•
	Blender	•
	Coffee Brewer	•
	Hot Chocolate Dispenser	•
	Juice Dispenser	•
	Ice & Soda Dispenser	•			Soda line conduit by contractor
	Iced Tea Brewer	•
	Mobile Trash Cans	•
	Portable Bar	•
	Plate Dolly	•
	Murals	•
	Toilet Partitions/Accessories			•
	Folding Partitions			•
	Planters	•

EXHIBIT “T”
5/11/2011
FF&E Responsibility Matrix
PINNACLE BATON ROUGE SCHEME #6 PROGRAM
HOTEL AND CASINO
Low Rise & Casino

No.	Description	OFOI	OFCI	CFCI	Notes
	Plants (Faux)	•
	Plug-in Lights	•
	Plug-in Picture/Art Lights	•
	Restaurant Tables/Chairs	•
	Loose Furniture	•
	Furniture - Fixed (ie, Banquests/Booths)		•		C&T and Marnell ID’s show a mixture of OFOI & OFCI, clarify PNK/MCC to mark up furniture plan for OFCI scope to be provided.

6 Gaming Equipment
	Slot Bases	•
	Slot Seating	•
	Slot Signage	•
	Table Game Seating	•
	Table Games	•

7 Signage
	Blocking For All Signage			•
	Code Required Exit Signage			•
	Data Cable Termination for All Signage Locations	•
	Data Cabling for all Signage Locations			•
	Electrical for all Signage Locations			•
	Office and Back of House Signage	•
	Plasma Display & LCD w/Brackets - Wall / Ceiling Locations	•			Blocking/Backing, power and data by contractor
	Signage Lighting	•
	Stair Identification	•
	Mechanical & Electrical Room Identification & Numbering	•
	Wayfinding Signage	•

8 OS&E
Front of House
	Flat Screen TV’s	•			Blocking/Backing, power and data by contractor
Back of House
	Call Accounting System	•
	Carts	•
	CRS — Central Reservation System	•
	Employee Breakroom TV’s	•
	Till Safes	•
	Telephone Switch / Public Space / BOH Phones	•
	Safe / Vault	•
	Computer’s / Printers / etc	•
	Support Services — Lockers		•

Exhibit U
PE BATON ROUGE

SURVEY DATE: 4/20/11; REVISED 5/11/11	JOB NAME: CASINO & HOTEL
MCC JOB # 3278.09	DESCRIPTION: GENERAL CONDITIONS BUDGET	PREPARED BY: DUANE K DUFFY

PI	CODE	DESCRIPTION	QUANT	UNIT	U/P	LABOR	MATL	EQUIPMENT	SUB	TOTALS		REMARKS
		PAY ITEM #010
010	110.10	PROJECT STAFF	1	LS		177,010	4,215,300			4,392,310		L= Intem @ 8 Months
010	110.11	FIELD ENGINEER	78	WKS	5,100	397,494	346,146	0		743,640		L= FE Helper
010	110.12	SCHEDULING	1	LS			57,500	0		57,500		M=MCC: E=Surface/P3 Software @ Site
010	110.13	SAFETY COORD.	1	LS			357,241	6,360		363,601		E=Badging Equipment/Supplies/Lanyards
010	110.20	SECRETARY (17 Months)	74	WK	760.00	55,944	0			55,944		M=Temporary/Agency if Needed
010	110.22	WATER BOY (20 Months)	87	WK	252.00	21,823				21,823
010	110.23	FLAGMAN	800	HRS	16.00	12,800				12,800
010	110.30	LICENSED SURVEY	1	LS			0		20,000	20,000
010	110.41	FE SUPPLIES	22	MO			8,800		0	8,800

010	110.50	SECURITY	104	WK	3,068.00		323,327	1,908	1,500	326,734	3,880	L=Off Duty; M=Mon./Permit/Bars; E=Equip; S=lnstall
010	110.61	MEALS/ENTERTAIN.	24	MO			18,000			18,000
010	110.70	RELOCATION EXP.	1	LS			168,000			168,000		Rel Expense: Mileage/Airfare/Hotel/Van
010	110.71	TRAVEL/LIVING EXP.	1	LS			695,708			695,708		Living Allow & Temporary Hotel (Salary & Hourly)
010	110.72	JOB TRAVEL	24	MO			30,000			30,000		Job Travel for Mlgs/Tests/Inspections

010	120.15	FENCE – CHAIN LINK: Dry Side Compound	2,500	LF	0.75	1,875	34,226			36,101		L=Maintenance: Trailer Compound Only
010	120.15	FENCE – CHAIN LINK: Dry Side Site	5,140	LF	0.75	3,855	22,661			26,516		L=Maintenance: Trailer Compound Only
010	120.15	FENCE – CHAIN LINK: Wet Side	3,000	LF	0.75	2,250	40,766			43,016		L=Maintenance: Trailer Compound Only
010	120.20	JOB SIGNS	1	EA	592.00	592	1,090			1,682	ALLOW	Allowance: Site Building Sign
010	120.27	TEMP SIGNS	50	EA	16.00	800	13,625			14,425		MCC Regulations Board/Stop Signs/Etc.
010	120.28	TEMP ELEV CABS	3	EA	325.00	975	654			1,629		Temporary Elevator Cab Protection
010	120.31	OFFICE SUPPLIES	24	MO			26,400			26,400
010	120.32	DELIVERY SERVICES	24	MO			24,000			24,000		Fed-X/Courier/Mail/Postage Meter
010	120.34	SMALL TOOLS	1	LS			27,250			27,250
010	120.36	FIRST AID/OSHA SUPPL	24	MO			6,813	20,220		27,032		E=Vests/Hardhats/Glasses/Life Vests
010	120.37	FIRE EXTING	167	EA	8.00	1,339	18,239			19,578		Trailer Compound
010	120.38	PRINTING	1	LS			32,046		7,500	39,546		S=Record Drawings Disc
010	120.40	PROGRESS PHOTOS	24	MO			6,540	3,200		9,740		E=Site Cameras/Camcorder

010	120.41	TEMP TOILETS	24	MO			74,556	23,544		98,100		M=Building & E=Trailer Holding Tanks & Treatment Plant
010	120.41	TEMP TOILETS: Hotel Room	22	WKS	972.00	21,044	2,360			23,404		M=CIeaning Supplies & Paper
010	120.42	TRASH DUMP FEES	1,300	EA			396,760			396,760		Building & Trailers
010	120.43	ICE & CUPS (22 Months)	95	WK			2,596	11,431		14,027		M=Cans/Tape/Cleaner; E=lce Machine / Block Ice
010	120.44	SAFETY AWARDS	1	LS			12,500			12,500		Quarterly Awards
010	120.51	CLEAN UP PERIODICAL (23 Months) Trailers	100	WK	546.00	54,376	5,428			59,804		Trailers: M=Vac/Trash Bags/Cleaners
010	120.51	CLEAN UP PERIODICAL (16 Months) Buildings	69	WK	1,400.00	96,992	5,664			102,656		Buildings; M=Vac/Trash Bags/Cleaners
010	120.55	CLEAN SITE. (22 Months)	95	WK	224.00	21,338	5,192			26,530		Site Trash; M=Trash Cans/Bags
010	120.56	CLEAN SITE STREETS (20 Months)	87	WK	384.00	33,254	12,000	32,700		77,954		Site Parking Lot; M=Fuel Rpr; E=Sweeper
010	120.71	TEMP POLE/HOOKUP	1	LS			7,500			7,500		Trailer Service/Hookup by Utility Company
010	120.72	TEMP. WIRE/GLOBES	1	LS			0			0		Short Term Trailer HooK-Up: By Electrical
010	120.73	POWER: TRAILERS BY MCC	25	MO			56,250	7,000		63,250		Electric Bill Trailers; E=Generators
010	120.73	POWER: BUILDINGS BY OWNER	24	MO			0			0		Building are by Owner
010	120.74	TELEPHONE	25	MO			28,750	2,725		31,475		M=Local/Long Distance; E= Equipment; S= Satellite
010	120.75	GAS BILL: BY OWNER	0	MO			0	0		0

010	120.76	WATER BILL	25	MO	727.44	18,186	9,538	62,500		90,224		Water Bill/Bottle Water/Elec. Coolers; E=Well or Shuttle Trailer / Water Truck I Holding Tanks
010	120.78	WATER/SAN HOOKUP	1	LS			0			0		Trailer Hook-Up: By Plumber
010		TELEPHONE: OWNER	0	MO			0	0	0	0		M=Local/Long Distance/T1: E=Equipment

010	122.02	PICKUP TRUCKS		MO						0
010	122.03	AUTOMOBILES		MO						0
010	122.05	JOB TRUCK	12	MO			4,800	10,800		15,600		M=Rpr/Gas
010	122.07	UTILITY TRAILER		LS						0		Job Utility Trailer: M= Tags
010	122.09	ATV, 4 WHEELER	12	EA			110,400	115,431		225,831		M=ATV Fuel/Rpr/Service; E=Mules/Carts

Exhibit U
PE BATON ROUGE

SURVEY DATE: 4/20/11; REVISED 5/11/11	JOB NAME: CASINO & HOTEL
MCC JOB # 3278.09	DESCRIPTION: GENERAL CONDITIONS BUDGET	PREPARED BY: DUANE K DUFFY

PI	CODE	DESCRIPTION	QUANT	UNIT	U/P	LABOR	MATL	EQUIPMENT	SUB	TOTALS		REMARKS

010	123.04	TRAILER & FURN	25	MO			4,360	98,100		102,460		M=Furniture/Bookcase; E=Rental
010	123.05	SETUP OFF TRAILER	3	EA	16,640	49,920	25,000	7,848	24,937	107,705		L=Porch/Walks; M=S/R/Shlv/Racks/Walls; E=Frt; S=Setup/Dismantle
010	123.06	JOB OFF EQUIPMENT	25	MO				27,250		27,250
010		OWNER EQUIPMENT/PAPER	0	MO			0	0		0		M=Toner/Paper; E=Printer/Scanner
010	123.07	COMPUTER	0	MO			0	0		0		M=DSL Line (Included w/ Staff Rates)
010	123.08	FAX MACHINE	1	EA			0	2,180		2,180
010	123.09	OWNER FACILITY	0	MO			0	0		0		M=Furniture/Water Cooler/Bottle Water; E=Rental
010	123.10	SET-UP OWNER FACILITY	0	EA		0	0		0	0		L=Porch/Walks; M=Setup/Remove, Shelving, Plan Racks, Porch/Steps/Ramp Materials; E=Freight In/Out; S=Setup/Dismantle
010	123.11	TOOL & STOR SHEDS	144	MO			3,270	17,266		20,536		M=Delivery; E=Conex
010	123.12	SETUP SHEDS: Roofs	3	EA	3,360.00	10,080	4,000			14,080		L & M=Site Built Sheds
010	123.13	TEL/DATA INSTALL.	1	LS			6,813			6,813		Install Phone/Data/Network System

010	124.01	SURVEY EQUIPMENT	23	MO			3,270	60,168		63,438		M=Purchase 2 Auto Levels

010	125.04	RADIOS, EQUIPMENT	10	EA			750	4,360		5,110		M=Rpr
010	125.05	MOBILE TELEPHONE	240	MO			26,160			26,160		Ten Mobile Phones

010	126.06	EQUIPMENT REPAIR	104	WKS	128.00	13,302	27,000			40,302		L= Truck/Cart Rpr; M=Spt Truck Repair
010	126.10	GAS, OIL, AND GREASE	135	MO			97,020	101,250		198,270		M=Misc. Job Mileage & Travel To/From; E=Spt Gas

		PAY ITEM #013
013	130.10	CQC STAFF	52	WKS	1,705.00	88,592			0	88,592		Hourly CQC inspections / Cover Ups
013	130.34	STRUCTURAL CONSULTANT	1	LS					0	0

		PAY ITEM #018
018	130.10	WORKER’S COMP (.13)	1	LS		146,210				146,210
018	180.12	MEDICAL EXPENSES (.01)	1	LS			10,838			10,338
018	180.20	PAYRLL TAXES.INSUR (.115)	1	LS		126,972				126,972
018	180.21	GROUP HOSPITAL/401K (.11)	1	LS		111,581				111,581
018	180.40	DRUG TESTING	30	EA			1,950			1,950

		PAY ITEM #999
999	9999.90	LEGAL FEES	1	LS			10,000			10,000

		QUANTITY SURVEY TOTAL				1,468,605	7,429,054	616,240	53,937	9,567,835	9,567,835

		DIRECT LABOR				1,083,841
		PR TAXES @ .355%				384,764